                                                                          EQUITY
                                                                           FUNDS
                                                                   ANNUAL REPORT
                                                FOR THE YEAR ENDED JUNE 30, 1999


                                                           SMALL CAP GROWTH FUND

                                                            SMALL CAP VALUE FUND

                                                             MID CAP GROWTH FUND

                                                              MID CAP VALUE FUND

                                                        DIVERSIFIED MID CAP FUND

                                                           LARGE CAP GROWTH FUND

                                                            LARGE CAP VALUE FUND

                                                              EQUITY INCOME FUND

                                                         DIVERSIFIED EQUITY FUND

                                                                   BALANCED FUND

                                                               EQUITY INDEX FUND

                                                     MARKET EXPANSION INDEX FUND

                                                 INTERNATIONAL EQUITY INDEX FUND

                                                  DIVERSIFIED INTERNATIONAL FUND


                                                                [ONE GROUP LOGO]

              IMPORTANT CUSTOMER INFORMATION. INVESTMENT PRODUCTS:

              - are not deposits or obligations of, or guaranteed by, BANK ONE CORPORATION or any of its affiliates,

              -  are not insured by the FDIC, and

              - are subject to investment risks, including possible loss of the principal amount invested.


                           [not insured by FDIC Logo]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

Portfolio Performance Review.............................................      2
Schedules of Portfolio Investments.........................................   52
Statements of Assets and Liabilities........................................ 147
Statements of Operations.................................................... 150
Statements of Changes in Net Assets......................................... 154
Statements of Cash Flows.................................................... 161
Notes to Financial Statements............................................... 162
Financial Highlights........................................................ 185
Report of Independent Accountants........................................... 240

                        One Group Small Cap Growth Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group Small Cap Growth Fund, formerly One Group Small Capitalization Fund, I share class posted a total return of -0.72%. (For information on other share classes and performance comparisons to indexes, please see page 4.)

Once again, the performance of small-cap stocks generally lagged that of larger-cap stocks, and small cap funds lagged most other stock funds during the past year. Investors continued to favor the earnings predictability and liquidity of large- and mid-cap stocks.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
After the Fund's focus changed from general small cap to small-cap growth in late 1998 and early 1999, we increased the weightings of higher growth sectors, such as technology, business and consumer services and health care, and reduced the Fund's weightings in the commodity and manufacturing sectors. Within these growth sectors, we selected stocks on an individual basis, relying on in-depth research to uncover companies with promising growth characteristics.

In the current market environment, negative earnings surprises quickly and sharply drive down stock prices. In general, stocks have continued to underperform for long periods after the first negative fundamental news. Because such news especially hurts higher-valuation growth stocks, we carefully monitored several key factors to help protect the Fund from earnings disappointments. We watched trends in earnings estimates, sales and margins, as well as other early warning signs such as excessive inventory and receivables growth.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The majority of the Fund's performance was driven by its largest sector, technology. We invest approximately 25% of the Fund's assets in technology stocks, and we plan to maintain that exposure going forward.

As has been the case for several years, many technology companies continue to grow earnings well above 30% per year, as they fuel the growth of businesses in all sectors of the economy. Companies such as Sanmina, a long-term holding in the Fund with an above-average market capitalization, moved ahead 75% for the year, as earnings expanded and the valuation became more inline with mid- and large-cap growth stocks. The Fund is participating in the newest of industries, the internet. With the average internet stock up more than 50% just in the first quarter of 1999, the Fund has reaped some nice rewards from this industry.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
All of the Fund's top 10 holdings changed from June 30, 1998, to June 30, 1999, as we shifted the Fund's focus to growth stocks. The top 10 holdings included VISX Inc. (healthcare), 2.1%; FirstMerit Corp. (financial services), 1.3%; Novellus Systems (technology), 1.2%; Valassis Comm., Inc. (utilities), 1.1%; American Bankers Insurance (financial services), 1.0%; Legg Mason, Inc. (financial services), 1.0%; Acxiom Corp. (business equipment & services), 1.0%; Williams Sonoma (retail), 1.0%; Ethan Allen (shelter), 1.0%; and Gentex Corp. (consumer durables), 0.9%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
As larger-cap valuations fell during the last several months of the fiscal year, money flowed into smaller-cap stocks, which caused small-cap stocks to outperform larger-cap issues. We believe this trend may continue, as large-cap valuations remain historically high relative to small-cap valuations. Going forward, we remain optimistic about continued U.S. economic growth and low inflation.

                        One Group Small Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

Our focus will continue to be on high-quality growth companies that have capable management teams and a reputation for delivering consistent sales and earnings results. We believe that companies with upward-trending earnings estimates, good balance sheets, niche products and/or a dominant market share likely will, over the longer term, deliver superior stock performance if purchased at reasonable valuations.

/s/ Richard R. Jandrain
--------------------------------
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Small Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Class I               (0.72)%     13.57%        14.71%

[Value of $10,000 Investment Line Graph]

                                                                                                           S&P/BARRA SMALL CAP
                                                         CLASS I                     S&P 600                     GROWTH
                                                         -------                     -------               -------------------
7/91                                                      10000                       10000                       10000
6/92                                                      12122                       11710                       11710
6/93                                                      15309                       15046                       15046
6/94                                                      15874                       15326                       14673
6/95                                                      17759                       18447                       17919
6/96                                                      21543                       23246                       22713
6/97                                                      24438                       28287                       25381
6/98                                                      30200                       33792                       29057
6/99                                                      29983                       33011                       28772

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Class A               (0.53)%     13.48%        14.66%
  Class A*              (5.78)%     12.27%        13.90%

* Reflects 5.25% Sales Charge.

[Value of $10,000 Investment Line Graph]

                                                                                                               S&P/BARRA SMALL
                                              CLASS A                CLASS A*               S&P 600               CAP GROWTH
                                              -------                --------               -------            ---------------
7/91                                           10000                   9475                  10000                  10000
6/92                                           12122                  11493                  11710                  11710
6/93                                           15309                  14514                  15046                  15046
6/94                                           15873                  15046                  15326                  14673
6/95                                           17759                  16834                  18447                  17919
6/96                                           21460                  20342                  23246                  22713
6/97                                           24362                  23093                  28287                  25381
6/98                                           30034                  28470                  33792                  29057
6/99                                           29875                  28319                  33011                  28772

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (9/12/94)
  Class B                  (1.69)%       11.97%
  Class B**                (6.05)%       11.70%

** Reflects Applicable Contingent Deferred Sales Charge.

[Value of $10,000 Investment Line Graph]

                                                                                                               S&P/BARRA SMALL
                                              CLASS B               CLASS B**               S&P 600               CAP GROWTH
                                              -------               ---------               -------            ---------------
9/94                                           10000                  10000                  10000                  10000
6/95                                           10589                  10589                  11188                  11116
6/96                                           12697                  12697                  14098                  14091
6/97                                           14315                  14315                  17156                  15746
6/98                                           17499                  17499                  20494                  18026
6/99                                           17203                  17006                  20021                  17850

                        One Group Small Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  (1.75)%       0.77%
  Class C**                (2.62)%       0.77%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                                                                               S&P BARRA SMALL
                                              CLASS C               CLASS C**               S&P 600               CAP GROWTH
                                              -------               ---------               -------            ---------------
11/97                                          10000                  10000                  10000                  10000
6/98                                           10307                  10307                  10826                  10628
6/99                                           10128                  10128                  10576                  10523

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period prior to the commencement of operations of the One Group Small Cap Growth Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Small Cap Growth Fund is measured against the S&P/Barra Small Cap Growth Index, an unmanaged index generally representative of the performance of 600 small capitalization domestic stocks with a higher price to book ratio. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P 600 Index represents the performance of small companies in the US stock market.

The benchmark index for the Small Cap Growth Fund has changed from the S&P 600 Index to the S&P/Barra Small Cap Growth Index in order to better represent the investment policies for comparison purposes.

                         One Group Small Cap Value Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Small Cap Value Fund I share class offered a total return of -4.48% for the six-month period ended June 30, 1999.(1) For the year ended June 30, 1999, the Fund's total return on I shares was -13.26%. (For information on other share classes and performance comparisons to indexes, please see page 8.)

Overall, small cap value stocks lagged most other sectors of the market during the 12-month period. We believe this reflects an aversion to risk and shorter investment horizon on the part of investors, given the significant economic and political uncertainties that existed during the period. Investors continued to prefer the liquidity and earnings visibility of large- and mid-cap growth companies.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our ongoing, primary strategy is to attempt to invest in attractively valued companies with strong prospects for growth and profitability. We look for companies that have been overlooked by the market, despite having a market niche in a growing industry, prospects for improving earnings and the potential for higher stock valuation.

During the past year, our high-quality orientation in selecting stocks actually hurt the Fund's performance. That was because many of the market leaders in the small cap sector were unprofitable companies, including a number of high-flying Internet stocks as well as troubled energy stocks and other deep cyclicals. The Fund's emphasis on tangible earnings and reasonable valuations largely precluded us from actively investing in these companies.

In addition, the Fund's holdings in the financial services and health care industries detracted from performance, due to rising interest rates and new government reimbursement proposals, respectively. However, our stock selections in the broader technology sector and in the transportation industry were quite favorable and added to performance during the year.

In recent months, Fund activity increased in an effort to position the Fund in a more sector-neutral fashion. As such, we increased holdings in the financial services and utility sectors and decreased holdings in capital goods and technology. The number of Fund holdings also increased to gain greater diversification and to more closely align the Fund's sector weightings with the benchmark index.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund owned a number of outstanding performers during the last 12 months. The largest positive contributor to performance was Quanta Services, a provider of specialty electrical contracting and maintenance services, up by 183% since the Fund's initial purchase in October 1998. Other strong performers included National Instruments, Unitrode and Burr-Brown in the technology sector, and USFreightways and C.H. Robinson in the transportation sector.

Disappointing holdings included a number of financial services holdings that were influenced by company-specific issues, tightening credit availability and higher interest rates. These included Stirling Cooke Brown, Unicapital and ARM Financial Group.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
Most of the Fund's top 10 holdings changed during the period. At June 30, 1999, those that remained among the top 10 included Zale Corp. (retail), 2.3%; SPS Technologies (consumer durable), 1.8%; Universal Health Services (health care), 1.6%; and Men's Wearhouse (retail), 1.4%. The new members included USFreightways (transportation), 1.9%; Aptargroup (consumer non-durables), 1.7%; Spartech Corp. (raw materials), 1.7%; Dallas Semiconductor (technology), 1.6%; CH Robinson Worldwide (transportation), 1.5% and Unitrode (technology), 1.5%.

                         One Group Small Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

WHAT IS YOUR OUTLOOK FOR THE FUND?
Despite the recent lagging performance of small cap stocks, we remain confident in the merits of exposure to small companies, and we are optimistic that small cap stocks will begin to regain some ground lost over the past four years to large cap stocks. Economic stabilization in the Far East, interest rate cuts in Europe and better-than-expected profitability in the United States has reduced some of the economic uncertainty that has prevailed and prompted investors to broaden their horizons into the small cap arena. In addition, the wide valuation disparity between small and large companies has caught investors' attention. Also, we have seen increased acquisition activity among smaller companies--from larger companies with richly valued stock prices and from private buyers taking advantage of the depressed valuations of many small companies.

/s/ Richard R. Jandrain
----------------------------------
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

---------------
(1) The Fund previously was a member of the Pegasus Funds, which had a fiscal year-end of December 31, 1998 -- the date of the last Pegasus Funds annual report. The Pegasus Funds merged with the One Group in March 1999, and the Fund's fiscal year-end is now June 30.

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Small Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class I             (13.26)%   14.38%    13.71%      9.76%

[Value of $10,000 Investment Line Graph]

                                                                               S&P/BARRA SMALL CAP
                                                         CLASS 1                      VALUE                   RUSSELL 2000
                                                         -------               -------------------            ------------
6/89                                                      10000                       10000                       10000
6/90                                                      10596                        9934                       10303
6/91                                                      12808                        9746                       10429
6/92                                                      15827                       11412                       11945
6/93                                                      19481                       14663                       15045
6/94                                                      18462                       15560                       15708
6/95                                                      20491                       18428                       18861
6/96                                                      25935                       23007                       23369
6/97                                                      34816                       30353                       27186
6/98                                                      41670                       37871                       31668
6/99                                                      36145                       36387                       32141

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class A             (13.44)%   13.92%    13.19%      9.19%
  Class A*            (17.96)%   12.70%    12.58%      8.96%

* Reflects 5.25% Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                        S&P/BARRA SMALL
                                              CLASS A                CLASS A*              CAP VALUE             RUSSELL 2000
                                              -------                --------           ---------------          ------------
6/89                                           10000                   9475                  10000                  10000
6/90                                           10561                  10000                   9934                  10303
6/91                                           12692                  12018                   9746                  10429
6/92                                           15589                  14761                  11412                  11945
6/93                                           19103                  18089                  14663                  15045
6/94                                           18000                  17044                  15560                  15708
6/95                                           19912                  18855                  18428                  18861
6/96                                           25086                  23754                  23007                  23369
6/97                                           33454                  31677                  30353                  27186
6/98                                           39895                  37776                  37871                  31668
6/99                                           34534                  32701                  36387                  32141

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class B             (13.99)%   13.29%    12.88%      9.08%
  Class B**           (18.17)%   13.04%    12.88%      9.08%

** Reflects Applicable Contingent Deferred Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                        S&P/BARRA SMALL
                                              CLASS B               CLASS B**              CAP VALUE             RUSSELL 2000
                                              -------               ---------           ---------------          ------------
6/89                                           10000                  10000                  10000                  10000
6/90                                           10561                  10561                   9934                  10303
6/91                                           12692                  12692                   9746                  10429
6/92                                           15589                  15589                  11412                  11945
6/93                                           19103                  19103                  14663                  15045
6/94                                           18000                  18000                  15560                  15708
6/95                                           19813                  19813                  18428                  18861
6/96                                           24812                  24812                  23007                  23369
6/97                                           32977                  32977                  30353                  27186
6/98                                           39054                  39054                  37871                  31668
6/99                                           33590                  33590                  36387                  32141

                         One Group Small Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
  Class C                               14.19%
  Class C**                             13.19%

** Reflects Applicable Contingent Deferred Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                        S&P/BARRA SMALL
                                              CLASS C               CLASS C**              CAP VALUE             RUSSELL 2000
                                              -------               ---------           ---------------          ------------
3/99                                           10000                  10000                  10000                  10000
6/99                                           11419                  11319                  11991                  11555

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The above-quoted performance data includes the performance of the Pegasus Small Cap Opportunity Fund for the period prior to the commencement of operations of the One Group Small Cap Value Fund on March 22, 1999.

The above-quoted performance data includes the performance of a common trust fund for the period prior to the commencement of operations of the mutual fund on January 27, 1995, adjusted to reflect the deduction of fees and expenses. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Small Cap Value Fund is measured against the S&P/Barra Small Cap Value Index, an unmanaged index generally representative of the performance of 600 small capitalization domestic stocks with a lower price to book ratio. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market.

The benchmark index for the Small Cap Value Fund has changed from the Russell 2000 Index to the S&P/Barra Small Cap Value Index in order to better represent the investment policies for comparison purposes.

                         One Group Mid Cap Growth Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group Mid Cap Growth Fund, formerly One Group Growth Opportunities Fund, I share class posted a total return of 28.39%. (For information on other share classes and performance comparisons to indexes, please see page 11.)

The market uncertainty and global economic concerns that characterized much of the fiscal year kept the country's largest, growth-oriented corporations among the favored stock investments. Investors preferred the liquidity and earnings stability these companies offered compared to smaller and value-oriented companies.

However, after a series of Federal Reserve rate cuts in late 1998 helped restore some stability to the financial markets, concerns over a global economic slowdown gradually diminished. Also, U.S. economic growth was stronger than expected. Investors didn't feel as compelled to own the biggest companies, and strong earnings and solid valuations among many mid-cap growth stocks fueled interest in this area of the market.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

We maintained a strong position in the technology sector during the year, as we believed the industry fundamentals were compelling. As businesses continue to strive for improvements in productivity and efficiency, spending on technology has increased. Also, we've seen a deluge of spending on Internet-related activities, e-commerce and Y2K readiness, all of which helped make the technology sector the best-performing sector for the fiscal year ended June 30, 1999.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
As a group, the Fund's technology holdings offered stellar performance. Notable performers in the technology sector included Altera Corp., Xilinx and Qualcomm. Continued economic growth helped the retail sector post solid returns. Companies such as Abercrombie & Fitch and Tiffany offered strong returns.

Health services stocks were among the poorest-performing due to Medicare reform and pricing and reimbursement issues. The energy sector suffered from falling crude oil and natural gas prices. The Fund had minimal exposure to both of these sectors.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
On June 30, 1999, the Fund's top 10 holdings consisted of ten new companies versus the top 10 of the previous fiscal year-end. They included Qualcomm (technology), 4.1% of assets; Linear Technology (technology), 2.1%; Lexmark International Group (technology), 1.9%; Xilinx (technology), 1.9%; Maxim Integrated Products (technology), 1.8%; Harley Davidson (consumer durables), 1.7%; Altera (technology), 1.5%; E*Trade Group (financial services), 1.5%; and Cintas (business equipment & services), 1.5%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
In recent years, economic growth, low inflation and relatively low interest rates have supported strong stock returns. Investors enjoyed the benefit of expanding price/earnings (P/E) ratios and robust earnings growth. Going forward, we think the economy will continue to grow, inflation will remain low and interest rates will remain low. If interest rates rise, this will put pressure on P/E ratios, and most of the growth in stock prices will have to come from earnings. We expect reasonably priced growth stocks to continue to do well, but perhaps not at the pace we have seen over the last few years.

/s/ Richard R. Jandrain
----------------------------------
Richard R. Jandrain III
Team Leader
Banc One Investment Advisors Growth Team

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Mid Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (3/2/89)
  Class I              28.39%    25.26%    19.04%     19.29%

[Value of $10,000 Investment Line Graph]

                                                                          CLASS I                  S&P/BARRA MIDCAP 400 GROWTH
                                                                          -------                  ---------------------------
3/89                                                                       10000                              10000
6/89                                                                       10822                              10883
6/90                                                                       13077                              12677
6/91                                                                       14364                              13165
6/92                                                                       16543                              15441
6/93                                                                       20076                              17545
6/94                                                                       20044                              17792
6/95                                                                       24002                              22430
6/96                                                                       29915                              28311
6/97                                                                       36721                              34939
6/98                                                                       48145                              44334
6/99                                                                       61816                              57772

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               27.87%      24.97%        17.43%
  Class A*              21.15%      23.63%        16.57%

* Reflects 5.25% Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS A                    CLASS A*                     GROWTH
                                                         -------                    --------              --------------------
2/92                                                      10000                        9475                       10000
6/92                                                       8847                        8381                        9992
6/93                                                      10766                       10199                       11354
6/94                                                      10710                       10146                       11514
6/95                                                      12799                       12125                       14515
6/96                                                      15912                       15074                       18321
6/97                                                      19495                       18468                       22611
6/98                                                      25528                       24183                       28691
6/99                                                      32641                       30922                       37387

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               26.96%      23.99%        19.67%
  Class B**             21.96%      23.82%        19.59%

[Value of $10,000 Investment Line Graph]
** Reflects Applicable Contingent Deferred Sales Charge.

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS B                    CLASS B**                    GROWTH
                                                         -------                    ---------             --------------------
1/94                                                      10000                       10000                       10000
6/94                                                       9093                        9093                        9344
6/95                                                      10772                       10772                       11779
6/96                                                      13307                       13307                       14868
6/97                                                      16198                       16198                       18349
6/98                                                      20983                       20983                       23283
6/99                                                      26642                       26542                       30340

1
                         One Group Mid Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  27.57%        25.63%
  Class C**                26.57%        25.63%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS C                    CLASS C**                    GROWTH
                                                         -------                    ---------             --------------------
11/97                                                     10000                       10000                       10000
6/98                                                      11427                       11427                       11373
6/99                                                      14578                       14578                       14820

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the One Group Mid Cap Growth Fund is measured against the S&P/BARRA Midcap 400 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P/BARRA Midcap 400 Growth Index for the Class I Shares consists of the average monthly returns of the Russell 2000 Index for periods prior to June, 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Growth Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Growth Index on June 30, 1991.

                          One Group Mid Cap Value Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group Mid Cap Value Fund, formerly One Group Disciplined Value Fund, I share class posted a total return of 3.82%. (For information on other share classes and performance comparisons to indexes, please see page 15.)

HOW DID MARKET EVENTS INFLUENCE FUND PERFORMANCE?
There are two factors that move stock prices -- valuation and fundamentals, such as earnings growth. During the past fiscal year, we witnessed extreme cases of valuation driving stock prices at certain times and fundamentals driving stock prices at others. This created a lot of volatility and uncertainty in the market.

At the beginning of the fiscal year, with market and economic crises developing abroad, investors wanted to avoid stocks with foreign market exposure and to focus on those with reliable fundamentals. As the situations in Asia, Russia and Brazil intensified, the pool of favored stocks became narrower, and a small group of growth stocks soared to levels not seen before. The market paid dearly for fundamentals it could rely on, and valuation became less and less important. Similarly, the market chose larger-capitalization stocks as its preferred vehicle over mid- and small-capitalization stocks. As a result, in virtually any category, large-capitalization stocks meaningfully outperformed mid-and small-cap stocks.

Then, early in 1999, the Federal Reserve showed signs of moving toward a tightening bias, and almost overnight investors no longer sought out stocks with good fundamentals. They wanted valuation, and the cheaper the stock, the better.

Of course, neither of these extreme scenarios is ideal. Instead, we like to see a proper blend of fundamentals and valuation. So, given these events, the Fund's performance lagged in the first half of the fiscal year, when growth stocks were the favored investment. And, even when value stocks gained strength in the second half, the Fund did not significantly participate in the rally because the stocks fueling the turnaround were large-cap stocks. Investors continued to favor large-cap stocks over mid-cap stocks because of the market liquidity and earnings predictability that larger-company stocks offered.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employ this approach within the context of our basis research discipline -- investing in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. We generally focus on companies with market capitalizations of less than $7 billion.

In our search for value stocks, we look for companies that exhibit an "earnings catalyst," or some factor expected to improve the company's earnings growth. This catalyst can be any one of a number of factors, including introducing a new product, implementing a management turnaround, entering a new market, etc. During the second half of the fiscal year, there were many value stocks being purchased, but none exhibited an earnings catalyst. We chose not to chase stocks that we felt were inexpensively priced and would stay that way. Instead, we remained dedicated to our long-term strategy and research discipline.

WHAT IS AN EXAMPLE OF A FUND HOLDING THAT BENEFITED FROM AN EARNINGS CATALYST?* The Fund benefited from its technology holdings, which generally experienced growth in revenues and earnings. In addition, earnings among technology stocks were much more sustainable than in other industries. In particular, the Fund benefited from its holding in LSI Logic. In the last 12 months, LSI benefited from its ability to sell its semiconductor products into the consumer and commercial markets, while similar companies with distribution limited to the personal computer end markets faltered.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
Only two of the Fund's top 10 holdings -- utilities companies El Paso Energy Corp., at 1.7% of assets, and Allegheny Energy, Inc., 1.4% -- remained among the top 10 holdings from the previous fiscal year. The remaining eight as of June 30, 1999, included Intuit (technology), 1.6%; Marshall & Ilsley Corp. (financial

                          One Group Mid Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

services), 1.4%; Reliastar Financial (financial services), 1.4%; Charter One Financial (financial services), 1.4%; Pinnacle West (utilities), 1.4%; Saks, Inc. (retail), 1.3%; AMBAC Financial Group (financial services), 1.2%; and Energy East Corp. (utilities), 1.2%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
While the market continues to struggle with leadership issues, we will remain true to our management discipline and continue to look for stocks with attractive valuations and identifiable earnings catalysts.

/s/ Kathleen Cole
--------------------------------
Kathleen Cole
Team Leader
Banc One Investment Advisors Value Team

/s/ Richard R. Jandrain
--------------------------------
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Mid Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year    (3/2/89)
  Class I               3.82%    17.47%    12.46%      13.07%

[Value of $10,000 Investment Line Graph]

                                                                          CLASS I                   S&P/BARRA MIDCAP 400 VALUE
                                                                          -------                   --------------------------
3/89                                                                       10000                              10000
6/89                                                                       10989                              10883
6/90                                                                       11372                              12677
6/91                                                                       11572                              13615
6/92                                                                       13451                              15441
6/93                                                                       15278                              17545
6/94                                                                       15895                              17792
6/95                                                                       18443                              22430
6/96                                                                       22150                              27627
6/97                                                                       26704                              34233
6/98                                                                       34253                              43366
6/99                                                                       35561                              45560

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A                3.70%      17.13%        14.07%
  Class A*              (1.76)%     15.88%        13.23%

* Reflects 5.25% Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS A                    CLASS A*                      VALUE
                                                         -------                    --------              --------------------
2/92                                                      10000                        9475                       10000
6/92                                                      10121                        9587                        9992
6/93                                                      11464                       10859                       11354
6/94                                                      11956                       11325                       11514
6/95                                                      13801                       13073                       14515
6/96                                                      16534                       15662                       17879
6/97                                                      19875                       18827                       22153
6/98                                                      25419                       24079                       28063
6/99                                                      26360                       24969                       29483

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B                2.76%      16.29%        13.76%
  Class B**             (1.63)%     16.07%        13.65%

** Reflects Applicable Contingent Deferred Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS B                    CLASS B**                     VALUE
                                                         -------                    ---------             --------------------
1/94                                                      10000                       10000                       10000
6/94                                                       9500                        9500                        9344
6/95                                                      10918                       10918                       11779
6/96                                                      12985                       12985                       14509
6/97                                                      15476                       15476                       17978
6/98                                                      19665                       19665                       22775
6/99                                                      20208                       20108                       23927

                          One Group Mid Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
  Class C                               11.39%
  Class C**                             10.39%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                                                                          S&P/BARRA MIDCAP 400
                                                         CLASS C                    CLASS C**                     VALUE
                                                         -------                    ---------             --------------------
3/99                                                      10000                       10000                       10000
6/99                                                      11139                       11039                       11493

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Value Fund is measured against the S&P/BARRA Midcap 400 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P/BARRA Midcap 400 Value Index consists of the average monthly returns of the S&P 500 Index for periods prior to June 1991. Thereafter, the data are from the S&P/BARRA Midcap 400 Value Index which corresponds with the initiation of the S&P/BARRA Midcap 400 Value Index on June 30, 1991.

                       One Group Diversified Mid Cap Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the six months ended June 30, 1999, One Group Diversified Mid Cap Fund I share class posted a total return of 8.32%.(1) For the year ended June 30, 1999, the Fund's total return on I shares was 5.47%. (For information on other share classes and performance comparisons to indexes, please see page 19.)

The economic backdrop over the last 12 months was ideal for equity investing. Interest rates remained relatively steady and at low levels, inflation stayed under control, and economic growth proceeded at a sustainable pace.

The strongest equity performers in this environment continued to be larger-cap, growth-oriented companies. But, that phenomenon started showing some signs of reversing toward the end of the period, as investors started seeking companies with better value characteristics and more cyclical sensitivity. In addition, smaller-cap stocks started gaining investor interest.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our long-standing investment strategy is to use a bottom up approach in selecting stocks. We look for companies with sustainable, above-average growth prospects and superior levels of profitability. We prefer companies that display competitive advantages and are protected from new competitive threats. We also look for companies with shareholder-oriented management, solid financial positions and reasonable liquidity. Once we screen for these characteristics, we employ valuation criteria to ensure we are paying a reasonable price for the stock.

This approach has proven to be very effective over the long term. But, there are shorter periods when other styles of investing, such as those that emphasize pure growth with little concern for valuation, dominate the market. This was the case for most of the past fiscal year.

In terms of tactics, we significantly increased the number of companies represented in the portfolio, as we worked to become sector-neutral and attempted to derive all our valued-added from stock selection. The number of names in the portfolio increased during the period from 66 to approximately 97.

As a result of these efforts, we dramatically reduced the Fund's capital goods exposure and substantially increased the technology exposure. We also added holdings in the utilities sector for the first time.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
Top performers for the year included Xilinx (technology), Lexmark (technology), Microchip Technology (technology), Waters Corp. (health care), Omnicom Group, Inc. (business equipment & services) and Harley-Davidson (consumer durables). Each of these companies capitalized on their competitive advantages and produced strong earnings growth during the year.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
Three of the Fund's top 10 holdings at December 31, 1998 remained in the group:
Charter One Financial (financial services), 2.8% of assets; Crane Co. (capital goods), 2.0%; and Tower Automotive (consumer durables), 2.0%; The remaining members of the top 10 included Zale Corp. (retail), 2.1%; TCF Financial (financial services), 2.0%; Borg-Warner Automotive (consumer durables), 1.9%; Apache Corp. (energy), 1.9%; Legget & Platt (shelter), 1.9%; Heller Financial (financial services), 1.8%; and Teleflex (capital goods), 1.7%.

                       One Group Diversified Mid Cap Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect the economic environment to remain relatively stable in the United States and to improve internationally. This should prove a positive backdrop for investing in attractively valued mid-cap stocks. In fact, we believe that mid-cap and small-cap stocks enjoy the best relative outlook in the market, and we will continue to seek sound companies selling at reasonable prices.

/s/ Richard R. Jandrain
-------------------------------------
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
(1) The Fund previously was a member of the Pegasus Funds, which had a fiscal year-end of December 31, 1998 -- the date of the last Pegasus Funds annual report. The Pegasus Funds merged with the One Group in March 1999, and the Fund's fiscal year-end is now June 30.

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Mid Cap Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class I                5.47%    17.14%    15.20%     14.69%

[Value of $10,000 Investment Line Graph]

                                                                          CLASS I                          RUSSELL 2500
                                                                          -------                          ------------
6/89                                                                       10000                              10000
6/90                                                                       10615                              10412
6/91                                                                       11641                              10984
6/92                                                                       13030                              12808
6/93                                                                       17420                              15986
6/94                                                                       18667                              16433
6/95                                                                       21449                              20162
6/96                                                                       25156                              25033
6/97                                                                       32439                              30065
6/98                                                                       39026                              35508
6/99                                                                       41163                              37408

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class A                5.21%    16.96%    15.11%     14.63%
 Class A*              (0.32)%   15.71%    14.49%     14.23%

* Reflects 5.25% Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                         CLASS A                    CLASS A*                  RUSSELL 2500
                                                         -------                    --------                  ------------
6/89                                                      10000                        9475                       10000
6/90                                                      10615                       10057                       10412
6/91                                                      11641                       11029                       10984
6/92                                                      13030                       12345                       12808
6/93                                                      17420                       16504                       15986
6/94                                                      18667                       17685                       16433
6/95                                                      21449                       20321                       20162
6/96                                                      25156                       23833                       25033
6/97                                                      32354                       30653                       30065
6/98                                                      38828                       36787                       35508
6/99                                                      40850                       38703                       37408

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class B                4.37%    16.66%    14.98%     14.54%
 Class B**             (0.63)%   16.44%    14.98%     14.54%

** Reflects Applicable Contingent Deferred Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                         CLASS B                    CLASS B**                 RUSSELL 2500
                                                         -------                    ---------                 ------------
6/89                                                      10000                       10000                       10000
6/90                                                      10632                       10632                       10412
6/91                                                      11658                       11658                       10984
6/92                                                      13053                       13053                       12808
6/93                                                      17447                       17447                       15986
6/94                                                      18684                       18684                       16433
6/95                                                      21474                       21474                       20162
6/96                                                      25184                       25184                       25033
6/97                                                      32295                       32295                       30065
6/98                                                      38683                       38683                       35508
6/99                                                      40373                       40373                       37408

                       One Group Diversified Mid Cap Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
 Class C                                15.99%
 Class C**                              14.99%

** Reflects Applicable Contingent Deferred Sales Charge.
[Value of $10,000 Investment Line Graph]

                                                         CLASS C                    CLASS C**                 RUSSELL 2500
                                                         -------                    ---------                 ------------
3/99                                                      10000                       10000                       10000
6/99                                                      11599                       11499                       11640

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Mid Cap Opportunity Fund for the period prior to the commencement of operations of the One Group Diversified Mid Cap Fund on March 22, 1999.

The above-quoted performance data includes the performance of a common trust fund for the period prior to the commencement of operations of the mutual fund on June 1, 1991, adjusted to reflect the deduction of fees and expenses. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Diversified Mid Cap Fund is measured against the Russell 2500 Index, an unmanaged index generally representative of the performance of the 2500 smallest companies in the Russell 3000 index which represents approximately 17% of the total market capitalization of the Russell 3000 Index. Investors are unable to purchase the index directly although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                        One Group Large Cap Growth Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group Large Cap Growth Fund, formerly One Group Large Company Growth Fund, I share class posted a total return of 28.78%. (For information on other share classes and performance comparisons to indexes, please see page 23.)

Large-capitalization growth stocks once again offered strong, double-digit returns. For most of the fiscal year, market uncertainty and global economic concerns caused investors to favor the country's largest, growth-oriented corporations because of the liquidity and earnings stability they offered.

But, after a series of Federal Reserve rate cuts in late 1998 helped restore some stability to the financial markets, concerns over a global economic slowdown gradually diminished. Also, U.S. economic growth was stronger than expected. Investors didn't feel as compelled to own the biggest companies, and strong earnings and solid valuations among many mid-cap growth stocks fueled interest in this area of the market.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary, ongoing investment strategy is to search for good companies within industries that are growing at a faster rate than the economy. These are companies we believe have the ability to exhibit sustained growth at a defined multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

We maintained a strong position in the technology sector during the year, as we believed the industry fundamentals were compelling. As businesses continue to strive for improvements in productivity and efficiency, spending on technology has increased. Also, we've seen a deluge of spending on Internet-related activities, e-commerce and Y2K readiness, all of which helped make the technology sector the best-performing sector for the fiscal year ended June 30, 1999.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
As a group, the Fund's technology holdings were up more than 75% for the fiscal year. In addition, several retail holdings performed well due to continued economic growth. Wal-Mart, Gap and Staples were among the top retail performers. The Fund also enjoyed strong performance from a number of stocks in other sectors, including Charles Schwab (financial services), America Online (business equipment & services), Tele-Communications Inc. (consumer services), Comcast (consumer services), and Tyco (capital goods).

Energy and consumer non-durable stocks were among the poorest-performing. The energy sector suffered from falling crude oil and natural gas prices, while consumer non-durable stocks were negatively affected by slowing demand from foreign markets. The Fund had minimal exposure to the energy sector.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
As of June 30, 1999, the Fund's top 10 holdings included Microsoft (technology), 7.3% of assets; General Electric (capital goods), 6.1%; IBM (technology), 4.1%; Cisco Systems (technology), 3.7%; Lucent Technologies (technology), 3.5%; Wal-Mart (retail), 3.1%; Intel (technology), 2.9%; Bristol-Myers Squibb (health care), 2.6%; MCI Worldcom (utilities), 2.5%; and Merck (health care), 2.4%. Six of the holdings remained among the top 10 from the previous fiscal year. The four new members included IBM, Cisco, Intel and MCI Worldcom.

                        One Group Large Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

WHAT IS YOUR OUTLOOK FOR THE FUND?
In recent years, economic growth, low inflation and relatively low interest rates have supported strong stock returns. Investors enjoyed the benefit of expanding price/earnings (P/E) ratios and robust earnings growth. Going forward, we think the economy will continue to grow, inflation will remain low and interest rates will remain low. If interest rates rise, this will put pressure on P/E ratios, and most of the growth in stock prices will have to come from earnings. We expect reasonably priced growth stocks to continue to do well, but perhaps not at the pace we have seen over the last few years.

/s/ Richard R. Jandrain
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Large Cap Growth Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/28/92)
  Class I               28.78%      27.18%        21.06%

VALUE OF $10,000 INVESTMENT

[Large Cap Growth Fund
Class 1 Performance Graph]

                                                                          CLASS I                      S&P/BARRA 500 GROWTH
                                                                          -------                      --------------------
2/92                                                                       10000                              10000
6/92                                                                        9920                               9743
6/93                                                                       11301                              10550
6/94                                                                       12210                              10522
6/95                                                                       14878                              13755
6/96                                                                       17461                              17505
6/97                                                                       23243                              24215
6/98                                                                       31553                              32661
6/99                                                                       40634                              41868

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/22/94)
  Class A               28.43%      26.77%        24.57%
  Class A*              21.70%      25.42%        23.33%

* Reflects 5.25% Sales Charge.

VALUE OF $10,000 INVESTMENT

[Large Cap Growth
Fund Class A Performance Graph]

                                                         CLASS A                    CLASS A*              S&P/BARRA 500 GROWTH
                                                         -------                    --------              --------------------
2/94                                                      10000                        9475                       10000
6/94                                                       9898                        9380                        9530
6/95                                                      12028                       11399                       12458
6/96                                                      14054                       13319                       15854
6/97                                                      18631                       17657                       21931
6/98                                                      25230                       23912                       29581
6/99                                                      32404                       30710                       37920

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               27.54%      25.96%        23.40%
  Class B**             22.54%      25.80%        23.33%

** Reflects Applicable Contingent Deferred Sales Charge.

VALUE OF $10,000 INVESTMENT

[Large Cap Growth Fund
Class B Performance Graph]

                                                         CLASS B                    CLASS B**             S&P/BARRA 500 GROWTH
                                                         -------                    ---------             --------------------
1/94                                                     10000                        10000                     10000
6/94                                                      9934                         9934                      9539
6/95                                                     11831                        11831                     12235
6/96                                                     13952                        13952                     15570
6/97                                                     18381                        18381                     21539
6/98                                                     24696                        24696                     29052
6/99                                                     31499                        31399                     37242

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  27.52%        34.29%
  Class C**                26.52%        34.29%

** Reflects Applicable Contingent Deferred Sales Charge.

VALUE OF $10,000 INVESTMENT

[Large Cap Growth Fund Class C
Fiduciary Performance Graph]

                                                         CLASS C                    CLASS C**             S&P/BARRA 500 GROWTH
                                                         -------                    ---------             --------------------
11/97                                                     10000                       10000                       10000
6/98                                                      12763                       12763                       12458
6/99                                                      16275                       16275                       15970

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Growth Fund is measured against the S&P/BARRA 500 Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                         One Group Large Cap Value Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group Large Cap Value Fund, formerly One Group Large Company Value Fund, I share class posted a total return of 17.26%. (For information on other share classes and performance comparisons to indexes, please see page 26.)

HOW DID MARKET EVENTS INFLUENCE FUND PERFORMANCE?
There are two factors that move stock prices -- valuation and fundamentals, such as earnings growth. During the past fiscal year, we witnessed extreme cases of valuation driving stock prices at certain times and fundamentals driving stock prices at others. This created a lot of volatility and uncertainty in the market.

At the beginning of the fiscal year, with market and economic crises developing abroad, investors wanted to avoid stocks with foreign market exposure and to focus on those with reliable fundamentals. As the situations in Asia, Russia and Brazil intensified, the pool of favored stocks became narrower, and a small group of growth stocks soared to levels not seen before. The market paid dearly for fundamentals it could rely on, and valuation became less and less important. Similarly, the market chose larger-capitalization stocks as its preferred vehicle over mid- and small-capitalization stocks. As a result, in virtually any category, large-capitalization stocks meaningfully outperformed mid-and small-cap stocks.

Then, early in 1999, the Federal Reserve showed signs of moving toward a tightening bias, and almost overnight investors no longer sought out stocks with good fundamentals. They wanted valuation, and the cheaper the stock, the better.

Of course, neither of these extreme scenarios is ideal. Instead, we like to see a proper blend of fundamentals and valuation. Given these events, the Fund's performance lagged somewhat in the first half of the fiscal year, when growth stocks were the favored investment. In the second half, value stocks gained strength, particularly large-cap value stocks, such as those the Fund invests in. Liquidity and earnings predictability continued to sway investors, and they found both of those qualities among the stocks of larger, value-oriented companies.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employ this approach within the context of our basis research discipline -- investing in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. We generally focus on companies with market capitalization greater than $10 billion.

In our search for value stocks, we look for companies that exhibit an "earnings catalyst," or some factor expected to improve the company's earnings growth. This catalyst can be any one of a number of factors, including introducing a new product, implementing a management turnaround, entering a new market, etc. During the second half of the fiscal year, there were many value stocks being purchased, but none exhibited an earnings catalyst. We chose not to chase stocks that we felt were inexpensively priced and would stay that way. Instead, we remained dedicated to our long-term strategy and research discipline.

WHAT ARE SOME EXAMPLES OF FUND HOLDINGS THAT BENEFITED FROM AN EARNINGS
CATALYST?*
The Fund benefited from owning stock in Wells Fargo bank. This company had many earnings catalysts, but the most notable was its merger with Norwest Corp., which resulted in significant revenue growth. For IBM, in the technology sector, the catalyst was a new management team that produced stellar stock returns. The Fund also enjoyed strong returns from Cigna, a health care insurance provider that benefited from a merger and a subsequent transition from a general insurance company to one specializing in health care.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 1999, the Fund's top 10 holdings included five that were part of the top 10 last year: Citigroup (financial services), 4.3% of the Fund's assets; Bank of America (financial services), 3.3%; IBM (technology), 2.8%; Exxon (energy), 2.6%; and Royal Dutch Petroleum (energy), 2.1%. The remaining mem-

                         One Group Large Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

bers included Cigna Corp. (financial services), 2.7%; American International Group (financial services), 2.5%; Mobil Corp. (energy), 2.4%; Philip Morris (tobacco), 1.8%; and FNMA (financial services), 1.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
While the market continues to struggle with leadership issues, we will remain true to our management discipline and continue to look for stocks with attractive valuations and identifiable earnings catalysts.

/s/ Kathleen Cole
    -------------------
Kathleen Cole
Team Leader
Banc One Investment Advisors Value Team

/s/ Richard R. Jandrain
    -------------------
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Large Cap Value Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/1/91)
  Class I               17.26%      20.29%        14.99%


[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                          CLASS I                      S&P/BARRA 500 VALUE
                                                                          -------                      -------------------
3/91                                                                       10000                              10000
6/91                                                                       10148                              10035
6/92                                                                       11721                              11405
6/93                                                                       12511                              13514
6/94                                                                       12709                              13932
6/95                                                                       15685                              16903
6/96                                                                       17678                              21094
6/97                                                                       22470                              27610
6/98                                                                       27292                              34546
6/99                                                                       32008                              40260

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               17.39%      20.00%        14.45%
  Class A*              11.22%      18.71%        13.62%


* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS A                    CLASS A*               S&P/BARRA 500 VALUE
                                                         -------                    --------               -------------------
2/92                                                      10000                        9475                       10000
6/92                                                       9988                        9466                       10267
6/93                                                      10652                       10095                       12165
6/94                                                      10862                       10295                       12542
6/95                                                      13321                       12625                       15217
6/96                                                      14973                       14190                       18990
6/97                                                      19000                       18007                       24856
6/98                                                      23018                       21817                       31100
6/99                                                      27024                       25611                       36244

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               16.30%      19.21%        16.71%
  Class B**             11.30%      19.02%        16.62%


** Reflects Applicable Contingent Deferred Sales Charge.


[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS B                    CLASS B**              S&P/BARRA 500 VALUE
                                                         -------                    ---------              -------------------
1/94                                                      10000                       10000                       10000
6/94                                                       9652                        9652                        9643
6/95                                                      11802                       11802                       11317
6/96                                                      13213                       13213                       14123
6/97                                                      16630                       16630                       18485
6/98                                                      19983                       19983                       23128
6/99                                                      23242                       23142                       26953

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
  Class C                               8.06%
  Class C**                             7.06%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS C                    CLASS C**              S&P/BARRA 500 VALUE
                                                         -------                    ---------              -------------------
3/99                                                      10000                       10000                       10000
6/99                                                      10806                       10706                       11080

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Value Fund is measured against the S&P/BARRA 500 Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                          One Group Equity Income Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Equity Income Fund, formerly One Group Income Equity Fund, I share class posted a total return of 11.29% for the year ended June 30, 1999. (For information on other share classes and performance comparisons to the Fund's benchmark index, please see page 29.)

Despite mixed economic and market factors, it was the fifth-consecutive fiscal year of double-digit returns. Throughout the period, the U.S. economy and corporate profits performed in an exemplary manner, but near the end of the year growing concerns over economic "overheating" and fears of higher interest rates tempered investor enthusiasm.

TO WHAT DO YOU ATTRIBUTE SUCH STRONG PERFORMANCE?
In a market environment characterized by rotation of strength and weakness, the Fund was rewarded by "staying the course." The Fund remained invested in a balance of investments selected for their high current income and those selected for their total return potential. This balance allowed the Fund to participate in strong markets while maintaining defensive characteristics. This approach proved beneficial, with the total return portion performing well during the first six months of the fiscal year, as interest rates declined. In the second half, interest rates reversed course, with interest-rate sensitive and high-multiple growth stocks underperforming.

WHAT WERE SOME OTHER STRATEGIES AND TACTICS?
Our efforts during the fiscal year centered on managing volatility, which remained at high levels due to a variety of developments, including the hedge fund illiquidity crisis, the presidential impeachment trial, accelerating U.S. economic growth, speculation in technology securities, and the crisis in Kosovo. The result was aggressive rotation and volatile price moves in the major market indexes. Because the Fund is targeted toward the long term, we used these big price swings to build positions in issues we believe possess superior earnings prospects.

The Fund's asset allocation remained unchanged from last year. On average, the Fund held 89% of its assets in common stocks, 6% in convertible securities, 4% in real estate investment trusts (REITs) and 1% in cash during the fiscal year.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed solid performance from a variety of holdings in various industries. In the communications sector, Sprint, SBC Communications and BellSouth posted strong gains. Among technology stocks, IBM and Hewlett Packard offered solid returns.

Retailer Wal-Mart also offered strong fiscal-year performance. In the industrial sector, United Technologies, Dow Chemical, General Electric and Kimberly Clark posted strong gains. And, in the energy sector, the Fund benefited from its holdings in BP Amoco and Mobil.

Disappointing performance was related to company-specific problems that resulted in earnings shortfalls and negative sentiment toward the company's prospects. American Greetings, Deere, Allstate, Lockheed Martin, First Union, U.S. Bancorp and Coca-Cola were among the poorer performers.

Our policy in handling such issues is to reduce the position size when earnings expectations are not being met, and to sell out completely if a turnaround is unlikely. To help avoid problem situations, we employ both strategic and fundamental reviews in an effort to focus on areas with favorable growth prospects.

HOW DID THE FUND'S TOP 10 HOLDINGS CHANGE?*
The Fund's holdings and largest positions changed considerably during the fiscal year. Six new issues moved into the top 10 at year end -- IBM (technologies), 2.7%; Citigroup (financial services), 2.1%; FNMA (financial services), 2.1%; Mobil (energy), 2.0%; SBC Communications (utilities), 2.0%; and Merck (health care), 1.9%. The remaining four included General Electric (capital goods), 4.4%; Exxon (energy), 2.0%; Bristol Myers Squibb (health care), 1.9%; and Bank of America Corp. (financial services), 1.9%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
After five years of significant gains in the U.S. equity market, along with a favorable interest rate environ-

                          One Group Equity Income Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

ment and minimal inflation, it appears that conditions may be changing. With interest rates and inflation potentially on the rise, investors must look to better corporate earnings to lift stock prices.

The strong economy is having a favorable impact on earnings, and our expectations are for corporate earnings to accelerate next year. In addition, the broadening of the market should continue to favor sectors that have been neglected in the past several years. All of this bodes well for the Fund, as our security selection criteria places the most importance on finding good earnings, regardless of the industry or the size of the company.

/s/ Michael Weiner
    -------------------
Michael Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Richard R. Jandrain
    -------------------
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Income Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (7/2/87)
  Class I              11.29%    22.02%    15.55%     13.76%



[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
6/89                                                                      10000.00                           10000.00
6/90                                                                      11279.00                           11649.00
6/91                                                                      12123.00                           12510.00
6/92                                                                      13662.00                           14188.00
6/93                                                                      15197.00                           16122.00
6/94                                                                      15693.00                           16349.00
6/95                                                                      18996.00                           20611.00
6/96                                                                      23657.00                           25970.00
6/97                                                                      30966.00                           34981.00
6/98                                                                      38142.00                           45532.00
6/99                                                                      42447.00                           55894.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               10.94%      21.70%        16.53%
  Class A*               5.12%      20.39%        15.68%

* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS A                    CLASS A*                     S&P 500
                                                         -------                    --------                     -------
2/92                                                      10000                        9475                       10000
6/92                                                      10079                        9552                        9992
6/93                                                      11226                       10640                       11354
6/94                                                      11557                       10954                       11514
6/95                                                      13961                       13230                       14515
6/96                                                      17353                       16445                       18289
6/97                                                      22625                       21442                       24635
6/98                                                      27806                       26355                       32065
6/99                                                      30848                       29237                       39363

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               10.18%      20.83%        18.18%
  Class B**              5.18%      20.64%        18.10%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS B                    CLASS B**                    S&P 500
                                                         -------                    ---------                    -------
1/94                                                      10000                       10000                       10000
6/94                                                       9663                        9663                        9344
6/95                                                      11587                       11587                       11779
6/96                                                      14300                       14300                       14842
6/97                                                      18515                       18515                       19992
6/98                                                      22587                       22587                       26022
6/99                                                      24888                       24788                       31945

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  10.24%        16.39%
  Class C**                 9.24%        16.39%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS C                    CLASS C**                    S&P 500
                                                         -------                    ---------                    -------
11/97                                                     10000                       10000                       10000
6/98                                                      11656                       11656                       11973
6/99                                                      12850                       12850                       14698

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Income Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                       One Group Diversified Equity Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Diversified Equity Fund, formerly One Group Value Growth Fund, I share class posted a total return of 20.72% for the year ended June 30, 1999. (For information on other share classes and performance comparisons to indexes, please see page 32.)

For most of the fiscal year, large- and mid-company growth stocks continued to outperform all other types of stocks. Then, in April, it became apparent that worldwide economic growth would be a little better than expected. Encouraged by this news, as well as positive first-quarter earnings surprises in a wide range of companies, the market finally turned its attention away from the growth sector and toward value stocks. By the end of the fiscal year, the market had not assigned a leadership role to any one group of companies, and a "trendless" market had emerged.

HOW DID THIS SENTIMENT INFLUENCE FUND PERFORMANCE?
From the beginning of the fiscal year through April 1999, the Fund benefited from its overweighting in growth stocks. However, as the market sentiment quickly shifted in April, the larger-cap, growth orientation hindered performance somewhat. By fiscal year-end, we had reduced the Fund's growth weighting from 62% to about 55%.

WAS THE GROWTH OVERWEIGHT AN INTENTIONAL PART OF YOUR STRATEGY?
Rather than emphasizing particular market sectors or trying to time the market's next moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio of our "best ideas." We don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering great return potential relative to their level of risk, in four different styles -- large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

By building a portfolio one stock at a time, we occasionally may end up with an unintentional style bias. As such, we formally review the Fund's style bias once a month to make sure it makes sense. While we believed that the market's bias toward growth stocks was not sustainable over the long term, we did not expect sentiment to change so rapidly and significantly. We expected the shift to value stocks to be more gradual, giving us time to adjust the Fund's style bias. In addition, many of the value-oriented stocks that moved up the fastest were those that historically do not see such severe price appreciation.

HOW WOULD YOU SUMMARIZE YOUR STRATEGY?
Ideally, we want to find stocks with an appropriate balance of earnings revisions and price momentum. We believe that a combination of good growth and good value equals a good stock.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund benefited from particularly strong performance among several individual stocks. Wal-Mart (retail), for example, continued to beat earnings expectations for each of the fiscal year's four quarters. Tyco International (capital goods) posted strong results due, in part, to its purchase of Amp and its efforts in making Amp a better-performing company. Time Warner (consumer services) benefited from an across-the-board interest in the company's various lines of business. America Online showed significant strength as its price increased six-fold during the fiscal year.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
The Fund's 10 largest holdings as of June 30, 1999, included Microsoft (technology), at 4.0% of assets; General Electric (capital goods), 3.3%; IBM (technology), 2.7%, Intel (technology), 2.3%, Citigroup (financial services), 2.0%; Cisco Systems (technology), 2.0%; SBC Communications (utilities), 1.9%; MCI Worldcom (utilities), 1.9%; Mobil (energy), 1.8%; Bristol-Myers Squibb (health care), 1.8%.

                       One Group Diversified Equity Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

WHAT IS YOUR OUTLOOK FOR THE FUND?
The significant risk factors to equities over the next year are the degree to which international economies have or have not recovered and the degree to which the Federal Reserve changes interest rates. At the same time, we expect stock investors to continue searching for leadership, and in the process the market may experience moderate volatility. Because of these factors, we will continue to work to restore a growth/value balance in the portfolio on a stock-by-stock basis.

/s/ Michael Weiner
Michael Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Richard R. Jandrain
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Equity Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (12/29/89)
  Class I               20.72%      24.33%        18.26%

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                          CLASS I                            S&P 1500
                                                                          -------                            --------
12/89                                                                      10000                              10000
6/90                                                                       10677                              10309
6/91                                                                       11637                              11072
6/92                                                                       13873                              12557
6/93                                                                       16590                              14268
6/94                                                                       16560                              14469
6/95                                                                       19281                              18241
6/96                                                                       23346                              22959
6/97                                                                       30810                              30524
6/98                                                                       40749                              39510
6/99                                                                       49193                              47945

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (12/29/89)
  Class A               20.36%      24.09%        18.14%
  Class A*              14.02%      22.76%        17.47%

* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS A                    CLASS A*                    S&P 1500
                                                         -------                    --------                    --------
12/89                                                     10000                        9475                       10000
6/90                                                      10677                       10121                       10309
6/91                                                      11637                       11031                       11072
6/92                                                      13873                       13150                       12557
6/93                                                      16590                       15725                       14268
6/94                                                      16559                       15697                       14469
6/95                                                      19281                       18276                       18241
6/96                                                      23327                       22112                       22959
6/97                                                      30683                       29085                       30524
6/98                                                      40489                       38380                       39510
6/99                                                      48732                       46193                       47945

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year       (9/9/94)
  Class B                  19.52%        22.49%
  Class B**                14.52%        22.29%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS B                    CLASS B**                   S&P 1500
                                                         -------                    ---------                   --------
9/94                                                      10000                       10000                       10000
6/95                                                      10812                       10812                       12019
6/96                                                      12988                       12988                       15129
6/97                                                      16942                       16942                       20113
6/98                                                      22175                       22175                       26034
6/99                                                      26503                       26303                       31592

                       One Group Diversified Equity Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  19.57%        24.97%
  Class C**                18.57%        24.97%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS C                    CLASS C**                   S&P 1500
                                                         -------                    ---------                   --------
11/97                                                     10000                       10000                       10000
6/98                                                      12087                       12087                       11858
6/99                                                      14452                       14452                       14390

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period prior to the commencement of operations of the One Group Diversified Equity Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Diversified Equity Fund is measured against the S&P 1500 Index, an unmanaged index generally representative of the performance of large and small companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P 1500 Index for all classes consists of the average monthly returns of the S&P 500 Index from December 1989 through December 1994. Thereafter, the data are from the S&P 1500 Index which corresponds with the initiation of the S&P 1500 Index on January 1, 1995.

                            One Group Balanced Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Balanced Fund, formerly One Group Asset Allocation Fund, I share class posted a total return of 12.74% for the year ended June 30, 1999. (For information on other share classes and performance comparisons to indexes, please see page 36.)

WHAT WAS THE FUND'S ASSET ALLOCATION?
The Fund maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a slightly higher stock allocation than the previous fiscal year, but reflects our target asset allocation.

While the stock component of the portfolio had a growth bias throughout the year it is important to note that we don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles -- large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

By purchasing stocks one at a time, we occasionally may end up with an unintentional style bias. As such, we formally review the portfolio's style bias once a month to make sure it makes sense.

The fixed income portfolio was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW DID EVENTS PLAY OUT IN THE FUND'S STOCK PORTFOLIO?
For most of the fiscal year, large- and mid-company growth stocks continued to outperform all other types of stocks. Then, in April, it became apparent that worldwide economic growth would be a little better than expected. Encouraged by this news, as well as positive first-quarter earnings surprises in a wide range of companies, the market finally turned its attention away from the growth sector and toward value stocks. While we believed that the market's bias toward growth stocks was not sustainable over the long term, we did not expect sentiment to change so rapidly and significantly. We expected the shift to value stocks to be more gradual, giving us time to adjust the portfolio's style bias. By the end of the fiscal year, the market had not assigned a leadership role to any one group of companies, and a "trendless" market had emerged.

HOW DID THIS SENTIMENT INFLUENCE PERFORMANCE?
From the beginning of the fiscal year through April 1999, the equity portion of the Fund benefited from its growth-stock bias. However, as the market sentiment quickly shifted in April, this larger-cap, growth orientation hindered performance somewhat. By fiscal year-end, we had increased the value focus and reduced the growth weighting from 62% to approximately 55%.

DID THE STOCK PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund's stock portfolio benefited from particularly strong performance among several individual stocks. Wal-Mart (retail), for example, continued to beat earnings expectations for each of the fiscal year's four quarters. Tyco International (capital goods) posted strong results due, in part, to its purchase of Amp and its efforts in making Amp a better-performing company. Time Warner (consumer services) benefited from an across-the-board interest in the company's various lines of business. America Online showed significant strength as its price increased six-fold during the fiscal year.

WHAT WERE THE STOCK PORTFOLIO'S TOP 10 HOLDINGS?*
The Fund's 10 largest stock holdings as of June 30, 1999, included Microsoft (technology), at 4.1% of assets; General Electric (capital goods), 3.4%; IBM (technology), 2.7%, Intel (technology), 2.3%, Citigroup (financial services), 2.1%; Cisco Systems (technology), 2.0%; MCI Worldcom (utilities), 1.9%; Exxon (energy), 1.9%; Bristol-Myer Squibb (health care), 1.8% and Wal-Mart (retail), 1.8%.

WHAT WAS YOUR STRATEGY IN THE FIXED INCOME PORTFOLIO?
Early in the fiscal year, concerns about the health of the economy caused us to increase the portfolio's credit quality and shorten the average maturity of the corporate and asset-backed securities we held. With the possibility of a slowing economy, the risk of corporate bankruptcies increased, so we wanted to decrease exposure to credit risk. We also sold some Treasury

                            One Group Balanced Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

securities and increased the portfolio's agency exposure in order to gain some yield advantage.

Despite severe volatility in the fixed income market during the fiscal year, we eventually were rewarded for maintaining our investment discipline. Last fall, when economic and market crises in Asia, Russia and South America emerged, investors demanded quality securities and caused a huge rally in the U.S. Treasury market. All other fixed income investments lagged Treasuries. Nevertheless, we did not panic and sell our non-Treasury securities. We had structured the portfolio with securities we believed would provide long-term advantages over Treasuries. By the spring of 1999, the Treasury rally had subsided, and non-Treasury securities showed significant improvement.

We also avoided significantly altering the portfolio's duration, which remained in a neutral range of 3.5 years to 3.8 years during the year. (Duration is a measure of a portfolio's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) Instead of making "bets" on interest rate movements by significantly changing duration, we preferred to concentrate on the yield component of total return.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The significant risk factors to equities over the next year are the degree to which international economies have or have not recovered and the degree to which the Federal Reserve changes interest rates. At the same time, we expect stock investors to continue searching for leadership, and in the process the market may experience moderate volatility. Because of these factors, we will continue to work to restore a growth/value balance in the equity portfolio on a stock-by-stock basis.

In the fixed income portfolio, we expect to maintain our emphasis on non-Treasury securities. We continue to believe that they offer long-term performance advantages. Within the corporate bond sector, we expect to maintain our focus on higher-quality, shorter-maturity securities due to lingering uncertainty regarding interest rates and the health of certain international markets.

/s/ Michael Weiner
Michael Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Douglas Swanson
Douglas Swanson
Team Leader
Banc One Investment Advisors Taxable Bond Team

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

/s/ Gary J. Madich
Gary J. Madich, CFA

Chief Investment Officer of Fixed Income Securities
---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                            One Group Balanced Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/5/93)
  Class I               12.74%      17.12%        13.56%

VALUE OF $10,000 INVESTMENT

[Balanced Fund Class I Performance Graph]


          Class 1        S&P 500        Lipper Balanced
4/93      10000          10000          10000
6/93      10129          10298          10283
6/94      10027          10442          10366
6/95      11636          13165          11974
6/96      13356          16588          13749
6/97      16048          22343          16584
6/98      19596          29082          19637
6/99      22094          35701          21903



          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/2/93)
  Class A               12.45%      16.80%        13.25%
  Class A*               6.51%      15.56%        12.28%

* Reflects 5.25% Sales Charge.

VALUE OF $10,000 INVESTMENT

[Balanced Fund Class A Performance Graph]


          Class A        Class A*        S&P 500       Lipper Balanced
4/93      10000          9475           10000           10000
6/93      10124          9596           10298           10283
6/94      10003          9481           10442           10336
6/95      11580          10976          13165           11974
6/96      13257          12564          16588           13749
6/97      15888          15059          22343           16584
6/98      19336          18328          29082           19637
6/99      21744          20611          35701           21903



          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               11.59%      15.97%        13.26%
  Class B**              6.59%      15.75%        13.15%

** Reflects Applicable Contingent Deferred Sales Charge.

VALUE OF $10,000 INVESTMENT

[Balanced Fund Class A Performance Graph]


          Class B        Class B**      S&P 500       Lipper Balanced
1/94      10000          10000          10000           10000
6/94       9402           9402           9344            9376
6/95      10803          10803          11779           10803
6/96      12292          12292          14842           12435
6/97      14616          14616          19992           14999
6/98      17676          17676          26022           17760
6/99      19726          19626          31944           19810



The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Balanced Funds Index is a blended index consisting of both stocks and bonds with a typical stock to bond ratio of around 60% to 40%.

                          One Group Equity Index Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Equity Index Fund I share class offered a total return of 22.50% for the year ended June 30, 1999. (For information on other share classes and performance comparisons to indexes, please see page 39.)

As it is designed to do, the Fund offered a return that nearly matched that of the S&P 500 Index, the unmanaged group of stocks the Fund seeks to track with little or no excess risk. The S&P 500 Index returned 22.76% for the year. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund but not to the Index. Also, the frequency of cash inflows and outflows affects Fund performance.

WHAT CONTRIBUTED TO SUCH A STRONG RETURN?
Once again, corporate profits among large U.S. companies surprised investors favorably. Year-over-year operating earnings for the S&P 500 increased more than 10%. Companies in the S&P 500 proved to have some pricing power as well as an ability to expand margins through further cost reductions, and the Fund's performance was correlated to those companies.

HOW DO YOU SEEK TO REDUCE TRANSACTION COSTS AND ADD TO PERFORMANCE?
Our strategy is to invest the daily cash inflows in S&P futures contracts. Once those contracts reached about 3.5% of the Fund, we swap a small percentage back to stocks using a process called "exchange for physical," which helps reduce transaction costs. We also hold S&P 500 futures contracts for liquidity purposes, and must roll them over four times a year. We use our proprietary futures valuation model to find the best opportunities to do so as we approach the contract expiration dates.

In addition, we implemented a new strategy called "acceleration of additions and deletions," whereby we buy stocks in anticipation of their additions to and deletions from the Index. Systematically, we purchase those companies that are going to enter the Index and sell those that are exiting based on pre-announcements. This strategy added roughly 0.12 percentage points to the Fund's gross performance in 1999.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Fund offered exposure to most economic sectors. The most active sector was technology, which was bolstered by encouraging earnings results from Apple Computer, Oracle, Intel, Microsoft and IBM. Internet related stocks, such as America Online, also offered stellar returns. At year-end, the technology sector had posted the best upward earnings revision trend over the last several months.

In addition, the utilities/telecommunications area showed positive returns, as did many electric utilities including Bell Atlantic, BellSouth and Ameritech. The battered energy sector was the worst-performing.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
The major changes in the Fund's holdings during the year resulted from merger and acquisition activities and the quarterly rebalancing of the Index. Five holdings -- Microsoft (technology), 4.0% of assets; General Electric (capital goods), 3.3%; Wal-Mart (retail), 1.9%; Intel (technology), 1.8%; and Exxon (energy), 1.7% -- remained among the top 10 from June 30, 1998. The remaining five included IBM (technology), 2.1%; Cisco Systems (technology), 1.8%; Lucent Technologies (technology), 1.8%; AT&T (utilities), 1.6%; and Merck (healthcare), 1.6%.

                          One Group Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?
The stock market's negative bias toward cyclical and economic-sensitive issues may be waning. Recently, the market has shown signs of decreased harshness toward stocks that depend on economic strength and economy-wide pricing factors. With regard to long-term interest rates, we believe the market will continue to hold out for lower yields, which, along with strong economic growth, would be positive for equity investing.

/s/ Richard R. Jandrain
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/2/91)
  Class I               22.50%      27.50%        20.00%

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
7/91                                                                       10000                              10000
6/92                                                                       11211                              10836
6/93                                                                       12673                              12313
6/94                                                                       12753                              12486
6/95                                                                       16043                              15741
6/96                                                                       20129                              19834
6/97                                                                       27033                              26717
6/98                                                                       35070                              34775
6/99                                                                       42972                              42690

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               22.22%      27.15%        19.82%
  Class A*              15.82%      25.80%        18.94%

* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500           Class A*          Class A

6/98                                                                     32066             29574             30976

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               21.32%      26.21%        22.48%
  Class B**             16.32%      26.05%        22.40%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS B                    CLASS B**                    S&P 500
                                                         -------                    ---------                    -------
1/94                                                    10000.00                    10000.00                    10000.00
6/94                                                     9443.00                     9443.00                     9344.00
6/95                                                    11765.00                    11765.00                    11779.00
6/96                                                    14595.00                    14595.00                    14842.00
6/97                                                    19400.00                    19400.00                    19992.00
6/98                                                    24921.00                    24921.00                    26022.00
6/99                                                    30239.00                    30139.00                    31945.00

6/97                                                       24635                       22869                       24635

6/96                                                       18289                       17075                       18289

6/95                                                       14515                       13644                       14515

6/94                                                       11514                       10879                       11514

6/93                                                       11354                       10818                       11354

6/92                                                        9992                        9595                        9992

2/92                                                       10000                        9550                       10000

                          One Group Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  21.52%        26.33%
  Class C**                20.52%        26.33%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                     Measurement Period
                   (Fiscal Year Covered)                          S&P 500          Class C**          Class C
11/97                                                                    10000             10000             10000
6/98                                                                     11973             12006             12106

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                     One Group Market Expansion Index Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Market Expansion Index Fund I share class offered a total return of 4.54% for the six-month period ended June 30, 1999.(1) From the Fund's inception date, July 30, 1998, to June 30, 1999, the Fund's total return on I shares was 14.90%. (For information on other share classes and performance comparisons to indexes, please see page 42.)

As it is designed to do, the Fund's performance closely matched that of a market cap-adjusted average of the returns on the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Fund has management fees and transaction expenses that do not apply to the indexes. In addition, we expect small deviations to occur due to slight differentials between security weightings in the Fund and weightings in the indexes.

WHAT CONTRIBUTED TO THE FUND'S RETURN?
For much of the period, mid-cap stocks started to gain some of the ground they had lost to their larger counterparts over the last few years. Small-cap stocks, though, continued to lag due to investors' preference for the liquidity and earnings stability of larger-company stocks.

Value stocks also gained some ground recently, as strong economic growth and a rising interest rate environment favored these stocks. What's more, the strong U.S. economy and improved prospects for the economy's future have caused investors to reevaluate the growth prospects of many cyclical companies.

WHICH MARKET SECTORS OFFERED NOTABLE
PERFORMANCE?
The Fund offered exposure to most economic sectors. Technology stocks showed the sharpest earnings estimate reductions over the past several months. In light of their expanded valuations, such developments should result in a more cautious position toward the group. From a valuation standpoint, technology stocks have the unfortunate characteristics of eroding earnings and expanding valuations.

Financial stocks -- particularly those from larger companies -- enjoyed the strongest earnings estimate adjustments over the past several months.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 1999, the Fund's top 10 holdings included Qualcomm (technology), at 1.6% of Fund assets; Linear Technology (technology), 0.8%; Starbucks Corp. (retail), 0.8%; Biogen (health care), 0.8%; E*Trade Group (financial), 0.7%; Maxim Integrated (technology), 0.7%; Lexmark International Group (technology), 0.7%, Harley-Davidson (consumer durables), 0.7%; XiLink (technology), 0.6%; and Office Depot (retail), 0.6%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe that small- and mid-cap stocks are still trading near historically low discounts to their large-cap counterparts. We believe that the performance differences between large-cap and small- and mid-cap stocks is not sustainable over the long term, and we expect small- and mid-cap stocks to gain some ground in the future. We think that the momentum in the economic cycle is the key to boosting the performance of these stocks in the near term.

/s/ Richard R. Jandrain
------------------------
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
(1) The Fund previously was a member of the Pegasus Funds, which had a fiscal year-end of December 31, 1998 -- the date of the last Pegasus Funds annual report. The Pegasus Funds merged with the One Group in March 1999, and the Fund's fiscal year-end is now June 30. This Fund commenced operations on July 31, 1998.

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Market Expansion Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (7/30/98)
  Class I                               14.90%

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS I                     S&P 400                     S&P 600
                                                         -------                     -------                     -------
7/98                                                    10000.00                    10000.00                    10000.00
6/99                                                    11490.00                    12191.00                    10578.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (7/30/98)
  Class A                               14.66%
  Class A*                              8.69%

* Reflects 5.25% Sales Charge.


[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                              CLASS A                CLASS A*               S&P 400                S&P 600
                                              -------                --------               -------                -------
7/98                                           10000                  10000                  10000                  10000
6/99                                           11466                  10869                  12191                  10578

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (7/30/98)
  Class B                               15.59%
  Class B**                             10.59%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                              CLASS B               CLASS B**               S&P 400                S&P 600
                                              -------               ---------               -------                -------
7/98                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11559.00               11059.00               12191.00               10578.00

                     One Group Market Expansion Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999
          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
  Class C                               14.25%
  Class C**                             13.25%

** Reflects Applicable Contingent Deferred Sales Charge.


[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                              CLASS C               CLASS C**               S&P 400                S&P 600
                                              -------               ---------               -------                -------
3/99                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11425.00               11325.00               12191.00               10578.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Market Expansion Index Fund for the period prior to the commencement of operations of the One Group Market Expansion Index Fund on March 22, 1999.

The performance of the Market Expansion Index Fund is measured against the S&P 400 Index, an unmanaged index generally representative of the mid-cap stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The S&P 600 Index is an unmanaged index generally representative of the small companies stock market.

                   One Group International Equity Index Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
For the year ended June 30, 1999, One Group International Equity Index Fund I share class posted a total return of 11.27%. (For information on other share classes and a performance comparison to the index, please see page 46.)

TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?
The Fund employs a passive strategy whereby we invest 92% of its assets in the developed international markets in a manner designed to track the Morgan Stanley Capital International Europe, Australia, Far East Gross Domestic Product (EAFE
GDP) Index. We invest the remaining 8% of assets to track a benchmark of equally weighted emerging markets.

The Fund's strategy of tracking the EAFE GDP index rather than the EAFE index proved beneficial to performance. EAFE GDP has a country weighting scheme that is more evenly distributed than that of EAFE, relying less on the performance of only a couple large markets.

The GDP weights added value this past year, primarily due to a 10% overweight in Japan versus the EAFE index. The Japanese market increased approximately 19% during the year. Also, a 10% underweight in the United Kingdom also contributed to additional returns versus EAFE, as the U.K. rose, but at a lesser rate than Japan. The U.K. was up approximately 4%. Finally, the Fund's exposure to emerging markets also boosted the Fund's performance, as the emerging market index the Fund tracks rose approximately 25%.

WHAT CONTRIBUTED TO SUCH STRONG EMERGING MARKET RETURNS?
The emerging markets of Asia were among the best-performing countries, with Thailand up 124% and Singapore up 69%. These markets rallied on strong U.S. stock market performance and the three successive Federal Reserve rate cuts in late 1998. These interest rate cuts raised the possibility of further rate cuts throughout Asia. Investors also were optimistic that the economic situation in Asia is improving.

WHAT HAPPENED IN EUROPE?
European countries were weaker during the year, pulled lower in the early part of the period by the economic and political crisis in Russia. Later in the fiscal year, markets were under pressure as the euro dropped on concerns about the impact of war in Kosovo and slowing growth in Europe compared to the United States. Austria and Norway posted the worst performance during the year, down 27% and 18%, respectively. Austrian banks fell on fears that Russian borrowers would not be able to repay their loans. Norwegian stocks fell as a weaker currency prompted the central bank to raise its key deposit and lending rates. The slump in oil prices also pushed stock prices lower, as oil is the country's main export.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
Due to the passive nature of the Fund, the largest holdings are concentrated in the countries with the largest index weight. Japan, at 32% of assets, had the largest weighting, followed by Germany at 12%, France at 9%, United Kingdom at 9% and Italy at 8%.

On June 30, 1999, the Fund's top 10 holdings included Nippon Telegraph and Telephone Corp. (Japan), 2.1% of assets; Deutsche Telekom (Germany), 1.8%; Toyota Motor Corp. (Japan), 1.7%; DaimlerChrysler (Germany), 1.6%; Allianz AG (Germany), 1.2%; Eni (Italy), 1.0%; Bank of Tokyo Mitsubishi (Japan), 1.0%; Mannesmann AG (Germany), 1.0%; France Telecom (France), 0.9%; BP Amoco (U.K.), 0.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The major factors expected to influence the international markets, and the Fund, over the next year are the Kosovo crisis and the U.S. market. The rest of the world has been watching the U.S. market closely to see if the stock market will experience a correction. Also, higher interest rates in the United States increase the chance that other markets will follow suit and raise rates. Higher interest rates may put pressure on stock markets worldwide, while a market correction in the United States would drag other stock markets down.

                   One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

We will continue our strategy of tracking the EAFE GDP Index with the bulk of the Fund's assets and investing broadly across the emerging markets. The Fund will be rebalanced to new GDP weights on July 1, 1999, with the major shifts in country weights being a lower weight in Japan and a higher weight in the United Kingdom.

/s/ Norman Meltz
Norman Meltz
Independence International Associates Inc.
Fund Sub-Advisor

/s/ Richard R. Jandrain
Richard R. Jandrain III

Chief Investment Officer of Equity Securities

---------------
* Holdings are subject to change.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                   One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (10/28/92)
  Class I               11.27%      10.12%        12.61%

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                          CLASS I                    MORGAN STANLEY EAFE/GDP
                                                                          -------                    -----------------------
10/92                                                                     10000.00                           10000.00
6/93                                                                      11812.00                           12248.00
6/94                                                                      13636.00                           14527.00
6/95                                                                      14209.00                           15057.00
6/96                                                                      15803.00                           16946.00
6/97                                                                      18116.00                           19378.00
6/98                                                                      19843.00                           22312.00
6/99                                                                      22080.00                           24508.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (4/23/93)
  Class A               11.21%       9.93%        10.37%
  Class A*               5.35%       8.75%        9.41%

* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                                                             MORGAN STANLEY
                                                         CLASS A                    CLASS A*                    EAFE/GDP
                                                         -------                    --------                 --------------
4/93                                                    10000.00                     9475.00                    10000.00
6/93                                                     9958.00                     9432.00                     9981.00
6/94                                                    11469.00                    10864.00                    11837.00
6/95                                                    11913.00                    11284.00                    12269.00
6/96                                                    13248.00                    12546.00                    13808.00
6/97                                                    15144.00                    14343.00                    15790.00
6/98                                                    16556.00                    15683.00                    18181.00
6/99                                                    18412.00                    17441.00                    19970.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               10.15%       8.97%        8.82%
  Class B**              5.15%       8.69%        8.70%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                                                             MORGAN STANLEY
                                                         CLASS B                    CLASS B**                   EAFE/GDP
                                                         -------                    ---------                --------------
1/94                                                    10000.00                    10000.00                    10000.00
6/94                                                    10323.00                    10323.00                    10057.00
6/95                                                    10650.00                    10650.00                    10424.00
6/96                                                    11712.00                    11712.00                    11732.00
6/97                                                    13278.00                    13278.00                    13415.00
6/98                                                    14403.00                    14403.00                    15446.00
6/99                                                    15865.00                    15765.00                    16966.00

                   One Group International Equity Index Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                         Since
                                       Inception
                          1 Year       (11/4/97)
  Class C                 10.78%         16.60%
  Class C**               9.78%          16.60%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                     Measurement Period                        Morgan Stanley
                   (Fiscal Year Covered)                          EAFE/GDP         Class C**          Class C
11/97                                                                    10000             10000             10000

6/98                                                                     12365             11534             11634
6/99                                                                     13582             12889             12889


The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley EAFE/GDP Index, an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

                    One Group Diversified International Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

HOW DID THE FUND PERFORM?
One Group Diversified International Fund I share class posted a total return of 8.61% for the six months ended June 30, 1999.(1) For the year ended June 30, 1999, the Fund's total return on I shares was 11.33%. (For information on other share classes and performance comparisons to indexes, please see page 50.)

International equity markets appreciated during the 12-month period ended June 30, 1999, as economic and financial uncertainties centered in Asia, Russia and Brazil began to ease. Equity markets rebounded after central banks around the world cut interest rates, which improved economic growth prospects and investor sentiment.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to invest in countries with improving economic and stock market fundamentals at reasonable valuation levels. We focus on maintaining a broadly diversified portfolio to avoid excessive risk.

Over the last 12 months, we were able to put this strategy to work in Asia. During the last quarter of 1998, interest rates declined and the worst of the economic recession in Asia appeared to be near. In anticipation of improving fundamentals in Asia, we increased the Fund's investments in Japan, Singapore, Australia and New Zealand. We funded these purchases by reducing the Fund's European exposure and by using our cash equivalents.

In retrospect, this proved to be an important move for the Fund, as the Fund's one-year return primarily came from investments in four countries, including Singapore, where stock markets were up 95%, and Japan, where the market returned 30%. In addition, Finland advanced 72% for the year, and our Mexican holdings were up 30%.

Reductions in Europe also proved to be an important decision. European countries were weaker during the year, pulled lower in the early part of the period by the economic and political crisis in Russia. Later in the fiscal year, markets were under pressure as the euro dropped on concerns about the impact of war in Kosovo and slowing growth in Europe compared to the United States.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
The Fund's top 10 holdings on June 30, 1999, included Nokia (Finland), with a 6.2% weighting; Telefonica (Spain), 1.4%; HSBC Holdings (United Kingdom), 1.4%; Royal Dutch Petroleum (Netherlands), 1.4%; Telefonos de Mexico (Mexico), 1.2%; British Petroleum (United Kingdom), 1.2%; CRH (Ireland), 1.2%; British Telecom (United Kingdom), 1.1%; Nippon Telegraph and Telephone (Japan), 1.1%; and Allied Irish Banks (Ireland), 1.0%. Most of these holdings remained among the top 10 from the previous fiscal year-end. Only Telefonos de Mexico and Nippon Telegraph and Telephone were new to the list since December 31, 1998.

WHAT WERE THE MAJOR COUNTRY WEIGHTINGS?
Our investment approach focuses on country selection, based on favorable macroeconomic and investment variables. The countries we emphasized during the year included the United Kingdom, with a 15.7% average weight; Japan, 15.1%; Germany, 7.8%; Finland, 7.7%; France, 7.0%; Spain, 6.4%; and the Netherlands, 5.1%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
While it is always difficult to forecast economic growth, we believe that our shareholders are best served by focusing on countries with good economic growth and low inflation, and by avoiding markets with poor economic prospects. We expect that global economic growth will continue in the months ahead and that the recovery in Asia will continue.

                    One Group Diversified International Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

In an environment of improving global economic growth and a positive corporate earnings outlook, several international markets appear attractive based on various valuation measures. We continue to recommend that investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and capital appreciation potential.

/s/ Clyde L. Carter, Jr.
Clyde Carter
Team Leader
Banc One Investment Advisors International Team

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

---------------

(1) The Fund previously was a member of the Pegasus Funds, which had a fiscal year-end of December 31, 1998 -- the date of the last Pegasus Funds annual report. The Pegasus Funds merged with the One Group in March 1999, and the Fund's fiscal year-end is now June 30.

* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                    One Group Diversified International Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class I              11.33%     9.52%     7.44%      9.68%


[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                                                             MSCI EAFE (CAP-
                                                         CLASS I                 MSCI EAFE + EMF                WEIGHTED)
                                                         -------                 ---------------             ---------------
6/89                                                    10000.00                    10000.00                    10000.00
6/90                                                    12244.00                    10433.00                    10326.00
6/91                                                    10182.00                     9327.00                     9134.00
6/92                                                    10532.00                     9409.00                     9075.00
6/93                                                    11284.00                    11340.00                    10915.00
6/94                                                    13009.00                    13422.00                    12771.00
6/95                                                    13658.00                    13628.00                    12982.00
6/96                                                    15152.00                    15405.00                    14707.00
6/97                                                    17165.00                    17488.00                    16594.00
6/98                                                    18414.00                    17696.00                    17607.00
6/99                                                    20501.00                    19443.00                    18947.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class A              11.06%     9.32%     7.35%      9.61%
  Class A*              5.19%     8.14%     6.77%      9.16%

* Reflects 5.25% Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                                                               MSCI EAFE (CAP-
                                              CLASS A                CLASS A*           MSCI EAFE + EMF           WEIGHTED)
                                              -------                --------           ---------------        ---------------
6/89                                           10000                   9475                  10000                  10000
6/90                                           12244                  11597                  10433                  10326
6/91                                           10182                   9644                   9327                   9134
6/92                                           10532                   9975                   9409                   9075
6/93                                           11284                  10688                  11340                  10915
6/94                                           13022                  12334                  13422                  12771
6/95                                           13658                  12936                  13628                  12982
6/96                                           15153                  14352                  15405                  14707
6/97                                           17097                  16193                  17488                  16594
6/98                                           18304                  17337                  17696                  17607
6/99                                           20327                  19254                  19443                  18947

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class B              10.33%     8.78%     7.08%      9.40%
  Class B**             5.33%     8.49%     7.08%      9.40%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                                                                               MSCI EAFE (CAP-
                                              CLASS B               CLASS B**           MSCI EAFE + EMF           WEIGHTED)
                                              -------               ---------           ---------------        ---------------
6/89                                          10000.00               10000.00               10000.00               10000.00
6/90                                          12255.00               12255.00               10433.00               10326.00
6/91                                          10194.00               10194.00                9327.00                9134.00
6/92                                          10539.00               10539.00                9409.00                9075.00
6/93                                          11286.00               11286.00               11340.00               10915.00
6/94                                          13015.00               13015.00               13422.00               12771.00
6/95                                          13665.00               13665.00               13628.00               12982.00
6/96                                          15173.00               15173.00               15405.00               14707.00
6/97                                          16862.00               16862.00               17488.00               16594.00
6/98                                          17964.00               17964.00               17696.00               17607.00
6/99                                          19820.00               19820.00               19443.00               18947.00

                    One Group Diversified International Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1999

                                        Since
                                      Inception
                                      (3/22/99)
  Class C                               5.00%
  Class C**                             4.00%

** Reflects Applicable Contingent Deferred Sales Charge.

[VALUE OF $10,000 INVESTMENT LINE GRAPH]

                                                         CLASS C                    CLASS C**                MSCI EAFE + EMF
                                                         -------                    ---------                ---------------
3/99                                                      10000                       10000                       10000
6/99                                                      10500                       10400                       10449

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The above-quoted performance data includes the performance of the Pegasus International Equity Fund for the period prior to the commencement of operations of the One Group Diversified International Fund on March 22, 1999.

The above-quoted performance data includes the performance of a common trust fund for the period prior to the commencement of operations of the mutual fund on December 3, 1994, adjusted to reflect the deduction of fees and expenses. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Diversified International Fund is measured against the MSCI EAFE + EMF Index, an unmanaged index generally representative of the performance of international stock markets and of emerging markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

The MSCI EAFE (Cap-Weighted) Index is an unmanaged index generally representative of the foreign equity market as a whole.

The benchmark index for the Diversified International Fund has changed from the MSCI EAFE (Cap-Weighted) 2000 Index to the MSCI EAFE + EMF Index in order to better represent the investment policies for comparison purposes.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (96.7%):
Advertising (0.7%):
     30     Advo, Inc. (b).......................  $    624
     58     Ha-Lo Industries, Inc. (b)...........       569
                                                   --------
                                                      1,193
                                                   --------
Automotive (0.3%):
     10     Polaris Industries, Inc. ............       435
                                                   --------
Broadcasting & Publishing (0.5%):
     15     Metro Networks, Inc. (b).............       801
                                                   --------
Business Equipment & Services (8.3%):
     20     ABM Industries, Inc. ................       614
     68     Acxiom Corp. (b)(c)..................     1,684
     36     American Management Systems (b)......     1,141
     41     Billing Information Concepts (b).....       460
     16     Catalina Marketing Corp. (b).........     1,472
     28     Central Parking Corp. (c)............       959
     20     Consolidated Graphics, Inc. (b)......     1,010
      5     Corporate Executive Board Co. (b)....       174
      6     Florida Rock Industries..............       255
     18     Henry (Jack) & Associates............       707
     35     Insight Enterprises, Inc. (b)........       866
     18     Inter-Tel, Inc. .....................       319
     22     Labor Ready, Inc. (b)................       715
      4     Media Metrix, Inc. (b)(c)............       213
     10     Nextera Enterprises, Inc. (b)........        63
     15     SEI Corp. ...........................     1,350
     20     True North Communications............       606
     23     Zebra Technologies, Class A (b)......       884
                                                   --------
                                                     13,492
                                                   --------
Capital Goods (2.7%):
     29     Applied Power, Inc., Class A.........       792
     11     Astec Industries, Inc. (b)...........       448
     28     Blount International, Inc., Class
              A..................................       761
     41     Clarcor, Inc. .......................       787
     13     Libbey, Inc. ........................       377
     17     Manitowoc Co., Inc. .................       687
     19     Roper Industries, Inc. ..............       608
                                                   --------
                                                      4,460
                                                   --------
Commercial Services (2.2%):
     12     Lason, Inc. (b)......................       571
     35     Prepaid Legal Services (b)...........       952
     21     Profit Recovery Group International
              (b)................................     1,006
     31     Whittman-Hart, Inc. (b)..............       997
                                                   --------
                                                      3,526
                                                   --------
Computer Software (5.7%):
      5     Avid Technology (b)..................        81
     20     Computer Task Group, Inc. ...........       345
      3     Customtracks Corp. (b)...............       140

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Computer Software, continued:
     11     Factset Research Systems, Inc. (b)...  $    640
      9     Infocure Corp. (b)...................       482
     31     Mercury Interactive (b)..............     1,086
     28     National Data Corp. .................     1,213
     28     National Instruments Corp. (b).......     1,142
     19     Progress Software Corp. (b)..........       534
     30     Software.com, Inc. (b)(c)............       696
     30     Viant Corp. (b)(c)...................     1,050
     27     Visio Corp. (b)......................     1,028
     23     Xircom (b)...........................       691
     10     Ziplink, Inc. (b)(c).................       125
                                                   --------
                                                      9,253
                                                   --------
Consumer Durable (1.3%):
     54     Gentex Corp. (b).....................     1,512
      7     SPX Corp. (b)........................       585
                                                   --------
                                                      2,097
                                                   --------
Consumer Non-Durable (3.4%):
     37     AptarGroup, Inc. ....................     1,110
      8     Coca-Cola Bottling Co. ..............       448
     16     Fossil, Inc. (b).....................       774
     10     Mohawk Industries Co. (b)............       304
     35     Nautica Enterprises, Inc. (b)........       591
     27     Pacific Sunwear of California (b)....       658
     32     Smithfield Foods, Inc. (b)...........     1,080
      2     Timberland Co., Class A (b)..........       129
     16     Westpoint Stevens, Inc. .............       477
                                                   --------
                                                      5,571
                                                   --------
Consumer Services (0.8%):
      7     Action Performance Co., Inc.
              (b)(c).............................       231
      7     Anchor Gaming (b)....................       336
     21     Westwood One, Inc. (b)...............       750
                                                   --------
                                                      1,317
                                                   --------
Containers & Packaging (0.4%):
     34     Shorewood Packaging (b)..............       627
                                                   --------
Electrical & Electronic (4.3%):
     17     Alpha Industries, Inc. (b)...........       810
     31     Burr-Brown Corp. (b).................     1,135
     32     C-Cube Microsystems, Inc. (b)........     1,017
     35     Cognex Corp. (b).....................     1,089
     23     Dallas Semi-Conductor Corp. .........     1,181
     20     Methode Electronics, Class A.........       458
     17     Micros Systems, Inc. (b).............       578
     37     Vicor Corp. (b)......................       784
                                                   --------
                                                      7,052
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Energy (1.6%):
     24     Barrett Resources Corp. (b)..........  $    921
     43     Newfield Exploration Co. (b).........     1,223
     11     Stone Energy Corp. (b)...............       466
                                                   --------
                                                      2,610
                                                   --------
Environmental Services (0.5%):
     54     Tetra Tech, Inc. (b).................       887
                                                   --------
Financial Services (12.9%):
     32     American Bankers Insurance Group.....     1,741
     48     Americredit Corp. (b)................       768
     13     Arthur J. Gallagher & Co. ...........       644
     10     Blanch (E.W.) Holdings, Inc. ........       682
     11     CCB Financial Corp. .................       582
     23     Centura Banks, Inc. .................     1,308
     25     Commerce Bancorp, Inc. ..............     1,069
     35     Community First Bankshares...........       836
     36     Cullen/Frost Bankers, Inc. ..........       992
     10     DLJDirect (b)(c).....................       295
     10     Eaton Vance..........................       344
     20     First Midwest Bancgroup, Inc. .......       795
     23     Firstbank Puerto Rico................       519
     78     FirstMerit Corp. ....................     2,188
     19     Hambrecht & Quist Group (b)..........       705
     35     Hudson United Bancorp................     1,072
     45     Legg Mason, Inc. ....................     1,732
     30     Mutual Risk Management Ltd. (c)......     1,001
     10     Premier Bancshares, Inc. ............       183
     15     Protective Life Corp. ...............       479
     12     Queens County Bancorp................       389
      5     TD Waterhouse Group (b)(c)...........       125
     14     Trustco Bank Corp. ..................       376
     33     United Bankshares, Inc. .............       875
     13     US Trust Corp. ......................     1,203
     10     Whitney Holding Corp. ...............       398
                                                   --------
                                                     21,301
                                                   --------
Health Care (15.7%):
     23     Alpharm, Inc., Class A (c)...........       800
     27     Ballard Medical Products.............       632
     19     Barr Laboratories, Inc. (b)..........       758
     44     BIO Technology General Corp. (b).....       286
     20     Biomatrix, Inc. (b)(c)...............       433
     26     Cephalon, Inc. (b)...................       452
     54     Ciber, Inc. (b)......................     1,031
     21     Express Scripts, Inc., Class A (b)...     1,270
     17     IDEC Pharmaceuticals Corp. (b)(c)....     1,333
     33     IDEXX Laboratories, Inc. (b).........       767
     25     Incyte Pharmaceuticals, Inc. (b).....       672
     25     Interdent, Inc. (b)..................       183

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     26     Invacare Corp. ......................  $    706
     25     Jones Pharma, Inc. ..................       969
     32     Liposome Co., Inc. (b)...............       612
     19     MedImmune, Inc. (b)(c)...............     1,287
     31     Medquist, Inc. (b)...................     1,356
     25     Mentor Corp. ........................       460
     63     Orthodontic Centers of America (b)...       883
     30     Patterson Dental Co. (b).............     1,025
     26     Pharmaceutical Product Development
              (b)................................       720
     19     Priority Healthcare Corp., Class B
              (b)................................       656
     47     Renal Care Group (b).................     1,203
     31     Respironics, Inc. (b)................       464
     51     Safeskin Corp. (b)...................       616
     37     Summit Technology, Inc. (b)..........       814
     31     Universal Health Services, Class B
              (b)................................     1,455
     45     VISX, Inc. (b).......................     3,523
     16     Wesley Jessen Visioncare (b).........       518
                                                   --------
                                                     25,884
                                                   --------
Industrial Goods & Services (2.6%):
     23     Dycom (b)(c).........................     1,259
     21     G & K Services, Inc., Class A........     1,097
     18     Geon Co. ............................       581
     17     Micrel, Inc. (b).....................     1,251
                                                   --------
                                                      4,188
                                                   --------
Machinery & Equipment (0.7%):
     35     JLG Industries, Inc. ................       713
     22     Mascotech, Inc. .....................       373
                                                   --------
                                                      1,086
                                                   --------
Manufacturing-Consumer Goods (0.5%):
     20     Graco, Inc. .........................       587
      5     Pentair, Inc. .......................       229
                                                   --------
                                                        816
                                                   --------
Raw Materials (2.0%):
     36     Cambrex Corp. .......................       944
     16     Scotts Co., Class A (b)..............       762
     23     Stillwater Mining Company (b)........       752
     34     Tredegar Industries, Inc. ...........       740
                                                   --------
                                                      3,198
                                                   --------
Retail (8.8%):
     18     Ames Department Stores, Inc. (b).....       821
     21     Ann Taylor Stores Corp. (b)..........       944
     23     Applebee's International.............       693
     36     Casey's General Stores, Inc. ........       533
     12     CEC Entertainment (b)................       507
     16     Cheesecake Factory (b)...............       488
     29     Delta Pine & Land Co. ...............       914

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail, continued:
     31     Foodmaker, Inc. (b)..................  $    880
     19     Kroll-O'Gara Company (b).............       426
     18     Linens 'n Things, Inc. (b)...........       774
     31     Men's Wearhouse, Inc. (b)............       778
     18     O'Reilly Automotive, Inc. (b)........       926
     10     Papa John's International, Inc.
              (b)................................       447
     80     Pier 1 Imports, Inc. ................       900
      8     Quiksilver, Inc. (b).................       209
     32     Regis Corp. .........................       619
     44     Ruby Tuesday, Inc. (b)...............       836
      8     Sonic Corp. (b)......................       261
     16     Whole Foods Market, Inc. (b)(c)......       779
     48     Williams Sonoma, Inc. (b)............     1,653
                                                   --------
                                                     14,388
                                                   --------
Shelter (2.0%):
     12     Caraustar Industries, Inc. ..........       296
     38     Champion Enterprises, Inc. (b).......       708
     44     Ethan Allen Interiors, Inc. .........     1,590
     29     La-Z-Boy, Inc. ......................       667
                                                   --------
                                                      3,261
                                                   --------
Technology (12.1%):
     12     Alliant Techsystems, Inc. (b)........       995
      5     Comverse Technology, Inc. (b)........       408
     39     Datastream Systems, Inc. (b).........       624
     53     Devry, Inc. (b)......................     1,185
     15     Dialogic Corp. (b)...................       658
     33     DSP Communications, Inc. (b).........       953
     19     Etec Systems, Inc. (b)...............       632
     17     HNC Software (b).....................       508
     42     Intervoice (b).......................       606
     12     Kronos, Inc. (b).....................       546
      9     Lattice Semiconductor Corp. (b)......       560
     19     MacDermid, Inc. .....................       884
     35     Macromedia, Inc. (b).................     1,215
     29     National Computer Systems, Inc. .....       972
     29     Novellus Systems, Inc. (b)...........     1,958
     14     Oak Industries, Inc. (b).............       612
     25     Photronics, Inc. (b).................       608
     16     Plantronics, Inc. (b)................     1,042
     14     Plexus Corp. (b).....................       431
     18     Powerwave Technologies, Inc. (b).....       581
     18     Sanmina Corp. (b)....................     1,388
     35     Security Dynamics Technologies, Inc.
              (b)................................       744
     21     SPS Technologies, Inc. (b)...........       788
      4     Teleflex, Inc. ......................       174
     28     Unitrode Corp. (b)...................       812
                                                   --------
                                                     19,884
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Transportation (1.6%):
     25     Air Express International Corp. .....  $    634
     34     Expeditors International of
              Washington, Inc. ..................       927
     25     Heartland Express, Inc. (b)..........       409
     24     Skywest, Inc. .......................       599
                                                   --------
                                                      2,569
                                                   --------
Utilities (5.1%):
     15     Atmos Energy Corp. ..................       375
     11     Cilcorp, Inc. .......................       688
     38     Commscope, Inc. (b)..................     1,169
     13     CTS Corp. ...........................       931
     18     Dionex Corp. (b).....................       733
     14     New Jersey Resources Corp. ..........       524
     30     Philadelphia Suburban Corp. .........       692
     10     Piedmont Natural Gas Company,
              Inc. ..............................       324
     11     SLI, Inc. (b)........................       297
     26     Talk.Com, Inc. (b)...................       293
     49     Valassis Communications, Inc. (b)....     1,784
     17     Wicor, Inc. .........................       475
                                                   --------
                                                      8,285
                                                   --------
  Total Common Stocks                               158,181
                                                   --------
INVESTMENT COMPANIES (3.6%):
  5,816     One Group Prime Money Market Fund,
              Class I............................     5,816
                                                   --------
  Total Investment Companies                          5,816
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (6.1%):
Master Notes (0.8%):
 $  465     Bear Stearns Mortgage Capital, 6.27%,
              7/6/99*............................       465
    232     Merrill Lynch, 6.20%, 7/1/99*........       232
    139     NationsBanc Capital Markets, 6.20%,
              7/1/99*............................       139
    466     Willamette Industries, Inc., 5.07%,
              9/14/99*...........................       466
                                                   --------
                                                      1,302
                                                   --------
Put Bonds (3.5%):
    621     Amex Centurion, 5.11%, 2/18/00*......       621
    310     Branch Banking & Trust, 5.14%,
              12/10/99*..........................       310
    201     Branch Banking & Trust, 5.14%,
              5/25/00*...........................       201
    465     Caterpillar Financial, 5.20%,
              5/1/01*............................       465
    387     Chase Manhattan, 5.26%, 5/6/02*......       387
    356     Evangelical Lutheran, 5.30%,
              4/28/00*...........................       356
    387     Fleet National Bank, 5.07%,
              4/18/00*...........................       387
    387     GMAC, 5.22%, 5/3/01*.................       387

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $  155     J.P. Morgan & Co., 5.10%, 5/4/00*....  $    155
    387     J.P. Morgan & Co., 5.16%, 5/4/01*....       387
    387     Lehman Brothers, 5.20%, 7/20/00*.....       387
    155     Liberty Lighthouse, 5.15%, 5/5/00*...       155
    387     Merrill Lynch, 5.31%, 5/6/02*........       387
    178     Salomon Smith Barney, 5.44%,
              2/5/01*............................       178
    387     Sigma Finance, Inc., 5.14%,
              3/31/00*...........................       387
    466     SPARCC, 5.38%, 3/24/00*..............       466
                                                   --------
                                                      5,616
                                                   --------
Repurchase Agreements (1.8%):
  1,162     Goldman Sachs, 6.09%, 7/1/99
              (Collateralized by $1,233 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $1,227)............................     1,162
    135     Lehman Brothers, 5.85%, 7/1/99
              (Collateralized by $142 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $142)..............................       135

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $  930     Lehman Brothers, 6.25%, 7/1/99
              (Collateralized by $25 various
              Equity Securities, market value
              $981)..............................  $    930
    775     Merril Lynch, 6.10%, 7/1/99
              (Collateralized by $815 various
              Commercial Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $814)..............................       775
                                                   --------
                                                      3,002
                                                   --------
Total Short-Term Securities Held as Collateral        9,920
                                                   --------
Repurchase Agreements (2.4%):
  4,000     State Street Bank and Trust, 4.90%,
              7/1/99 (Collateralized by $4,045
              Federal Home Loan Mortgage
              Corporate Bond, 5.25%, 2/16/01,
              market value $4,085)...............     4,000
                                                   --------
  Total Repurchase Agreements                         4,000
                                                   --------
Total (Cost $161,292) (a)                          $177,917
                                                   ========

------------

Percentages indicated are based on net assets of $163,462.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $346. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $23,210
                   Unrealized depreciation......................   (6,931)
                                                                  -------
                   Net unrealized appreciation..................  $16,279
                                                                  =======

(b) Non-income producing securities.

(c) A portion of this security was loaned as June 30, 1999.

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (96.4%):
Business Equipment & Services (3.6%):
     104    Education Management Corp. (b).......  $  2,152
     141    Integrated Electrical Services, Inc.
              (b)................................     2,272
     155    Littelfuse, Inc. (b).................     2,986
     104    Omniquip International, Inc. ........       820
      98    Structural Dynamics Research Corp.
              (b)................................     1,815
                                                   --------
                                                     10,045
                                                   --------
Capital Goods (8.2%):
      98    Champion Enterprises, Inc. (b).......     1,825
      83    Crossmann Communities, Inc. (b)......     2,424
      75    D.R. Horton, Inc. ...................     1,247
     141    Doncasters PLC (b)...................     2,464
     110    DT Industries, Inc. .................     1,012
      76    Dura Automotive Systems, Inc. (b)....     2,540
      40    Hughes Supply, Inc. .................     1,188
      53    Idex Corp. ..........................     1,742
     161    Lithia Motors, Inc., Class A (b).....     3,300
      40    Orbital Sciences Corp. (b)...........       945
      35    Roper Industries, Inc. ..............     1,120
     182    Watsco, Inc. ........................     2,987
                                                   --------
                                                     22,794
                                                   --------
Commercial Services (0.7%):
      46    Quanta Services, Inc. (b)............     2,024
                                                   --------
Consumer Durable (7.5%):
      75    General Cable Corp. .................     1,206
      43    Mueller Industries, Inc. (b).........     1,459
      81    OM Group, Inc. ......................     2,795
      73    Simpson Manufacturing Co., Inc.
              (b)................................     3,472
     130    SPS Technologies, Inc. (b)...........     4,876
     189    Stoneridge, Inc. (b).................     2,546
      24    Texas Industries, Inc. ..............       930
      30    The Valspar Corp. ...................     1,140
      55    Tower Automotive, Inc. (b)...........     1,399
      43    Tredegar Industries Corp. ...........       935
                                                   --------
                                                     20,758
                                                   --------
Consumer Non-Durable (5.3%):
     151    AptarGroup, Inc. ....................     4,527
      42    Corn Products International, Inc. ...     1,278
     200    Del Monte Foods Co. (b)..............     3,350
     114    Michael Foods, Inc. .................     2,667
      40    Smithfield Foods, Inc. (b)...........     1,338
      57    The Earthgrains Co. .................     1,471
                                                   --------
                                                     14,631
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Energy (3.1%):
      38    Barrett Resources Corp. (b)..........  $  1,458
      28    Cabot Oil & Gas Corp., Class A.......       522
      37    Devon Energy Corp. (c)...............     1,323
      49    Newfield Exploration Co. (b).........     1,393
      47    Pogo Producing Co. (c)...............       875
     281    Unit Corp. (b).......................     2,301
      60    Vintage Petroleum, Inc. .............       645
                                                   --------
                                                      8,517
                                                   --------
Financial Services (19.5%):
     174    Arm Financial Group, Inc., Class A
              (b)................................     1,479
     100    Banknorth Group, Inc. ...............     3,300
      32    Centura Banks, Inc. .................     1,804
      75    Commerce Bancorp, Inc. ..............     3,206
     110    Commercial Federal Corp. ............     2,551
     202    Conning Corp. .......................     3,286
      60    Cullen/Frost Bankers, Inc. ..........     1,654
     186    Enhance Financial Services Group,
              Inc. ..............................     3,673
     132    Financial Federal Corp. (b)..........     2,893
      35    First Midwest Bancorp, Inc. .........     1,391
     100    FirstMerit Corp. ....................     2,806
      50    FPIC Insurance Group, Inc. (b).......     2,425
      94    Fremont General Corp. ...............     1,774
     100    HCC Insurance Holding, Inc. .........     2,269
      43    Jefferies Group, Inc. ...............     1,290
      65    Legg Mason, Inc. ....................     2,503
     224    Litchfield Financial Corp. ..........     3,798
     125    Peoples Heritage Financial Group,
              Inc. ..............................     2,352
      58    Radian Group, Inc. ..................     2,831
      45    Reinsurance Group of America,
              Inc. ..............................     1,508
     148    Triad Guaranty, Inc. (b).............     2,662
     348    UniCapital Corp. (b).................     2,197
                                                   --------
                                                     53,652
                                                   --------
Health Care (9.4%):
      31    Alpharma, Inc. ......................     1,102
      78    Arrow International, Inc. ...........     2,021
      98    Colorado Medtech, Inc. (b)...........     2,143
      62    Coventry Health Care, Inc. (b).......       678
     177    Hanger Orthopedic Group, Inc. (b)....     2,513
      45    IDEXX Laboratories, Inc. (b).........     1,049
     120    Orthodontic Centers of America, Inc.
              (b)................................     1,698
      82    Patterson Dental Co. (b).............     2,839
      70    Renal Care Group, Inc. (b)...........     1,811
      36    Roberts Pharmaceutical Corp. (b).....       873
      91    Universal Health Services, Inc.,
              Class B (b)........................     4,365

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     144    Veterinary Centers of America, Inc.
              (b)................................  $  1,958
      95    Wesley Jessen VisionCare, Inc. (b)...     3,073
                                                   --------
                                                     26,123
                                                   --------
Raw Materials (2.8%):
      75    Reliance Steel And Aluminum Co. .....     2,917
     152    Spartech Corp. ......................     4,653
      14    Universal Forest Products, Inc. .....       303
                                                   --------
                                                      7,873
                                                   --------
Retail (10.3%):
      59    99 Cents Only Stores (b).............     2,954
      39    Ann Taylor Stores Corp. (b)..........     1,755
      35    Applebee's International, Inc. ......     1,054
     148    Consolidated Products, Inc. (b)......     2,668
      95    IHOP Corp. (b).......................     2,286
      25    K Swiss, Inc. .......................     1,163
      31    Linens 'N Things, Inc. (b)...........     1,356
     150    Men's Wearhouse, Inc. (b)............     3,816
      33    Michaels Stores, Inc. (b)............     1,011
      41    Nautica Enterprises, Inc. (b)........       692
      36    Pacific Sunwear of California, Inc.
              (b)................................       878
     103    School Specialty, Inc. (b)...........     1,653
      13    Timberland Co. (b)...................       885
     155    Zale Corp. (b).......................     6,207
                                                   --------
                                                     28,378
                                                   --------
Shelter (2.0%):
      93    Ethan Allen Interiors, Inc. .........     3,511
      15    Holophane Corp. (b)..................       564
      59    La-Z-Boy, Inc. ......................     1,357
                                                   --------
                                                      5,432
                                                   --------
Technology (16.6%):
     174    Advanced Communications Systems, Inc.
              (b)................................     2,376
      40    Avnet, Inc. .........................     1,851
      20    Benchmark Electronics, Inc. (b)......       715
      70    Burr-Brown Corp. (b).................     2,575
      50    Cognex Corp. (b).....................     1,578
      35    Complete Business Solutions, Inc.
              (b)................................       628
      14    CustomTracks Corp.(b)................       783
      86    Dallas Semiconductor Corp. ..........     4,358
      75    Digital Microwave Corp. (b)..........       956
      69    Dupont Photomasks, Inc. (b)..........     3,313
      60    Hutchinson Technology, Inc. (b)......     1,665
     116    Interim Services, Inc. (b)...........     2,393
      28    Lattice Semiconductor Corp. (b)......     1,743
      80    Metzler Group, Inc. (b)..............     2,199
      35    Microchip Technology, Inc. (b).......     1,658

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology, continued:
      39    National Data Corp. .................  $  1,667
      91    National Instruments Corp. (b).......     3,658
      42    Regis Corp. .........................       806
      87    SPSS, Inc. (b).......................     2,245
      37    Superior Services, Inc. (b)..........       987
     140    Unitrode Corp. (b)...................     4,016
      63    Vicor Corp. (b)......................     1,335
      80    World Color Press, Inc. (b)(c).......     2,200
                                                   --------
                                                     45,705
                                                   --------
Transportation (4.2%):
      45    Air Express International Corp. .....     1,139
     110    C.H. Robinson Worldwide, Inc. .......     4,054
     109    US Freightways Corp. ................     5,062
      55    Westinghouse Air Brake Co. ..........     1,406
                                                   --------
                                                     11,661
                                                   --------
Utilities (3.2%):
     103    Atmos Energy Corp. (c)...............     2,575
      65    New Jersey Resources Corp. ..........     2,433
      50    Philadelphia Suburban Corp. .........     1,153
      88    Piedmont Natural Gas, Inc. ..........     2,749
                                                   --------
                                                      8,910
                                                   --------
  Total Common Stocks                               266,503
                                                   --------
INVESTMENT COMPANIES (1.8%):
   5,100    One Group Prime Money Market Fund,
              Class I............................     5,100
                                                   --------
  Total Investment Companies                          5,100
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (0.9%):
Master Notes (0.1%):
 $   115    Bear Stearns Mortgage Capital, 6.27%,
              7/6/99*............................       115
      58    Merrill Lynch, 6.20%, 7/1/99*........        58
      35    NationsBanc Capital Markets, 6.20%,
              7/1/99*............................        35
     115    Willamette Industries, Inc., 5.07%,
              9/14/99*...........................       115
                                                   --------
                                                        323
                                                   --------
Put Bonds (0.5%):
     154    Amex Centurion, 5.11%, 2/18/00*......       154
      50    Branch Banking & Trust, 5.14%,
              5/25/00*...........................        50
      77    Branch Banking & Trust, 5.14%,
              12/10/99*..........................        77
     115    Caterpillar Financial, 5.20%,
              5/1/01*............................       115
      96    Chase Manhattan, 5.26%, 5/6/02*......        96
      88    Evangelical Lutheran, 5.30%,
              4/28/00*...........................        88

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $    96    Fleet National Bank, 5.07%,
              4/18/00*...........................  $     96
      96    GMAC, 5.22%, 5/3/01*.................        96
      96    J.P. Morgan & Co., 5.16%, 5/4/01*....        96
      38    J.P. Morgan & Co., 5.10%, 5/4/00*....        38
      96    Lehman Brothers, 5.20%, 7/20/00*.....        96
      38    Liberty Lighthouse, 5.15%, 5/5/00*...        38
      96    Merrill Lynch, 5.31%, 5/6/02*........        96
      44    Salomon Smith Barney, 5.44%,
              2/5/01*............................        44
      96    Sigma Finance, Inc., 5.14%,
              3/31/00*...........................        96
     116    SPARCC, 5.38%, 3/24/00*..............       116
                                                   --------
                                                      1,392
                                                   --------
Repurchase Agreements (0.3%):
     288    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $306 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $304)..............................       288

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $   231    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $6 various
              Equity Securities, market value
              $243)..............................  $    231
      34    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $35 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $35)...............................        34
     192    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $202 various
              Commerical Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $202)..............................       192
                                                   --------
                                                        745
                                                   --------
  Total Short-Term Securities Held as Collateral      2,460
                                                   --------
Total (Cost $255,057) (a)                          $274,063
                                                   ========

------------

Percentages indicated are based on net assets of $276,643.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $206. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................    $ 40,672
Unrealized depreciation......................     (21,872)
                                                 --------
Net unrealized appreciation..................    $ 18,800
                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (96.6%):
Automotive (0.3%):
     204    Meritor Automotive, Inc. ...........  $    5,201
                                                  ----------
Broadcasting & Publishing (0.4%):
      79    Hispanic Broadcasting Corp. ........       5,964
                                                  ----------
Business Equipment & Services (6.4%):
     327    Cintas Corp. .......................      22,000
     469    Comdisco, Inc. .....................      12,010
     278    Fiserv, Inc. (b)....................       8,689
     264    Miller (Herman), Inc. ..............       5,540
     154    Modis Professional Services (b).....       2,115
     166    Nova Corp./Georgia (b)(c)...........       4,160
     123    Policy Management Systems Corp.
              (b)...............................       3,678
     241    Reynolds & Reynolds Co. ............       5,614
     281    Sterling Commerce, Inc. (b).........      10,247
     335    Sungard Data Systems, Inc. (b)(c)...      11,540
     295    Viad Corp. .........................       9,130
                                                  ----------
                                                      94,723
                                                  ----------
Capital Goods (2.4%):
     137    Donaldson Co., Inc. ................       3,365
     117    Fastenal Co. (c)....................       6,135
     140    Federal Signal Corp. ...............       2,973
      90    Hubbell, Inc., Class B..............       4,084
     139    Martin Marietta Materials, Inc. ....       8,206
     219    Molex, Inc. ........................       8,103
     130    UCAR International, Inc. (b)........       3,277
                                                  ----------
                                                      36,143
                                                  ----------
Commercial Services (0.1%):
      66    ACNielson Corp. ....................       1,997
                                                  ----------
Computer Software (2.2%):
     258    Rational Software Corp. (b).........       8,485
      94    Transaction Systems Architects, Inc.
              (b)...............................       3,647
     213    Veritas Software Corp. (b)(c).......      20,221
                                                  ----------
                                                      32,353
                                                  ----------
Consumer Durable (3.1%):
     222    American Standard Companies (b).....      10,494
      47    Eaton Corp. ........................       4,287
      41    Federal Mogul Corp. (c).............       2,116
     471    Harley-Davidson, Inc. ..............      25,598
      95    Kaydon Corp. .......................       3,201
                                                  ----------
                                                      45,696
                                                  ----------
Consumer Non-Durable (3.7%):
     322    Dial Corp. .........................      11,974
     311    Flowers Industries, Inc. ...........       6,751
     127    Hormel Foods Corp. .................       5,112
     445    Jones Apparel Group, Inc. (b).......      15,283

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     211    McCormick & Co., Inc. ..............  $    6,669
     225    U.S. Foodservice (b)................       9,578
                                                  ----------
                                                      55,367
                                                  ----------
Consumer Services (4.0%):
      80    Blyth Industries (b)................       2,747
     169    International Game Technologies.....       3,128
      72    Media General Inc., Class A.........       3,677
      62    Nextera Enterprises, Inc. (b).......         399
     325    Readers Digest Assoc., Inc. (c).....      12,915
     150    TCA Cable TV, Inc. .................       8,347
     191    Univision Communications (b)........      12,577
      30    Washington Post Co. ................      16,293
                                                  ----------
                                                      60,083
                                                  ----------
Education (1.0%):
     378    Apollo Group, Inc., Class A (b).....      10,051
     158    Sylvan Learning Systems, Inc. (b)...       4,304
                                                  ----------
                                                      14,355
                                                  ----------
Electrical & Electronic (0.1%):
      62    Ametek, Inc. .......................       1,421
                                                  ----------
Energy (0.6%):
     610    Global Marine, Inc. (b).............       9,423
                                                  ----------
Financial Services (8.9%):
     102    Charter One Financial, Inc. ........       2,829
     381    Concord EFS, Inc. (b)...............      16,134
     532    Convergys Corp. (b).................      10,239
     564    E*Trade Group, Inc. (b)(c)..........      22,524
       9    E-Loan, Inc. .......................         359
     457    First Tennessee National Corp. .....      17,489
      76    Huntington Bancshares...............       2,674
      82    Investment Technology Group.........       2,668
     550    North Fork Bancorp, Inc. ...........      11,724
     276    Old Kent Financial Corp. (c)........      11,551
     134    Robert Half International, Inc.
              (b)...............................       3,474
      65    Summit Bancorp......................       2,701
     360    T. Rowe Price Associates, Inc. .....      13,830
      19    TD Waterhouse Group (b)(c)..........         464
     218    Zions Bancorp (c)...................      13,856
                                                  ----------
                                                     132,516
                                                  ----------
Health Care (13.1%):
      79    Beckman Coulter, Inc. ..............       3,856
     508    Bergen Brunswig Corp. ..............       8,765
     451    Biogen, Inc. (b)....................      29,004
     233    Centocor, Inc. (b)(c)...............      10,864
       7    Chiron Corp. (b)....................         145
      84    Covance, Inc. (b)(c)................       2,004
     125    Dentsply International, Inc. .......       3,500

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     259    Forest Laboratories, Inc., Class A
              (b)...............................  $   11,960
     749    Health Management Associates, Inc.
              (b)...............................       8,425
     281    Healthsouth Corp. (b)...............       4,200
     192    Hillenbrand Industries, Inc. (c)....       8,291
     196    ICN Pharmaceuticals, Inc. ..........       6,309
     101    Lincare Holdings, Inc. (b)..........       2,533
     164    Med Immune (b)(c)...................      11,107
     372    Mylan Laboratories, Inc. ...........       9,858
     247    Oxford Health Plans, Inc. (b).......       3,847
     381    Quintiles Transnational Corp. (b)...      15,998
      88    Sepracor Inc. (b)(c)................       7,118
     125    Steris Corp. (b)....................       2,419
     297    Stryker Corp. (c)...................      17,863
     317    Sybron International Corp. (b)......       8,728
     151    Total Renal Care Holdings, Inc.
              (b)...............................       2,357
     192    VISX, Inc. (b)......................      15,180
                                                  ----------
                                                     194,331
                                                  ----------
Investment Trust (1.2%):
     161    Nasdaq-100 (b)(c)...................      18,508
                                                  ----------
Multi-Industry (0.4%):
     314    Whittman Corp. .....................       5,657
                                                  ----------
Oil & Gas Exploration (0.8%):
     470    Keyspan Corp. ......................      12,394
                                                  ----------
Printing & Publishing (0.3%):
      82    Houghton Mifflin Co. ...............       3,873
                                                  ----------
Raw Materials (2.3%):
     546    Allied Waste Industries, Inc.
              (b)(c)............................      10,787
     163    Crompton & Knowles Corp. ...........       3,183
     109    Ferro Corp. ........................       2,988
     103    Newport News Shipbuilding...........       3,039
     359    Solutia, Inc. ......................       7,643
      84    Southdown, Inc. ....................       5,410
      14    Vulcan Materials Co. ...............         663
                                                  ----------
                                                      33,713
                                                  ----------
Retail (8.6%):
     378    Abercrombie & Fitch (b).............      18,163
     215    Barnes & Noble, Inc. (b)............       5,889
     321    Bed Bath & Beyond, Inc. (b)(c)......      12,339
      89    BJ's Wholesale Club, Inc. ..........       2,676
     200    Borders Group, Inc. (b).............       3,161
     524    Family Dollar Stores, Inc. .........      12,575
      70    Linens 'n Things, Inc. (b)..........       3,067
     234    Officemax, Inc. (b).................       2,802
     322    Outback Steakhouse, Inc. (b)........      12,643
     230    Ross Stores, Inc. ..................      11,561

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued
     117    Saks, Inc. (b)......................  $    3,375
     104    Sotheby's Holdings..................       3,965
     468    Starbucks Corp. (b).................      17,568
     194    Tandy Corp. ........................       9,472
      87    Tiffany & Co. ......................       8,396
                                                  ----------
                                                     127,652
                                                  ----------
Shelter (2.4%):
     180    Hon Industries, Inc. ...............       5,252
     588    Leggett & Platt, Inc. ..............      16,359
     405    Shaw Industries, Inc. (b)...........       6,679
     240    Sonoco Products Co. ................       7,185
                                                  ----------
                                                      35,475
                                                  ----------
Technology (30.8%):
     434    ADC Telecommunications, Inc. (b)....      19,751
      59    Aliant Communications, Inc. ........       2,725
     631    Altera Corp. (b)....................      23,218
     584    American Power Conversion Corp.
              (b)...............................      11,752
     428    Analog Devices, Inc. (b)............      21,480
      85    Centurytel, Inc. ...................       3,391
     298    Citrix Systems, Inc. (b)............      16,820
     230    Comverse Technology, Inc. (b)(c)....      17,373
     187    Electronic Arts, Inc. (b)...........      10,139
     227    Gulfstream Aerospace Corp. (b)......      15,316
     250    Jabil Circuit, Inc. (b).............      11,263
     147    Keane, Inc. (b)(c)..................       3,319
      54    Legato Systems, Inc. (b)............       3,107
     443    Lexmark International Group, Inc.
              (b)...............................      29,291
     479    Linear Technology Corp. ............      32,208
     420    Maxim Integrated Products, Inc.
              (b)...............................      27,923
     175    Microchip Technology, Inc. (b)......       8,300
     178    Platinum Tech. (b)(c)...............       5,195
     439    Qualcomm, Inc. (b)(c)...............      62,978
     183    Sanmina Corp. (b)(c)................      13,893
     273    Siebel Systems, Inc. (b)............      18,103
     156    Snyder Communications, Inc.
              (b)(c)............................       5,109
      56    Solectron Corp. (b).................       3,735
      93    SPX Corp. ..........................       7,766
     155    Symantec Corp. (b)..................       3,953
     298    Symbol Technologies, Inc. ..........      10,991
     182    Synopsys, Inc. (b)..................      10,033
     221    Teradyne, Inc. (b)..................      15,857
     230    Vitesse Semiconductor (b)...........      15,524
     496    Xilinx, Inc. (b)(c).................      28,385
      38    Ziplink, Inc. (b)(c)................         469
                                                  ----------
                                                     459,367
                                                  ----------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Transportation (0.3%):
      52    Airborne Freight Corp. .............  $    1,437
     140    Comair Holdings, Inc. ..............       2,912
                                                  ----------
                                                       4,349
                                                  ----------
Utilities (3.2%):
      82    Carlisle Cos., Inc. ................       3,961
     424    Cincinnati Bell, Inc. (c)...........      10,577
      54    Interstate Energy Corp. ............       1,521
     289    Ipalco Enterprise, Inc. ............       6,113
     432    LG&E Energy Corp. ..................       9,064
     121    Montana Power Co. ..................       8,531
     134    USG Corp. ..........................       7,499
                                                  ----------
                                                      47,266
                                                  ----------
  Total Common Stocks                              1,437,827
                                                  ----------
U.S. TREASURY OBLIGATIONS (0.1%):
   1,740    U.S. T-Bills, 9/23/99 (d)...........       1,721
                                                  ----------
  Total U.S. Treasury Obligations                      1,721
                                                  ----------
INVESTMENT COMPANIES (3.9%):
  57,828    One Group Prime Money Market Fund,
              Class I...........................      57,828
                                                  ----------
  Total Investment Companies                          57,828
                                                  ----------
REPURCHASE AGREEMENTS (0.5%):
 $ 7,000    State Street Bank, 4.90%, 7/1/99
              (Collateralized by $7,075 Federal
              Home Loan Mortgage Corporation
              Bond, 5.25%, 2/16/01, market value
              $7,145)...........................       7,000
                                                  ----------
  Total Repurchase Agreements                          7,000
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (12.5%):
Master Notes (1.6%):
   8,645    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       8,645
   4,322    Merrill Lynch, 6.20%, 7/1/99*.......       4,322
   2,593    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................       2,593
   8,645    Willamette Industries, Inc., 5.07%,
              9/14/99*..........................       8,645
                                                  ----------
                                                      24,205
                                                  ----------
Put Bonds (7.1%):
  11,527    Amex Centurion, 5.11%, 2/18/00*.....      11,527
   5,763    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       5,763

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $ 3,746    Branch Banking & Trust, 5.14%,
              5/25/00*..........................  $    3,744
   8,645    Caterpillar Financial, 5.20%,
              5/1/01*...........................       8,645
   7,204    Chase Manhattan, 5.26%, 5/6/02*.....       7,204
   6,628    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       6,616
   7,204    Fleet National Bank, 5.07%,
              4/18/00*..........................       7,204
   7,204    GMAC, 5.22%, 5/3/01*................       7,204
   2,257    Goldman Sachs, 5.28%, 11/21/00......       2,257
   2,882    J.P. Morgan & Co., 5.10%, 5/4/00*...       2,882
   7,204    J.P. Morgan & Co., 5.16%, 5/4/01*...       7,204
   7,204    Lehman Brothers, 5.20%, 7/20/00*....       7,204
   2,882    Liberty Lighthouse, 5.15%,
              5/5/00*...........................       2,882
   7,204    Merrill Lynch, 5.31%, 5/6/02*.......       7,204
   3,314    Salomon Smith Barney, 5.44%,
              2/5/01*...........................       3,314
   7,204    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       7,204
   8,645    SPARCC, 5.38%, 3/24/00*.............       8,645
                                                  ----------
                                                     106,703
                                                  ----------
Repurchase Agreements (3.8%):
  21,611    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $22,921 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $22,809)..........................      21,611
   2,520    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $2,646 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $2,646)...........................       2,520
  17,290    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $460 various
              Equity Securities, market value
              $18,250)..........................      17,290
  14,408    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $15,164 various
              Commerical Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $15,129)..........................      14,408
                                                  ----------
                                                      55,829
                                                  ----------
  Total Short-Term Securities Held as Collateral     186,737
                                                  ----------
Total (Cost $1,400,771)(a)                        $1,691,113
                                                  ==========

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $1,488,373.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $8,776. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................  $329,839
Unrealized depreciation......................   (48,273)
                                               --------
Net unrealized appreciation..................  $281,566
                                               ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

(d) Serves as collateral for futures.

                                                                      CURRENT
                                                          OPENING     MARKET
NUMBER OF                                                POSITIONS     VALUE
CONTRACTS                 CONTRACT TYPE                    (000)       (000)
---------                 -------------                  ---------    -------
   24        Long Mid Cap 400, September 1999 Futures     $ 4,993     $ 5,032
   75        Long S & P 500, September 1999 Futures        25,372      25,907
                                                          -------     -------
                                                          $30,365     $30,939
                                                          =======     =======

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (95.4%):
Business Equipment & Services (1.5%):
      53    Affiliated Computer Services, Inc.
              (b)...............................  $    2,683
     120    Apollo Group, Inc., Class A (b).....       3,188
      97    First Data Corp. ...................       4,747
     157    Manpower, Inc. .....................       3,552
     229    Modis Professional Services, Inc.
              (b)...............................       3,154
      60    Wallace Computer Services, Inc. ....       1,500
                                                  ----------
                                                      18,824
                                                  ----------
Capital Goods (3.1%):
      60    Carlisle Companies, Inc. ...........       2,888
     118    Harsco Corp. .......................       3,770
      46    Honeywell, Inc. ....................       5,330
      66    Jacobs Engineering Group, Inc.
              (b)...............................       2,500
     306    Mark IV Industries, Inc. ...........       6,464
     155    Precision Castparts Corp. ..........       6,588
      89    Southdown, Inc. ....................       5,718
     103    Teleflex, Inc. .....................       4,483
                                                  ----------
                                                      37,741
                                                  ----------
Consumer Durable (3.2%):
     108    Borg-Warner Automotive, Inc. .......       5,940
     156    Delphi Automotive Systems Corp. ....       2,896
      55    Eaton Corp. ........................       5,060
     180    Federal Mogul Corp. ................       9,337
      97    Genuine Parts Co. ..................       3,395
      94    Lear Corp. (b)......................       4,677
     261    Mohawk Industries, Inc. (b).........       7,919
                                                  ----------
                                                      39,224
                                                  ----------
Consumer Non-Durable (5.8%):
      79    Dean Foods Co. .....................       3,283
     147    Dole Food Co., Inc. ................       4,318
     436    IBP, Inc. ..........................      10,355
     235    Interstate Bakeries Corp. ..........       5,279
     182    Lancaster Colony Corp. .............       6,279
     320    R.J. Reynolds Tobacco Holdings, Inc.
              (b)...............................      10,080
      60    Suiza Foods Corp. (b)...............       2,513
     534    Tyson Foods, Inc., Class A..........      12,015
      90    Universal Corp. ....................       2,548
     214    UST, Inc. ..........................       6,271
     286    Warnaco Group, Inc., Class A........       7,651
                                                  ----------
                                                      70,592
                                                  ----------
Consumer Services (4.2%):
     396    Belo ( A.H.) Corp., Series A........       7,800
      40    Chris-Craft Industries, Inc. (b)....       1,893
     130    Harte-Hanks, Inc. ..................       3,526
      35    Hispanic Broadcasting Corp. (b).....       2,686

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     244    Mandalay Resort Group (b)(c)........  $    5,155
     168    Mattel, Inc. .......................       4,442
      91    MGM Grand, Inc. (b)(c)..............       4,459
     143    New York Times Co., Class A.........       5,264
     404    Promus Hotel Corp. (b)..............      12,523
     243    Stewart Enterprises Corp., Class A
              (c)...............................       3,539
                                                  ----------
                                                      51,287
                                                  ----------
Energy (7.3%):
     172    Apache Corp. .......................       6,708
      71    Atlantic Richfield Co. .............       5,935
     316    BJ Services Co. (b)(c)..............       9,302
     128    Murphy Oil Corp. ...................       6,248
     186    Nabors Industries, Inc. (b).........       4,545
     464    Noble Drilling Corp. (b)............       9,135
     185    Smith International, Inc. (b)(c)....       8,036
     524    Tosco Corp. (c).....................      13,592
     417    Transocean Offshore, Inc. ..........      10,956
     224    Ultramar Diamond Shamrock Corp. ....       4,886
     270    Weatherford International, Inc.
              (b)...............................       9,889
                                                  ----------
                                                      89,232
                                                  ----------
Financial Services (17.6%):
     284    A.G. Edwards, Inc. .................       9,159
     149    Allmerica Financial Corp. ..........       9,061
     248    AMBAC Financial Group, Inc. ........      14,167
      34    American Financial Group, Inc. .....       1,158
     276    Associated Banc-Corp. ..............      11,454
      93    Associated Estates Realty Corp. ....       1,095
     107    Astoria Financial Corp. ............       4,701
      64    CCB Financial Corp. ................       3,384
     590    Charter One Financial, Inc. ........      16,418
     240    Dime Bancorp, Inc. .................       4,830
     148    Finova Group, Inc. .................       7,789
     407    First Security Corp. ...............      11,091
      88    First Tennessee National Corp. .....       3,372
     121    First Virginia Banks, Inc. .........       5,939
     233    Greenpoint Financial Corp. .........       7,645
     336    Hibernia Corp., Class A.............       5,271
     109    Keystone Financial, Inc. ...........       3,222
     262    Marshall & Ilsley Corp. ............      16,865
     225    Mercantile Bankshares Corp. ........       7,942
     126    North Fork Bancorp, Inc. ...........       2,685
     682    Old Republic International Corp. ...      11,814
     376    Pacific Century Financial Corp. ....       8,101
      45    PMI Group, Inc. ....................       2,827
     287    Protective Life Corp. ..............       9,471

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      90    Provident Financial Group, Inc. ....  $    3,938
     381    Reliastar Financial Corp. ..........      16,669
     330    Sovereign Bancorp, Inc. ............       4,001
     278    TCF Financial Corp. ................       7,749
      64    Unitrin, Inc. ......................       2,624
                                                  ----------
                                                     214,442
                                                  ----------
Health Care (5.4%):
     440    Chiron Corp. (b)....................       9,130
     332    Foundation Health Systems, Class A
              (b)...............................       4,980
     233    Genzyme Corp. (b)...................      11,300
      42    Genzyme Surgical Products (b).......         184
     243    Healthsouth Corp. (b)...............       3,630
     325    Ivax Corp. (b)......................       4,591
      19    Lincare Holdings, Inc. (b)..........         476
     235    Mylan Laboratories, Inc. ...........       6,228
      79    Pacificare Health Systems, Inc.
              (b)...............................       5,683
     135    PSS World Medical, Inc. (b).........       1,508
     132    Steris Corp. (b)....................       2,558
     230    Tenet Healthcare Corp. (b)..........       4,269
     160    Total Renal Care Holdings, Inc.
              (b)...............................       2,490
      94    Trigon Healthcare, Inc. (b).........       3,419
      65    Wellpoint Health Networks, Inc.
              (b)...............................       5,517
                                                  ----------
                                                      65,963
                                                  ----------
Raw Materials (6.1%):
     130    A. Schulman, Inc. ..................       2,234
      99    Air Products & Chemical, Inc. ......       3,985
     129    Airgas, Inc. (b)....................       1,580
     147    AK Steel Holding Corp. .............       3,308
     367    Cabot Corp. ........................       8,877
     254    Cytec Industries, Inc. (b)..........       8,096
      94    Dexter Corp. .......................       3,836
     143    Ferro Corp. ........................       3,933
     349    IMC Global, Inc. ...................       6,151
     140    Lubrizol Corp. .....................       3,929
     441    Lyondell Petrochemical Co. .........       9,095
      45    Minerals Technologies, Inc. ........       2,512
     591    RPM, Inc. ..........................       8,385
      69    Sigma-Aldrich Corp. ................       2,376
      54    USG Corp. ..........................       3,024
     189    Witco Corp. ........................       3,780
                                                  ----------
                                                      75,101
                                                  ----------
Retail (5.3%):
      52    AnnTaylor Stores Corp. (b)..........       2,340
     347    Borders Group, Inc. (b).............       5,487
      71    Circuit City Stores, Inc. ..........       6,603
      69    Hannaford Brothers Co. .............       3,687

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     171    Jones Apparel Group, Inc. (b).......  $    5,863
     274    Office Depot, Inc. (b)..............       6,043
     130    Outback Steakhouse, Inc. (b)........       5,111
      80    Payless Shoesource, Inc. (b)........       4,253
     519    Saks, Inc. (b)......................      14,986
     102    Tandy Corp. ........................       4,985
      85    Wendy's International, Inc. ........       2,407
      70    Williams Sonoma, Inc. (b)...........       2,437
                                                  ----------
                                                      64,202
                                                  ----------
Shelter (4.4%):
     141    Bowater, Inc. (c)...................       6,662
      97    Chesapeake Corp. ...................       3,631
     675    Clayton Homes, Inc. ................       7,720
     193    Consolidated Papers, Inc. ..........       5,163
     278    Furniture Brands International, Inc.
              (b)...............................       7,749
      50    Georgia Pacific Corp. ..............       2,369
     117    Georgia Pacific Timber Corp. .......       2,954
     235    Pentair, Inc. ......................      10,752
      72    Rayonier, Inc. .....................       3,577
220.....    Shaw Industry, Inc. (b).............       3,630
                                                  ----------
                                                      54,207
                                                  ----------
Technology (11.8%):
      79    Analog Devices, Inc. (b)............       3,965
      59    Applied Materials, Inc. (b).........       4,359
     278    Arrow Electronics, Inc. (b).........       5,286
     177    ATMEL Corp. (b).....................       4,635
     135    Avnet, Inc. ........................       6,254
     458    Cadence Design Systems, Inc. (b)....       5,784
      83    Carpenter Technology Corp. .........       2,371
     189    Cordant Technology, Inc. ...........       8,531
     168    Fiserv, Inc. (b)....................       5,271
     209    Intuit, Inc. (b)....................      18,835
      47    KLA-Tencor Corp. (b)................       3,049
     111    Litton Industries, Inc. (b).........       7,979
     134    Lockheed Martin Corp. ..............       4,992
      59    LSI Logic Corp. (b).................       2,721
      45    Martin Marietta Materials, Inc. ....       2,655
     126    NCR Corp. (b).......................       6,150
     358    Networks Associates, Inc. (b).......       5,258
     567    Quantum Corp. (b)...................      13,686
      60    Raytheon Co., Class B...............       4,223
     261    SCI Systems, Inc. (b)...............      12,379
     114    Sterling Software, Inc. (b).........       3,042
     157    Storage Technology Corp. (b)........       3,734
     235    Tech Data Corp. (b).................       8,989
                                                  ----------
                                                     144,148
                                                  ----------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Transportation (1.3%):
     103    Airborne Freight Corp. .............  $    2,865
      99    Alaska Air Group, Inc. (b)..........       4,133
     144    Alexander & Baldwin, Inc. ..........       3,204
     108    CNF Transportation, Inc. ...........       4,144
      47    GATX Corp. .........................       1,789
                                                  ----------
                                                      16,135
                                                  ----------
Utilities (18.4%):
     528    Allegheny Energy, Inc. .............      16,928
     207    American Water Works, Inc. .........       6,365
     178    Centurytel, Inc. ...................       7,076
      82    CMS Energy Corp. ...................       3,434
     172    Conectiv, Inc. .....................       4,203
     159    Devon Energy Corp. (c)..............       5,684
     611    DPL, Inc. ..........................      11,227
     586    El Paso Energy Corp. ...............      20,619
     539    Energy East Corp. ..................      14,014
      57    Frontier Corp. .....................       3,363
     125    General Public Utilities Corp. .....       5,273
     198    Interstate Energy Corp. ............       5,618
     344    L G & E Energy Corp. ...............       7,224
     195    MCN Energy Group, Inc. .............       4,107
     374    Midamerican Energy Holdings Co. ....      12,950
      78    Montana Power Co. ..................       5,485
      89    New Century Energies, Inc. .........       3,454
     158    New England Electric System.........       7,920
     327    NiSource Corp. .....................       8,441
     234    Northeast Utilities (b).............       4,139
     130    OGE Energy Corp. ...................       3,088
     101    Peco Energy Corp. ..................       4,248
     403    Pinnacle West Capital Corp. ........      16,205
     303    Potomac Electric Power Co. (c)......       8,920
      98    SCANA Corp. ........................       2,291
     224    TECO Energy, Inc. (c)...............       5,096
      90    Telephone & Data Systems, Inc. .....       6,576
     264    The Williams Companies, Inc. .......      11,228
     150    UtiliCorp United, Inc. .............       3,647
     202    Wisconsin Energy Corp. (c)..........       5,063
                                                  ----------
                                                     223,886
                                                  ----------
  Total Common Stocks                              1,164,984
                                                  ----------
INVESTMENT COMPANIES (1.8%):
  21,947    One Group Prime Money Market Fund,
              Class I...........................      21,947
                                                  ----------
  Total Investment Companies                          21,947
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (3.4%):
Master Notes (0.4%):
 $ 1,813    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................  $    1,813
     906    Merrill Lynch, 6.20%, 7/1/99*.......         906
     544    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................         544
   1,813    Williamette Industries, Inc., 5.07%,
              9/14/99*..........................       1,813
                                                  ----------
                                                       5,076
                                                  ----------
Put Bonds (2.0%):
   2,416    Amex Centurion, 5.11%, 2/18/00*.....       2,416
     786    Branch Banking & Trust, 5.14%,
              5/25/00*..........................         785
   1,209    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       1,209
   1,813    Caterpillar Finance, 5.20%,
              5/1/01*...........................       1,813
   1,511    Chase Manhattan, 5.26%, 5/6/02*.....       1,511
   1,390    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       1,387
   1,511    Fleet National Bank, 5.07%,
              4/18/00*..........................       1,511
   1,511    GMAC, 5.22%, 5/3/01*................       1,511
   3,197    Goldman Sachs, 5.28%, 11/21/00*.....       3,197
   1,511    J.P. Morgan & Co., 5.16%, 5/4/01*...       1,511
     604    J.P. Morgan & Co., 5.10%, 5/4/00*...         604
   1,511    Lehman Brothers Holdings, 5.20%,
              7/20/00*..........................       1,511
     604    Liberty Lighthouse, 5.15%,
              5/5/00*...........................         604
   1,511    Merrill Lynch, 5.31%, 5/6/02*.......       1,511
     695    Salomon Smith Barney, 5.44%,
              2/5/01*...........................         695
   1,511    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       1,511
   1,812    SPARCC, 5.38%, 3/24/00*.............       1,812
                                                  ----------
                                                      25,099
                                                  ----------
Repurchase Agreements (1.0%):
   4,532    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $4,806 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $4,783)...........................       4,532
     528    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $555 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $555).............................         528
   3,626    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $96 various
              Equity Securities, market value
              $3,827)...........................       3,626

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
MID CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $ 3,021    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $3,180 various
              Commercial Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $3,172)...........................  $    3,021
                                                  ----------
                                                      11,707
                                                  ----------
  Total Short-Term Securities Held as Collateral      41,882
                                                  ----------
Total (Cost $1,143,118) (a)                       $1,228,813
                                                  ==========

------------

Percentages indicated are based on net assets of $1,221,647.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,104. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................    $124,659
Unrealized depreciation......................     (42,068)
                                                 --------
Net unrealized appreciation..................    $ 82,591
                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (99.6%):
Business Equipment & Services (9.6%):
    367     Affiliated Computer Services, Inc.
              (b)...............................  $   18,559
    320     DST Systems, Inc. (b)...............      20,117
    484     DT Industries, Inc. ................       4,448
    650     HON Industries, Inc. ...............      18,972
    349     IDEX Corp. .........................      11,471
    409     Littelfuse, Inc. (b)................       7,877
    240     Omnicom Group, Inc. ................      19,168
    396     Young & Rubicam, Inc. ..............      18,014
                                                  ----------
                                                     118,626
                                                  ----------
Capital Goods (8.9%):
    540     Ametek, Inc. .......................      12,420
    185     Applied Power, Inc. ................       5,061
    771     Crane Co. ..........................      24,227
    149     Harsco Corp. .......................       4,774
    143     Hubbell, Inc., Class B..............       6,468
    797     Juno Lighting, Inc. ................      19,533
      8     Molex, Inc. ........................         289
    503     Molex, Inc., Class A................      15,837
    496     Teleflex, Inc. .....................      21,558
                                                  ----------
                                                     110,167
                                                  ----------
Consumer Durable (5.5%):
    434     Borg-Warner Automotive, Inc. .......      23,850
    335     Harley-Davidson, Inc. (c)...........      18,243
  1,014     Tower Automotive, Inc. (b)..........      25,793
                                                  ----------
                                                      67,886
                                                  ----------
Consumer Non-Durable (3.9%):
    550     AptarGroup, Inc. ...................      16,498
    338     Lancaster Colony Corp. .............      11,644
    408     U.S. Foodservice, Inc. (b)..........      17,403
     80     Westpoint Stevens, Inc. ............       2,385
                                                  ----------
                                                      47,930
                                                  ----------
Consumer Services (1.2%):
    278     Galileo International, Inc. ........      14,845
                                                  ----------
Energy (4.4%):
    601     Apache Corp. (c)....................      23,457
    787     Global Industries, Ltd. (b).........      10,080
    448     Noble Affiliates, Inc. .............      12,621
     65     Smith International, Inc. (b).......       2,823
    140     Weatherford International (b).......       5,128
                                                  ----------
                                                      54,109
                                                  ----------
Financial Services (19.5%):
    490     A.G. Edwards, Inc. .................      15,787
    239     Associated Banc Corp. ..............       9,908
  1,255     Charter One Financial, Inc. ........      34,902
    172     Concord EFS, Inc. (b)...............       7,290

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
    320     E*Trade Group, Inc. (b)(c)..........  $   12,780
    657     Everest Reinsurance Holdings,
              Inc. .............................      21,429
    388     Finova Group, Inc. .................      20,405
    419     First Tennessee National Corp. .....      16,056
    780     Heller Financial, Inc. .............      21,680
    870     Peoples Heritage Financial Group,
              Inc. .............................      16,374
    358     Radian Group, Inc. .................      17,485
    871     TCF Financial Corp. ................      24,291
    133     Transatlantic Holdings, Inc. .......       9,934
    474     Waddell & Reed Financial, Class A...      13,005
                                                  ----------
                                                     241,326
                                                  ----------
Health Care (9.8%):
    102     Biogen, Inc. (b)....................       6,560
    422     Ciber, Inc. (b)(c)..................       8,069
    275     Dentsply International, Inc. .......       7,700
    105     Forest Laboratories, Inc. (b).......       4,856
    235     HCR Manor Care, Inc. (b)............       5,694
  1,139     Health Management Association, Inc.,
              Class A (b).......................      12,810
     75     MedImmune, Inc. (b).................       5,081
    165     Mylan Laboratories, Inc. ...........       4,359
    729     Sybron International Corp. (b)......      20,082
    335     Universal Health Services, Inc.,
              Class B (b).......................      16,011
     80     VISX, Inc. (b)......................       6,335
    349     Waters Corp. (b)....................      18,551
    150     Watson Pharmaceutical, Inc. (b).....       5,256
                                                  ----------
                                                     121,364
                                                  ----------
Industrial Goods & Services (1.3%):
    464     OM Group, Inc. .....................      16,022
                                                  ----------
Retail (11.0%):
    314     Abercrombie & Fitch Co., Class A
              (b)...............................      15,072
    240     Best Buy, Inc. .....................      16,200
    198     Kohl's Corp. (b)....................      15,292
    787     Men's Wearhouse, Inc. (b)...........      20,075
    305     Office Depot, Inc. (b)..............       6,729
    610     Saks, Inc. (b)......................      17,626
    105     Starbucks Corp. (b).................       3,944
    218     Tommy Hilfiger Corp. (b)............      16,021
    635     Zale Corp. (b)......................      25,397
                                                  ----------
                                                     136,356
                                                  ----------
Shelter (1.9%):
    840     Leggett & Platt, Inc. ..............      23,351
                                                  ----------
Technology (19.7%):
    125     ADC Telecommunications, Inc.
              (b)(c)............................       5,695
    108     Altera Corp. (b)....................       3,990

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
    231     Analog Devices, Inc. (b)............  $   11,613
    224     Auto Desk, Inc. ....................       6,610
    118     Citrix System, Inc. (b).............       6,667
    206     Comverse Technology, Inc. (b)(c)....      15,542
     78     Intuit, Inc. (b)....................       7,012
    322     Lexmark International (b)...........      21,258
     98     Maxim Integrated Products, Inc.
              (b)...............................       6,544
    321     Microchip Technology, Inc. (b)......      15,218
    342     National Data Corp. ................      14,625
    128     Qualcomm, Inc. (b)(c)...............      18,368
    217     Quantum Corp. (b)...................       5,235
    256     SCI Systems, Inc. (b)...............      12,170
    113     Siebel Systems, Inc. (b)............       7,513
     45     SPX Corp. (b).......................       3,758
    568     Sterling Commerce, Inc. (b).........      20,720
    565     Sungard Data Systems, Inc. (b)......      19,477
     89     Synopsys, Inc. (b)..................       4,890
    237     Teradyne, Inc. (b)..................      17,006
    335     Xilinx, Inc. (b)(c).................      19,176
                                                  ----------
                                                     243,087
                                                  ----------
Utilities (2.9%):
    168     Cincinnati Bell, Inc. ..............       4,190
    130     Florida Progress Corp. .............       5,370
     75     Montana Power Co. ..................       5,288
    241     Nevada Power Co. ...................       6,034
    110     Pinnacle West Capital Corp. ........       4,428
    164     Potomac Electric Power Co. (c)......       4,828
    165     Sierra Pacific Resources............       5,994
                                                  ----------
                                                      36,132
                                                  ----------
  Total Common Stocks                              1,231,201
                                                  ----------
INVESTMENT COMPANIES (0.5%):
  5,577     One Group Prime Money Market Fund,
              Class I...........................       5,577
                                                  ----------
  Total Investment Companies                           5,577
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (3.1%):
Master Notes (0.4%):
 $1,818     Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       1,818
    909     Merrill Lynch, 6.20%, 7/1/99*.......         909
    545     NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................         545
  1,818     Willamette Industries, Inc., 5.07%,
              9/14/99*..........................       1,818
                                                  ----------
                                                       5,090
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds (1.7%):
 $2,424     Amex Centurion, 5.11%, 2/18/00*.....  $    2,424
  1,212     Branch Banking & Trust, 5.14%,
              12/10/99*.........................       1,212
    788     Branch Banking & Trust, 5.14%,
              5/25/00*..........................         787
  1,818     Caterpillar Financial, 5.20%,
              5/1/01*...........................       1,818
  1,515     Chase Manhattan, 5.26%, 5/6/02*.....       1,515
  1,394     Evangelical Lutheran, 5.30%,
              4/28/00*..........................       1,391
  1,515     Fleet National Bank, 5.07%,
              4/18/00*..........................       1,515
  1,515     GMAC, 5.22%, 5/3/01*................       1,515
    606     J.P. Morgan & Co., 5.10%, 5/4/00*...         606
  1,515     J.P. Morgan & Co., 5.16%, 5/4/01*...       1,515
  1,515     Lehman Brothers, 5.20%, 7/20/00*....       1,515
    606     Liberty Lighthouse, 5.15%,
              5/5/00*...........................         606
  1,515     Merrill Lynch, 5.31%, 5/6/02*.......       1,515
    697     Salomon Smith Barney, 5.44%,
              2/5/01*...........................         697
  1,515     Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       1,515
  1,818     SPARCC, 5.38%, 3/24/00*.............       1,818
                                                  ----------
                                                      21,964
                                                  ----------
Repurchase Agreements (1.0%):
  4,545     Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $4,820 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $4,797)...........................       4,545
  3,636     Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $97 various
              Equity Securities, market value
              $3,838)...........................       3,636
    530     Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $556 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $556).............................         530
  3,030     Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $3,189 various
              Commerical Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $3,181)...........................       3,030
                                                  ----------
                                                      11,741
                                                  ----------
  Total Short-Term Securities Held as Collateral      38,795
                                                  ----------
Total (Cost $914,899) (a)                         $1,275,573
                                                  ==========

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $1,235,885.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................    $400,615
Unrealized depreciation......................     (39,941)
                                                 --------
Net unrealized appreciation..................    $360,674
                                                 ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30,1999.

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMERCIAL PAPER (2.9%):
Financial Services (2.9%):
$120,000    Ford Motor Corp., 5.04%, 9/15/99....  $  118,687
                                                  ----------
  Total Commercial Paper                             118,687
                                                  ----------
COMMON STOCKS (94.2%):
Banking (1.8%):
     174    Firstar Corp. ......................       4,880
     230    Mercantile Bancorp..................      13,144
   1,297    Wells Fargo Co. ....................      55,452
                                                  ----------
                                                      73,476
                                                  ----------
Business Equipment & Services (3.6%):
     605    America Online (b)..................      66,798
     431    Automatic Data Processing, Inc. ....      18,968
     283    Interpublic Group Co., Inc. ........      24,489
     747    Waste Management, Inc. (c)..........      40,151
                                                  ----------
                                                     150,406
                                                  ----------
Capital Goods (7.9%):
   2,260    General Electric Co. ...............     255,357
     751    Tyco International, Ltd. (c)........      71,129
                                                  ----------
                                                     326,486
                                                  ----------
Consumer Non-Durable (8.7%):
     458    Anheuser Busch Co., Inc. ...........      32,475
     345    Avon Products, Inc. ................      19,120
   1,289    Coca-Cola Co. ......................      80,549
     391    Coca-Cola Enterprises (c)...........      11,632
     337    Gillette Co. .......................      13,813
     876    PepsiCo, Inc. ......................      33,906
   1,389    Philip Morris Co., Inc. ............      55,816
     796    Proctor & Gamble Co. ...............      71,050
     237    Quaker Oats Co. ....................      15,731
   1,041    Sara Lee Corp. .....................      23,624
                                                  ----------
                                                     357,716
                                                  ----------
Consumer Services (0.7%):
     340    Comcast Corp., Class A..............      13,065
     225    Time Warner, Inc. ..................      16,200
                                                  ----------
                                                      29,265
                                                  ----------
Electronic Components/Instruments (0.5%):
     336    Solectron Corp. (b)(c)..............      22,394
                                                  ----------
Financial Services (5.0%):
     181    American Express Co. ...............      23,566
     492    American International Group,
              Inc. .............................      57,619
     105    Capital One Financial Corp. ........       5,847
     260    Charles Schwab Corp. ...............      28,611
     449    Freddie Mac.........................      26,048
     901    MBNA Corp. .........................      27,585

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     156    Providian Financial.................  $   14,623
     690    U.S. Bancorp........................      23,443
                                                  ----------
                                                     207,342
                                                  ----------
Food Products & Services (1.1%):
     262    General Mills, Inc. ................      21,018
     346    Unilever............................      24,132
                                                  ----------
                                                      45,150
                                                  ----------
Health Care (17.7%):
     931    Abbott Labs.........................      42,341
     185    Alza Corp. (b)......................       9,416
     747    American Home Products Co. .........      42,935
     333    Amgen, Inc. (b).....................      20,247
     138    Baxter International, Inc. .........       8,360
     433    Boston Scientific Corp. (b).........      19,029
   1,550    Bristol Myers Squibb Co. ...........     109,143
     224    Cardinal Health, Inc. ..............      14,377
     515    Eli Lilly & Co. ....................      36,880
      94    Guidant Corp. ......................       4,856
     806    Johnson & Johnson...................      79,027
     550    Medtronic, Inc. ....................      42,839
   1,396    Merck & Co., Inc. ..................     103,298
     776    Pfizer, Inc. .......................      85,144
   1,197    Schering Plough Corp. ..............      63,425
     619    Warner Lambert Co. .................      42,964
                                                  ----------
                                                     724,281
                                                  ----------
Insurance (0.3%):
     148    Cigna Corp. ........................      13,163
                                                  ----------
Investment Trust (0.5%):
     183    Nasdaq-100 (b)......................      21,139
                                                  ----------
Office Equipment & Services (0.2%):
     123    Pitney Bowes, Inc. .................       7,928
                                                  ----------
Pipelines (0.4%):
     430    Williams Co. .......................      18,293
                                                  ----------
Printing & Publishing (0.3%):
     317    New York Times Co. .................      11,662
                                                  ----------
Retail (7.4%):
     381    CVS Corp. ..........................      19,331
     210    Dayton Hudson Corp. ................      13,657
     572    Dollar General......................      16,598
     449    Gap, Inc. ..........................      22,623
     823    Home Depot, Inc. (c)................      53,006
     285    Kohl's Corp. (b)....................      21,998
     284    Staples (b).........................       8,779

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
   2,704    Wal-Mart Stores, Inc. (c)...........  $  130,483
     646    Walgreen Co. .......................      18,973
                                                  ----------
                                                     305,448
                                                  ----------
Retail-General Merchandise (0.3%):
     254    Tandy Corp. ........................      12,400
                                                  ----------
Shelter (0.5%):
     365    Kimberly Clark Corp. ...............      20,782
                                                  ----------
Technology (28.9%):
     149    BMC Software (b)....................       8,046
   2,440    Cisco Systems, Inc. (b).............     156,903
     361    Computer Associates International,
              Inc. .............................      19,872
   1,497    Dell Computer Corp. (b).............      55,385
     828    EMC Corp. (b).......................      45,513
   2,054    Intel Corp. ........................     122,220
   1,324    International Business Machines.....     171,101
   2,178    Lucent Technologies, Inc. ..........     146,898
   3,391    Microsoft Corp. (b).................     305,805
     839    Oracle Corp. (b)....................      31,159
     775    Sun Microsystems, Inc. (b)..........      53,364
     468    Tellabs, Inc. (b)...................      31,606
     281    Texas Instruments, Inc. ............      40,803
                                                  ----------
                                                   1,188,675
                                                  ----------
Telecommunications-Services and Equipment (1.0%):
     491    Nortel Networks Corp. (c)...........      42,599
                                                  ----------
Transportation (0.4%):
     541    Southwest Airlines Co. (c)..........      16,845
                                                  ----------
Utilities (6.9%):
     732    Ameritech Corp. ....................      53,809
     105    Enron Corp. ........................       8,592
     100    Frontier Corp. .....................       5,900
     318    GTE Corp. ..........................      24,046
   1,238    MCI Worldcom, Inc. (b)..............     106,795
   1,278    SBC Communications, Inc. ...........      74,141
     194    U.S. West, Inc. ....................      11,398
                                                  ----------
                                                     284,681
                                                  ----------
Wholesale Distribution (0.1%):
     181    McKesson HBOC, Inc. (c).............       5,823
                                                  ----------
  Total Common Stocks                              3,885,954
                                                  ----------
U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Bills (0.2%):
$  9,470    7/22/99 (d).........................       9,448
     815    9/23/99 (d).........................         806
                                                  ----------
  Total U.S. Treasury Obligations                     10,254
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
INVESTMENT COMPANIES (1.3%):
$ 52,960    One Group Prime Money Market Fund,
              Class I...........................  $   52,960
                                                  ----------
  Total Investment Companies                          52,960
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (2.5%):
Master Notes (0.3%):
$  3,849    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       3,849
   1,924    Merrill Lynch, 6.20%, 7/1/99*.......       1,924
   1,155    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................       1,155
   3,849    Willamette Industries, Inc., 5.07%,
              9/14/99*..........................       3,849
                                                  ----------
                                                      10,777
                                                  ----------
Put Bonds (1.6%):
   5,133    Amex Centurion, 5.11%, 2/18/00*.....       5,133
   2,566    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       2,566
   1,668    Branch Banking & Trust, 5.14%,
              5/25/00*..........................       1,667
   3,849    Caterpillar Financial, 5.20%,
              5/1/01*...........................       3,849
   3,207    Chase Manhattan, 5.26%, 5/6/02*.....       3,207
   2,951    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       2,946
   3,207    Fleet National Bank, 5.07%,
              4/18/00*..........................       3,207
   3,207    GMAC, 5.22%, 5/3/01*................       3,207
  21,241    Greenwich Capital Markets, 5.41%,
              7/9/01*...........................      21,241
   1,283    J.P. Morgan & Co., 5.10%, 5/4/00*...       1,283
   3,207    J.P. Morgan & Co., 5.16%, 5/4/01*...       3,207
   3,207    Lehman Brothers, 5.20%, 7/20/00*....       3,207
   1,283    Liberty Lighthouse, 5.15%,
              5/5/00*...........................       1,283
   3,207    Merrill Lynch, 5.31%, 5/6/02*.......       3,207
   1,475    Salomon Smith Barney, 5.44%,
              2/5/01*...........................       1,475
   3,207    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       3,207
   3,850    SPARCC, 5.38%, 3/24/00*.............       3,850
                                                  ----------
                                                      67,742
                                                  ----------
Repurchase Agreements (0.6%):
$  9,622    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $10,205 various
              Corporate Bonds, 5.33%-9.88%,
              10/1/99-10/30/45, market value
              $10,155)..........................       9,622
   7,698    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $205 various
              Equity Securities, market value
              $8,125)...........................       7,698

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
$  1,122    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $1,178 various
              Commercial Papers, 0.00%-5.06%,
              9/20/99-10/4/99, market value
              $1,178)...........................  $    1,122
   6,415    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $6,751 various
              Commerical Papers, 0.00%-5.12%,
              7/8/99-8/2/99, market value
              $6,736............................       6,415
                                                  ----------
                                                      24,857
                                                  ----------
  Total Short-Term Securities Held as Collateral     103,376
                                                  ----------
Total (Cost $2,719,875) (a)                       $4,171,231
                                                  ==========

------------

Percentages indicated are based on net assets of $4,126,165.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,784. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................  $1,475,997
Unrealized depreciation......................     (28,425)
                                               ----------
Net unrealized appreciation..................  $1,447,572
                                               ==========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

(d) Serves as collateral for future contracts.

                                                                      CURRENT
                                                          OPENING      MARKET
NUMBER OF                                                POSITIONS     VALUE
CONTRACTS                 CONTRACT TYPE                    (000)       (000)
---------                 -------------                  ---------    --------
   521       Long S&P 500, September 1999 Futures        $173,748     $179,966

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on Schedule of Portfolio Investments is the rate in effect at June 30,1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (98.7%):
Aircraft (0.5%):
     140    Lockheed Martin Corp................  $    5,215
                                                  ----------
Beverages (0.5%):
     180    Coca Cola Enterprises...............       5,355
                                                  ----------
Business Equipment & Services (1.2%):
     111    Browning-Ferris Industries, Inc. ...       4,777
      75    First Data Corp. ...................       3,670
     100    Waste Management, Inc. .............       5,375
                                                  ----------
                                                      13,822
                                                  ----------
Capital Goods (3.2%):
      50    Case Corp. .........................       2,406
      60    Cooper Industries, Inc. ............       3,120
     250    Cypress Semiconductor Corp. (b).....       4,125
      50    Deere & Co. ........................       1,981
      60    Emerson Electric Co. ...............       3,773
     150    Honeywell, Inc. ....................      17,381
     150    Sherwin-Williams Co. ...............       4,163
                                                  ----------
                                                      36,949
                                                  ----------
Consumer Durable (4.0%):
      75    Autozone, Inc. (b)..................       2,259
     156    DaimlerChrysler AG..................      13,853
     175    Delphi Automotive Systems...........       3,243
      75    Eaton Corp. ........................       6,900
     250    General Motors Corp. ...............      16,501
     100    Genuine Parts Co. ..................       3,500
                                                  ----------
                                                      46,256
                                                  ----------
Consumer Goods & Services (4.0%):
     200    CBS Corp. (b).......................       8,688
     146    Comcast Corp. ......................       5,612
     150    Hasbro, Inc. .......................       4,191
     100    Mattel..............................       2,644
      75    Time Warner, Inc. ..................       5,400
     290    Viacom, Inc., Class A (b)...........      12,795
     200    Walt Disney Co. ....................       6,163
                                                  ----------
                                                      45,493
                                                  ----------
Consumer Non-Durable (3.1%):
     100    American Greetings Corp., Class A...       3,013
     115    Archer-Daniels-Midland Co. .........       1,779
      50    Eastman Kodak Co. ..................       3,388
     100    Fortune Brands, Inc. ...............       4,138
     200    Nike, Inc. .........................      12,662
     400    Supervalu, Inc. ....................      10,274
                                                  ----------
                                                      35,254
                                                  ----------
Defense (1.5%):
      45    Litton Industries, Inc. (b).........       3,250
     200    Raytheon Co., Class B...............      14,075
                                                  ----------
                                                      17,325
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Energy (11.8%):
     100    Burlington Resources, Inc. .........  $    4,325
     100    Chevron Corp. (c)...................       9,519
     400    Exxon Corp. ........................      30,849
     170    Halliburton Co. ....................       7,693
     286    Mobil Corp. ........................      28,353
     400    Royal Dutch Petroleum Co. ..........      24,100
     100    Schlumberger Ltd. ..................       6,369
     250    Texaco, Inc. .......................      15,625
     100    Tosco Corp. (c).....................       2,594
     200    USX-Marathon Group..................       6,513
                                                  ----------
                                                     135,940
                                                  ----------
Financial Services (31.3%):
     150    Allstate Corp. .....................       5,381
      45    American Express Co. ...............       5,856
      50    American General Corp. (c)..........       3,769
     250    American International Group........      29,266
     100    Associates First Capital, Class A...       4,431
     526    Bank of America Corp. ..............      38,585
     200    BankBoston Corp. ...................      10,225
     158    Bear Stearns Cos., Inc. (c).........       7,363
     400    Charter One Financial, Inc. ........      11,125
     100    Chase Manhattan Corp. ..............       8,663
     350    Cigna Corp. ........................      31,149
   1,050    Citigroup, Inc. ....................      49,874
     142    Federal Home Loan Mortgage Corp. ...       8,236
     300    Federal National Mortgage
              Association.......................      20,513
     100    Fifth Third Bancorp.................       6,656
     100    First Union Corp. ..................       4,700
      93    Franklin Resources, Inc. ...........       3,782
      21    Goldman Sachs Group, Inc. (b).......       1,535
     200    Hartford Financial Services Group...      11,663
     250    Household International.............      11,844
      50    Huntington Bancshares...............       1,750
     100    KeyCorp. ...........................       3,213
     170    Lincoln National Corp. .............       8,893
     152    MBNA Corp. .........................       4,655
     100    Mercantile Bancorp..................       5,713
     125    Morgan Stanley Dean Witter
              Discover..........................      12,813
     200    PNC Bank Corp. .....................      11,525
     200    Southtrust Corp. ...................       7,675
      60    State Street Corp. .................       5,123
     100    Summit Bancorp......................       4,181
      60    TransAmerica Corp. .................       4,500
     150    U.S. Bancorp........................       5,100
     250    Wells Fargo Co. ....................      10,688
                                                  ----------
                                                     360,445
                                                  ----------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care (1.7%):
     150    Biomet, Inc. .......................  $    5,963
     650    Healthsouth Corp. (b)(c)............       9,708
     200    Tenet Healthcare Corp. (b)..........       3,713
                                                  ----------
                                                      19,384
                                                  ----------
Multi Industry (1.3%):
     100    Allied Signal, Inc. ................       6,300
      30    Loews Corp. ........................       2,374
      75    Minnesota Mining & Manufacturing
              Co. ..............................       6,520
                                                  ----------
                                                      15,194
                                                  ----------
Pharmaceuticals (0.4%):
     100    Elan Corporation PLC (b)(c).........       2,775
      35    Pharmacia & Upjohn, Inc. ...........       1,988
                                                  ----------
                                                       4,763
                                                  ----------
Raw Materials (4.1%):
     100    Air Products & Chemical, Inc. ......       4,025
      50    B. F. Goodrich Co. (c)..............       2,125
     300    Du Pont (EI) De Nemours & Co. ......      20,494
     102    Lyondell Chemical Co. ..............       2,097
     150    Monsanto Co. .......................       5,916
     150    Nalco Chemical Co. .................       7,781
     100    Praxair, Inc. ......................       4,894
                                                  ----------
                                                      47,332
                                                  ----------
Retail (2.8%):
      79    Albertsons, Inc. ...................       4,061
     158    CVS Corp. ..........................       8,019
      50    Lowe's Co. .........................       2,834
     190    McDonald's Corp. ...................       7,849
     200    Sears Roebuck & Co. ................       8,912
                                                  ----------
                                                      31,675
                                                  ----------
Shelter (2.2%):
     150    International Paper Co. ............       7,575
     300    Masco Corp. (c).....................       8,663
     127    Weyerhaeuser Co. ...................       8,731
                                                  ----------
                                                      24,969
                                                  ----------
Technology (6.6%):
     200    Compaq Computer Corp. ..............       4,738
     250    International Business Machines.....      32,312
     150    LSI Logic Corp. (b).................       6,919
      75    Micron Technology, Inc. (b).........       3,023
     100    Motorola, Inc. .....................       9,475
      84    Texas Instruments, Inc. ............      12,180
     100    United Technologies Corp. ..........       7,169
                                                  ----------
                                                      75,816
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Tobacco (3.0%):
     447    Nabisco Group Holdings..............  $    8,752
     525    Philip Morris Cos., Inc. ...........      21,098
     149    R.J. Reynolds Tobacco (b)...........       4,698
                                                  ----------
                                                      34,548
                                                  ----------
Transportation (0.2%):
      90    Burlington Northern Santa Fe
              Corp. ............................       2,790
                                                  ----------
Utilities (15.3%):
     163    Allegheny Energy, Inc. .............       5,226
     100    Ameritech Corp. ....................       7,350
     300    AT&T Corp. (c)......................      16,744
     200    BellSouth Corp. ....................       9,375
     100    Centurytel, Inc. ...................       3,975
     150    Cinergy Corp. ......................       4,800
     100    CMS Energy Corp. ...................       4,188
     250    Constellation Energy Group..........       7,406
     250    Edison International................       6,688
     201    El Paso Energy Corp. ...............       7,086
     100    Entergy Corp. ......................       3,125
     150    General Public Utilities Corp. .....       6,328
     200    MCI Worldcom, Inc. (b)..............      17,249
     115    New Century Energies, Inc. .........       4,475
     100    Peco Energy Corp. ..................       4,206
      72    Pinnacle West Capital...............       2,898
     200    Public Service Enterprises, Inc. ...       8,175
      50    Qwest Communications International
              (b)...............................       1,653
     224    SBC Communications, Inc. ...........      12,992
      87    Southern Co. .......................       2,306
     300    Sprint Corp. .......................      15,844
      75    Sprint Corp. PCS (b)................       4,284
     200    Texas Utilities Corp. ..............       8,250
     266    Williams Co., Inc. (c)..............      11,341
                                                  ----------
                                                     175,964
                                                  ----------
  Total Common Stocks                              1,134,489
                                                  ----------
INVESTMENT COMPANIES (3.0%):
  34,637    One Group Prime Money Market Fund,
              Class I...........................      34,637
                                                  ----------
  Total Investment Companies                          34,637
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (2.4%):
Master Notes (0.2%):
 $   941    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................         941
     471    Merrill Lynch, 6.20%, 7/1/99*.......         471

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Master Notes, continued:
 $   282    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................  $      282
     942    Willamette Industries, Inc., 5.07%,
              9/14/99*..........................         942
                                                  ----------
                                                       2,636
                                                  ----------
Put Bonds (1.7%):
   1,254    Amex Centurion, 5.11%, 2/18/00*.....       1,254
     628    Branch Banking & Trust, 5.14%,
              12/10/99*.........................         628
     408    Branch Banking & Trust, 5.14%,
              5/25/00*..........................         408
     940    Caterpillar Financial, 5.20%,
              5/1/01*...........................         940
     785    Chase Manhattan, 5.26%, 5/6/02*.....         785
     722    Evangelical Lutheran, 5.30%,
              4/28/00*..........................         721
     785    Fleet National Bank, 5.07%,
              4/18/00*..........................         785
     785    GMAC, 5.22%, 5/3/01*................         785
   7,287    Goldman Sachs, 5.28%, 11/21/00......       7,287
     314    J.P. Morgan & Co., 5.10%, 5/4/00*...         314
     785    J.P. Morgan & Co., 5.16%, 5/4/01*...         785
     785    Lehman Brothers, 5.20%, 7/20/00*....         785
     314    Liberty Lighthouse, 5.15%,
              5/5/00*...........................         314
     785    Merrill Lynch, 5.31%, 5/6/02*.......         785
     361    Salomon Smith Barney, 5.44%,
              2/5/01*...........................         361
     785    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................         785
     940    SPARCC, 5.38%, 3/24/00*.............         940
                                                  ----------
                                                      18,662
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements (0.5%):
 $ 2,354    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $2,496 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $2,484)...........................  $    2,354
     274    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $288 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $288).............................         274
   1,883    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $50 various
              Equity Securities, market value
              $1,987)...........................       1,883
   1,569    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $1,651 various
              Commerical Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $1,648)...........................       1,569
                                                  ----------
                                                       6,080
                                                  ----------
  Total Short-Term Securities Held as Collateral      27,378
                                                  ----------
Total (Cost $928,958) (a)                         $1,196,504
                                                  ==========

------------

Percentages indicated are based on net assets of $1,149,146.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,656. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................    $279,734
Unrealized depreciation......................     (15,844)
                                                 --------
Net unrealized appreciation..................    $263,890
                                                 ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1999.
 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (94.2%):
Auto Parts (0.2%):
     115    Bandag, Inc. .......................  $    3,234
                                                  ----------
Beverages & Tobacco (2.6%):
     350    Coca-Cola Co. ......................      21,875
     100    Diageo Plc Sponsored ADR (b)........       4,300
     300    PepsiCo, Inc. ......................      11,606
                                                  ----------
                                                      37,781
                                                  ----------
Business Equipment & Services (1.0%):
     146    Automatic Data Processing, Inc. ....       6,424
     225    Dun & Bradstreet....................       7,973
                                                  ----------
                                                      14,397
                                                  ----------
Capital Goods (8.0%):
     185    Browning-Ferris Industries, Inc. ...       7,955
     200    Cooper Industries, Inc. ............      10,400
     215    Emerson Electric Co. ...............      13,518
     560    General Electric Co. ...............      63,279
      60    Honeywell, Inc. (b).................       6,953
     130    Johnson Controls, Inc. .............       9,011
     200    Sherwin-Williams Co. ...............       5,550
                                                  ----------
                                                     116,666
                                                  ----------
Consumer Durable (1.0%):
     250    Ford Motor Co. .....................      14,109
                                                  ----------
Consumer Goods & Services (2.5%):
      70    General Mills, Inc. ................       5,626
     210    Kimberly Clark Corp. ...............      11,970
     314    Masco Corp. ........................       9,062
      75    Mattel..............................       1,983
     281    Sonoco Products Co. ................       8,412
                                                  ----------
                                                      37,053
                                                  ----------
Consumer Non-Durable (8.2%):
     200    Campbell Soup Co. ..................       8,975
      55    Clorox Co. .........................       5,875
     400    ConAgra, Inc. ......................      10,650
     100    Eastman Kodak Co. ..................       6,775
     150    Enesco Group, Inc. .................       3,469
     125    H.J. Heinz Co. .....................       6,266
      90    International Flavors & Fragrances,
              Inc. (b)..........................       3,994
     180    McCormick & Co., Inc. ..............       5,681
     190    National Presto Industries, Inc. ...       7,268
     500    Philip Morris Co., Inc. ............      20,093
     215    Proctor & Gamble Co. ...............      19,188
     175    Quaker Oats Co. ....................      11,616
      88    Russ Berrie & Co., Inc. ............       2,166
     300    Sara Lee Corp. .....................       6,806
                                                  ----------
                                                     118,822
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services (0.7%):
     200    McGraw-Hill Co., Inc. ..............  $   10,788
                                                  ----------
Energy (9.5%):
     125    Atlantic Richfield Co. .............      10,445
     200    BP Amoco ADR (b)....................      21,700
      60    El Paso Energy Corp. ...............       2,111
     370    Exxon Corp. ........................      28,536
     165    Halliburton Co. ....................       7,466
     299    Mobil Corp. ........................      29,562
     350    Royal Dutch Petroleum Co. ..........      21,088
     325    Southwest Gas Corp. ................       9,303
     135    Texaco, Inc. .......................       8,406
                                                  ----------
                                                     138,617
                                                  ----------
Financial Services (17.8%):
     200    Allstate Corp. .....................       7,175
     150    American Express Co. ...............      19,519
     100    Associates First Capital, Class A...       4,431
     377    Bank of America Corp. ..............      27,608
     140    Chase Manhattan Corp. ..............      12,128
     638    Citigroup, Inc. ....................      30,281
     440    Fannie Mae..........................      30,085
     250    First Tennessee National Corp.
              (b)...............................       9,578
     200    First Union Corp. ..................       9,400
       6    Franchise Finance Corp. of
              America...........................         139
      70    J.P. Morgan & Co., Inc. ............       9,835
     230    Lincoln National Corp. .............      12,032
     185    National City Corp. ................      12,118
     720    Pacific Century Financial Corp. ....      15,525
     180    Reliastar Financial Corp. ..........       7,875
     180    SouthTrust Corp. ...................       6,908
     120    TransAmerica Corp. .................       9,000
     375    U.S. Bancorp........................      12,750
     475    Wells Fargo Co. ....................      20,306
                                                  ----------
                                                     256,693
                                                  ----------
Health Care (12.3%):
     285    Abbott Labs.........................      12,968
     425    American Home Products Co. .........      24,438
     245    Baxter International, Inc. .........      14,853
     390    Bristol-Myers Squibb Co. ...........      27,470
     205    Johnson & Johnson...................      20,090
     370    Merck & Co., Inc. ..................      27,379
     170    Pfizer, Inc. .......................      18,658
     315    Schering Plough Corp. ..............      16,695
     240    Warner Lambert Co. .................      16,650
                                                  ----------
                                                     179,201
                                                  ----------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Industrial Goods & Services (0.9%):
     200    Air Products & Chemical, Inc. ......  $    8,050
     105    NCH Corp. ..........................       5,198
                                                  ----------
                                                      13,248
                                                  ----------
Insurance (1.9%):
      77    American National Insurance Co. ....       5,501
     195    Financial Security Assurance
              Hldgs.............................      10,140
     275    Safeco Corp. (b)....................      12,134
                                                  ----------
                                                      27,775
                                                  ----------
Medical Equipment & Supplies (0.3%):
     125    Becton, Dickinson & Co. ............       3,750
                                                  ----------
Multi-Industry (0.4%):
      70    Minnesota Mining & Manufacturing
              Co. ..............................       6,086
                                                  ----------
Raw Materials (2.1%):
     100    Dow Chemical Co. ...................      12,688
     260    Du Pont (EI) de Nemours & Co. ......      17,761
                                                  ----------
                                                      30,449
                                                  ----------
Real Estate Investment Trust (3.1%):
     209    Amli Residential Properties Trust...       4,666
      90    Archstone Communities Trust.........       1,981
      48    Avalon Bay Communities, Inc. .......       1,783
      46    Boston Properties, Inc. (b).........       1,639
      51    Camden Property Trust...............       1,418
      45    Carramerica Realty Corp. ...........       1,130
      63    CBL & Associates Properties.........       1,659
      40    Chelsea GCA Realty, Inc. (b)........       1,485
      50    Colonial Properties Trust...........       1,404
      51    Developers Diversified Realty
              Corp. ............................         848
      49    Duke Realty Investments, Inc. ......       1,099
     101    Equity Office Properties Trust
              (b)...............................       2,583
      43    Equity Residential Properties
              Trust.............................       1,939
      40    Highwoods Properties................       1,100
       5    Kimco Realty........................         180
      74    Liberty Property Trust..............       1,848
      35    Macerich Co. .......................         916
      65    Mack Cali Realty Corp. .............       2,008
      62    Mills Corp. ........................       1,353
      75    Prentiss Properties Trust...........       1,763
      57    Public Storage, Inc. ...............       1,590
      29    Shurgard Storage Centers............         781
      33    Simon Property Group,Inc. ..........         832
      49    Spieker Properties, Inc. ...........       1,905
      76    Starwood Hotels & Resorts
              Worldwide.........................       2,323
      77    Summit Properties, Inc. ............       1,517
      84    Taubman Centers, Inc. ..............       1,106
      55    Vornado Realty Trust................       1,925

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Real Estate Investment Trust, continued:
      32    Weeks Corp. ........................  $      985
                                                  ----------
                                                      45,766
                                                  ----------
Retail (2.7%):
     230    Albertsons, Inc. (b)................      11,860
     125    Fortune Brands, Inc. ...............       5,172
     233    May Department Stores Co. ..........       9,503
     180    Wal-Mart Stores, Inc. ..............       8,685
     160    Walgreen Co. .......................       4,700
                                                  ----------
                                                      39,920
                                                  ----------
Technology (6.8%):
     100    Boeing Co. .........................       4,419
     150    Hewlett Packard Co. ................      15,075
     300    International Business Machines.....      38,774
     450    Lockheed Martin Corp. ..............      16,762
     120    United Technologies Corp. ..........       8,603
     250    Xerox Corp. ........................      14,766
                                                  ----------
                                                      98,399
                                                  ----------
Transportation (1.2%):
     200    Canadian National Railway Co. (b)...      13,400
     115    Norfolk Southern Corp. .............       3,464
                                                  ----------
                                                      16,864
                                                  ----------
Utilities (11.0%):
     100    Ameritech Corp. ....................       7,350
     465    AT&T Corp. .........................      25,953
     115    Bell Atlantic.......................       7,518
     370    BellSouth Corp. ....................      17,344
     200    Central & South West Corp. .........       4,675
     160    Entergy Corp. ......................       5,000
     300    GTE Corp. ..........................      22,706
     220    L G & E Energy Corp. ...............       4,628
     145    New Century Energies, Inc. .........       5,628
     215    Northern States Power Co. ..........       5,200
     500    SBC Communications, Inc. ...........      29,000
     300    Sierra Pacific Resources............      10,913
     260    Sprint Corp. .......................      13,731
                                                  ----------
                                                     159,646
                                                  ----------
  Total Common Stocks                              1,369,264
                                                  ----------
CONVERTIBLE BONDS (2.3%):
Health Care (0.5%):
 $ 5,000    Alza Corp., 5.00%, 5/1/06...........       6,856
                                                  ----------
Industrial Goods & Services (0.4%):
   5,500    Athena Neuroscience, 4.75%, 11/15/04
              (b)...............................       5,803
                                                  ----------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
CONVERTIBLE BONDS, CONTINUED:
Shelter (0.6%):
 $ 9,500    Hilton Hotels Corp., 5.00%,
              5/15/06...........................  $    8,669
                                                  ----------
Utilities (0.8%):
     125    El Paso Energy Corp., 4.75%,
              3/31/28...........................       6,187
   5,000    Waste Management, 2.00%,
              1/24/05...........................       5,481
                                                  ----------
                                                      11,668
                                                  ----------
  Total Convertible Bonds                             32,996
                                                  ----------
PREFERRED STOCKS (2.7%):
Capital Goods (0.6%):
     310    Ingersoll-Rand Co. .................       9,300
                                                  ----------
Consumer Goods & Services (0.8%):
     550    Mattel, Inc. .......................       5,500
     130    Ralston Purina......................       6,045
                                                  ----------
                                                      11,545
                                                  ----------
Financial Services (0.9%):
     145    Newell Financial Trust..............       8,029
      85    St. Paul Capital....................       4,994
                                                  ----------
                                                      13,023
                                                  ----------
Gas & Electric Utility (0.4%):
     331    Avista Corp. (b)....................       5,632
                                                  ----------
  Total Preferred Stocks                              39,500
                                                  ----------
INVESTMENT COMPANIES (0.4%):
   5,843    One Group Prime Money Market Fund,
              Class I...........................       5,843
                                                  ----------
  Total Investment Companies                           5,843
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (3.8%):
Master Notes (0.4%):
 $ 1,938    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       1,938
     969    Merrill Lynch, 6.20%, 7/1/99*.......         969
     581    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................         581
   1,939    Willamette Industries, Inc., 5.07%,
              9/14/99*..........................       1,939
                                                  ----------
                                                       5,427
                                                  ----------
Put Bonds (2.5%):
   2,585    Amex Centurion, 5.11%, 2/18/00*.....       2,585
   1,292    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       1,292
     840    Branch Banking & Trust, 5.14%,
              5/25/00*..........................         839

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $ 1,938    Caterpillar Financial, 5.20%,
              5/1/01*...........................   $   1,938
   1,615    Chase Manhattan, 5.26%, 5/6/02*.....       1,615
   1,486    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       1,483
   1,615    Fleet National Bank, 5.07%,
              4/18/00*..........................       1,615
   1,615    GMAC, 5.22%, 5/3/01*................       1,615
  13,600    Greenwich Capital Markets, 5.41%,
              7/9/01*...........................      13,600
     646    J.P. Morgan & Co., 5.10%, 5/4/00*...         646
   1,615    J.P. Morgan & Co., 5.16%, 5/4/01*...       1,615
   1,615    Lehman Brothers, 5.20%, 7/20/00*....       1,615
     646    Liberty Lighthouse, 5.15%,
              5/5/00*...........................         646
   1,615    Merrill Lynch, 5.31%, 5/6/02*.......       1,615
     743    Salomon Smith Barney, 5.44%,
              2/5/01*...........................         743
   1,615    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       1,615
   1,938    SPARCC, 5.38%, 3/24/00*.............       1,938
                                                  ----------
                                                      37,015
                                                  ----------
Repurchase Agreements (0.9%):
   4,846    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $5,139 various
              Corporate Bonds, 5.33%-9.88%,
              10/1/99 - 10/30/99, market value
              $5,114)...........................       4,846
   3,876    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $103 various
              Equity Securities, market value
              $4,092)...........................       3,876
     565    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $593 various
              Commercial Papers, 0.00%-5.06%,
              9/20/99 - 10/4/99, market value
              $593).............................         565
   3,230    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $3,400 various
              Commerical Papers, 0.00%-5.12%,
              7/8/99 - 8/2/99, market value
              $3,392)...........................       3,230
                                                  ----------
                                                      12,517
                                                  ----------
  Total Short-Term Securities Held as Collateral      54,959
                                                  ----------
Total (Cost $911,774) (a)                         $1,502,562
                                                  ==========

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $1,453,275.
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $611,516
                   Unrealized depreciation......................   (20,728)
                                                                  --------
                   Net unrealized appreciation..................  $590,788
                                                                  ========

(b) A portion of this security was loaned as of June 30, 1999.

ADR      American Depository Receipt

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMERCIAL PAPER (1.1%):
Financial Services (1.1%):
 $27,000    GE Capital Corp., 5.04%, 9/15/99....  $   26,995
                                                  ----------
  Total Commercial Paper                              26,995
                                                  ----------
COMMON STOCKS (98.6%):
Business Equipment & Services (2.0%):
     465    Automatic Data Processing, Inc. ....      20,464
     296    Electronic Data Systems Corp. ......      16,737
     218    Waste Management, Inc. .............      11,723
                                                  ----------
                                                      48,924
                                                  ----------
Capital Goods (6.2%):
     740    General Electric Co. ...............      83,619
     192    Johnson Controls, Inc. .............      13,308
     217    Lancaster Colony Corp. .............       7,473
     277    Mark IV Industries, Inc. ...........       5,852
     368    Tyco International Ltd. (c).........      34,906
     223    York International Corp. ...........       9,556
                                                  ----------
                                                     154,714
                                                  ----------
Consumer Durable (1.5%):
      93    Delphi Automotive Systems Corp. ....       1,729
     238    Ford Motor Co. .....................      13,432
     133    General Motors Corp. ...............       8,798
      70    Lear Corp. (b)......................       3,468
     117    SPX Corp. (b).......................       9,778
                                                  ----------
                                                      37,205
                                                  ----------
Consumer Non-Durable (7.9%):
     248    Anheuser Busch Co., Inc. ...........      17,607
     224    Bestfoods...........................      11,098
     298    Coca Cola Enterprises (c)...........       8,854
     131    Coca-Cola Co. ......................       8,200
     539    ConAgra, Inc. ......................      14,362
      85    General Mills, Inc. ................       6,848
     314    McDonald's Corp. ...................      12,972
     303    Newell Rubbermaid, Inc. (c).........      14,076
     458    PepsiCo, Inc. ......................      17,699
     850    Philip Morris Co., Inc. ............      34,142
     123    Procter & Gamble Co. ...............      10,978
     190    Quaker Oats Co. ....................      12,631
      82    Revlon, Inc., Class A (b)(c)........       2,471
     476    Sara Lee Corp. .....................      10,795
     129    U.S. Foodservices (b)...............       5,499
     115    Whirlpool Corp. ....................       8,495
                                                  ----------
                                                     196,727
                                                  ----------
Consumer Services (5.3%):
     245    Boeing Co. .........................      10,808
     242    Gannett Co., Inc. ..................      17,294
     164    Hilton Hotels Corp. (c).............       2,328

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     396    Mattel, Inc. (c)....................  $   10,464
     183    MGM Grand, Inc. (b)(c)..............       8,982
     459    New York Times Co. .................      16,882
     216    Promus Hotel Corp. (b)..............       6,693
     394    Time Warner, Inc. (c)...............      28,354
     355    Viacom, Inc., Class B (b)...........      15,602
     464    Walt Disney Co. ....................      14,297
                                                  ----------
                                                     131,704
                                                  ----------
Energy (5.4%):
     175    BP Amoco PLC. (c)...................      18,951
     255    Exxon Corp. ........................      19,675
     468    Mobil Corp. ........................      46,371
     348    Schlumberger Ltd. ..................      22,163
     224    Texaco, Inc. .......................      14,000
     279    Tosco Corp. (c).....................       7,244
     243    Transocean Offshore, Inc. ..........       6,374
                                                  ----------
                                                     134,778
                                                  ----------
Financial Services (16.4%):
     312    Allstate Corp. .....................      11,193
     110    American Express Co. ...............      14,327
     364    American International Group,
              Inc. .............................      42,571
     268    Associates First Capital, Class A...      11,876
     538    Bank of America Corp. ..............      39,435
     269    Charter One Financial, Inc. ........       7,484
     228    Chase Manhattan Corp. ..............      19,733
     246    Chubb Corp. ........................      17,083
     178    Cigna Corp. ........................      15,806
   1,081    Citigroup, Inc. ....................      51,339
       2    Fannie Mae..........................         137
     181    First Tennessee National Corp. .....       6,927
     537    Freddie Mac.........................      31,146
     233    Hartford Financial Services Group...      13,558
     266    Morgan Stanley Dean Witter
              Discover..........................      27,214
     276    National City Corp. ................      18,098
     267    Pacific Century Financial Corp. ....       5,746
     242    PNC Bank Corp. .....................      13,916
     143    Reliastar Financial Corp. ..........       6,248
     267    SouthTrust Corp. ...................      10,237
     138    Summit Bancorp......................       5,778
     925    Wells Fargo Co. ....................      39,522
                                                  ----------
                                                     409,374
                                                  ----------
Health Care (10.4%):
     494    Abbott Laboratories.................      22,477
     528    American Home Products Corp. .......      30,331
     314    Becton, Dickinson & Co. ............       9,408
     176    Biomet, Inc. .......................       6,984

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     195    Boston Scientific Corp. (b).........  $    8,581
     646    Bristol-Myers Squibb Co. ...........      45,474
      62    Cardinal Health, Inc. ..............       3,963
      55    Elan Corp. PLC (b)(c)...............       1,532
     152    IMS Health, Inc. ...................       4,744
     124    Johnson & Johnson...................      12,152
     128    McKesson HBOC, Inc. (c).............       4,096
     193    Medtronic, Inc. ....................      14,999
     336    Merck & Co., Inc. ..................      24,857
     186    Pfizer, Inc. .......................      20,446
     476    Schering Plough Corp. ..............      25,233
     242    Warner-Lambert Co. .................      16,761
     209    Watson Pharmaceutical, Inc. (b).....       7,321
                                                  ----------
                                                     259,359
                                                  ----------
Industrial Goods & Services (2.0%):
     204    Cabot Corp. ........................       4,944
     276    Cytec Industries, Inc. (b)..........       8,788
     135    Eaton Corp. ........................      12,402
     146    Raytheon Co., Class B...............      10,282
     165    RPM, Inc. ..........................       2,338
     296    Sigma-Aldrich Corp. (c).............      10,183
                                                  ----------
                                                      48,937
                                                  ----------
Raw Materials (2.8%):
     140    Cordant Technologies, Inc. .........       6,313
     269    Crompton & Knowles Corp. ...........       5,254
     327    Du Pont (EI) de Nemours & Co. ......      22,345
     304    Ferro Corp. ........................       8,356
     168    Georgia-Pacific Corp. ..............       7,950
     292    Lyondell Chemical Co. ..............       6,023
     270    Monsanto Co. .......................      10,652
      49    Rohm & Haas Co.,....................       2,093
                                                  ----------
                                                      68,986
                                                  ----------
Retail (6.3%):
     242    Abercrombie & Fitch (b).............      11,635
     345    CVS Corp. ..........................      17,504
     358    Jones Apparel Group, Inc. (b).......      12,294
     225    Kohl's Corp. (b)....................      17,383
     307    Nike, Inc. .........................      19,412
     369    Office Depot, Inc. (b)..............       8,134
     252    Saks, Inc. (b)......................       7,277
     380    The Warnaco Group, Inc. ............      10,154
     931    Wal-Mart Stores, Inc. ..............      44,916
     259    Williams Sonoma, Inc. (b)...........       9,030
                                                  ----------
                                                     157,739
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Shelter (1.2%):
     158    Leggett & Platt, Inc. ..............  $    4,383
     502    Masco Corp. ........................      14,481
     234    Pentair, Inc. ......................      10,683
                                                  ----------
                                                      29,547
                                                  ----------
Technology (19.2%):
     231    America Online (b)..................      25,514
     107    Applied Materials, Inc. (b).........       7,882
     196    BMC Software, Inc. (b)..............      10,557
     779    Cisco Systems, Inc. (b).............      50,122
     409    Compaq Computer Corp. ..............       9,688
     633    Dell Computer Corp. (b).............      23,428
     460    EMC Corp. (b)(c)....................      25,295
     329    Hewlett Packard Co. ................      33,024
     951    Intel Corp. ........................      56,596
     522    International Business Machines.....      67,507
     390    Lucent Technologies, Inc. (c).......      26,274
     226    Maxim Integrated Products, Inc.
              (b)...............................      15,029
   1,121    Microsoft Corp. (b).................     101,119
     177    SCI Systems, Inc. (b)...............       8,422
      82    Solectron Corp. (b)(c)..............       5,495
     185    Tech Data Corp. (b).................       7,065
     144    Xilinx, Inc. (b)....................       8,255
                                                  ----------
                                                     481,272
                                                  ----------
Utilities (12.0%):
     311    AT&T Corp. .........................      17,376
     439    Bell Atlantic.......................      28,693
     403    CenturyTel, Inc. ...................      16,019
     244    CMS Energy Corp. ...................      10,226
     224    El Paso Energy Corp. ...............       7,871
     308    Energy East Corp. ..................       8,008
     294    Enron Corp. ........................      24,018
     271    Florida Power & Light, Inc. ........      14,787
     135    General Public Utilities Corp. .....       5,700
     554    MCI Worldcom, Inc. (b)..............      47,783
     167    Peco Energy Corp. ..................       7,029
     417    Pinnacle West Capital Corp. ........      16,768
     224    Qwest Communications International
              (b)(c)............................       7,422
     841    SBC Communications, Inc. ...........      48,760
     442    Sprint Corp. .......................      23,327
     380    Williams Co. (c)....................      16,178
                                                  ----------
                                                     299,965
                                                  ----------
  Total Common Stocks                              2,459,231
                                                  ----------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $ 1,700    9/23/99 (d).........................  $    1,682
                                                  ----------
  Total U.S. Treasury Obligations                      1,682
                                                  ----------
INVESTMENT COMPANIES (0.1%):
   2,019    One Group Prime Money Market Fund,
              Class I...........................       2,019
                                                  ----------
  Total Investment Companies                           2,019
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (3.3%):
Master Notes (0.4%):
 $ 3,734    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       3,734
   1,867    Merrill Lynch, 6.20%, 7/1/99*.......       1,867
   1,120    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................       1,120
   3,734    Willamette Industries, Inc., 5.07%,
              9/14/99*..........................       3,734
                                                  ----------
                                                      10,455
                                                  ----------
Put Bonds (1.9%):
   4,979    Amex Centurion, 5.11%, 2/18/00*.....       4,979
   2,489    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       2,489
   1,618    Branch Banking & Trust, 5.14%,
              5/25/00*..........................       1,617
   3,734    Caterpillar Financial, 5.20%,
              5/1/01*...........................       3,734
   3,111    Chase Manhattan, 5.26%, 5/6/02*.....       3,111
   2,862    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       2,858
   3,111    Fleet National Bank, 5.07%,
              4/18/00*..........................       3,111
   3,111    GMAC, 5.22%, 5/3/01*................       3,111
   1,726    Goldman Sachs, 5.28%, 11/21/00*.....       1,726
   1,245    J.P. Morgan & Co., 5.10%, 5/4/00*...       1,245
   3,111    J.P. Morgan & Co., 5.16%, 5/4/01*...       3,111

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $ 3,111    Lehman Brothers, 5.20%, 7/20/00*....  $    3,111
   1,245    Liberty Lighthouse, 5.15%,
              5/5/00*...........................       1,245
   3,111    Merrill Lynch, 5.31%, 5/6/02*.......       3,111
   1,431    Salomon Smith Barney, 5.44%,
              2/5/01*...........................       1,431
   3,111    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       3,111
   3,735    SPARCC, 5.38%, 3/24/00*.............       3,735
                                                  ----------
                                                      46,836
                                                  ----------
Repurchase Agreements (1.0%):
   9,334    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $9,899 various
              Corporate Bond, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $9,851)...........................       9,334
   7,467    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $199 various
              Equity Securities, market value
              $7,882)...........................       7,467
   1,088    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $1,143 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $1,143)...........................       1,088
   6,223    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $6,549 various
              Commercial Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $6,534)...........................       6,223
                                                  ----------
                                                      24,112
                                                  ----------
  Total Short-Term Securities Held as Collateral      81,403
                                                  ----------
Total (Cost $1,957,473) (a)                       $2,571,330
                                                  ==========

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $2,490,738.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses reorganized for financial reporting purposes in excess of federal income tax reporting of approximately $241. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................  $641,492
Unrealized depreciation......................   (27,876)
                                               --------
Net unrealized appreciation..................  $613,616
                                               ========

(b)  Non-income producing securities.

(c)  A portion of this security was loaned as of June 30, 1999.

(d)  Serves as collateral for futures contracts.

  * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

                                                                       CURRENT
                                                           OPENING     MARKET
NUMBER OF                                                 POSITIONS     VALUE
CONTRACTS                  CONTRACT TYPE                    (000)       (000)
---------                  -------------                  ---------    -------
   84        Long S&P 500, September 1999 Futures          $27,723     $29,016

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 ASSET BACKED SECURITIES (6.1%):
Financial Services (6.1%):
 $ 1,000    Advanta Automobile Receivables Trust,
              Series 1998-1, Class A2, 6.09%,
              12/15/03...........................  $    996
   2,035    Advanta Equipment Receivables,
              Series 1998-1, Class A4, 5.98%,
              12/15/06...........................     2,028
     685    Advanta Equipment Receivables,
              Series 1998-1, Class A2, 5.82%,
              12/15/06...........................       681
     909    Advanta Mortgage Loan Trust,
              Series 1997-2, Class A2, 7.05%,
              5/25/21............................       914
     400    Americredit Automobile Receivables
              Trust, Series 1997-C, Class A3,
              6.30%, 7/5/03......................       403
     700    Arcadia Automobile Receivables Trust,
              Series 1997-C, Class A5, 6.55%,
              6/15/05............................       706
   2,000    BankBoston RV Asset Backed Trust,
              Series 1997-1, Class A6, 6.44%,
              1/15/07............................     2,005
     900    Barnett Auto Trust, Series 1997-A,
              Class A5, 6.26%, 2/15/03...........       903
     411    Capita Equipment Receivables Trust,
              Series 1996-1, Class A4, 6.28%,
              6/15/00............................       412
   1,500    Capita Equipment Receivables Trust,
              Series 1997-1, Class A4, 6.19%,
              2/15/02............................     1,507
     610    Case Equipment Loan Trust,
              Series 1998-B, Class A3, 5.81%,
              5/15/03............................       610
     234    Case Equipment Loan Trust,
              Series 1996-B, Class A3, 6.65%,
              9/15/03............................       235
   2,000    Chemical Master Credit Card Trust,
              Series 1995-2, Class A, 6.23%,
              6/15/03............................     2,012
     432    Copelco Capital Funding Corp.,
              Series 1996-A, Class A, 6.34%,
              7/20/04............................       433
     400    Dayton Hudson Credit Card Master
              Trust, Series 1997-1, Class A,
              6.25%, 8/25/05.....................       399
     200    EQCC Home Equity Loan Trust,
              Series 1998-1, Class A3F, 6.23%,
              12/15/12...........................       200

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
Financial Services, continued:
 $   267    EQCC Home Equity Loan Trust,
              Series 1997-2, Class A7, 6.89%,
              2/15/20............................  $    270
     750    EQCC Home Equity Loan Trust,
              Series 1998-2, Class A4F, 6.33%,
              1/15/22............................       744
     670    EQCC Home Equity Loan Trust,
              Series 1998-2, Class A6F, 6.16%,
              4/15/08............................       658
   1,107    Fleetwood Credit Corp Grantor Trust,
              Series 1997-B, Class A, 6.40%,
              5/15/13............................     1,112
     242    Green Tree Financial Corp.,
              Series 1994-1, Class A3, 6.90%,
              4/15/19............................       243
     471    Green Tree Financial Corp.,
              Series 1997-1, Class A3, 6.23%,
              3/15/28............................       472
     432    Green Tree Financial Corp.,
              Series 1996-3, Class A3, 6.70%,
              5/15/27............................       434
     742    Green Tree Financial Corp.,
              Series 1996-7, Class A4, 6.80%,
              10/15/27...........................       748
   1,000    Green Tree Home Improvement Loan
              Trust, Series 1996-C, Class HEA3,
              7.55%, 6/15/26.....................     1,011
     125    Green Tree Recreational, Equipment
              and Consulting, Series 1998-C,
              Class A3, 5.92%, 2/15/09...........       125
     200    Green Tree Recreational, Equipment
              and Consulting, Series 1998-B,
              Class A5, 6.10%, 12/15/13..........       199
     507    Green Tree Recreational, Equipment
              and Consulting, 5.55%, 2/15/18.....       502
     350    Household Affinity Credit Card Master
              Trust, Series 1993-2, Class A,
              5.60%, 5/15/02.....................       350
     200    Key Auto Finance Trust, Series 97-2,
              Class A5, 6.25%, 10/15/03..........       201
     425    MBNA Master Credit Card Trust,
              Series 1995-F, Class A, 6.60%,
              1/15/03............................       430
     335    MBNA Master Credit Card Trust,
              Series 1995-D, Class A, 6.05%,
              11/15/02...........................       337
     512    Olympic Automobile Receivables Trust,
              Series 1996-D, Class A4, 6.05%,
              8/15/02............................       514

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
Financial Services, continued:
 $   797    Olympic Automobile Receivables Trust,
              Series 1996-B, Class A4, 6.70%,
              3/15/02............................  $    802
   2,000    Onyx Acceptance Grantor Trust,
              Series 1998-A, Class CTFS, 5.99%,
              1/15/05............................     1,982
   1,000    Premier Auto Trust, Series 1996-4,
              Class A4, 6.45%, 10/6/01...........     1,005
     133    Premier Auto Trust, Series 1997-2,
              Class A3, 6.15%, 9/6/00............       133
   2,500    SLM Student Loan Trust, Series
              1999-1, Class A1T, 5.76%,
              4/25/08............................     2,499
     198    The Money Store Auto Grantor Trust,
              Series 1996-2, Class A3, 6.25%,
              6/20/03............................       199
     595    The Money Store Home Equity Trust,
              Series 1997-C, Class AF5, 6.54%,
              6/15/21............................       598
     474    The Money Store Home Equity Trust,
              Series 1996-B, Class A8, 7.91%,
              5/15/24............................       484
     400    The Money Store Home Equity Trust,
              Series 1996-A, Class A8, 7.66%,
              8/15/26............................       405
       5    The Money Store Home Equity Trust,
              Series 1993-C, 5.18%, 7/15/06......         5
   2,000    Union Acceptance Corp., Series
              1998-B, Class A5, 6.02%, 1/9/06....     1,988
     505    World Omni Automobile Lease
              Securitization Trust, Series
              1996-A, Class A2, 6.55%, 6/25/02...       506
                                                   --------
  Total Asset Backed Securities                      33,400
                                                   --------
COMMERCIAL PAPER (4.4%):
Financial Services (4.4%):
  24,000    GE Capital Corp., 5.04%, 9/15/99.....    23,996
                                                   --------
  Total Commercial Paper                             23,996
                                                   --------
COMMON STOCKS (51.9%):
Business Equipment & Service (0.3%):
      30    Waste Management, Inc. ..............     1,596
                                                   --------
Capital Goods (2.8%):
      88    General Electric Co. ................     9,933
      33    Mark IV Industries, Inc. ............       691
      16    Southdown, Inc. .....................     1,002
      22    Trinity Industries...................       750
      33    Tyco International, Ltd. ............     3,155
                                                   --------
                                                     15,531
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Durable (0.9%):
      29    Ford Motor Co. ......................  $  1,652
      23    Lear Corp. (b).......................     1,134
      14    SPX Corp. (b)........................     1,177
      25    York International Corp. ............     1,053
                                                   --------
                                                      5,016
                                                   --------
Consumer Non-Durable (4.1%):
      49    Coca Cola Enterprises (c)............     1,446
      20    Coca-Cola Co. .......................     1,250
      64    ConAgra, Inc. .......................     1,691
      18    General Mills, Inc. .................     1,471
      50    Interstate Bakeries Corp. ...........     1,124
      43    Lancaster Colony Corp. ..............     1,470
     100    Philip Morris Co., Inc. .............     4,018
      29    Proctor & Gamble Co. ................     2,606
      28    Quaker Oats Co. .....................     1,852
      81    Revlon, Inc. (b) (c).................     2,450
      65    Sara Lee Corp. ......................     1,477
      36    Shaw Industries, Inc. (b)............       599
      26    U.S. Foodservices (b)................     1,108
                                                   --------
                                                     22,562
                                                   --------
Consumer Services (3.8%):
      28    Anheuser Busch Co., Inc..............     1,979
      16    Eaton Corp. .........................     1,454
      20    Georgia Pacific Corp. ...............       933
      81    Hilton Hotels Corp. (c)..............     1,146
      50    Mattel, Inc. ........................     1,325
      28    MGM Grand, Inc. (b)..................     1,377
      41    New York Times Co. ..................     1,524
      21    Newell Rubbermaid, Inc. .............       986
      36    Nike, Inc. ..........................     2,292
      35    Promus Hotel Corp. (b)...............     1,091
      47    Time Warner, Inc. ...................     3,355
      40    Viacom, Inc. (b).....................     1,769
      57    Walt Disney Co. .....................     1,750
                                                   --------
                                                     20,981
                                                   --------
Energy (3.4%):
      73    Exxon Corp. .........................     5,599
      32    Halliburton Co. .....................     1,453
      35    Lyondell Chemical Co. ...............       722
      21    Mobil Corp. .........................     2,039
      49    Royal Dutch Petroleum, NY Shares.....     2,922
      31    Texaco, Inc. ........................     1,963
      46    Tosco Corp. (c)......................     1,183
      44    Transocean Offshore, Inc. ...........     1,163
      50    USX-Marathon Group...................     1,618
                                                   --------
                                                     18,662
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Financial Services (8.5%):
      37    Allstate Corp. ......................  $  1,313
      13    American Express Co. ................     1,679
      40    American International Group,
              Inc. ..............................     4,651
      39    Associates First Capital, Class A....     1,715
      64    BankAmerica Corp. ...................     4,669
      44    Charter One Financial, Inc. .........     1,227
      28    Chase Manhattan Corp. ...............     2,417
      17    Cigna Corp. .........................     1,469
     132    Citigroup Inc. ......................     6,288
      33    Federal Home Loan Mortgage Corp. ....     1,914
      24    Federal National Mortgage Assoc. ....     1,662
      21    First Tennessee National Corp. ......       816
      29    Hartford Financial Services Group....     1,668
      34    Morgan Stanley Dean Witter
              Discover...........................     3,465
      24    National City Corp. .................     1,565
      55    Pacific Century Financial Corp. .....     1,192
      31    PNC Bank Corp. ......................     1,758
      22    Reliastar Financial Corp. ...........       941
      32    SouthTrust Corp. ....................     1,236
      16    Summit Bancorp.......................       682
     103    Wells Fargo Co. .....................     4,385
                                                   --------
                                                     46,712
                                                   --------
Health Care (5.7%):
      25    Abbott Labs..........................     1,138
      49    American Home Products Co. ..........     2,806
      45    Becton Dickinson & Co. ..............     1,344
      27    Biomet, Inc. ........................     1,061
      34    Boston Scientific Corp. (b)..........     1,507
      75    Bristol Myers Squibb Co. ............     5,255
      23    Cardinal Health, Inc. ...............     1,501
      16    Elan Corporation PLC (b)(c)..........       455
      17    Johnson & Johnson....................     1,627
      27    Medtronic, Inc. .....................     2,071
      40    Merck & Co., Inc. ...................     2,923
      44    Pfizer, Inc. ........................     4,807
      36    Schering Plough Corp. ...............     1,919
      30    Warner Lambert Co. ..................     2,088
      29    Watson Pharmaceutical, Inc. (b)......     1,013
                                                   --------
                                                     31,515
                                                   --------
Raw Materials (1.7%):
      31    Cabot Corp. .........................       740
      28    Cytec Industries, Inc. (b)...........       883
      43    Du Pont (EI) de Nemours & Co. .......     2,924
      33    Ferro Corp. .........................       919
      15    Martin Marietta Materials............       885

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      31    Monsanto Co. ........................  $  1,230
      54    RPM, Inc. ...........................       762
      29    Sigma-Aldrich Corp. .................     1,009
                                                   --------
                                                      9,352
                                                   --------
Retail (3.1%):
      32    Abercrombie & Fitch (b)..............     1,546
      41    CVS Corporation......................     2,060
      46    Jones Apparel Group, Inc. (b)........     1,561
      26    Kohl's Corp. (b).....................     2,007
      37    McDonald's Corp. ....................     1,508
      36    Saks, Inc. (b).......................     1,042
     109    Wal-Mart Stores, Inc. ...............     5,250
      34    Warnaco..............................       899
      35    Williams Sonoma, Inc. (b)............     1,218
                                                   --------
                                                     17,091
                                                   --------
Shelter (0.6%):
      39    Leggett & Platt, Inc. ...............     1,090
      36    Masco Corp. .........................     1,037
      26    Pentair, Inc. .......................     1,199
                                                   --------
                                                      3,326
                                                   --------
Technology (12.3%):
      33    America Online (b)...................     3,691
      42    Applied Materials, Inc. (b)..........     3,081
      22    BMC Software, Inc. (b)...............     1,166
      53    Centurytel, Inc. ....................     2,087
      85    Cisco Systems, Inc. (b)..............     5,460
      18    Cordant Technology...................       800
      76    Dell Computer Corp. (b)..............     2,816
      53    EMC Corp. (b)........................     2,904
      29    Hewlett Packard Co. .................     2,935
     119    Intel Corp. .........................     7,069
      61    International Business Machines......     7,832
      71    Lucent Technologies, Inc. ...........     4,788
      27    Maxim Integrated Products, Inc.
              (b)................................     1,809
     132    Microsoft Corp. (b)..................    11,904
      17    Nortel Networks Corp. ...............     1,502
      16    Raytheon Co. Class B.................     1,112
      22    SCI Systems, Inc. (b)................     1,031
      36    Solectron Corp. (b)..................     2,387
      22    Tech Data Corp. (b)..................       830
      31    Xilinx, Inc. (b).....................     1,786
                                                   --------
                                                     66,990
                                                   --------
Transportation (0.2%):
      18    Kansas City Southern Industries......     1,129
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities (4.5%):
      26    Ameritech Corp. .....................  $  1,889
      35    AT&T Corp. ..........................     1,945
      36    Constellation Energy Group...........     1,055
      28    El Paso Energy Corp. ................       968
      31    Energy East Corp. ...................       801
      22    General Public Utilities Corp. ......       937
      36    L G & E Energy Corp. ................       746
      67    MCI Worldcom, Inc. (b)...............     5,769
      20    New Century Energies, Inc. ..........       788
      25    Qwest Communications International
              (b)................................       836
      77    SBC Communications, Inc. ............     4,448
      60    Sprint Corp. ........................     3,179
      33    Williams Cos., Inc. (c)..............     1,409
                                                   --------
                                                     24,770
                                                   --------
  Total Common Stocks                               285,233
                                                   --------
CORPORATE BONDS (7.2%):
Banking, Finance & Insurance (3.5%):
 $ 1,000    Association Corp., 8.27%, 11/8/01....     1,041
   1,000    BankAmerica Corp., 8.13%, 2/1/02.....     1,040
     500    Chrysler Financial Corp., 5.88%,
              2/7/01.............................       498
   1,850    Circuit City Credit Card Master
              Trust, 6.38%, 8/15/05..............     1,865
   1,350    Contimortgage Home Equity Loan Trust,
              Series 1998-1, Class A6, 6.58%,
              12/15/18...........................     1,342
   2,000    First Hawaiian, Inc., 6.25%,
              8/15/00............................     2,001
     610    Ford Credit Auto Loan Master Trust,
              5.50%, 2/15/03.....................       605
     500    Ford Motor Credit Corp., 8.38%,
              1/15/00............................       507
     250    General Motors Acceptance Corp.,
              7.00%, 3/1/00......................       251
   1,250    General Motors Acceptance Corp.,
              8.25%, 2/24/04.....................     1,324
   2,000    Goldman Sachs Group, 7.20%, 3/1/07,
              144 A..............................     2,017
     750    Huntington National Bank, 6.75%,
              6/15/03............................       757
   1,000    International Lease Finance Corp.,
              5.88%, 1/15/01.....................       997
   1,000    KeyCorp, 7.00%, 5/11/05..............     1,032
     500    Lehman Brothers, Inc., 9.88%,
              10/15/00...........................       522
     800    McDonnell Douglas Corp., 9.30%,
              9/11/02............................       803
     307    McDonnell Douglas Corp., 6.45%,
              12/5/02............................       305

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $   250    Nationsbank Texas, 6.75%, 8/15/00....  $    251
   1,000    Society National Bank, 6.75%,
              6/15/03............................     1,002
     500    Suntrust Banks, 7.38%, 7/1/02........       513
                                                   --------
                                                     18,673
                                                   --------
Capital Goods (0.5%):
   1,000    Cummins Engine Co., Inc., 6.45%,
              3/1/05.............................       954
   2,000    Tyco International Group SA, 6.25%,
              6/15/03............................     1,970
                                                   --------
                                                      2,924
                                                   --------
Consumer Durable (0.0%):
     250    Ford Motor Co., 9.00%, 9/15/01.......       263
                                                   --------
Consumer Non-Durable (0.1%):
     250    Anheuser Busch Co., 8.75%, 12/1/99...       253
     500    Campbell Soup Co., 5.63%, 9/15/03....       488
                                                   --------
                                                        741
                                                   --------
Consumer Services (0.8%):
   1,627    Hertz, 6.00%, 1/15/03................     1,585
   2,400    Rental Car Finance, 6.45%, 8/25/05...     2,358
                                                   --------
                                                      3,943
                                                   --------
Energy (0.3%):
   1,250    Occidental Petroleum, 9.25%,
              8/1/19.............................     1,355
     500    Union Pacific Co., 7.60%, 5/1/05.....       512
                                                   --------
                                                      1,867
                                                   --------
Governments (Foreign) (0.4%):
   2,000    Province of Quebec, 6.50%, 1/17/06...     1,952
                                                   --------
Health Care (0.0%):
     250    Johnson & Johnson, 7.38%, 6/29/02....       257
                                                   --------
Raw Materials (0.0%):
     200    Du Pont (EI) de Nemours & Co., 8.70%,
              2/7/01.............................       208
                                                   --------
Retail (0.8%):
   1,000    Dayton Hudson Corp., 7.25%, 9/1/04...     1,023
   2,093    JC Penney, 7.25%, 4/1/02.............     2,123
     750    Sears Roebuck Acceptance, 7.13%,
              5/2/03.............................       758
                                                   --------
                                                      3,904
                                                   --------
Technology (0.1%):
     750    Lockhead Corp., 7.63%, 6/15/04.......       777
                                                   --------
Utilities (0.7%):
     750    AT&T Corp., 7.50%, 6/1/06............       781
   2,400    Columbia Gas System, 6.80%,
              11/28/05...........................     2,364

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
 $   250    Duke Power Co., 7.00%, 7/1/00........  $    252
     500    Virginia Electric & Power, 6.63%,
              4/1/03.............................       504
                                                   --------
                                                      3,901
                                                   --------
  Total Corporate Bonds                              39,410
                                                   --------
U.S. GOVERNMENT AGENCY (1.5%):
Federal Home Loan Bank (1.5%):
   1,000    5.88%, 11/25/08......................       944
   8,000    5.61%, 2/11/09 (c)...................     7,502
                                                   --------
  Total U.S. Government Agency...................     8,446
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (16.1%):
Fannie Mae (6.5%):
   2,933    7.24%, 10/1/03, Pool #73712..........     3,000
   5,000    5.88%, 2/2/06 (c)....................     4,897
     554    7.00%, 9/1/07, Pool #185265..........       558
   1,298    6.53%, 12/1/07, Pool #375568.........     1,287
   1,593    7.50%, 8/1/09, Pool #292020..........     1,621
     640    6.50%, 5/1/11, Pool #337195..........       633
   1,344    6.50%, 4/1/13, Pool #414513..........     1,328
     779    7.00%, 6/1/13, Pool #427488..........       783
   2,000    6.50%, 6/25/13.......................     1,994
   2,443    6.00%, 1/1/14, Pool #440777..........     2,363
      94    8.25%, 1/25/18.......................        94
   1,584    8.50%, 11/1/18, Pool #313280.........     1,666
     710    8.50%, 1/25/20.......................       742
     332    8.00%, 7/25/21.......................       342
   1,067    7.50%, 7/25/22.......................     1,086
     500    7.50%, 10/25/22......................       509
   2,066    8.00%, 11/1/22, Pool #124555.........     2,131
   3,774    7.13%, 5/18/23.......................     3,781
     570    7.00%, 7/1/25, Pool #317252..........       566
     614    6.50%, 2/1/26, Pool #337115..........       597
     731    7.00%, 3/1/26, Pool #365488..........       726
     950    8.00%, 3/18/26.......................       969
     460    7.50%, 5/1/26, Pool #344916..........       466
     583    7.00%, 5/1/26, Pool #346269..........       579
     359    7.50%, 11/1/26, Pool #363626.........       364
     958    6.50%, 2/1/28, Pool #417157..........       929
   1,973    6.00%, 8/1/28, Pool #436125..........     1,861
                                                   --------
                                                     35,872
                                                   --------
Federal National Conventional Loan (0.3%):
     886    6.79%, 11/1/07, Pool #313832.........       898
     180    8.00%, 6/1/24, Pool #250085..........       185
     344    8.00%, 6/1/24, Pool #270402..........       354
                                                   --------
                                                      1,437
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac (3.7%):
 $     1    7.00%, 4/1/00, Pool #253036..........  $      1
      37    10.00%, 9/1/03, Pool #E30407.........        38
      31    9.00%, 5/1/06, Pool #B0-0282.........        32
     446    8.00%, 7/15/07.......................       447
     182    8.00%, 3/1/08, Pool #E45796..........       188
     195    9.00%, 8/1/09, Pool #279063..........       207
     612    7.00%, 1/1/12, Pool #E66116..........       616
   1,299    6.50%, 3/1/13, Pool #E69466..........     1,285
     796    7.00%, 6/1/13, Pool #E00554..........       801
     879    6.50%, 6/1/13, Pool # E00552.........       869
   2,482    6.00%, 4/1/14, Pool #E76469..........     2,404
     264    10.50%, 10/1/20, Pool #D24679........       287
   1,486    6.50%, 11/15/22, Pool #1152..........     1,445
   2,000    7.15%, 1/15/23, Pool #1517-I.........     2,002
     273    8.00%, 4/1/25, Pool #C00401..........       281
     193    8.00%, 5/1/25, Pool #D60455..........       198
     318    7.00%, 2/1/26, Pool #D69343..........       316
     572    6.50%, 2/1/26, Pool #D68616..........       556
     675    6.50%, 2/1/26, Pool #D68124..........       656
     447    7.00%, 3/1/26, Pool #D69430..........       444
     502    7.50%, 5/1/26, Pool #C00460..........       509
     305    8.50%, 7/1/26, Pool #C00472..........       319
     883    7.00%, 10/1/26, Pool #D75494.........       877
     526    7.50%, 12/1/27, Pool #C00542.........       533
   1,354    8.50%, 7/1/28, Gold Pool #G00981.....     1,417
   1,981    6.00%, 8/1/28, Pool #C13638..........     1,871
   1,592    8.00%, 11/15/28......................     1,770
                                                   --------
                                                     20,369
                                                   --------
Government National Mortgage Assoc. (5.6%):
     222    7.50%, 8/15/07, Pool #329613.........       228
   1,876    7.00%, 7/15/08, Pool #348872.........     1,905
     282    7.00%, 7/15/08, Pool #326444.........       286
     383    6.50%, 7/15/08, Pool #349693.........       382
      45    6.50%, 3/15/09, Pool #367398.........        45
   1,026    6.50%, 5/15/09, Pool #366779.........     1,024
     548    5.50%, 4/20/11, Pool #2222...........       518
       5    13.50%, 5/15/11, Pool #047241........         6
   1,938    6.50%, 10/1/13, Pool #468228.........     1,920
      13    12.00%, 3/15/14, Pool #109220........        15
       8    13.50%, 9/15/14, Pool #119582........         9
      63    9.00%, 12/15/16, Pool #203620........        68
      58    8.00%, 4/15/17, Pool #192100.........        61
      71    10.00%, 7/15/18, Pool #248404........        77
      38    10.00%, 3/15/19, Pool #265770........        42
      27    8.00%, 5/15/22, Pool #329176.........        28
   1,544    8.50%, 6/15/22, Pool #323423.........     1,622
     783    8.50%, 12/15/22, Pool #780708........       825
      72    6.50%, 1/15/24, Pool #376656.........        70

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   133    8.00%, 4/15/24, Pool #376038.........  $    137
     688    7.00%, 4/15/24, Pool #355120.........       682
     421    8.00%, 8/15/24, Pool #394024.........       434
     920    7.50%, 6/15/25, Pool #401860.........       933
   1,074    7.00%, 8/15/25, Pool #413007.........     1,064
   1,755    8.50%, 9/20/25, Pool# 412336.........     1,827
   4,721    7.00%, 2/15/26, Pool #426280.........     4,675
     800    6.50%, 4/15/26, Pool #424185.........       775
     906    6.50%, 4/15/26, Pool #416192.........       879
     284    8.00%, 5/15/26, Pool #426783.........       292
     416    7.50%, 5/15/26, Pool #375345.........       422
     486    7.50%, 5/15/26, Pool #408313.........       493
     708    7.00%, 5/15/26, Pool #375344.........       700
     210    8.50%, 1/15/27, Pool #432266.........       221
     631    8.00%, 9/15/27, Pool #451932.........       649
     731    7.50%, 12/15/27, Pool #455358........       741
     938    6.50%, 3/15/28, Pool #430634.........       906
     698    7.00%, 4/15/28, Pool #473915.........       690
     872    7.50%, 5/15/28, Pool# 465069.........       883
     829    7.00%, 6/15/28, Pool #477123.........       820
   1,290    8.00%, 7/20/28, Pool #2619...........     1,318
   1,964    6.00%, 10/20/28, Pool #2657..........     1,836
                                                   --------
                                                     30,508
                                                   --------
  Total U.S. Government Agency Mortgages             88,186
                                                   --------
U.S. TREASURY OBLIGATIONS (9.7%):
U.S. Treasury Bills (0.3%):
   1,500    8/19/99 (d)..........................     1,491
                                                   --------
U.S. Treasury Bonds (4.0%):
   8,000    11.63%, 11/15/02 (c).................     9,415
   8,000    11.75%, 11/15/14 (c).................    11,388
   1,000    7.13%, 2/15/23 (c)...................     1,105
                                                   --------
                                                     21,908
                                                   --------
U.S. Treasury Notes (5.4%):
     500    8.50%, 2/15/00 (c)...................       510
   2,000    6.25%, 10/31/01 (c)..................     2,029
   4,150    6.25%, 2/15/03 (c)...................     4,221
  17,000    12.75%, 11/15/10 (c).................    22,913
                                                   --------
                                                     29,673
                                                   --------
  Total U.S. Treasury Obligations                    53,072
                                                   --------
INVESTMENT COMPANIES (2.7%):
  14,681    One Group Prime Money Market Fund,
              Class I............................    14,681
                                                   --------
  Total Investment Companies                         14,681
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (7.0%):
Master Notes (0.9%):
 $ 1,774    Bear Stearns Mortgage Capital, 6.27%,
              7/6/99*............................  $  1,774
     887    Merrill Lynch, 6.20%, 7/1/99*........       887
     532    NationsBanc Capital Markets, 6.20%,
              7/1/99*............................       532
   1,775    Willamette Industries, Inc., 5.07%,
              9/14/99*...........................     1,775
                                                   --------
                                                      4,968
                                                   --------
Put Bonds (4.0%):
   2,365    Amex Centurion, 5.11%, 2/18/00*......     2,365
   1,183    Branch Banking & Trust, 5.14%,
              12/10/99*..........................     1,183
     769    Branch Banking & Trust, 5.14%,
              5/25/00*...........................       768
   1,774    Caterpillar Financial, 5.20%,
              5/1/01*............................     1,774
   1,479    Chase Manhattan, 5.26%, 5/6/02*......     1,479
   1,360    Evangelical Lutheran, 5.30%,
              4/28/00*...........................     1,358
   1,479    Fleet National Bank, 5.07%,
              4/18/00*...........................     1,479
   1,479    GMAC, 5.22%, 5/3/01*.................     1,479
     328    Goldman Sachs, 5.28%, 11/21/00*......       328
     591    J.P. Morgan & Co., 5.10%, 5/4/00*....       591
   1,479    J.P. Morgan & Co., 5.16%, 5/4/01*....     1,479
   1,479    Lehman Brothers, 5.20%, 7/20/00*.....     1,479
     591    Liberty Lighthouse, 5.15%, 5/5/00*...       591
   1,479    Merrill Lynch, 5.31%, 5/6/02*........     1,479
     680    Salomon Smith Barney, 5.44%,
              2/5/01*............................       680
   1,479    Sigma Finance, Inc., 5.14%,
              3/31/00*...........................     1,479
   1,774    SPARCC, 5.38%, 3/24/00*..............     1,774
                                                   --------
                                                     21,765
                                                   --------
Repurchase Agreements (2.1%):
   4,436    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $4,704 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $4,682)............................     4,436
   3,549    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $94 various
              Equity Securities, market value
              $3,746)............................     3,549
     517    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $543 various
              Commercial Paper, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $543)..............................       517

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $ 2,957    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $3,112 various
              Commerical Paper, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $3,105)............................  $  2,957
                                                   --------
                                                     11,459
                                                   --------
  Total Short-Term Securities Held as Collateral     38,192
                                                   --------
Total (Cost $524,113) (a)                          $584,616
                                                   ========

------------

Percentages indicated are based on net assets of $548,317.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $252. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $68,321
                   Unrealized depreciation......................   (8,070)
                                                                  -------
                   Net unrealized appreciation..................  $60,251
                                                                  =======

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

(d) Serves as collateral for futures contracts.

                                                                      CURRENT
                                                          OPENING     MARKET
NUMBER OF                                                POSITIONS     VALUE
CONTRACTS                 CONTRACT TYPE                    (000)       (000)
---------                 -------------                  ---------    -------
   76        Long S&P 500, September 1999 Futures         $25,082     $26,252

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMERCIAL PAPER (0.3%):
Financial Services (0.3%):
 $10,000    Lehman Brothers, 5.05%, 9/10/99.....  $    9,896
                                                  ----------
  Total Commercial Paper                               9,896
                                                  ----------
COMMON STOCKS (99.3%):
Business Equipment & Services (1.9%):
     140    Automatic Data Processing, Inc. ....       6,162
      52    Browning-Ferris Industries, Inc. ...       2,250
      20    Canadian Moore Corp., Ltd. .........         164
      40    Ceridian Corp. (b)..................       1,309
      45    Computer Sciences Corp. (b).........       3,081
      14    Deluxe Corp. .......................         541
      48    Dun & Bradstreet Corp. .............       1,708
      33    Ecolab, Inc. .......................       1,433
     142    Electronic Data System Corp. .......       8,032
      42    Equifax, Inc. ......................       1,508
     127    First Data Corp. ...................       6,211
      34    H & R Block, Inc. ..................       1,695
      50    Ikon Office Solutions...............         748
      37    Interpublic Group of Companies,
              Inc. .............................       3,192
      57    Laidlaw, Inc. ......................         418
       6    National Service Industries,
              Inc. .............................         226
      47    Omnicom Group, Inc. ................       3,760
      70    Paychex, Inc. ......................       2,233
      79    Pitney Bowes, Inc. .................       5,099
      38    R.R. Donnelley & Sons Co. (c).......       1,419
      13    Ryder Systems, Inc. ................         328
      78    Service Corporation International...       1,499
     165    Waste Management, Inc. .............       8,841
                                                  ----------
                                                      61,857
                                                  ----------
Capital Goods (5.6%):
      26    Black & Decker Corp. (c)............       1,673
      13    Case Corp. .........................         615
     107    Caterpillar, Inc. ..................       6,399
      31    Cooper Industries, Inc. ............       1,606
      23    Crane Co. ..........................         708
       6    Cummins Engine, Inc. (c)............         349
      72    Deere & Co. ........................       2,835
      63    Dover Corp. (c).....................       2,411
     124    Emerson Electric Co. ...............       7,784
      22    Fluor Corp. ........................         882
       9    Foster Wheeler Corp. ...............         133
     922    General Electric Co. ...............     104,167
      26    Grainger W.W., Inc. ................       1,420
      12    Harnischfeger Industries, Inc.
              (c)...............................          23
      37    Honeywell, Inc. ....................       4,309
      73    Illinois Tool Works.................       5,975
      44    Ingersoll Rand Co. .................       2,868
      25    Johnson Controls, Inc. .............       1,698

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
       6    Milacron, Inc. .....................  $      109
       1    Nacco Industries, Inc. .............         104
      26    Navistar International Corp. (b)....       1,321
      12    Owens-Corning Fiberglass Corp. .....         427
      25    Paccar, Inc. .......................       1,347
      32    Parker-Hannifin Corp. ..............       1,465
      52    PPG Industries, Inc. ...............       3,096
      45    Sherwin-Williams Co. ...............       1,261
      13    Snap-On, Inc. ......................         479
      16    Stanley Works.......................         499
      24    Thermo Electron Corp. (b)...........         481
       9    Timken Co. .........................         177
     229    Tyco International, Ltd. (c)........      21,679
                                                  ----------
                                                     178,300
                                                  ----------
Consumer Durable (1.6%):
      43    Autozone, Inc. (b)..................       1,305
       3    Briggs & Stratton Corp. ............         200
      33    Cooper Tire & Rubber Co. ...........         770
      49    Dana Corp. .........................       2,259
      35    Danaher Corp. ......................       2,052
     129    Delphi Automotive Systems Corp. ....       2,389
      21    Eaton Corp. ........................       1,912
     344    Ford Motor Co. .....................      19,389
     184    General Motors Corp. ...............      12,116
      49    Genuine Parts Co. ..................       1,731
      44    Goodyear Tire & Rubber Co. .........       2,584
      35    ITT Industries, Inc. ...............       1,352
      25    Maytag Corp. .......................       1,757
      23    Whirlpool Corp. ....................       1,697
                                                  ----------
                                                      51,513
                                                  ----------
Consumer Non-Durable (8.2%):
      24    Alberto Culver Co., Class B.........         643
      11    American Greetings Corp., Class A...         319
     140    Anheuser Busch Co. .................       9,911
     169    Archer-Daniels-Midland Co. .........       2,610
      75    Avon Products, Inc. ................       4,154
      11    Ball Corp. .........................         444
      12    Bemis Co. ..........................         477
      82    Bestfoods...........................       4,049
      17    Brown-Forman Corp., Class B.........       1,119
     125    Campbell Soup Co. ..................       5,623
      31    Clorox Co. .........................       3,291
     114    Coca Cola Enterprises (c)...........       3,389
     691    Coca-Cola Co. ......................      43,210
      83    Colgate Palmolive Co. ..............       8,165
     139    ConAgra, Inc. ......................       3,697
       7    Coors Adolph Co., Class B...........         365

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      34    Crown Cork & Seal Co. ..............  $      983
      92    Eastman Kodak Co. ..................       6,240
      60    Fort James Corp. ...................       2,266
      48    Fortune Brands, Inc. ...............       2,006
      21    Fruit of the Loom, Inc. (b)(c)......         206
      45    General Mills, Inc. ................       3,601
     309    Gillette Co. .......................      12,656
     104    H.J. Heinz Co. .....................       5,196
      40    Hershey Foods Corp. ................       2,395
      29    International Flavors & Fragrances,
              Inc.(c)...........................       1,301
      10    Jostens, Inc. ......................         202
     116    Kellogg Co. (c).....................       3,831
      11    Liz Claiborne, Inc. ................         417
      89    Nabisco Group Holdings..............       1,749
      78    Newell Rubbermaid, Inc. (c).........       3,620
      84    Nike, Inc., Class B.................       5,304
     412    PepsiCo, Inc. ......................      15,930
     683    Philip Morris Co., Inc. ............      27,451
      66    Pioneer Hi-Bred International,
              Inc. .............................       2,563
      10    Polaroid Corp. .....................         273
     373    Procter & Gamble Co. ...............      33,255
      38    Quaker Oats Co. ....................       2,490
      29    R.J. Reynolds Tobacco Holdings, Inc.
              (b)...............................         927
      92    Ralston Purina Group................       2,796
       9    Reebok International Ltd. (b).......         160
      19    Russell Corp. ......................         380
     262    Sara Lee Corp. .....................       5,955
     109    Seagram Co., Ltd. (c)...............       5,476
       3    Springs Industries, Inc., Class A...         141
      18    Supervalu, Inc. ....................         464
      92    Sysco Corp. ........................       2,741
      13    Tupperware Corp. ...................         333
     159    Unilever N.V. ......................      11,088
      54    UST, Inc. ..........................       1,574
      33    V.F. Corp. .........................       1,431
      33    Wrigley (Wm.) Junior Co. ...........       2,927
                                                  ----------
                                                     261,794
                                                  ----------
Consumer Services (4.0%):
      33    Brunswick Corp. ....................         927
     167    Carnival Corp., Class A.............       8,104
     202    CBS Corp. (b)(c)....................       8,789
     239    Cendant Corp. (b)...................       4,895
      73    Clear Channel Communications
              (b)(c)............................       5,027
     211    Comcast Corp., Class A..............       8,116
      27    Dow Jones & Co., Inc. ..............       1,434

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      80    Gannett Co., Inc. ..................  $    5,687
      22    Harrah's Entertainment, Inc. (b)....         479
      51    Hasbro, Inc. .......................       1,437
      74    Hilton Hotels Corp. (c).............       1,053
      11    King World Productions, Inc. (b)....         383
      22    Knight-Ridder, Inc. (c).............       1,206
      71    Marriott International, Class A.....       2,654
      81    Mattel, Inc. .......................       2,149
      54    McGraw-Hill Co., Inc. ..............       2,916
     169    Media One Group, Inc. (b)(c)........      12,591
      11    Meredith Corp. .....................         389
      31    Mirage Resorts, Inc. (b)............         525
      48    New York Times Co., Class A.........       1,765
     344    Time Warner, Inc. ..................      24,773
      25    Times Mirror Co., Class A...........       1,494
      33    Tribune Co. ........................       2,897
     200    Viacom, Inc., Class B (b)...........       8,781
     579    Walt Disney Co. ....................      17,828
                                                  ----------
                                                     126,299
                                                  ----------
Energy (5.9%):
      24    Amerada Hess Corp. .................       1,451
      34    Anadarko Petroleum Corp. ...........       1,253
      25    Apache Corp. .......................         958
      21    Ashland, Inc. ......................         832
      92    Atlantic Richfield Co. .............       7,706
      88    Baker Hughes, Inc. .................       2,935
      50    Burlington Northern.................       2,141
     184    Chevron Corp. (c)...................      17,505
     682    Exxon Corp. ........................      52,584
     125    Halliburton Co. ....................       5,648
      10    Helmerich & Payne, Inc. ............         236
      14    Kerr McGee Corp. ...................         704
      31    McDermott International, Inc. ......         866
     219    Mobil Corp. ........................      21,665
      99    Occidental Petroleum Corp. .........       2,091
      75    Phillips Petroleum Co. .............       3,792
      82    Reliant Energy, Inc. ...............       2,277
      13    Rowan Cos., Inc. (b)................         235
     601    Royal Dutch Petroleum Co. ..........      36,201
     157    Schlumberger Ltd. ..................       9,972
      48    Tenneco, Inc. ......................       1,152
     153    Texaco, Inc. .......................       9,587
      84    Union Pacific Resources Group,
              Inc. .............................       1,365
      74    Unocal Corp. .......................       2,937
      86    USX-Marathon Group..................       2,789
                                                  ----------
                                                     188,882
                                                  ----------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 Financial Services (15.6%):
      74    AFLAC, Inc. ........................  $    3,538
     231    Allstate Corp. .....................       8,272
     128    American Express Co. ...............      16,610
      72    American General Corp. (c)..........       5,432
     347    American International Group,
              Inc. .............................      40,667
      30    AmSouth Bancorp. ...................         703
      74    Aon Corp. ..........................       3,040
     202    Associates First Capital, Class A...       8,958
     485    Bank of America.....................      35,563
     212    Bank of New York Co., Inc. .........       7,792
     328    Bank One Corp. .....................      19,538
      83    BankBoston Corp. ...................       4,254
      81    BB&T Corp. .........................       2,970
      34    Bear Stearns Co., Inc. (c)..........       1,594
      57    Capital One Financial Corp. ........       3,163
     114    Charles Schwab Corp. (c)............      12,526
     238    Chase Manhattan Corp. ..............      20,612
      47    Chubb Corp. ........................       3,276
      58    Cigna Corp. ........................       5,197
      48    Cincinnati Financial Corp. .........       1,792
     957    Citigroup, Inc. ....................      45,464
      46    Comerica, Inc. .....................       2,727
      89    Conseco, Inc. ......................       2,704
      30    Countrywide Credit Industries,
              Inc. .............................       1,300
     291    Fannie Mae..........................      19,902
      76    Fifth Third Bancorp.................       5,052
     275    First Union Corp. ..................      12,911
     186    Firstar Corp. ......................       5,219
     159    Fleet Financial Group, Inc. ........       7,062
      71    Franklin Resources, Inc. ...........       2,890
     192    Freddie Mac.........................      11,115
      16    Golden West Financial Corp. ........       1,593
      66    Hartford Financial Services Group...       3,841
     136    Household International, Inc. ......       6,436
      59    Huntington Bancshares...............       2,050
      49    J.P. Morgan & Co., Inc. ............       6,910
      28    Jefferson Pilot Corp. ..............       1,864
     124    KeyCorp.............................       3,994
      33    Lehman Brothers Holding, Inc. ......       2,059
      58    Lincoln National Corp. .............       3,051
      73    Marsh & McLennan Co. ...............       5,514
      28    MBIA, Inc. (c)......................       1,842
     211    MBNA Corp. .........................       6,464
     151    Mellon Bank Corp. ..................       5,495
      41    Mercantile Bancorp..................       2,341
      98    Merrill Lynch & Co. ................       7,851
      32    MGIC Investment Corp. ..............       1,482
     162    Morgan Stanley Dean Witter
              Discover..........................      16,588
      93    National City Corp. ................       6,074

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      32    Northern Trust Corp. ...............  $    3,125
      43    Paine Webber Group, Inc. ...........       2,006
      85    PNC Bank Corp. .....................       4,909
      21    Progressive Corp. ..................       2,997
      38    Provident Co., Inc. ................       1,512
      39    Providian Financial.................       3,666
      61    Regions Financial Corp. ............       2,349
      30    Republic New York Corp. ............       2,072
      35    SAFECO Corp. .......................       1,540
      48    SLM Holding Corp. ..................       2,217
      29    Southtrust Corp. ...................       1,124
      63    St. Paul Co., Inc. (c)..............       2,011
      46    State Street Corp. .................       3,919
      51    Summit Bancorp......................       2,114
      75    SunTrust Banks, Inc. ...............       5,182
      74    Synovus Financial Corp. (c).........       1,462
      40    Torchmark Corp. ....................       1,360
      35    TransAmerica Corp. .................       2,640
     207    U.S. Bancorp........................       7,032
      37    Union Planters Corp. ...............       1,649
      39    UNUM Corp. .........................       2,158
      57    Wachovia Corp. (c)..................       4,904
     170    Washington Mutual, Inc. ............       6,012
     456    Wells Fargo & Co. ..................      19,477
                                                  ----------
                                                     494,729
                                                  ----------
Health Care (10.9%):
     430    Abbott Laboratories.................      19,567
      42    Aetna...............................       3,785
      19    Allergan, Inc. .....................       2,069
      25    Alza Corp. (b)......................       1,248
     370    American Home Products Corp. .......      21,278
     141    Amgen, Inc. (b).....................       8,555
       8    Bard C.R., Inc. ....................         380
      15    Bausch & Lomb, Inc. ................       1,164
      82    Baxter International, Inc. .........       4,959
      72    Becton Dickinson & Co. .............       2,156
      32    Biomet, Inc. .......................       1,259
     115    Boston Scientific Corp. (b).........       5,052
     561    Bristol Myers Squibb Co. ...........      39,503
      59    Cardinal Health, Inc. ..............       3,771
     174    Columbia/HCA Healthcare Corp. ......       3,969
     310    Eli Lilly & Co. ....................      22,214
      88    Guidant Corp. ......................       4,509
      30    HCR Manor Care, Inc. (b)............         717
     116    Healthsouth Corp. (b)...............       1,725
      47    Humana, Inc. (b)....................         603
      92    IMS Health, Inc. ...................       2,876
     379    Johnson & Johnson...................      37,111

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
       9    Lifepoint Hospital Incorporation
              (b)...............................  $      121
      11    Mallinckrodt Group, Inc. ...........         389
      63    McKesson HBOC, Inc. ................       2,016
     137    Medtronic, Inc. ....................      10,642
     670    Merck & Co., Inc. ..................      49,595
      10    Millipore Corp. ....................         399
      14    Pe Corp. Biosystems (b).............       1,599
     366    Pfizer, Inc. .......................      40,141
     143    Pharmacia & Upjohn, Inc. ...........       8,125
     412    Schering Plough Corp. ..............      21,849
       5    Shared Medical Systems Corp. .......         329
      13    St. Jude Medical Center, Inc. (b)...         453
      88    Tenet Healthcare Corp. (b)..........       1,638
       9    Triad Hospitals, Inc. (b)...........         122
      59    United Healthcare Corp. ............       3,708
       0    United States Surgical Corp.
              (b)(e)............................           0
     232    Warner Lambert Co. .................      16,100
      27    Watson Pharmaceuticals, Inc. (b)....         936
      19    Wellpoint Health Networks, Inc.
              (b)...............................       1,587
                                                  ----------
                                                     348,219
                                                  ----------
Multi-Industry (1.1%):
     164    Allied Signal, Inc. ................      10,339
      68    Corning, Inc. (c)...................       4,783
      12    FMC Corp. (b).......................         853
      20    Harcourt General, Inc. .............       1,023
      33    Loews Corp. ........................       2,573
     114    Minnesota Mining & Manufacturing
              Co. ..............................       9,939
      47    Textron, Inc. ......................       3,879
      37    TRW, Inc. ..........................       2,022
                                                  ----------
                                                      35,411
                                                  ----------
Raw Materials (2.6%):
      69    Air Products & Chemical, Inc. ......       2,776
      62    Alcan Aluminum Ltd. (c).............       1,970
     103    Alcoa, Inc. ........................       6,359
      51    Allegheny Teledyne, Inc. ...........       1,159
      10    ASARCO, Inc. .......................         180
      32    Avery Dennison Corp. ...............       1,921
      11    B. F. Goodrich Co. (c)..............         476
     103    Barrick Gold Corp. (c)..............       1,998
      35    Battle Mountain Gold Co. ...........          85
      21    Bethlehem Steel Corp. (b)...........         158
      21    Cyprus Amax Minerals Co. ...........         318
      66    Dow Chemical Co. ...................       8,316
     318    Du Pont (EI) de Nemours & Co. ......      21,709
      22    Eastman Chemical Co. ...............       1,136
      43    Engelhard Corp. ....................         970

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      30    Freeport-McMoran Copper & Gold,
              Class B...........................  $      533
      20    Great Lakes Chemical Corp. .........         913
      17    Hercules, Inc. .....................         686
      97    Homestake Mining Co. ...............         791
      65    Inco Ltd. (c).......................       1,173
     114    International Paper Co. ............       5,750
     178    Monsanto Co. .......................       7,023
      10    Nalco Chemical Co. .................         516
      29    Newmont Mining Corp. ...............         568
      23    Nucor Corp. ........................       1,108
      39    Pall Corp. (c)......................         865
      17    Phelps Dodge Corp. .................       1,040
      69    Placer Dome, Inc. ..................         821
      44    Praxair, Inc. ......................       2,171
      19    Reynolds Metals Co. ................       1,100
      64    Rohm & Haas Co. (c).................       2,764
      15    Sigma-Aldrich Corp. ................         519
      39    Union Carbide Corp. ................       1,905
      32    USX-U.S. Steel Group, Inc. .........         853
      11    W.R. Grace & Co. (b)................         205
      21    Worthington Industries, Inc. .......         350
                                                  ----------
                                                      81,185
                                                  ----------
Retail (7.1%):
     119    Albertsons, Inc. (c)................       6,120
      54    Best Buy, Inc. (b)..................       3,618
      29    Circuit City Stores, Inc. ..........       2,665
      17    Consolidated Stores Co. (b).........         446
      61    Costco Companies, Inc. (b)..........       4,879
     112    CVS Corp. ..........................       5,690
      59    Darden Restaurants, Inc. ...........       1,278
     125    Dayton Hudson Corp. ................       8,098
      19    Dillard Department Stores, Inc.,
              Class A...........................         658
      66    Dollar General Corp. ...............       1,910
      61    Federated Department Stores, Inc.
              (b)...............................       3,223
     246    Gap, Inc. ..........................      12,374
       6    Great Atlantic & Pacific Tea,
              Inc. .............................         196
     426    Home Depot, Inc. ...................      27,462
      73    J.C. Penney, Inc. ..................       3,565
     136    K-Mart, Inc. (b)....................       2,240
      45    Kohl's Corp. (b)....................       3,504
     238    Kroger Co. (b)......................       6,637
      64    Limited, Inc. ......................       2,914
       5    Longs Drug Stores, Inc. ............         176
     101    Lowe's Co. .........................       5,736
     101    May Department Stores Co. ..........       4,128

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     384    McDonald's Corp. ...................  $   15,852
      41    Nordstrom, Inc. (c).................       1,371
      96    Office Depot, Inc. (b)..............       2,114
      14    Pep Boys-Manny, Moe & Jack..........         308
      73    Rite Aid Corp. (c)..................       1,786
     134    Safeway, Inc. (b)...................       6,623
     109    Sears Roebuck & Co. ................       4,868
     127    Staples, Inc. (b)...................       3,937
      56    Tandy Corp. ........................       2,753
      90    TJX Co., Inc. ......................       3,007
      74    Toys R Us, Inc. (b).................       1,540
      44    Tricon Global Restaurants (b).......       2,368
   1,263    Wal-Mart Stores, Inc. ..............      60,946
     284    Walgreen Co. .......................       8,334
      22    Wendy's International, Inc. ........         615
      44    Winn Dixie Stores, Inc. ............       1,627
                                                  ----------
                                                     225,566
                                                  ----------
Shelter (1.0%):
       6    Armstrong World Industries, Inc. ...         347
      23    Boise Cascade Corp. ................         972
      23    Centex Corp. .......................         870
      27    Champion International Co. .........       1,316
       5    Fleetwood Enterprises, Inc. ........         140
      52    Georgia Pacific Corp. ..............       2,445
      26    Kaufman & Broad Home Corp. (c)......         655
     161    Kimberly Clark Corp. ...............       9,178
      16    Louisiana Pacific Corp. ............         389
      96    Masco Corp. ........................       2,773
      18    Mead Corp. .........................         748
      42    Owens-Illinois, Inc. (b)............       1,372
       6    Potlatch Corp. .....................         275
      11    Pulte Corp. ........................         257
      24    Sealed Air Corp. (b)(c).............       1,573
      14    Sunoco, Inc. .......................         431
      17    Temple Inland, Inc. ................       1,188
      15    Westvaco Corp. .....................         441
      58    Weyerhaeuser Co. ...................       3,995
      33    Williamette Industries, Inc. .......       1,533
                                                  ----------
                                                      30,898
                                                  ----------
Technology (21.3%):
     100    3Com Corp. (b)......................       2,661
      18    Adobe Systems, Inc. ................       1,516
      41    Advanced Micro Devices, Inc.
              (b)(c)............................         743
     288    America Online, Inc. (b)............      31,868
      15    Andrew Corp. (b)....................         285
      38    Apple Computer, Inc. (b)(c).........       1,780
     106    Applied Materials, Inc. (b).........       7,805

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
       7    Auto Desk, Inc. ....................  $      210
      60    BMC Software, Inc. (b)(c)...........       3,229
     282    Boeing Co. .........................      12,467
      25    Cabletron Systems, Inc. (b).........         320
     888    Cisco Systems, Inc. (b).............      57,118
     479    Compaq Computer Corp. ..............      11,353
     157    Computer Associates International,
              Inc. .............................       8,655
     100    Compuware Corp. (b).................       3,175
      11    Data General Corp. (b)..............         158
     717    Dell Computer Corp. (b).............      26,536
      11    EG&G, Inc. .........................         406
     280    EMC Corp. (b).......................      15,396
      45    Gateway, Inc. (b)...................       2,665
      33    General Dynamics Corp. (c)..........       2,259
      44    General Instrument Corp. (b)........       1,885
      23    Harris Corp. .......................         898
     292    Hewlett Packard Co. (c).............      29,371
     941    Intel Corp. ........................      55,970
     525    International Business Machines.....      67,839
      28    KLA-Tencor Corp. (b)................       1,798
      93    Lockheed Martin Corp. ..............       3,450
      24    LSI Logic Corp. (b).................       1,122
     839    Lucent Technologies, Inc. ..........      56,549
      62    Micron Technology, Inc. (b).........       2,513
   1,417    Microsoft Corp. (b).................     127,767
     173    Motorola, Inc. .....................      16,388
      25    National Semiconductor Corp. (b)....         635
      19    Network Appliance, Inc. (b).........       1,073
     183    Nortel Networks Corp. ..............      15,917
      19    Northrop Grumman Corp. .............       1,279
     108    Novell, Inc. (b)(c).................       2,862
     410    Oracle Corp. (b)....................      15,209
      74    Parametric Technology Corp. (b).....       1,033
       7    Pe Corp. Celera Genomics............         111
      66    Peoplesoft, Inc. (b)(c).............       1,132
      14    Raychem Corp. ......................         512
      92    Raytheon Co., Class B...............       6,453
      55    Rockwell International Corp. .......       3,341
      11    Scientific-Atlanta, Inc. ...........         409
      71    Seagate Technology, Inc. (b)........       1,808
      55    Silicon Graphics, Inc. (b)..........         899
      66    Solectron Corp. (b)(c)..............       4,381
     215    Sun Microsystems, Inc. (b)..........      14,804
      10    Tektronix, Inc. ....................         315
     109    Tellabs, Inc. (b)...................       7,345
     114    Texas Instruments, Inc. ............      16,503
      18    Thomas & Betts Corp. ...............         857
      70    Unisys Corp. (b)....................       2,724

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     128    United Technologies Corp. ..........  $    9,150
     185    Xerox Corp. (c).....................      10,945
                                                  ----------
                                                     675,852
                                                  ----------
Transportation (1.0%):
      52    AMR Corp. (b).......................       3,527
     132    Burlington Northern Santa Fe
              Corp. ............................       4,103
      62    CSX Corp. ..........................       2,816
      42    Delta Air Lines, Inc. ..............       2,419
      81    FDX Corp. (b).......................       4,418
      30    Kansas City Southern Industries.....       1,902
     107    Norfolk Southern Corp. .............       3,224
      95    Southwest Airlines Co. .............       2,965
      72    Union Pacific Corp. ................       4,173
      25    US Airways Group, Inc. (b)..........       1,088
                                                  ----------
                                                      30,635
                                                  ----------
Utilities (11.5%):
      51    AES Corp. (b).......................       2,970
      79    Alltel Corp. .......................       5,663
      37    Ameren Corp. .......................       1,433
      55    American Electric Power, Inc. ......       2,072
     309    Ameritech Corp. ....................      22,714
     919    AT&T Corp. .........................      51,277
     436    Bell Atlantic Corp. ................      28,518
     549    BellSouth Corp. ....................      25,727
      43    Carolina Power & Light Co. .........       1,843
      57    Central & South West Corp. .........       1,338
      38    Centurytel, Inc. ...................       1,491
      43    Cinergy Corp. ......................       1,374
       3    CMS Energy Corp. ...................         117
      58    Coastal Corp. ......................       2,320
      20    Columbia Gas System, Inc. ..........       1,256
      70    Consolidated Edison, Inc. (c).......       3,146
      26    Consolidated Natural Gas Co. .......       1,594
      43    Constellation Energy Group..........       1,288
      41    Detroit Edison Co. .................       1,632
      57    Dominion Resources, Inc. ...........       2,455
     104    Duke Power Co., Inc. ...............       5,628
       5    Eastern Enterprises.................         197
      98    Edison International................       2,615
      94    Enron Corp. ........................       7,669
      73    Entergy Corp. ......................       2,274
      68    First Energy Corp. .................       2,121
      54    Florida Power & Light Group,
              Inc. .............................       2,957
      26    Florida Progress Corp. .............       1,066
      48    Frontier Corp. .....................       2,836
      35    General Public Utilities Corp. .....       1,494
     270    GTE Corp. ..........................      20,457

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     513    MCI Worldcom, Inc. (b)..............  $   44,216
      31    New Century Energies, Inc. .........       1,219
      79    Nextel Communications, Inc., Class A
              (b)(c)............................       3,984
      60    Niagara Mohawk Holdings, Inc. (b)...         969
      10    NICOR, Inc. ........................         380
      41    Northern States Power Co. ..........         984
       4    Oneok, Inc. ........................         128
      84    Pacificorp..........................       1,537
      63    Peco Energy Corp. ..................       2,640
       8    Peoples Energy Corp. ...............         301
     112    PG&E Corp. .........................       3,650
      48    PP&L Resources, Inc. ...............       1,490
      63    Public Service Enterprise Group.....       2,590
     550    SBC Communications, Inc. ...........      31,890
      69    Sempra Energy.......................       1,562
      17    Sonat, Inc. ........................         550
     188    Southern Co. .......................       4,993
     250    Sprint Corp. .......................      13,202
     118    Sprint Corp., PCS (b)(c)............       6,748
      78    Texas Utilities.....................       3,203
     122    The Williams Companies, Inc. .......       5,202
      61    Unicom Corp. .......................       2,343
     141    US West, Inc. ......................       8,302
      80    Vodafone Group PLC, ADR.............      15,829
                                                  ----------
                                                     367,454
                                                  ----------
  Total Common Stocks                              3,158,594
                                                  ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $ 1,675    7/22/99 (d).........................       1,671
   1,585    8/19/99 (d).........................       1,575
                                                  ----------
  Total U.S Treasury Obligations                       3,246
                                                  ----------
INVESTMENT COMPANIES (0.1%):
   3,591    One Group Prime Money Market Fund,
              Class I...........................       3,591
                                                  ----------
  Total Investment Companies                           3,591
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (3.9%):
Master Notes (0.4%):
 $ 4,831    Bear Stearns Mortgage Capital,
              6.27%, 7/6/99*....................       4,831
   2,415    Merrill Lynch, 6.20%, 7/1/99*.......       2,415
   1,449    NationsBanc Capital Markets, 6.20%,
              7/1/99*...........................       1,449
   4,832    Williamette Industries, Inc., 5.07%,
              9/14/99*..........................       4,832
                                                  ----------
                                                      13,527
                                                  ----------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
 Put Bonds (2.5%):
 $ 6,441    Amex Centurion, 5.11%, 2/18/00*.....  $    6,441
   3,221    Branch Banking & Trust, 5.14%,
              12/10/99*.........................       3,221
   2,093    Branch Banking & Trust, 5.14%,
              5/25/00*..........................       2,092
   4,831    Caterpiller Finance,
              5.20%,5/1/01*.....................       4,831
   4,026    Chase Manhattan, 5.26%, 5/6/02*.....       4,026
   3,704    Evangelical Lutheran, 5.30%,
              4/28/00*..........................       3,697
   4,026    Fleet National Bank, 5.07%,
              4/18/00*..........................       4,026
   4,026    GMAC, 5.22%, 5/3/01*................       4,026
  10,201    Goldman Sachs, 5.28%, 11/21/00*.....      10,201
  10,160    Greenwich Capital, 5.41%, 7/9/01*...      10,160
   1,610    J.P. Morgan & Co., 5.10%, 5/4/00*...       1,610
   4,026    J.P. Morgan & Co., 5.16%, 5/4/01*...       4,026
   4,026    Lehman Brothers Holdings, 5.20%,
              7/20/00*..........................       4,026
   1,610    Liberty Lighthouse, 5.15%,
              5/5/00*...........................       1,610
   4,026    Merrill Lynch, 5.31%, 5/6/02*.......       4,026
   1,852    Salomon Smith Barney, 5.44%,
              2/5/01*...........................       1,852
   4,026    Sigma Finance, Inc., 5.14%,
              3/31/00*..........................       4,026
   4,831    SPARCC, 5.38%, 3/24/00*.............       4,831
                                                  ----------
                                                      78,728
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements (1.0%):
 $12,077    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $12,809 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $12,746)..........................  $   12,077
   1,408    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $1,479 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $1,479)...........................       1,408
   9,662    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $257 various
              Equity Securities, market value
              $10,199)..........................       9,662
   8,052    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $8,474 various
              Commercial Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $8,454)...........................       8,052
                                                  ----------
                                                      31,199
                                                  ----------
  Total Short-Term Securities Held as Collateral     123,454
                                                  ----------
Total (Cost $1,854,395) (a)                       $3,298,781
                                                  ==========

------------

Percentages indicated are based on net assets of $3,182,091.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,575. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,466,173
                   Unrealized depreciation......................     (26,362)
                                                                  ----------
                   Net unrealized appreciation..................  $1,439,811
                                                                  ==========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1999.
(d) Serves as collateral for futures contracts.
(e) Amount is less than 1,000

                                                                      CURRENT
                                                          OPENING     MARKET
NUMBER OF                                                POSITIONS     VALUE
CONTRACTS                 CONTRACT TYPE                    (000)       (000)
---------                 -------------                  ---------    -------
   52        Long S&P 500, September 1999 Futures         $17,134     $17,962

 * The interest rate for this variable rate note, which will change periodically, is based upon an index of market rates. The rate reflected on the schedule of Portfolio Investments is the rate at June 30, 1999.

ADR American Depository Receipt.
See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
 COMMON STOCKS (97.3%):
Building Products (0.4%):
       1    Apogee Enterprises, Inc. .............  $     8
       1    Insituform Technologies...............       13
       0    TJ International, Inc. (d)............       12
       1    Universal Forest Products.............       11
       1    USG Corp. ............................       62
       1    Watsco, Inc. .........................       10
                                                    -------
                                                        116
                                                    -------
Business Equipment & Services (4.7%):
       1    A.C. Nielson Corp. (b)................       39
       1    ABM Industries, Inc. .................       15
       1    Advo, Inc. (b)........................       10
       1    Blount International, Inc. ...........       24
       1    Brady ( W. H.) Co. ...................       16
       0    Butler Manufacturing Co. (d)..........        6
       0    Castle ( A. M.) & Co. (d).............        6
       0    Catalina Marketing Corp. (b)(d).......       37
       0    Chemed Corp. (d)......................        7
       3    Comdisco, Inc. .......................       88
       1    Dycom Industries, Inc. ...............       28
       0    G & K Services, Inc. (d)..............       23
       1    Ha-Lo Industries, Inc. (b)............       10
       1    HON Industries, Inc. .................       41
       1    Information Resources, Inc. ..........        5
       1    Inter-Tel, Inc. ......................       11
       1    Interim Services, Inc. (b)............       23
       1    John H. Harland Co. ..................       14
       1    Kelly Services, Inc. .................       26
       0    Lawson Products, Inc. (d).............        5
       2    Manpower, Inc. .......................       41
       2    Miller (Herman), Inc. ................       40
       3    Modis Professional Services (b).......       34
       1    Morrison Knudsen Corp. ...............       11
       0    New England Business Services (d).....        9
       2    Nova Corp. (Georgia) (b)..............       40
       8    Office Depot, Inc. (b)................      185
       1    Ogden Corp. ..........................       30
       2    Olsten Corp. .........................       11
       1    Pittston Co. .........................       26
       1    Prepaid Legal Services, Inc. (b)......       14
       1    Primark Corp. (b).....................       14
       3    Quintiles Transnational Corp. (b).....      107
       0    Republic Group, Inc. (d)..............        6
       2    Robert Half International, Inc. (b)...       55
       1    Rollins, Inc. ........................       12
       0    Service Experts, Inc. (d).............        9
       2    Snyder Communications, Inc. (b).......       49
       1    Sotheby's Holdings....................       50
       1    Standard Pacific Corp. ...............        8

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
       1    Standard Register Co. ................  $    18
       0    Thor Industries, Inc. (d).............        9
       1    True North Communications, Inc. ......       30
       1    Varian Semiconductor Equipment
              Associates, Inc. ...................       14
       1    Varian, Inc. .........................       11
       2    Viad Corp. ...........................       71
       1    Volt Information Sciences, Inc. (b)...       14
       1    Wallace Computer Services, Inc. ......       25
                                                    -------
                                                      1,377
                                                    -------
Capital Goods (4.1%):
       1    AAR Corp. ............................       14
       0    Alliant Techsystems, Inc. (b)(d)......       26
       4    Allied Waste Industries, Inc. (b).....       83
       1    American Management Systems, Inc.
              (b).................................       32
       4    American Power Conversion (b).........       89
       1    Ametek, Inc. .........................       16
       0    Applied Industrial Technologies, Inc.
              (d).................................        9
       1    Arctic Cat, Inc. .....................        5
       1    Belden, Inc. .........................       14
       0    Bell Industries, Inc. (d).............        1
       1    Carlisle Companies, Inc. .............       34
       1    Cleco Corp. ..........................       15
       1    Federal Signal Corp. .................       21
       1    Graco, Inc. ..........................       15
       2    Gulfstream Aerospace Corp. ...........      114
       1    Harsco Corp. .........................       32
       1    Hubbell, Inc. ........................       67
       1    Imation Corp. (b).....................       22
       1    Jacobs Engineering Group, Inc. (b)....       23
       0    Kaman Corp. (d).......................        7
       1    Kennametal, Inc. .....................       22
       1    Kulicke & Soffa Industries (b)........       13
       0    Lason, Inc. (d).......................       20
       1    Manitowoc Co., Inc. ..................       22
       1    Mark IV Industries, Inc. .............       25
       4    Molex, Inc. ..........................      130
       0    Myers Industries, Inc. (d)............        8
       1    NFO Worldwide, Inc. ..................        7
       0    Nordson Corp. (d).....................       25
       1    Orbital Sciences Corp. (b)............       19
       1    Precision Castparts Corp. ............       26
       1    Roper Industries, Inc. ...............       22
       0    Scott Technologies, Inc. (b)(d).......        8
       0    Sequa Corp. (b)(d)....................       16
       1    Southdown, Inc. ......................       59
       1    Stewart & Stevenson Services..........        9
       0    Stone & Webster, Inc. (d).............        8

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
       1    Superior Services, Inc. (b)...........  $    19
       1    Tecumseh Products Co. ................       30
       1    Trinity Industries, Inc. .............       32
       1    York International Corp. .............       39
                                                    -------
                                                      1,198
                                                    -------
Consumer Durable (3.5%):
       1    Arvin Industries, Inc. ...............       23
       1    Ashworth, Inc. (b)....................        3
       1    Bandag, Inc. .........................       17
       0    Bassett Furniture Industries, Inc.
              (d).................................        7
       1    Borg-Warner Automotive, Inc. .........       33
       2    Callaway Golf Co. ....................       25
       0    Cross (A.T.) Company (b)(d)...........        2
       2    Federal Mogul Corp. ..................       82
       1    Galey & Lord, Inc. (b)................        2
       1    Griffon Corp. ........................        5
       0    Guilford Mills (d)....................        5
       4    Harley-Davidson, Inc. ................      189
       0    Harman International (d)..............       18
       0    Huffy Corp. (d).......................        3
       0    Ionics, Inc. (d)......................       15
       1    Justin Industries, Inc. ..............        8
       1    Kellwood Co. .........................       14
       2    Lear Corp. (b)........................       75
       1    Longview Fibre Co. ...................       19
       1    Mohawk Industries, Inc. (b)...........       43
       0    Nashua Corp. (b)(d)...................        1
       0    National Presto Industries, Inc.
              (d).................................        8
       1    Nautica Enterprises, Inc. (b).........       14
       1    Oshkosh 'B' Gosh, Inc. ...............       13
       0    Oxford Industries, Inc. (d)...........        6
       1    Paxar Corp. ..........................       10
       2    Perrigo Co. ..........................       12
       0    Pillowtex Corp. (d)...................        5
       1    Polaris Industries, Inc. .............       26
       1    Regal Beloit..........................       12
       1    Smith ( A.O.) Corp. ..................       14
       2    Sonoco Products Co. ..................       71
       0    Sps Technologies, Inc. (d)............       11
       1    SPX Corp. (b).........................       58
       0    St. John Knits, Inc. (d)..............       12
       0    Standex International Corp. (d).......        8
       1    Sturm Ruger & Co., Inc. ..............        6
       1    Superior Industries International.....       17
       0    Swiss Army Brands, Inc. (b)(d)........        2
       1    The Kroll-O'Gara Co. .................       11
       0    Timberland Co. (b)(d).................       20
       0    Toro Co. (d)..........................       10

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Durable, continued:
       1    Unifi, Inc. ..........................  $    28
       1    Valmont Industries....................       10
       1    Wabash National Corp. ................       10
       0    Walbro Corp. (d)......................        2
       1    Westpoint Stevens, Inc. (b)...........       39
       0    Wynns International, Inc. (d).........        8
                                                    -------
                                                      1,032
                                                    -------
Consumer Non-Durable (4.1%):
       2    Chiquita Brands.......................       14
       1    Clarcor, Inc. ........................       12
       0    Coca-Cola Bottling (d)................       11
       1    Corn Products International, Inc. ....       24
       1    Dean Foods Co. .......................       41
       1    Delta & Pine Land Co. ................       28
       2    Dial Corp. ...........................       88
       1    Dimon, Inc. ..........................        5
       1    Dole Food Co., Inc. ..................       41
       1    Dreyer's Grand Ice Cream, Inc. .......        9
       1    Earthgrains Co. ......................       26
       1    Fleming Co. ..........................        9
       2    Flowers Industries, Inc. .............       50
       1    Foodmaker, Inc. ......................       26
       0    Frozen Food Express Inds. (d).........        3
       0    Gibson Greetings, Inc. (b)(d).........        2
       2    Hormel Foods Corp. ...................       68
       2    IBP, Inc. ............................       50
       0    Intermagnetics General Corp. (d)......        2
       0    International Multifoods Corp. (d)....       10
       2    Interstate Bakeries Corp. ............       54
       0    J & J Snack Foods Corp. (d)...........        5
       0    K Swiss, Inc. (d).....................        9
       1    La-Z-Boy Chair Co. ...................       28
       1    Lancaster Colony Corp. ...............       33
       1    Lance, Inc. ..........................       13
       2    McCormick & Co., Inc. ................       54
       1    Michael Foods, Inc. ..................       12
       0    Natures Sunshine Products, Inc. (d)...        4
       0    NCH Corp. (d).........................        5
       1    Papa John's International.............       31
       1    Premark International, Inc. ..........       53
       1    Ralcorp Holdings, Inc. ...............       11
       0    Royal Appliance Manufacturing Co.
              (d).................................        3
       1    Shorewood Packaging...................       11
       1    Smithfield Foods, Inc. (b)............       30
       1    Smucker (J. M.) Co. ..................       16
       1    Suiza Foods Corp. ....................       34
       5    Tyson Foods, Inc. ....................      119
       1    U.S. Foodservice (b)..................       47

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Non-durable, continued:
       1    Universal Corp. ......................  $    23
       1    Universal Foods Corp. ................       25
       1    Vlasic Foods International, Inc. .....        7
       1    Warnaco Group, Inc. ..................       37
       1    Whole Foods Market, Inc. .............       29
                                                    -------
                                                      1,212
                                                    -------
Consumer Services (4.5%):
       1    Aliant Communications, Inc. ..........       37
       0    Anchor Gaming (b)(d)..................       14
       0    Angelica Corp. (d)....................        4
       2    Apollo Group, Inc. ...................       48
       1    AptarGroup, Inc. .....................       24
       1    Aztar Corp. (b).......................        8
       1    Banta Corp. ..........................       15
       2    Barnes & Noble, Inc. (b)..............       44
       3    Belo ( A.H.) Corp., Series A..........       55
       1    Bowne & Co., Inc. ....................       10
       0    Carmike Cinemas, Inc. (d).............        3
       1    Central Parking Corp. ................       24
       1    Chris-Craft Industries, Inc. (b)......       39
       2    Cintas Corp. .........................      160
       0    Coachmen Industries, Inc. (d).........        9
       0    Consolidated Graphics, Inc. (b)(d)....       15
       0    CPI Corp. (d).........................        7
       0    Cyrk, Inc. (d)........................        2
       2    DeVry, Inc. (b).......................       36
       1    Energen Corp. ........................       13
       1    Family Golf Centers, Inc. (b).........        4
       1    Franklin Covey Co. ...................        4
       0    General Cinema Cos., Inc. (d).........        7
       1    Gtech Holdings Corp. (b)..............       21
       1    Hollywood Park, Inc. (b)..............       10
       1    Houghton Mifflin Co. .................       33
       1    Hughes Supply, Inc. ..................       18
       0    Imco Recycling, Inc. (d)..............        7
       1    Insight Enterprises, Inc. ............       15
       2    International Game Technologies.......       44
       1    Jan Bell Marketing, Inc. .............        2
       0    K2, Inc. (d)..........................        4
       1    Lee Enterprises, Inc. ................       31
       2    Mandalay Resort Group.................       45
       1    Marcus Corp. .........................        9
       1    Media General, Inc. ..................       31
       0    Merrill Corp. (d).....................        6
       0    Metro Networks, Inc. (d)..............       21
       0    Microage, Inc. (b)(d).................        1
       0    Nash Finch Co. (d)....................        2
       1    Norrell Corp. ........................       11

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
       1    Players International, Inc. ..........  $     5
       1    Prime Hospitality Corp. (b)...........       13
       2    Promus Hotel Corp. (b)................       62
       0    Reliance Steel & Aluminum Co. (d).....       16
       0    Rural/Metro Corp. (d).................        3
       1    Ryerson Tull, Inc. ...................       14
       0    Scholastic Corp. (d)..................       20
       3    Stewart Enterprises Corp. ............       36
       1    TCA Cable TV, Inc. ...................       61
       0    Thomas Nelson, Inc. (d)...............        3
       1    Valassis Communications, Inc. ........       48
       0    Washington Post Co. (d)...............      108
       1    Westwood One, Inc. (b)................       25
       1    World Color Press, Inc. ..............       25
                                                    -------
                                                      1,332
                                                    -------
Energy (4.5%):
       2    Alliant Energy Corp. .................       51
       1    Atmos Energy Corp. ...................       18
       2    BJ Services Co. ......................       47
       1    Cabot Oil & Gas Corp. ................       11
       1    Calgon Carbon Corp. ..................        5
       1    Commonwealth Energy System............       21
       1    Cross Timbers Oil Co. ................       16
       3    ENSCO International, Inc. ............       64
       1    Flowserve Corp. ......................       17
       4    Global Marine, Inc. (b)...............       62
       1    HS Resources, Inc. (b)................        7
       2    K N Energy, Inc. .....................       21
       1    Midamerican Energy Holdings...........       48
       1    Murphy Oil Corp. .....................       49
       2    Nabors Industries, Inc. (b)...........       56
       1    Newfield Exploration Co. (b)..........       26
       1    Noble Affiliates, Inc. ...............       39
       3    Noble Drilling Corp. (b)..............       58
       2    Ocean Energy, Inc. (New)..............       17
       2    Parker Drilling Co. (b)...............        5
       0    Pennsylvania Enterprises, Inc. (d)....        6
       2    Pennzoil-Quaker State Co. ............       26
       1    Piedmont Natural Gas Co., Inc. .......       22
       2    Pioneer Natural Resources Co. ........       25
       0    Plains Resources, Inc. (b)(d).........        8
       1    Pogo Producing Co. ...................       17
       1    Pool Energy Services Co. (b)..........       10
       1    Pride International, Inc. (b).........       13
       3    Ranger Oil Ltd. (b)...................       14
       2    Santa Fe Snyder Corp. ................       17
       1    Sierra Pacific Resources..............       25
       1    Smith International, Inc. (b).........       48

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Energy, continued:
       0    Southern Energy Homes, Inc. (d).......  $     2
       0    Stone Energy Corp. (d)................       13
       1    Tidewater, Inc. ......................       40
       4    Tosco Corp. ..........................       91
       2    Transocean Offshore, Inc. ............       60
       1    Tuboscope Vetco International Corp.
              (b).................................       14
       2    Ultramar Diamond Shamrock Corp. ......       43
       1    Valero Energy Corp. ..................       28
       2    Varco International, Inc. (b).........       16
       1    Vicor Corp. ..........................       19
       1    Vintage Pete, Inc. ...................       13
       1    Watts Industries, Inc. ...............       12
       0    WD-40 Co. (b)(d)......................       10
       2    Weatherford International (b).........       85
                                                    -------
                                                      1,315
                                                    -------
Financial Services (12.8%):
       2    A.G. Edwards, Inc. ...................       72
       0    AFLAC, Inc. (d).......................       14
       2    AMBAC Financial Group, Inc. ..........       91
       1    American Bankers Insurance Group,
              Inc. ...............................       54
       1    American Financial Group, Inc. .......       48
       1    Americredit Corp. (b).................       22
       1    Amresco, Inc. ........................        6
       0    Anchor Bancorp Wisconsin, Inc. (d)....        7
       1    Associated Banc-Corp. ................       59
       1    Astoria Financial Corp. ..............       57
       1    Banknorth Group, Inc. ................       17
       1    Billing Information Concepts (b)......       10
       1    BISYS Group, Inc. (b).................       35
       1    Capital RE Corp. .....................       11
       1    Carolina First Corp. .................       12
       1    CCB Financial Corp. ..................       48
       1    Centura Banks, Inc. ..................       34
       4    Charter One Financial, Inc. ..........      107
       1    Commerce Bancorp, Inc. ...............       27
       1    Commercial Federal Corp. .............       33
       3    Concord Efs, Inc. ....................      123
       1    Culen Frost Bankers, Inc. ............       35
       0    Dain Rauscher Corp. (d)...............       16
       1    Delphi Financial Group (b)............       19
       3    Dime Bancorp, Inc. ...................       52
       1    Downey Financial Corp. ...............       13
       5    E*Trade Group, Inc. ..................      213
       1    Eaton Vance Corp. ....................       28
       1    Enhance Financial Services Group......       16
       1    Everest Reinsurance Holdings Inc. ....       39
       0    Executive Risk, Inc. (d)..............       26
       1    Fidelity National Financial, Inc. ....       14

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
       1    Finova Group, Inc. ...................  $    74
       1    First American Financial Corp. .......       24
       1    First Bancorp/Puerto Rico. ...........       16
       1    First Midwest Bancorp, Inc. ..........       27
       4    First Security Corp. .................      119
       3    First Tennessee National Corp. .......      111
       1    First Virginia Banks, Inc. ...........       59
       2    Firstmerit Corp. .....................       56
       2    Fremont General Corp. ................       30
       1    Frontier Insurance Group, Inc. .......       12
       0    Gallagher (Arthur J.) & Co. (d).......       20
       3    Greenpoint Financial Corp. ...........       82
       4    Hibernia Corp. .......................       56
       0    Hilb, Rogal & Hamilton Co. (d)........        7
       1    Horace Mann Educators.................       27
       1    HSB Group, Inc. ......................       31
       1    Hudson United Bancorp ................       31
       0    Insurance Auto Auctions, Inc.
              (b)(d)..............................        3
       1    Investment Technology Group...........       16
       1    Jefferies Group, Inc. ................       15
       0    JSB Financial, Inc. (d)...............       10
       1    Keystone Financial, Inc. .............       34
       1    Legg Mason, Inc. .....................       50
       1    MAF Bancorp, Inc. ....................       15
       2    Marshall & Ilsley Corp. ..............      155
       2    Mercantile Bankshares Corp. ..........       57
       1    Mutual Risk Management Ltd............       30
       1    National City Corp. ..................       41
       3    North Fork Bancorp, Inc. .............       70
       3    Old Kent Financial Corp. .............      106
       3    Old Republic International Corp. .....       54
       1    Orion Capital Corp. ..................       22
       2    Pacific Century Financial Corp. ......       39
       0    Paine Webber Group, Inc. (d)..........        9
       1    Pioneer Group, Inc. ..................       10
       1    PMI Group, Inc. ......................       44
       1    Premier Bancshares, Inc. .............       11
       2    Protective Life Corp. ................       50
       1    Provident Bankshares Corp. ...........       15
       1    Provident Financial Group.............       44
       1    Queens County Bancorp, Inc. ..........       16
       1    Radian Group, Inc. ...................       24
       1    Raymond James Financial, Inc. ........       26
       2    Reliastar Financial Corp. ............       92
       1    Riggs National Corp. Washington
              D.C. ...............................       14
       1    Selective Insurance Group.............       11
       1    Silicon Valley Bankshares.............       12
       4    Sovereign Bancorp, Inc. ..............       44
       1    St Paul Bancorp, Inc. ................       26

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
       1    Susquehanna Bancshares, Inc. .........  $    14
       3    T Rowe Price Associates...............      107
       2    TCF Financial Corp. ..................       56
       0    Trenwick Group, Inc. (d)..............        7
       1    Trustco Bank Corp. New York...........       16
       0    U S Trust Corp. (d)...................       37
       1    United Bankshares, Inc. ..............       27
       1    UST Corp. ............................       30
       1    Whitney Holding Corp. ................       20
       1    Wilmington Trust Corp. ...............       46
       0    Xl Capital Ltd. (d)...................       21
       2    Zions Bancorp.........................      114
                                                    -------
                                                      3,800
                                                    -------
Health Care (9.8%):
       1    Acuson Corp. (b)......................       10
       0    ADAC Laboratories (d).................        3
       1    Advanced Tissue Sciences, Inc. (b)....        3
       1    Alliance Pharmaceutical Corp. ........        2
       1    Alpharma, Inc. .......................       21
       1    Apria Healthcare Group................       20
       1    Ballard Medical Products..............       16
       1    Barr Laboratories, Inc. (b)...........       20
       1    Beckman Coulter, Inc. ................       34
       3    Bergen Brunswig Corp. ................       44
       2    Beverly Enterprises, Inc. ............       19
       1    Bindley Western Industries, Inc. .....       15
       1    Bio-Technology General Corp. .........        7
       3    Biogen, Inc. (b)......................      218
       1    Biomatrix, Inc. (b)...................       11
       1    Carter Wallace, Inc. .................       22
       2    Centocor, Inc. (b)....................       75
       1    Cephalon, Inc. (b)....................       10
       4    Chiron Corp. (b)......................       86
       1    Concentra Managed Care, Inc. .........       15
       0    Cooper Cos., Inc. (d).................        7
       1    COR Therapeutics, Inc. ...............        7
       1    Covance, Inc. (b).....................       31
       1    Coventry Health Care, Inc. ...........       15
       0    Curative Health Services, Inc.
              (b)(d)..............................        2
       1    Cygnus, Inc. .........................        7
       0    Datascope Corp. (b)(d)................       11
       1    Dendrite International, Inc. .........       18
       1    Dentsply International, Inc. .........       34
       0    Diagnostic Products Corp. (d).........        8
       1    Dura Pharmaceuticals, Inc. ...........       13
       1    Enzo Biochem, Inc. ...................        5
       1    Express Scripts, Inc. (b).............       48
       1    First Health Group Corp. (b)..........       30

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
       2    Forest Laboratories (b)...............  $    88
       3    Foundation Health Systems (b).........       42
       1    Genesis Health........................        2
       2    Genzyme Corp. (b).....................       92
       6    Health Management Association, Inc.
              (b).................................       65
       2    Hillenbrand Industries, Inc. .........       65
       0    Hologic, Inc. (d).....................        2
       2    ICN Pharmaceuticals, Inc. ............       56
       1    IDEC Pharmaceuticals Corp. ...........       39
       1    IDEXX Laboratories, Inc. (b)..........       21
       1    Immune Response Corp. ................        3
       1    Incyte Pharmaceuticals, Inc. (b)......       16
       1    Integrated Health Services, Inc.
              (b).................................        9
       1    Invacare Corp. .......................       19
       3    Ivax Corp. ...........................       37
       1    Jones Pharma, Inc. ...................       28
       1    Lincare Holdings, Inc. (b)............       35
       1    Liposome, Inc. (b)....................       15
       1    Magellan Health Services, Inc. .......        7
       1    Mariner Post Acute Network (b)........        1
       0    Maxxim Medical, Inc. (d)..............        7
       1    MedImmune, Inc. (b)...................       81
       1    Medquist, Inc. (b)....................       31
       1    Mentor Corp. (b)......................        9
       3    Mylan Laboratories....................       80
       3    NBTY, Inc. ...........................       19
       0    NCS HealthCare, Inc. (d)..............        2
       1    North American Vaccine, Inc. .........        3
       1    Noven Pharmaceuticals, Inc. ..........        3
       2    Omnicare, Inc. .......................       25
       1    Organogenesis, Inc. ..................        6
       1    Orthodontic Centers of America,
              Inc. ...............................       16
       1    Owens & Minor, Inc. Holding Co. ......        8
       2    Oxford Health Plans...................       28
       1    PacifiCare Health Systems, Inc. ......       72
       1    Parexel International Corp. (b).......        8
       1    Patterson Dental Co. (b)..............       31
       0    Pediatrix Medical Group, Inc.
              (b)(d)..............................        6
       1    Pharmaceutical Product Development....       14
       2    Phycor, Inc. .........................       13
       0    Priority Healthcare Corp. (d).........       16
       0    Protein Design Labs, Inc. (b)(d)......        9
       2    PSS World Medical, Inc. (b)...........       18
       2    Quorum Health Group, Inc. ............       20
       1    Regeneron Pharmaceutical..............        5
       1    Renal Care Group, Inc. ...............       26
       1    Respironics, Inc. ....................       11
       1    Roberts Pharmaceutical Corp. .........       17
       1    Safeskin Corp. (b)....................       16

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
       1    Sepracor, Inc. .......................  $    57
       1    Sierra Health Services (b)............        9
       1    Sola International, Inc. .............       10
       0    Spacelabs Medical, Inc. (d)...........        4
       2    Steris Corp. (b)......................       45
       2    Stryker Corp. ........................      131
       1    Summit Technology, Inc. ..............       15
       1    Sunrise Medical, Inc. ................        4
       2    Sybron International Corp. (b)........       66
       0    Syncor International Corp. (d)........       11
       2    Total Renal Care Holdings (b).........       30
       1    Trigon Healthcare, Inc. (b)...........       36
       1    US Bioscience, Inc. ..................        6
       1    Universal Health Services, Inc. (b)...       38
       1    US Oncology Inc. .....................        8
       1    Varian Medical Systems, Inc. .........       20
       1    Vertex Pharmaceuticals, Inc. .........       14
       1    VISX, Inc. (a)........................      111
       0    Vital Signs, Inc. (d).................        6
       1    Warner Lambert Co. ...................       43
       2    Watson Pharmaceuticals, Inc. (b)......       77
       1    Zenith National Insurance.............       12
                                                    -------
                                                      2,882
                                                    -------
Industrial Goods & Services (0.5%):
       0    Chemfirst, Inc. (d)...................       10
       0    Esterline Technologies Corp. (d)......        6
       2    Ethyl Corp. ..........................       11
       1    Ferro Corp. ..........................       22
       1    Hanna (M.A.) Co. .....................       18
       0    Hauser, Inc. (d)......................        1
       1    Lilly Industries, Inc. ...............        9
       0    O'Sullivan Corp. (d)..................        4
       0    Quaker Chemical Corp. (d).............        3
       3    RPM Ohio, Inc. .......................       36
       0    Tetra Technologies, Inc. (d)..........        3
       1    Wellman, Inc. ........................       11
                                                    -------
                                                        134
                                                    -------
Machinery & Equipment (0.5%):
       1    Agco Corp. ...........................       16
       1    Albany International Corp. ...........       15
       1    Applied Power, Inc. ..................       26
       0    Astec Industries Inc. (d).............       16
       0    Flow International Corp. (d)..........        3
       0    Gardner Denver Machinery, Inc. (d)....        6
       1    Helix Technology Corp. ...............       12
       1    JLG Industries Inc. ..................       21
       0    Lindsay Manufacturing Co. (d).........        5

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Machinery & Equipment, continued:
       1    Magnetek, Inc. .......................  $     7
       0    Robbins & Myers, Inc. (d).............        4
       0    Speedfam-Ipec, Inc. (d)...............        6
       0    Thomas Industries, Inc. (d)...........        8
                                                    -------
                                                        145
                                                    -------
Medical Supplies (0.0%):
       0    Genzyme Surgical Products (d).........        1
                                                    -------
Multi-Industry (0.2%):
       0    Canandaigua Brands, Inc. (d)..........       21
       2    Whitman Corp. ........................       41
                                                    -------
                                                         62
                                                    -------
Oil & Gas (0.2%):
       1    Barrett Resources Corp. ..............       27
       1    Benton Oil & Gas Coic Co. ............        1
       1    Halter Marine Group, Inc. ............        4
       1    Input/Output, Inc. ...................        8
       0    Remington Oil & Gas Corp. (d).........        2
       0    Seacor Holdings, Inc. (d).............       16
       0    St. Mary Land & Exploration (d).......        4
                                                    -------
                                                         62
                                                    -------
Raw Materials (4.2%):
       1    A. Schulman, Inc. ....................       12
       2    Airgas, Inc. (b)......................       20
       1    AK Steel Holding Corp. ...............       32
       1    Albemarle Corp. ......................       25
       1    Amcol International Corp. ............        9
       1    Authentic Fitness Corp. ..............        9
       1    Barnes Group, Inc. ...................       11
       1    Birmingham Steel Corp. ...............        3
       1    Black Hills Corp. ....................       12
       0    Brush Wellman, Inc. (d)...............        7
       1    Buckeye Technologies, Inc. (b)........       12
       1    Burlington Industries, Inc. ..........       12
       2    Cabot Corp. ..........................       36
       1    Cambrex Corp. ........................       16
       1    Caraustar Industries, Inc. ...........       15
       0    Church & Dwight, Inc. (d).............       17
       0    Cleveland Cliffs, Inc. (d)............       10
       1    Coeur D'Alene Mines Corp. ............        2
       0    Commercial Metals Co. (d).............        9
       0    Commonwealth Industries, Inc. (d).....        5
       1    Cone Mills Corp. .....................        4
       2    Crompton & Knowles Corp. .............       31
       1    Cytec Industries, Inc. (b)............       32
       1    Delta Woodside Industries, Inc. ......        3
       1    Dexter Corp. .........................       20
       0    Dixie Group, Inc. (d).................        2

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
       1    Donaldson C., Inc. ...................  $    27
       0    Fuller (H. B.) Co. (d)................       21
       1    Geon Co. .............................       16
       1    Georgia Gulf Corp. ...................       12
       1    Glatfelter (P. H.) Co. ...............       13
       1    Hecla Mining Co. .....................        2
       3    IMC Global, Inc. .....................       45
       1    Interface, Inc. ......................       10
       1    Intermet Corp. .......................        8
       1    Kaydon Corp. .........................       24
       1    Lubrizol Corp. .......................       36
       2    Lyondell Petrochemical Co. ...........       36
       1    Macdermid, Inc. ......................       28
       1    Mascotech, Inc. ......................       17
       1    Material Sciences Corp. ..............       11
       0    Maxxam, Inc. (b)(d)...................       10
       1    McWhorter Technologies, Inc. (b)......       10
       1    Minerals Technologies, Inc. ..........       28
       1    Mississippi Chemical Corp. ...........        6
       1    Mueller Industries, Inc. (b)..........       27
       1    Olin Corp. ...........................       17
       1    OM Group, Inc. .......................       17
       1    Oregon Steel Mills, Inc. .............        8
       0    Penford Corp. (d).....................        2
       2    Placer Dome Inc. .....................       20
       0    Pope & Talbot, Inc. (d)...............        4
       0    Quanex Corp. (d)......................        9
       1    RTI International Metals, Inc. .......        7
       0    Schweitzer-Mauduit International,
              Inc. (d)............................        5
       3    Solutia, Inc. ........................       59
       0    Steel Technologies, Inc. (d)..........        2
       1    Stillwater Mining Co. (b).............       25
       1    Texas Industries, Inc. ...............       19
       0    The Scotts Co. (b)(d).................       19
       1    Tower Automotive Inc. ................       28
       1    Tredegar Industries, Inc. ............       17
       1    Triarc Co., Inc. (b)..................       15
       2    Unisource Worldwide, Inc. ............       19
       0    USA Detergents Inc. (d)...............        2
       2    Vulcan Materials Co. .................      110
       1    Wausau-Mosinee Paper Corp. ...........       22
       0    Wheeling Pittsburgh Steel Co. (d).....        3
       1    Witco Corp. ..........................       26
       0    Wolverine Tube, Inc. (b)(d)...........        8
       1    Wolverine World Wide, Inc. ...........       14
                                                    -------
                                                      1,230
                                                    -------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail (7.5%):
       2    Abercrombie & Fitch Co. (b)...........  $   110
       1    AnnTaylor Stores Corp. (b)............       27
       1    Applebee's International, Inc. .......       21
       0    Aviation Sales Co. (d)................       12
       0    Baker (J.), Inc. (d)..................        3
       3    Bed Bath & Beyond (b).................      124
       2    BJ's Wholesale Club, Inc. (b).........       51
       1    Bob Evans Farms, Inc. ................       19
       1    Bombay Co., Inc. (The)................        6
       0    Books-A-Million, Inc. (d).............        3
       2    Borders Group, Inc. (b)...............       28
       2    Brinker International, Inc. (b).......       41
       0    Brown Shoe Company, Inc. (d)..........        9
       1    Buffets, Inc. ........................       12
       0    Building Material Holding Co. (d).....        3
       1    Casey's General Stores................       18
       1    Cash America International............        6
       1    Cato Corp. ...........................        7
       1    CBRL Group, Inc. .....................       23
       0    CEC Entertainment, Inc. (b)(d)........       17
       1    Cheesecake Factory (The), Inc. .......       15
       1    CKE Restaurants, Inc. ................       18
       1    Claire's Stores, Inc. ................       31
       2    CompUSA, Inc. (b).....................       16
       1    Consolidated Products, Inc. (b).......       11
       0    Damark International, Inc. (d)........        1
       0    Discount Auto Parts, Inc. (d).........       10
       1    Dollar Tree Stores, Inc. (b)..........       62
       1    Dress Barn, Inc. (b)..................        8
       0    Enesco Group, Inc. (d)................        9
       4    Family Dollar Stores, Inc. ...........       96
       1    Fastenal Co. .........................       47
       1    Footstar, Inc. (b)....................       22
       2    General Nutrition Co., Inc. (b).......       35
       1    Goody's Family Clothing, Inc. ........        8
       0    Gottschalks, Inc. (d).................        3
       1    Gymboree Corp. .......................        5
       0    Haggar Corp. (d)......................        3
       0    Hancock Fabrics, Inc. (d).............        2
       1    Hannaford Brothers Co. ...............       54
       1    Hartmarx Corp. .......................        3
       1    Heilig-Meyers Co. ....................       10
       1    IHOP Corp. ...........................       12
       0    Jo-Ann Stores, Inc. (d)...............        6
       3    Jones Apparel Group, Inc. (b).........       94
       1    Just For Feet.........................        4
       1    Landry's Seafood Restaurants..........        6
       1    Lands End, Inc. (b)...................       34
       0    Lillian Vernon Corp. (d)..............        3

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail, continued:
       1    Linens 'N Things, Inc. ...............  $    39
       1    Lone Star Steakhouse & Saloon.........        8
       1    Lubys Cafeterias, Inc. ...............        8
       1    Men's Wearhouse, Inc. (b).............       20
       1    Michael's Stores, Inc. (b)............       21
       1    Micro Warehouse, Inc. (b).............       14
       1    O'Reilly Automotive, Inc. ............       30
       1    Oceaneering International, Inc. ......        8
       3    OfficeMax, Inc. (b)...................       35
       2    Outback Steakhouse, Inc. (b)..........       67
       1    Pacific Sunwear Of California.........       18
       1    Panera Bread Co. .....................        4
       1    Payless Shoesource, Inc. (b)..........       43
       1    Phillips-Van Heusen...................        6
       2    Pier 1 Imports, Inc. .................       25
       1    Regis Corp. ..........................       16
       1    Richfood Holdings, Inc. ..............       19
       1    Ross Stores, Inc. ....................       55
       1    Ruby Tuesday, Inc. ...................       13
       1    Ruddick Corp. ........................       22
       1    Russ Berrie & Co, Inc. ...............       12
       1    Ryan's Family Steakhouses, Inc. ......       10
       3    Saks, Inc. (b)........................       95
       1    Sbarro, Inc. .........................       14
       1    Shopko Stores, Inc. (b)...............       22
       0    Sonic Corp. (d).......................       13
       1    Sports Authority, Inc. (b)............        3
       6    Starbucks Corp. (b)...................      226
       1    Stein Mart, Inc. (b)..................        9
       1    Stride Rite Corp. ....................       11
       0    Taco Cabana, Inc. (d).................        3
       1    TCBY Enterprises, Inc. ...............        8
       1    Tiffany & Co. ........................       77
       1    Williams Sonoma, Inc. (b).............       45
       1    Zale Corp. (b)........................       32
                                                    -------
                                                      2,219
                                                    -------
Shelter (2.8%):
       2    American Standard Co. (b).............       75
       1    Bowater, Inc. ........................       57
       1    Champion Enterprises, Inc. (b)........       20
       1    Chesapeake Corp. .....................       19
       3    Clayton Homes, Inc. ..................       38
       2    Consolidated Papers, Inc. ............       56
       1    D.R. Horton, Inc. ....................       23
       1    Ethan Allen Interiors, Inc. ..........       34
       1    Fedders Corp. ........................        5
       0    Florida Rock Industries, Inc. (d).....       18
       1    Furniture Brands International,
              Inc. ...............................       33

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Shelter, continued:
       2    Georgia Pacific Timber Corp. .........  $    51
       0    Juno Lighting, Inc. (d)...............       10
       5    Leggett & Platt, Inc. ................      124
       0    Libbey, Inc. (d)......................       12
       1    Lone Star Industries, Inc. ...........       23
       0    MDC Holdings, Inc. (d)................        9
       1    Modine Manufacturing Co. .............       23
       1    Oakwood Homes Corp. ..................       14
       1    Pentair, Inc. ........................       41
       1    Rayonier, Inc. .......................       30
       0    Ryland Group, Inc. (d)................        9
       3    Shaw Industry, Inc. ..................       53
       0    Skyline Corp. (d).....................        6
       1    Toll Brothers, Inc. ..................       17
       0    U S Home Corp. (b)(d).................       11
       1    Winnebago Industries, Inc. ...........       11
                                                    -------
                                                        822
                                                    -------
Technology (22.4%):
       2    Acxiom Corp. (b)......................       45
       0    Adaptive Broadband Corp. (d)..........        7
       3    ADC Telecommunications, Inc. (b)......      141
       1    Allen Telecom, Inc. ..................        6
       5    Altera Corp. (b)......................      166
       0    Amcast Industrial Corp. (d)...........        3
       0    Analog Corp. (b)(d)...................        9
       4    Analog Devices, Inc. .................      186
       1    Analysts International Corp. .........        7
       1    Anixter International, Inc. (b).......       16
       1    Applied Magnetics Corp. ..............        3
       2    Arrow Electronics, Inc. (b)...........       41
       1    Aspect Telecommunications Corp. (b)...       12
       1    Aspen Technology, Inc. ...............        6
       0    AT&T Corp. (d)........................       14
       2    ATMEL Corp. (b).......................       60
       1    Auspex Systems, Inc. .................        7
       1    Avid Technology, Inc. (b).............        8
       1    Avnet, Inc. ..........................       37
       0    Banctec, Inc. (b)(d)..................        8
       1    BE Aerospace, Inc. ...................        9
       0    Benchmark Electronics, Inc. (b)(d)....       11
       1    BMC Industries, Inc. .................        7
       1    Breed Technologies, Inc. .............        2
       1    Brightpoint, Inc. ....................        7
       1    Burr Brown Corp. .....................       29
       1    C Cube Microsystems, Inc. (b).........       29
       0    C&D Technologies, Inc. (d)............        9
       0    C-Cor Electronics (d).................        6
       1    Cable Design Technologies Corp. ......        9

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
       5    Cadence Design Systems, Inc. (b)......  $    65
       1    Cambridge Technology Partners, Inc.
              (b).................................       23
       1    Carpenter Technology Corp. ...........       14
       0    CDI Corp. (b)(d)......................       14
       0    Centigram Communications Corp. (d)....        1
       1    Centurytel, Inc. .....................       33
       1    Cerner Corp. (b)......................       15
       1    Checkpoint Systems, Inc. (b)..........        5
       1    Ciber, Inc. (b).......................       23
       1    Cirrus Logic, Inc. ...................       12
       2    Citrix System, Inc. (b)...............      113
       1    Cognex Corp. .........................       28
       1    Coherent, Inc. .......................        9
       1    Commscope, Inc. ......................       34
       1    Communications Satellite Corp. .......       39
       0    Computer Task Group, Inc. (d).........        7
       2    Comverse Technology, Inc. (b).........      117
       4    Converg's Corp. ......................       67
       1    Cordant Technology, Inc. .............       36
       0    CTS Corp. (d).........................       21
       0    CustomTracks Corp. (d)................       22
       2    Cypress Semiconductor.................       33
       1    Dallas Semiconductor Corp. ...........       35
       0    Dialogic Corp. (b)(d).................       18
       2    Diebold, Inc. ........................       49
       0    Digi International, Inc. (d)..........        3
       1    Digital Microwave Corp. ..............       18
       1    Dionex Corp. .........................       20
       0    Eagle Geophysical, Inc. (d)...........        0
       0    Electro Scientific Industries, Inc.
              (b)(d)..............................       13
       0    Electroglas, Inc. (d).................        8
       1    Electronic Arts, Inc. (b).............       76
       1    Epicor Software Corp. ................        7
       1    Etec Systems, Inc. (b)................       17
       1    Exabyte Corp. ........................        2
       0    Factset Research Systems, Inc. (d)....       17
       0    Fair Issac & Co., Inc. (d)............       11
       1    Filenet Corp. ........................        8
       3    Fiserv, Inc. (b)......................       90
       1    Gencorp, Inc..........................       26
       1    General Communication, Inc............        7
       1    General Semiconductor, Inc............        7
       2    Gentex Corp. (b)......................       48
       1    Gerber Scientific, Inc................       11
       1    Granite Construction, Inc.............       18
       0    Hadco Corp. (b)(d)....................       12
       1    Harbinger Corp. ......................       11
       0    Harmon Industries, Inc. (d)...........        4
       1    Henry (Jack) & Associates, Inc........       20

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
       1    HNC Software, Inc. (b)................  $    18
       1    Hutchinson Technology, Inc. (b).......       17
       1    Hyperion Solutions Corp. (b)..........       12
       1    Inacom Corp. .........................       13
       4    Informix Corp. (b)....................       34
       0    Innovex, Inc. (d).....................        4
       0    Insteel Industries, Inc. (d)..........        2
       2    Integrated Device Tech, Inc. .........       20
       1    International Rectifier Corp. ........       16
       1    Intervoice, Inc. (b)..................        9
       1    Intuit, Inc. (b)......................      126
       0    Itron, Inc. (d).......................        3
       2    Keane, Inc. (b).......................       36
       1    Kemet Corp. ..........................       21
       1    Kent Electronics Corp. ...............       12
       1    Komag, Inc. ..........................        4
       0    Kronos, Inc. (b)(d)...................       14
       1    Lattice Semiconductor Corp. ..........       31
       1    Legato Systems, Inc...................       52
       3    Lexmark International (b).............      198
       4    Linear Technology Corp. (b)...........      236
       1    Litton Industries, Inc. (a)...........       72
       0    Lydall, Inc. (d)......................        3
       1    Macromedia, Inc. (b)..................       32
       0    Marshall Industries Corp. (b)(d)......       14
       1    Martin Marietta Materials, Inc. ......       65
       3    Maxim Integrated Products, Inc. (b)...      206
       2    Mentor Graphics Corp. ................       19
       1    Mercury Interactive Corp. (b).........       28
       2    Meritor Automotive, Inc. .............       41
       1    Methode Electronics...................       18
       1    Micrel Semiconductor, Inc. ...........       37
       1    Microchip Technology, Inc. (b)........       57
       0    Micros Systems, Inc. (b)(d)...........       14
       1    Midway Games, Inc. ...................       10
       1    National Computer System, Inc. .......       27
       1    National Data Corp. ..................       34
       1    National Instruments Corp. (b)........       32
       2    NCR Corp. (b).........................      112
       1    Network Equipment Tech, Inc. .........        5
       3    Networks Associates, Inc. (b).........       44
       1    Novellus Systems, Inc. (b)............       61
       0    Oak Industries, Inc. (b)(d)...........       17
       1    Oea, Inc. ............................        4
       2    P-Com, Inc. ..........................       11
       0    Park Electrochemical Corp. (d)........        6
       1    Photronics, Inc. (b)..................       15
       1    Picturetel Corp. .....................        6
       1    Pioneer Standard Electronics..........        7

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
       0    Plantronics, Inc. (d).................  $    26
       2    Platinum Technology International,
              Inc. (b)............................       67
       0    Plexus Corp. (b)(d)...................        9
       1    Policy Management Systems Corp. (b)...       24
       0    Progress Software Corp. (b)(d)........       11
       3    Qualcomm, Inc. (b)....................      475
       4    Quantum Corp. (b).....................       94
       2    Rational Software Corp. ..............       66
       1    Read-Rite Corp. ......................        7
       2    Reynolds & Reynolds...................       42
       1    S3, Inc. .............................       11
       1    Sanmina Corp. (b).....................       99
       1    SCI Systems, Inc. (b).................       67
       0    SEI Corp. (d).........................       35
       1    Seitel, Inc. .........................        8
       2    Sensormatic Electronics Corp. ........       24
       1    Sequent Computer......................       16
       2    Siebel Systems, Inc. (b)..............      133
       0    Simpson Industries, Inc. (d)..........        4
       0    Spartan Motors, Inc. (d)..............        2
       0    Standard Microsystems Corp. (d).......        2
       0    Standard Motor Products (d)...........        7
       0    Standard Products Co. (d).............       10
       2    Sterling Commerce, Inc. (b)...........       80
       2    Sterling Software, Inc. ..............       51
       2    Storage Technology Corp. (b)..........       54
       1    Structual Dynamics Research Corp. ....       15
       3    Sungard Data Systems, Inc. (b)........       90
       1    Symantec Corp. (b)....................       33
       1    Symbol Technologies, Inc. ............       39
       0    Symmetricom, Inc. (d).................        2
       2    Synopsys, Inc. (b)....................       88
       1    System Software Association, Inc. ....        2
       1    Talk.Com, Inc. .......................       12
       1    TBC Corp. ............................        4
       1    TCSI Corp. ...........................        1
       1    Tech Data Corp. (b)...................       46
       0    Technitrol, Inc. (d)..................       13
       1    Technology Solutions Co. .............       10
       1    Teleflex, Inc. .......................       39
       0    Telxon Corp. (d)......................        3
       2    Teradyne, Inc. (b)....................      136
       1    Tetra Tech, Inc. .....................       14
       0    Three-Five Systems, Inc. (d)..........        3
       1    Titan International, Inc. ............        6
       1    Trimble Navigation Ltd................        6
       1    Ucar International, Inc. .............       25

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
       1    Ultratech Stepper, Inc. ..............  $    17
       0    United Illuminating Co. (d)...........       13
       1    United Technologies Corp. ............       48
       1    Unitrode Corp. (b)....................       20
       1    Valence Technology, Inc. .............        4
       1    Vantive Corp. ........................        7
       2    Vishay Intertechnology, Inc. (b)......       42
       2    Vitesse Semiconductor Corp. (b).......      115
       0    Watkins-Johnson Co. (d)...............        6
       0    Whittaker Corp. (b)(d)................       11
       1    Whittman-Hart, Inc. (b)...............       38
       1    X-Rite, Inc. .........................        3
       3    Xilinx, Inc. (b)......................      189
       1    Xircom, Inc. (b)......................       15
       1    Zebra Technologies Corp. (b)..........       27
                                                    -------
                                                      6,628
                                                    -------
Transportation (2.4%):
       1    Air Express International Corp. ......       22
       1    Airborne Freight Corp. ...............       33
       1    Alaska Air Group, Inc. (b)............       26
       1    Alexander & Baldwin, Inc. ............       24
       1    American Freightways Corp. ...........       14
       0    Arkansas Best Corp. (d)...............        4
       1    Arnold Industries, Inc. ..............        8
       1    CNF Transportation, Inc. .............       42
       2    Comair Holdings, Inc. ................       47
       1    Expeditors International of
              Washington, Inc. ...................       30
       1    Fritz Cos., Inc. .....................        9
       1    GATX Corp. ...........................       43
       1    Heartland Express, Inc. (b)...........       11
       1    Hunt (J. B.) Transport Services,
              Inc. ...............................       13
       3    Kansas City Southern Industries,
              Inc. ...............................      159
       1    Kirby Corp. (b).......................       11
       0    Landstar System, Inc. (b)(d)..........        7
       0    M S Carriers, Inc. (b)(d).............        9
       1    Mesa Air Group, Inc. .................        5
       1    Newport News Shipbuilding, Inc. ......       24
       1    Offshore Logistics, Inc. (b)..........        6
       1    Overseas Shipholding Group, Inc. .....       18
       0    Pittston BAX Group (d)................        4
       0    Railtex, Inc. (d).....................        3
       1    Rollins Truck Leasing Corp. ..........       14
       1    Skywest, Inc. ........................       27
       1    US Freightways Corp. .................       28
       1    Werner Enterprise, Inc. ..............       22

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Transportation, continued:
       1    Wisconsin Central Transportation Corp.
              (b).................................  $    23
       1    Yellow Corp. .........................       11
                                                    -------
                                                        697
                                                    -------
Utilities (8.2%):
       1    AGL Resources, Inc. ..................       24
       3    Allegheny Energy, Inc. ...............       90
       0    American States Water Co. (b)(d)......        6
       2    American Water Works, Inc. ...........       58
       0    Aquarion Co. (d)......................       10
       1    Baldor Electric Co. ..................       16
       0    Bangor Hydro-Electric Co. (d).........        3
       0    Cascade Natural Gas Corp. (d).........        4
       0    Central Hudson Gas/Elec. (d)..........       17
       0    Central Vermont Public Services (d)...        4
       0    Cilcorp, Inc. (d).....................       25
       3    Cincinnati Bell, Inc. ................       77
       1    Cmp Group, Inc. ......................       18
       2    CMS Energy Corp. .....................      101
       3    Conectiv, Inc. .......................       61
       0    Connecticut Energy Corp. (d)..........        8
       1    Devon Energy Corp., Oklahoma..........       25
       4    DPL Corp. ............................       68
       1    Eastern Utilities Associates..........       15
       3    El Paso Energy Corp. .................       98
       3    Energy East Corp. ....................       75
       0    Green Mountain Power Corp. (d)........        1
       1    Hawaiian Electric Industries, Inc. ...       25
       1    Idacorp, Inc. ........................       28
       2    Illinova Corp. .......................       44
       1    Indiana Energy, Inc. .................       14
       2    Ipalco Enterprises, Inc. .............       42
       1    Kansas City Power & Light Co. ........       36
       3    Keyspan Corp. ........................       88
       3    L G & E Energy Corp. .................       62
       2    MCN Energy Group, Inc. ...............       38
       2    Minnesota Power & Light Co. ..........       34
       1    Montana Power Co. ....................       92
       1    National Fuel Gas Co. ................       47
       1    Nevada Power Co. (b)..................       33
       1    New England Electric System...........       70
       0    New Jersey Resources Corp. (d)........       15
       3    Nisource, Inc. .......................       75
       3    Northeast Utilities (b)...............       53
       1    Northwest Natural Gas.................       14
       2    OGE Energy Corp. .....................       45
       0    Orange & Rockland Utilities (d).......       18
       1    Philadelphia Suburban Corp. ..........       22

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Utilities, continued:
       2    Pinnacle West Capital Corp. ..........  $    76
       3    Potomac Electric Power Co. ...........       79
       1    Public Service Co. of New Mexico......       18
       1    Public Service Company of North
              Carolina............................       15
       2    Puget Sound Energy, Inc. .............       46
       2    Questar Corp. ........................       39
       2    SCANA Corp. ..........................       56
       1    Southwest Gas Corp. ..................       20
       1    Southwestern Energy Co. ..............        5
       3    TECO Energy, Inc. (b).................       68
       1    Telephone & Data Systems, Inc. .......      103
       0    TNP Enterprises, Inc. (d).............       11
       1    United Water Resources, Inc. .........       20
       2    UtiliCorp United, Inc. ...............       50
       1    Washington Gas Light Co. (b)..........       29
       1    Wicor, Inc. ..........................       25
       3    Wisconsin Energy Corp. ...............       65
                                                    -------
                                                      2,424
                                                    -------
  Total Common Stocks                                28,688
                                                    -------
INVESTMENT COMPANIES (2.2%):
     653    One Group Prime Money Market Fund,
              Class I.............................      653
                                                    -------
  Total Investment Companies                            653
                                                    -------
SHORT-TERM SECURITIES HELD AS COLLATERAL (5.6%):
Master Notes (0.7%):
 $    77    Bear Stearns Mortgage Capital, 6.27%,
              7/6/99*.............................       77
      38    Merrill Lynch, 6.20%, 7/1/99*.........       38
      23    NationsBanc Capital Markets, 6.20%,
              7/1/99*.............................       23
      77    Willamette Industries, Inc., 5.07%,
              9/14/99*............................       77
                                                    -------
                                                        215
                                                    -------
Put Bonds (3.2%):
     104    Amex Centurion, 5.11%, 2/18/00*.......      104
      51    Branch Banking & Trust, 5.14%,
              12/10/99*...........................       51
      33    Branch Banking & Trust, 5.14%,
              5/25/00*............................       33
      77    Caterpillar Finance, 5.20%, 5/1/01*...       77
      64    Chase Manhattan, 5.26%, 5/6/02*.......       64
      59    Evangelical Lutheran, 5.30%,
              4/28/00*............................       59
      64    Fleet National Bank, 5.07%,
              4/18/00*............................       64
      64    GMAC, 5.22%, 5/03/01*.................       64
      26    J.P. Morgan & Co., 5.10%, 5/4/00*.....       26
      64    J.P. Morgan & Co., 5.16%, 5/4/01*.....       64
      64    Lehman Brothers, 5.20%, 7/20/00*......       64
      26    Liberty Lighthouse, 5.15%, 5/5/00*....       26

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Put Bonds, continued:
 $    64    Merrill Lynch, 5.31%, 5/6/02*.........  $    64
      29    Salomon Smith Barney, 5.44%,
              2/5/01*.............................       29
      64    Sigma Finance Inc., 5.14%, 3/31/00*...       64
      77    SPARCC, 5.38%, 3/24/00*...............       77
                                                    -------
                                                        930
                                                    -------
Repurchase Agreements (1.7%):
     192    Goldman Sachs, 6.09%, 7/1/99,
              (Collateralized by $204 various
              Corporate Bonds, 5.33% - 9.88%,
              10/1/99 - 10/30/45, market value
              $203)...............................      192
      22    Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $24 various
              Commercial Papers, 0.00% - 5.06%,
              9/20/99 - 10/4/99, market value
              $24)................................       22

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreements, continued:
 $   154    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $4 various Equity
              Securities, market value $162)......  $   154
     128    Merrill Lynch, 6.10%, 7/1/99,
              (Collateralized by $135 various
              Commercial Papers, 0.00% - 5.12%,
              7/8/99 - 8/2/99, market value
              $135)...............................      128
                                                    -------
                                                        496
                                                    -------
    Total Short-Term Securities Held as Collateral    1,641
                                                    -------
  Total (Cost $26,179) (a)                          $30,982
                                                    =======

------------

Percentages indicated are based on net assets of $29,475.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation......................  $ 7,049
Unrealized depreciation......................   (2,246)
                                               -------
Net unrealized appreciation..................  $ 4,803
                                               =======

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1999.
(d) Rounds to less than 1,000
 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMON STOCKS (94.0%):
ARGENTINA (0.6%):
Banking & Finance (0.1%):
     48     Banco de Galicia Bue, Class B........  $    251
     23     Banco Frances Rio Pl.................       153
                                                   --------
                                                        404
                                                   --------
Beverages & Tobacco (0.0%):
      0     Buenos Aires Embottelladora SA,
              Class B (b)(e).....................         0
                                                   --------
Construction (0.0%):
     68     Astra Cia Argentin (b)...............       122
                                                   --------
Metals & Mining (0.0%):
      6     Siderar SA, Class A..................        20
    156     Siderca SA...........................       209
                                                   --------
                                                        229
                                                   --------
Oil & Gas Exploration, Production & Services (0.4%):
     57     Perez Companc SA.....................       331
     54     YPF Sociedad Anonima.................     2,144
                                                   --------
                                                      2,475
                                                   --------
Telecommunications (0.1%):
    276     Telefonica de Argentina SA, Class
              B..................................       885
                                                   --------
                                                      4,115
                                                   --------
AUSTRALIA (2.4%):
Banking (0.6%):
    136     National Australia Bank, Ltd. .......     2,253
    181     Westpac Banking Corp., Ltd. (c)......     1,172
                                                   --------
                                                      3,425
                                                   --------
Beverages & Tobacco (0.0%):
     68     Coca-Cola Amatil Ltd. ...............       276
                                                   --------
Brewery (0.1%):
    151     Foster's Brewing Group...............       426
                                                   --------
Broadcasting & Publishing (0.3%):
    155     News Corp., Ltd. (b).................     1,322
    144     News Corporation Preferred Limited
              Voting Shares......................     1,099
                                                   --------
                                                      2,421
                                                   --------
Building Products (0.1%):
    162     Boral Ltd. ..........................       276
     89     CSR Ltd. ............................       254
     28     Hardie (James) Industries............        73
     13     Metal Manufactures Limited...........        16
     71     Pioneer International Ltd. ..........       180
                                                   --------
                                                        799
                                                   --------
Chemicals (0.0%):
     33     Orica Ltd. ..........................       179
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Australia, continued:
Containers & Packaging (0.0%):
      5     Amcor Ltd. ..........................  $     29
                                                   --------
Diversified (0.1%):
     44     Futuris Corporation Ltd. ............        64
     15     Smith (Howard) Ltd. .................       115
     82     Southcorp Holdings Ltd. .............       331
                                                   --------
                                                        510
                                                   --------
Engineering (0.0%):
     35     Leighton Holdings Ltd. ..............       137
                                                   --------
Entertainment (0.0%):
      3     Publishing and Broadcasting..........        20
     14     Tabcorp Holdings Ltd. ...............        95
                                                   --------
                                                        115
                                                   --------
Food Products & Services (0.0%):
    284     Goodman Fielder Ltd. ................       253
                                                   --------
Gas Utility (0.1%):
     71     Australian Gas Light Co. ............       431
                                                   --------
Insurance (0.2%):
     93     Amp Ltd. ............................     1,012
     37     QBE Insurance Group Ltd. ............       140
                                                   --------
                                                      1,152
                                                   --------
Manufacturing-Capital Goods (0.0%):
    110     Pacific Dunlop Ltd. .................       159
                                                   --------
Metals (0.0%):
      5     Iluka Resources Ltd. ................        10
                                                   --------
Metals & Mining (0.2%):
    131     Broken Hill Proprietary Co., Ltd. ...     1,513
     74     Santos Ltd. .........................       242
     13     WMC Ltd. ............................        56
                                                   --------
                                                      1,811
                                                   --------
Metals (Non-ferrous) (0.0%):
      8     Rio Tinto Ltd. ......................       134
                                                   --------
Real Estate (0.2%):
    186     General Property Trust...............       303
     42     Lend Lease Corp. ....................       571
    135     Stockland Trust Group................       309
    174     Westfield Trust......................       351
                                                   --------
                                                      1,534
                                                   --------
Retail-Stores/Catalog (0.1%):
    138     Coles Myer Ltd. .....................       804
                                                   --------
Services (0.1%):
     24     Brambles Industries Ltd. ............       632
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Australia, continued:
 Telecommunications-Equipment (0.3%):
    375     Telstra Corporation Ltd. ............  $  2,147
                                                   --------
Tobacco (0.0%):
      5     Rothmans Holdings....................        49
                                                   --------
                                                     17,433
                                                   --------
AUSTRIA (1.3%):
Airlines (0.1%):
     19     Austrian Airlines....................       459
                                                   --------
Banking & Finance (0.5%):
     56     Bank Austria AG, Participating
              Certificates.......................     2,921
                                                   --------
Beverages & Tobacco (0.0%):
      4     Osterreichische Brau-Beteiligungs
              AG.................................       175
                                                   --------
Building Products (0.1%):
     19     Wienerberger Baustoffindustrie AG....       492
                                                   --------
Chemicals (0.0%):
      3     Lenzing AG...........................       145
                                                   --------
Engineering (0.1%):
      7     VA Technologie AG....................       589
                                                   --------
Environmental Services (0.0%):
      1     BWT AG...............................       208
                                                   --------
Insurance (0.1%):
      3     EA-Generali AG.......................       523
                                                   --------
Miscellaneous Materials & Commodities (0.0%):
     10     Radex-Heraklith Industriebeteiligungs
              AG.................................       278
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
     11     OMV AG...............................     1,012
                                                   --------
Paper Products (0.0%):
      1     Mayr-Melnhof Karton AG...............        36
                                                   --------
Steel (0.0%):
      2     Boehler Uddeholm.....................       119
                                                   --------
Telecommunications-Services and Equipment (0.3%):
     14     Osterreichische
              Elekrizitaitswirtschafts-AG, Class
              A (b)..............................     1,973
                                                   --------
Tobacco (0.0%):
      5     Austria Tabakwerke AG................       315
                                                   --------
Transportation (0.0%):
      8     Flughafen Wien AG....................       350
                                                   --------
                                                      9,595
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
BELGIUM (1.5%):
Automotive (0.0%):
      0     SA D'Ieteren NV (e)..................  $    185
                                                   --------
Banking (0.2%):
     30     Kredietbank NV.......................     1,782
     13     Kredietbank Strip (b)................         0
                                                   --------
                                                      1,782
                                                   --------
Chemicals (0.1%):
      9     Solvay SA............................       626
                                                   --------
Electric Utility (0.1%):
      7     Tractebel Inv Cap....................     1,010
                                                   --------
Industrial Holding Company (0.1%):
      3     Groupe Bruxelles Lambert SA..........       578
                                                   --------
Insurance (0.4%):
     67     Foritg AG............................     2,114
                                                   --------
Merchandising (0.1%):
      7     Delhaize-Le Lion SA..................       613
                                                   --------
Metals & Mining (0.0%):
      3     Union Miniere Group..................       123
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
      3     PetroFina SA.........................     1,476
                                                   --------
Pharmaceuticals (0.1%):
     13     UCB Cap Npv Ord......................       544
                                                   --------
Retail-Stores/Catalog (0.0%):
      0     Colrayt (e)..........................        66
                                                   --------
Telecommunications-Services and Equipment (0.2%):
      5     Electrabel SA........................     1,622
                                                   --------
                                                     10,739
                                                   --------
BRAZIL (0.2%):
Auto Parts (0.0%):
      8     Marcopolo SA.........................         9
                                                   --------
Banking (0.0%):
  2,485     Banco do Estado De SA................       106
  3,218     Uniao de Bancos Brasileir............        54
                                                   --------
                                                        160
                                                   --------
Beverages & Tobacco (0.0%):
     41     Companhia Cervejaria Brahma..........        16
                                                   --------
Chemicals (0.0%):
     41     White Martins SA.....................        19
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Brazil, continued:
Electric Utility (0.2%):
 43,175     Centrais Electricas Brasileiras SA...  $    817
  8,991     Centrais Geradoras (b)...............         7
    195     Cia Paulista De Forca E Luz..........        12
                                                   --------
                                                        836
                                                   --------
Gaming (0.0%):
      5     Companhia Vidraria Santa Maria.......         6
                                                   --------
Steel (0.0%):
  3,589     Companhia Siderurgica Nacional.......        92
                                                   --------
Telecommunications (0.0%):
  1,865     Embratel Participacoes SA (b)........        14
  1,865     Tele Centro Sul Participacoes (b)....        10
  1,865     Tele Norte Leste Participacoes (b)...        17
  1,865     Telesp Celular Participacoes.........        10
    193     Telesp Celular SA....................         6
  1,865     Telesp Participacoes SA..............        23
                                                   --------
                                                         80
                                                   --------
Tobacco (0.0%):
     33     Souza Cruz SA........................       232
                                                   --------
                                                      1,450
                                                   --------
CHILE (0.4%):
Banking & Finance (0.0%):
      7     Banco de Santiago ADR................       140
                                                   --------
Beverages & Tobacco (0.1%):
     11     Embotelladora Andina SA ADR..........       174
      7     Embotelladora Andina SA, Series A
              ADR................................       137
      5     Vina Concho y Toro SA ADR............       162
                                                   --------
                                                        473
                                                   --------
Chemicals (0.0%):
      6     Quimica Y Minera Chile SA ADR........       227
                                                   --------
Electric Utility (0.1%):
      2     Chilectra SA ADR.....................        48
     23     Enersis SA ADR.......................       518
     15     Gener SA ADR.........................       259
                                                   --------
                                                        825
                                                   --------
Forest Products (0.0%):
     14     Masisa SA ADR........................       145
                                                   --------
Metals & Mining (0.0%):
     17     Madeco SA ADR........................       175
                                                   --------
Packaging (0.0%):
      9     Cristalerias de Chile ADR............       131
                                                   --------
Pharmaceuticals (0.0%):
      9     Laboratorio Chile ADR................       162
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Chile, continued:
Telecommunications (0.2%):
     35     Telecomunicaciones de Chile SA ADR...  $    859
                                                   --------
                                                      3,137
                                                   --------
DENMARK (1.1%):
Banking & Finance (0.3%):
      7     Danske Bank..........................       808
      8     Unidanmark A/S, Class A..............       541
                                                   --------
                                                      1,349
                                                   --------
Beverages & Tobacco (0.0%):
      3     Carlsberg A/S, Class A...............       119
      3     Carlsberg A/S, Class B...............       140
                                                   --------
                                                        259
                                                   --------
Commercial Services (0.0%):
      4     ISS International Service System A/S,
              Class B (b)........................       198
                                                   --------
Diversified (0.0%):
     13     Superfos A/S.........................       171
                                                   --------
Electronics (0.0%):
      2     Bang & Olufsen Holding...............       118
                                                   --------
Engineering (0.0%):
      6     FLS Industries A/S B.................       152
                                                   --------
Food Products & Services (0.1%):
      9     Danisco A/S..........................       384
                                                   --------
Pharmaceuticals (0.1%):
      9     Novo Nordisk A/S, Class B............       994
                                                   --------
Telecommunications (0.1%):
     22     Tele Danmark A/S, Class B............     1,088
                                                   --------
Telecommunications-Equipment (0.0%):
      2     GN Store Nord........................        71
                                                   --------
Transportation & Shipping (0.5%):
      0     D/S 1912, Class B (e)................     1,490
      0     D/S Svendborg A/S, Class B (e).......     1,462
      5     SAS Danmark A/S......................        47
                                                   --------
                                                      2,999
                                                   --------
                                                      7,783
                                                   --------
FINLAND (1.0%):
Banking & Finance (0.1%):
     67     Merita Ltd., Class A.................       381
                                                   --------
Computer Software (0.0%):
      0     Tieto Corp, Class B (e)..............        20
                                                   --------
Food Products & Services (0.0%):
     13     Raisio Group PLC.....................       123
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Finland, continued:
 Forest Products (0.1%):
     22     UPM-Kymmene Corp. ...................  $    671
                                                   --------
Health Care (0.0%):
      3     Instrumentarium Group, Series A......       130
                                                   --------
Insurance (0.0%):
      4     Pohjola Insurance Group, Class B.....       180
      6     Sampo Insurance Co. .................       159
                                                   --------
                                                        339
                                                   --------
Metals (0.0%):
     20     Outokumpo OY, Class A................       226
                                                   --------
Telecommunications (0.8%):
     57     Nokia Oyj, Class A...................     4,997
     23     Sonera Group Oyj.....................       497
                                                   --------
                                                      5,494
                                                   --------
                                                      7,384
                                                   --------
FRANCE (9.2%):
Aluminum (0.0%):
      4     Pechiney SA, Class A.................       161
                                                   --------
Appliances & Household Products (0.0%):
      0     Group Seb SA (e).....................        25
                                                   --------
Automotive (0.2%):
      4     PSA Peugeot..........................       684
      6     Valeo................................       512
                                                   --------
                                                      1,196
                                                   --------
Banking (0.7%):
     23     Banque Nationale de Paris (c)........     1,878
     15     Paribas..............................     1,635
     10     Societe Generale.....................     1,789
                                                   --------
                                                      5,302
                                                   --------
Beverages & Tobacco (0.4%):
      9     LVMH (Moet Hennessy Louis Vuitton)...     2,545
      6     Pernod Ricard........................       387
                                                   --------
                                                      2,932
                                                   --------
Broadcasting/Cable (0.1%):
      3     Canal Plus...........................       851
                                                   --------
Building Products (0.2%):
      2     Imetal SA............................       371
      9     Lafarge SA...........................       879
                                                   --------
                                                      1,250
                                                   --------
Business Service (0.6%):
     50     Vivendi (c)..........................     4,042
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
Chemicals (0.4%):
      8     L'Air Liquide........................  $  1,273
     30     Rhone-Poulenc SA (c).................     1,384
                                                   --------
                                                      2,657
                                                   --------
Commercial Services (0.1%):
      4     Sodexho SA...........................       676
                                                   --------
Computer Software (0.0%):
      9     Dassault Systems SA..................       303
                                                   --------
Construction (0.1%):
      3     Bouygues (c).........................       707
                                                   --------
Defense (0.1%):
      1     Sagem SA (c).........................       371
     16     Thomson CSF (c)......................       551
                                                   --------
                                                        922
                                                   --------
Diversified (0.1%):
      1     Chargeurs International SA...........        43
     12     Lagardere SCA........................       460
                                                   --------
                                                        503
                                                   --------
Electrical & Electronic (0.6%):
     19     Alcatel Alsthom......................     2,723
      3     Legrand SA...........................       531
     16     Schneider SA.........................       879
                                                   --------
                                                      4,133
                                                   --------
Energy (0.9%):
     25     Elf Aquitane SA......................     3,656
     21     Total SA, Class B....................     2,742
                                                   --------
                                                      6,398
                                                   --------
Engineering (0.1%):
      2     Compagnie Francaise d'Etudes et de
              Construction Technip...............       278
      1     Groupe Gtm (b).......................       110
                                                   --------
                                                        388
                                                   --------
Financial Services (0.0%):
      1     CPR SA...............................        54
      0     Eurafrance (e).......................       185
      2     Natexis SA...........................       127
                                                   --------
                                                        366
                                                   --------
Food & Household Products (0.1%):
      4     Eridania Beghin-Say SA (c)...........       564
                                                   --------
Food Products & Services (0.2%):
      7     Groupe Danone........................     1,804
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
 Health & Personal Care (0.9%):
      6     L'Oreal..............................  $  4,121
     63     Sanofi Synthelabo SA (b).............     2,675
                                                   --------
                                                      6,796
                                                   --------
Industrial Goods & Services (0.1%):
     14     Michelin Class B, Registered.........       558
                                                   --------
Industrial Holding Company (0.3%):
     13     Lyonnaise des Eaux SA................     2,298
                                                   --------
Insurance (0.7%):
      1     AXA Certificates Of Gaurantee (b)....         4
     32     AXA SA...............................     3,873
      6     Cap Gemini (c).......................       957
                                                   --------
                                                      4,834
                                                   --------
Leisure (0.1%):
      4     Accor SA.............................       884
                                                   --------
Lodging (0.0%):
      0     Club Mediterranee (e)................        35
                                                   --------
Machine-Diversified (0.0%):
      3     Sidel................................       343
                                                   --------
Media (0.1%):
      4     Pathe SA (c).........................       485
                                                   --------
Medical Supplies (0.0%):
      1     Essilor Intl.........................       189
                                                   --------
Merchandising (0.9%):
     20     Carrefour............................     2,944
      7     Casino Guichard-Perrachon (c)........       594
     10     Pinault Printemps Redoute SA.........     1,762
      2     Promodes (c).........................     1,105
                                                   --------
                                                      6,405
                                                   --------
Metals (Non-ferrous) (0.0%):
     21     Usinor (c)...........................       312
                                                   --------
Office Equipment & Services (0.0%):
      6     BIC..................................       330
                                                   --------
Oil & Gas (0.2%):
      1     Cie Gen Geophysiq....................        32
      1     Coflexip SA..........................        77
      8     Compagnie de Saint Gobain (c)........     1,313
                                                   --------
                                                      1,422
                                                   --------
Telecommunications-Services and Equipment (1.0%):
     93     France Telecom (c)...................     7,064
                                                   --------
Tobacco (0.0%):
      2     Seita................................        92
                                                   --------
                                                     67,227
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
GERMANY (13.9%):
Airlines (0.1%):
     52     Lufthansa AG.........................  $    935
                                                   --------
Automotive (2.1%):
    137     DaimlerChrysler (b)(c)...............    11,890
     20     Man AG...............................       696
      2     Man AG Vorzugsaktien.................        47
     43     Volkswagen AG........................     2,771
                                                   --------
                                                     15,404
                                                   --------
Banking (2.1%):
     95     Bayer AG.............................     3,946
     55     Bayerische Vereinsbank AG............     3,567
     84     Deutsche Bank AG.....................     5,140
     71     Dresdner Bank AG.....................     2,776
                                                   --------
                                                     15,429
                                                   --------
Building Products (0.1%):
      6     Heidelberger Zement AG...............       518
                                                   --------
Chemicals (0.5%):
     81     BASF AG..............................     3,598
                                                   --------
Computer Software (0.7%):
      8     SAP AG...............................     2,689
      6     SAP AG, Vorzugsaktien................     2,258
                                                   --------
                                                      4,947
                                                   --------
Conglomerates (1.2%):
     35     Metro AG (c).........................     2,176
     24     Preussag AG..........................     1,290
     64     VEBA AG..............................     3,739
      3     Viag AG (c)..........................     1,441
                                                   --------
                                                      8,646
                                                   --------
Construction (0.1%):
      9     Hochtief AG..........................       411
                                                   --------
Consumer Goods & Services (0.1%):
      5     Adidas AG (c)........................       513
                                                   --------
Electrical & Electronic (0.8%):
     79     Siemens AG...........................     6,104
                                                   --------
Engineering (1.1%):
      5     AGIV AG..............................       122
      5     Bilfinger & Berger Bau AG............       130
     52     Mannesmann AG (c)....................     7,689
                                                   --------
                                                      7,941
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
Gas & Electric Utility (0.4%):
     59     RWE AG...............................  $  2,736
     11     RWE AG -- Pfd........................       373
                                                   --------
                                                      3,109
                                                   --------
Health Care (0.1%):
      8     Schering AG (c)......................       825
                                                   --------
Industrial Goods & Services (0.0%):
      3     Carbon AG (b)........................       203
                                                   --------
Insurance (2.1%):
     32     Allianz AG (c).......................     8,961
      7     AMB Aachener und Muenchener
              Beteiligungs AG....................       680
      3     CKAG Colonia Konzern AG..............       294
      9     Muenchener Rueckver (b)..............     1,678
      0     Muenchener Rueckversicherungs
              Gesellschaft AG, Bearer Shares
              (e)................................        85
     20     Muenchener Rueckversicherungs
              Gesellschaft AG, Registered Shares
              (c)................................     3,645
                                                   --------
                                                     15,343
                                                   --------
Investment Company (0.1%):
     10     Beiersdorf AG (b)....................       690
                                                   --------
Machinery & Equipment (0.1%):
      7     Kloeckner-Humbolt-Deutz AG (b).......        49
      1     Linde AG.............................       641
      4     Rheinmetall AG.......................        78
                                                   --------
                                                        768
                                                   --------
Metals & Mining (0.2%):
      9     Kugelfischer Georg Schaefer AG.......        94
     68     Thyssen Krupp AG (b).................     1,505
                                                   --------
                                                      1,599
                                                   --------
Pharmaceuticals (0.1%):
     22     Merck KGaA...........................       716
                                                   --------
Retail (0.1%):
      1     Karstadt AG..........................       557
                                                   --------
Retail-General Merchandise (0.0%):
      5     Douglas Holding AG...................       210
                                                   --------
Retail-Stores/Catalog (0.0%):
      1     Metro AG.............................        17
                                                   --------
Telecommunications (1.8%):
    321     Deutsche Telekom AG (b)..............    13,456
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
Tire & Rubber (0.0%):
     10     Continental AG.......................  $    244
                                                   --------
                                                    102,183
                                                   --------
GREECE (0.5%):
Appliances & Household Products (0.0%):
      3     Fourlis Brothers Corp. ..............        61
                                                   --------
Banking & Finance (0.3%):
      7     Alpha Credit Bank....................       470
      6     Commercial Bank of Greece SA.........       394
      3     Ergo Bank SA.........................       347
      9     National Bank of Greece SA...........       575
                                                   --------
                                                      1,786
                                                   --------
Beverages & Tobacco (0.0%):
      9     Hellenic Bottling Co. SA.............       217
      2     Papastratos Cigarette................        53
                                                   --------
                                                        270
                                                   --------
Food Products & Services (0.0%):
      2     Elais Co. ...........................        47
                                                   --------
Health Care (0.0%):
      4     Athens Medical Care..................       110
                                                   --------
Insurance (0.0%):
      4     Aspis Pronia (b).....................        74
                                                   --------
Miscellaneous Materials & Commodities (0.0%):
      0     Silver & Baryte Ores Mining (e)......         7
                                                   --------
Packaging (0.0%):
      3     Hellas Can SA........................       113
                                                   --------
Telecommunications (0.2%):
     38     Hellenic Telecommunication
              Organization.......................       822
      2     Intracom SA..........................       155
                                                   --------
                                                        977
                                                   --------
Textile Products (0.0%):
     10     El. D. Mouzakis SA...................        85
                                                   --------
Transportation & Shipping (0.0%):
     11     Attica Enterprises...................       124
                                                   --------
                                                      3,654
                                                   --------
HONG KONG (1.2%):
Airlines (0.1%):
    248     Cathay Pacific Airways...............       380
                                                   --------
Automotive (0.0%):
    250     Tan Chong International Ltd. (b).....        61
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
 Banking (0.2%):
     67     Bank of East Asia Ltd. (b)...........  $    169
     88     Hang Seng Bank.......................       984
                                                   --------
                                                      1,153
                                                   --------
Broadcasting & Publishing (0.0%):
     75     Television Broadcasts Ltd. ..........       352
                                                   --------
Business Service (0.0%):
     77     Wharf Holdings.......................       240
                                                   --------
Conglomerates (0.0%):
     45     Swire Pacific Ltd., Class A..........       223
                                                   --------
Electrical Equipment (0.0%):
    255     Elec & Eltek International Holdings
              Ltd. ..............................        45
     57     Johnson Electric Holdings............       233
                                                   --------
                                                        278
                                                   --------
Gas Utility (0.1%):
    443     Hong Kong & China Gas................       642
                                                   --------
Industrial Holding Company (0.3%):
    191     Hutchison Whampoa Ltd. ..............     1,730
                                                   --------
Investment Company (0.1%):
    169     CLP Holdings.........................       819
                                                   --------
Real Estate (0.2%):
     51     Cheung Kong (Holdings)...............       454
     21     Hysan Development....................        32
     18     Shangri-La Asia Ltd. ................        22
    100     Sino Land Company....................        57
     62     Sun Hung Kai Properties Ltd. ........       565
                                                   --------
                                                      1,130
                                                   --------
Telecommunications (0.2%):
    574     Hong Kong Telecommunications Ltd. ...     1,492
                                                   --------
                                                      8,500
                                                   --------
HUNGARY (0.4%):
Banking (0.1%):
     11     Otp Bank Rt..........................       451
                                                   --------
Drugs (0.0%):
      8     Gedeon Richter Rt....................       330
                                                   --------
Hotels & Lodging (0.0%):
      1     Danubius Hotel and Spa Rt (b)........         9
                                                   --------
Oil & Gas (0.1%):
     21     Mol Magyar Olaj-Es Gazipari Rt.......       513
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hungary, continued:
Telecommunications (0.2%):
    263     Matav Rt.............................  $  1,426
                                                   --------
                                                      2,729
                                                   --------
INDIA (0.6%):
Aluminum (0.1%):
     17     Hindalco Industries Ltd. GDR.........       334
     23     Indian Aluminum Company Ltd. GDR.....        39
                                                   --------
                                                        373
                                                   --------
Automotive (0.0%):
      4     Mahindra & Mahindra Ltd. GDR.........        25
     15     Tata Engineering & Locomotive Co.,
              Ltd. GDR...........................        85
                                                   --------
                                                        110
                                                   --------
Building Products (0.0%):
     27     Gujarat Ambuja Cements Ltd. GDR......       219
                                                   --------
Chemicals (0.0%):
     10     Indian Petrochemicals Corp., Ltd.
              GDR................................        72
     95     Indo Gulf Fertilizers and Chemicals
              Corp., Ltd. GDR (b)................       112
     25     United Phosphorus Ltd. GDR...........        67
                                                   --------
                                                        251
                                                   --------
Diversified (0.2%):
     30     Grasim Industries Ltd. GDR...........       223
     17     ITC Ltd. GDR.........................       487
                                                   --------
                                                        710
                                                   --------
Hotels & Lodging (0.0%):
     14     East India Hotels Ltd. GDR...........        68
     19     Indian Hotels Co., Ltd. GDR..........       146
                                                   --------
                                                        214
                                                   --------
Manufacturing-Capital Goods (0.1%):
      3     Ashok Leyland Ltd. GDR...............        15
     56     India Cements Ltd. GDR...............        54
     28     Larsen & Toubro Ltd. GDR.............       431
                                                   --------
                                                        500
                                                   --------
Metals & Mining (0.0%):
     20     Steel Authority of India Ltd. GDR....        51
                                                   --------
Pharmaceuticals (0.0%):
     20     Ranbaxy Laboratories Ltd. GDR........       334
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
India, continued:
 Textile Products (0.2%):
     74     Arvind Mills Ltd. GDR................  $     67
     22     Bombay Dye & Manufacturing Co. GDR...        25
     89     Century Textile & Industries Ltd.
              GDR................................       116
     41     Indian Rayon & Industries Ltd. GDR...       144
      8     Raymond Ltd. GDR.....................        38
     61     Reliance Industries Ltd. GDR.........       610
                                                   --------
                                                      1,000
                                                   --------
Transportation (0.0%):
     21     Bajaj Auto Ltd. GDR..................       339
                                                   --------
Transportation -- Shipping (0.0%):
     21     Great Eastern Shipping Co. GDR.......        64
                                                   --------
                                                      4,165
                                                   --------
IRELAND (0.4%):
Airlines (0.0%):
     19     Ryanair Holdings PLC.................       199
                                                   --------
Banking & Finance (0.2%):
     11     Allied Irish Banks...................       140
     90     Allied Irish Banks PLC...............     1,180
                                                   --------
                                                      1,320
                                                   --------
Beverages & Tobacco (0.0%):
     77     James Crean PLC......................        92
                                                   --------
Construction (0.1%):
     30     CRH PLC..............................       534
                                                   --------
Diversified (0.0%):
      5     DCC PLC..............................        42
                                                   --------
Financial Services (0.1%):
     36     Irish Permanent PLC..................       378
                                                   --------
Hotels & Lodging (0.0%):
      1     Jurys Hotel Group PLC................        10
                                                   --------
Industrial Goods & Services (0.0%):
    105     Smufit (Jefferson) Group.............       246
                                                   --------
Media (0.0%):
     34     Independent Newspapers PLC...........       161
                                                   --------
                                                      2,982
                                                   --------
ISRAEL (0.5%):
Banking (0.2%):
    229     Bank Hapoalim Ltd. ..................       587
     80     First International Bank of Israel
              (1)................................        97
     20     First International Bank of Israel
              (5)................................       125
                                                   --------
                                                        809
                                                   --------
Chemicals (0.0%):
    278     Israel Chemicals Ltd. (b)............       339
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Israel, continued:
Computer Hardware (0.0%):
      8     Scitex Corp., Ltd. ..................  $     78
                                                   --------
Construction (0.0%):
     35     Industrial Buildings Corp. ..........        66
                                                   --------
Diversified (0.0%):
      6     Elco Holdings Ltd. ..................        59
      6     IDB Holding Corp., Ltd. .............       167
      1     Israel Corp., Ltd. (b)...............       111
                                                   --------
                                                        337
                                                   --------
Food Products & Services (0.0%):
     17     Osem Investment Ltd. (b).............       102
     11     Super-Sol Ltd. ADR...................       161
                                                   --------
                                                        263
                                                   --------
Insurance (0.0%):
      9     Clal Insurance Enterprise Holdings...       124
                                                   --------
Investment Company (0.0%):
     94     Makhteshim Agan Industries (b).......       212
                                                   --------
Materials (0.0%):
      0     Israel Petrochemical Enterprises
              (b)(e).............................         2
                                                   --------
Paper Products (0.0%):
      1     American Israeli Paper Mills.........        44
                                                   --------
Pharmaceuticals (0.1%):
      1     Agis Industries Ltd. (b).............         5
     11     Teva Pharmaceutical ADR..............       524
                                                   --------
                                                        529
                                                   --------
Real Estate (0.0%):
      0     Africa-Israel Investments Ltd.
              (b)(e).............................        14
      1     Property & Building Corp., Ltd. .....        66
                                                   --------
                                                         80
                                                   --------
Telecommunications (0.1%):
    113     Bezeq Israeli Telecom Co. (b)........       456
      3     Koor Industries ADR..................        61
                                                   --------
                                                        517
                                                   --------
Telecommunications-Equipment (0.1%):
     13     ECI Telecommunications...............       441
      1     Gilat Satellite Networks Ltd. .......        58
                                                   --------
                                                        499
                                                   --------
                                                      3,899
                                                   --------
ITALY (7.3%):
Agriculture (0.0%):
    221     Parmalat Finanziaria SpA (c).........       289
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Italy, continued:
Airlines (0.1%):
    230     Alitalia SpA.........................  $    598
                                                   --------
Auto Parts (0.0%):
    132     Magneti Marelli SpA (c)..............       175
                                                   --------
Automotive (0.3%):
    598     Fiat SpA (c).........................     1,892
    182     Fiat SpA di Risp (Non-convertible)...       311
                                                   --------
                                                      2,203
                                                   --------
Banking (1.5%):
    294     Banca Commerciale Italiana (c).......     2,147
    150     Banca Intesa SpA RNC (c).............       336
     50     Banca Popolare di Milano.............       389
    220     Bancario San Paolo di Torino.........     2,997
    392     Banco Ambrosiano Veneto SpA..........     1,884
    792     Credito Italiano SpA (c).............     3,479
                                                   --------
                                                     11,232
                                                   --------
Broadcasting & Publishing (0.2%):
    189     Mediaset SpA (c).....................     1,677
                                                   --------
Building Products (0.1%):
     10     Cementir SpA.........................        11
     31     Italcementi SpA (c)..................       387
     13     Italcementi SpA RNC..................        63
                                                   --------
                                                        461
                                                   --------
Chemicals (0.2%):
    626     Montedison SpA (c)...................     1,020
    224     Montedison SpA-RNC...................       260
    120     Snia MPD SpA (c).....................       150
                                                   --------
                                                      1,430
                                                   --------
Engineering (0.0%):
    125     Impregilo SpA (b)(c).................       106
                                                   --------
Financial Services (0.2%):
    126     Mediobanca SpA.......................     1,316
                                                   --------
Gas & Electric Utility (0.2%):
     92     Edison SpA (c).......................       794
    101     Italgas SpA (c)......................       424
                                                   --------
                                                      1,218
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Italy, continued:
Insurance (1.1%):
    150     Assicurazioni Generali...............  $  5,190
    593     Istituto Nazionale delle
              Assicurazioni (c)..................     1,377
     77     Riuniune Adriatici de Sicurta SpA
              (c)................................       746
     44     Riuniune Adriatici de Sicurta SpA
              RNC................................       370
     21     SAI SpA RNC..........................       107
     24     Societa Assicuratrice Industriale
              (SAI) SpA..........................       245
    658     Unione Immobiliare (b)(c)............       292
                                                   --------
                                                      8,327
                                                   --------
Jewelry (0.0%):
     44     Bulgari SpA..........................       293
                                                   --------
Office Equipment & Services (0.2%):
    481     Olivetti SpA (b)(c)..................     1,156
                                                   --------
Oil & Gas (1.0%):
  1,247     Ente Nazionale Idrocarburi (ENI) SpA
              (c)................................     7,444
                                                   --------
Paper Products (0.0%):
     25     Burgo (Cartiere) SpA.................       160
                                                   --------
Printing & Publishing (0.1%):
     25     Mandadori............................       428
                                                   --------
Retail (0.0%):
     37     La Rinascente SpA (c)................       277
                                                   --------
Telecommunications (1.9%):
     22     Sirti SpA (c)........................       105
  1,015     Telecom Italia Mobile SpA di Risp
              (Non-convertible) (c)..............     6,059
    563     Telecom Italia SpA...................     5,849
    232     Telecom Italia SpA (c)...............       852
    133     Telecom Italia SpA RNC...............       721
                                                   --------
                                                     13,586
                                                   --------
Textile Products (0.1%):
    308     Benetton Group SpA...................       606
     13     Marzotto (Gaetano) & Figli SpA.......       102
                                                   --------
                                                        708
                                                   --------
Tire & Rubber (0.1%):
    283     Pirelli SpA (c)......................       771
                                                   --------
                                                     53,855
                                                   --------
JAPAN (28.6%):
Airlines (0.1%):
     20     All Nippon Airways Co., Ltd. (b).....        61
    218     Japan Airlines (c)...................       721
                                                   --------
                                                        782
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Appliances & Household Products (1.7%):
    229     Matsushita Electric Industrial Co.,
              Ltd. ..............................  $  4,446
     19     Pioneer Electronic Corp. ............       370
    229     Sanyo Electric Co. ..................       931
    129     Sharp Corp. (c)......................     1,524
     45     Sony Corp. ..........................     4,852
                                                   --------
                                                     12,123
                                                   --------
Automotive (2.6%):
      5     Autobacs Seven Co. ..................       262
    108     Honda Motor Co., Ltd. ...............     4,578
    225     Nissan Motor Co., Ltd. (b)...........     1,075
     22     Sanden...............................       175
     33     Toyoda Automatic Loom Works (c)......       560
    413     Toyota Motor Corp. ..................    13,070
                                                   --------
                                                     19,720
                                                   --------
Banking (2.9%):
     54     77th Bank Ltd. ......................       473
    282     Asahi Bank Ltd. .....................     1,351
    118     Ashikaga Bank........................       230
    512     Bank of Tokyo -- Mitsubishi..........     7,284
     91     Bank of Yokohama Ltd. ...............       234
     74     Chiba Bank Ltd. (c)..................       273
    310     Fuji Bank Ltd. (c)...................     2,162
     81     Gunma Bank (c).......................       509
     81     Higo Bank Ltd. ......................       331
    116     Hokuriku Bank (b)....................       230
    116     Industrial Bank of Japan.............       920
    132     Joyo Bank............................       514
     76     Mitsubishi Trust & Banking Corp. ....       738
    225     Sakura Bank Ltd. ....................       853
    344     Sumitomo Bank (b)(c).................     4,267
    186     Tokai Bank (c).......................     1,060
     41     Yamaguchi Bank.......................       371
                                                   --------
                                                     21,800
                                                   --------
Basic Industry (0.1%):
     69     Sekisui Chemical Co., Ltd. ..........       400
                                                   --------
Beverages & Tobacco (0.4%):
     79     Asahi Breweries Ltd. ................       983
    109     Kirin Brewery Co., Ltd. .............     1,305
     36     Sapporo Breweries....................       160
     25     Takara Shuzo (c).....................       204
                                                   --------
                                                      2,652
                                                   --------
Broadcasting & Publishing (0.0%):
     21     Tokyo Broadcasting System............       304
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Building Products (0.2%):
    113     Chichibu Onoda Cement Co. ...........  $    324
      8     Dianippon Screen Manufacturing Co.,
              Ltd. (b)...........................        41
     35     Sanwa Shutter Corp. .................       190
     28     Tostem Corp..........................       537
      8     Toyo Exterior Co., Ltd. .............        93
                                                   --------
                                                      1,185
                                                   --------
Chemicals (1.6%):
    166     Asahi Chemical Industry Co., Ltd. ...       920
     53     Daicel Chemical Industries Ltd. .....       195
    103     Dainippon Ink & Chemicals, Inc. .....       351
     56     Denki Kagaku Kogyo K.K. .............       123
     59     Ishihara Sangyo Kaisha (b)...........       112
     43     Kaneka Corp. ........................       405
     40     Konica Corp. ........................       165
     36     Kureha Chemical Industry.............        96
    232     Mitsubishi Chemical Corp. (c)........       803
     68     Mitsubishi Gas Chemical Co. .........       215
     24     Nippon Shokubai K.K. Co. ............       143
     17     NOF Corp. ...........................        44
     46     Shin-Etsu Chemical Co. (c)...........     1,553
    133     Showa Denko K.K. ....................       170
    192     Sumitomo Chemical Co. (c)............       880
    102     Takeda Chemical Industries...........     4,727
    171     Toray Industries, Inc. (c)...........       856
     77     Tosoh Corp. .........................       215
    116     Ube Industries Ltd.                         250
                                                   --------
                                                     12,223
                                                   --------
Commercial Services (0.0%):
      8     Oyo Corp. ...........................       149
                                                   --------
Computer Software (0.1%):
     10     CSK Corp. ...........................       218
      8     Konami Co., Ltd. (c).................       347
                                                   --------
                                                        565
                                                   --------
Construction (0.3%):
     67     Aoki Corp. (b)(c)....................        43
      5     Daikyo, Inc. (b).....................        18
     64     Daiwa House Industry Co., Ltd. ......       673
    103     Kumagai Gumi Co., Ltd. (b)(c)........       115
     38     Okumura Corp. .......................       141
     72     Penta-Ocean Construction Co., Ltd.
              (b)................................       126
     85     Sekisui House Ltd. (c)...............       917
     97     Shimizu Corp. (c)....................       378
                                                   --------
                                                      2,411
                                                   --------

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Consumer Goods & Services (0.2%):
     67     Nippon Sheet Glass Co., Ltd. ........  $    239
     16     Shimano, Inc. .......................       379
     14     Tokyo Style Co., Ltd. ...............       150
     48     Toto Ltd. (c)........................       367
                                                   --------
                                                      1,135
                                                   --------
Cosmetics/Personal Care (0.1%):
     48     Shisiedo Co., Ltd. ..................       719
                                                   --------
Data Processing & Reproduction (0.6%):
    205     Fujitsu Ltd. (c).....................     4,124
      3     Trans Cosmos, Inc. ..................       240
                                                   --------
                                                      4,364
                                                   --------
Distribution (0.1%):
    171     Itochu Corp. (b).....................       425
                                                   --------
Diversified (0.1%):
     21     Amano Corp. .........................       173
      8     Sanrio Co., Ltd......................       273
     18     Yamaha Corp. ........................       216
                                                   --------
                                                        662
                                                   --------
Electrical & Electronic (0.7%):
     44     Casio Computer Co., Ltd. ............       334
     19     Kyocera Corp. .......................     1,103
    251     Mitsubishi Electric Corp. ...........       964
     38     Nikon Corp. .........................       622
     31     Omron Corp. .........................       538
     12     Rohm Co. ............................     1,879
                                                   --------
                                                      5,440
                                                   --------
Electrical Equipment (0.2%):
     19     Alps Electric Co., Ltd. (c)..........       445
      8     SMC Corp. (c)........................       862
     10     Taiyo Yuden Co., Ltd. ...............       164
                                                   --------
                                                      1,471
                                                   --------
Electronic Components/Instruments (1.2%):
     10     Adventest Corp. .....................     1,132
     24     Fanuc Co., Ltd. .....................     1,267
      4     Hirose Electric......................       384
    379     Hitachi Ltd. (b)(c)..................     3,555
    183     NEC Corp. ...........................     2,275
     18     Yokogawa Electric Corp. .............       106
                                                   --------
                                                      8,719
                                                   --------
Electronics (0.1%):
     18     Nitto Denko Corp. (c)................       378
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Energy (0.1%):
    129     Japan Energy Corp. ..................  $    151
    196     Nippon Oil Co. ......................       826
                                                   --------
                                                        977
                                                   --------
Engineering (0.4%):
     20     Daito Trust Construction Co.,
              Ltd. ..............................       228
     78     Fujita Corp. (b)(c)..................        58
     45     Hazama Corp. (b).....................        38
     32     JGC Corp. (b)(c).....................        85
    118     Kajima Corp. (c).....................       429
     30     Kandenko Co., Ltd. ..................       184
    177     Kawasaki Heavy Industries............       479
     45     Kinden Corp. ........................       483
     39     Kyudenko Corporation.................       223
     12     Maeda Road Construction..............        81
     39     Nishimatsu Construction (c)..........       224
     81     Obayashi Corp. ......................       408
     22     Sato Kogyo (b)(c)....................        18
     23     Toa Corp. ...........................        43
                                                   --------
                                                      2,981
                                                   --------
Entertainment (0.1%):
     29     Toei.................................       119
      2     Toho Co. ............................       335
     27     Tokyo Dome Corp. (b).................       157
     64     Tokyotokeiba.........................       105
                                                   --------
                                                        716
                                                   --------
Financial Services (0.6%):
     18     Acom Co., Ltd. ......................     1,536
    152     Daiwa Securities Co., Ltd. ..........     1,005
     36     Jaccs Co., Ltd. .....................       165
     73     Nippon Shinpan Co. ..................       242
     68     Nomura Securities Co. ...............       796
     65     Orient Corp. ........................       189
      8     Orix Corp. ..........................       741
                                                   --------
                                                      4,674
                                                   --------
Food & Household Products (0.5%):
     70     Ajinomoto Co., Inc. .................       798
     75     Kao Corp. ...........................     2,107
     42     Nippon Meat Packers, Inc. ...........       548
     14     Nissin Food Products.................       341
                                                   --------
                                                      3,794
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Food Products & Services (0.3%):
     59     Daiei, Inc. (b)(c)...................  $    202
     15     House Foods Industry.................       221
     64     Itoham Foods.........................       260
     24     Kikkoman Corp. (c)...................       203
     42     Meiji Milk Products Co., Ltd. .......       150
     49     Nichirei Corp. ......................       130
     28     Nippon Suisan Kaisha Ltd. ...........        44
     21     Q.P. Corporation.....................       151
     41     Snow Brand Milk......................       200
     27     Yamazaki Baking Co., Ltd. ...........       335
                                                   --------
                                                      1,896
                                                   --------
Forest Products (0.2%):
     34     Mitsubishi Paper Mills...............        64
    106     New Oji Paper Co. ...................       615
     92     Nippon Paper Industries Co. .........       480
     26     Sumitomo Forestry Co., Ltd. .........       202
                                                   --------
                                                      1,361
                                                   --------
Gas & Electric Utility (1.2%):
    120     Kansai Electric Power Co., Inc. .....     2,271
    290     Osaka Gas Co. .......................       985
     90     Tohoku Electric Power................     1,368
    169     Tokyo Electric Power.................     3,563
    340     Tokyo Gas Co., Ltd. (c)..............       837
                                                   --------
                                                      9,024
                                                   --------
Health & Personal Care (0.5%):
     28     Chugai Pharmaceutical Co., Ltd. .....       302
     49     Kyowa Hakko Kogyo Co., Ltd. .........       281
     30     Lion Corp. ..........................       124
     55     Sankyo Co., Ltd. ....................     1,386
     40     Yamanouchi Pharmaceutical Co., Ltd.
              (c)................................     1,529
                                                   --------
                                                      3,622
                                                   --------
Hotels & Lodging (0.0%):
     18     Fujita Kanko, Inc. ..................       171
                                                   --------
Industrial Goods & Services (1.0%):
     95     Bridgestone Corp. (c)................     2,873
    101     Denso Corp. .........................     2,053
     39     Inax Co. ............................       238
     90     Mitsui Engineering & Shipbuilding
              Co., Ltd. (b)......................       102
     48     NGK Insulators Ltd. (c)..............       501
     31     NGK Spark Plug Co. (c)...............       319
     85     Sumitomo Electric Industries (c).....       966
                                                   --------
                                                      7,052
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Insurance (0.5%):
     92     Mitsui Marine & Fire Insurance Co.,
              Ltd. ..............................  $    452
     59     Nichido Fire & Marine Insurance Co.,
              Ltd. ..............................       302
     76     Nippon Fire & Marine Insurance.......       257
     83     Sumitomo Marine & Fire Insurance
              (c)................................       501
    175     Tokio Marine & Fire Insurance Co. ...     1,901
                                                   --------
                                                      3,413
                                                   --------
Jewelry (0.1%):
     34     Citizen Watch Co., Ltd. .............       295
     12     Hoya Corp. ..........................       677
                                                   --------
                                                        972
                                                   --------
Leasing (0.1%):
     26     Daiwa Kosho Lease....................       114
     50     Yamato Transport Co., Ltd. ..........       871
                                                   --------
                                                        985
                                                   --------
Leisure (0.0%):
      8     Namco................................       212
                                                   --------
Machinery & Equipment (1.1%):
     38     Amada Co., Ltd. .....................       268
     30     Brother Industries Ltd. .............       103
     20     Daifuku Co., Ltd. ...................       140
     35     Daikin Industries Ltd. ..............       406
     37     Ebara Corp. (c)......................       440
    116     Komatsu Ltd. (c).....................       741
     10     Komori Corp. ........................       180
     29     Koyo Seiko Co., Ltd. (c).............       253
    160     Kubota Corp. ........................       479
     18     Kurita Water.........................       323
      9     Makino Milling Machine...............        62
     44     Minebea Co., Ltd. ...................       491
    396     Mitsubishi Heavy Industries, Ltd. ...     1,605
     14     Mori Seiki...........................       191
     59     Nigata Engineering Co., Ltd. (b).....        57
     69     NSK Ltd. ............................       379
     63     NTN Corp. ...........................       215
     18     Okuma Corp. .........................        84
     79     Sumitomo Heavy Industries Ltd. ......       176
     14     Takuma Co., Ltd. ....................       129
     19     Tokyo Electron Ltd. (c)..............     1,267
     26     Tsubakimoto Chain....................        93
                                                   --------
                                                      8,082
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Manufacturing-Capital Goods (0.4%):
     48     Fujikura Ltd. .......................  $    229
     18     Kokuyo Co., Ltd. ....................       290
     17     Makita Corp. ........................       192
     25     Murata Manufacturing Co., Ltd. ......     1,644
     39     Nippon Sharyo Ltd. ..................       126
     19     Noritake Co., Ltd. ..................        99
     15     Takara Standard......................        94
                                                   --------
                                                      2,674
                                                   --------
Manufacturing-Consumer Goods (0.7%):
     95     Canon, Inc. (c)......................     2,731
     57     Fuji Photo Film Co., Ltd. ...........     2,157
     12     Sega Enterprises (c).................       164
                                                   --------
                                                      5,052
                                                   --------
Materials (0.2%):
    135     Asahi Glass Co., Ltd. ...............       875
     30     Kansai Paint.........................        92
     36     Okamoto Industries, Inc. ............        92
     59     Sumitomo Osaka Cement Co., Ltd. .....       115
                                                   --------
                                                      1,174
                                                   --------
Medical Supplies (0.0%):
     24     Olympus Optical......................       355
                                                   --------
Merchandising (0.6%):
     46     ITO-Yokado Co., Ltd. ................     3,078
     37     JUSCO Co. ...........................       673
     41     Marui Co., Ltd. .....................       677
                                                   --------
                                                      4,428
                                                   --------
Metals & Mining (0.2%):
     82     Furukawa Electric Co. ...............       375
    141     Hitachi Zosen Corp. .................       170
     51     Japan Steel Works (b)................        64
     86     Mitsubishi Materials Corp. (b).......       193
     32     Mitsui Mining & Smelting (c).........       165
     37     Sumitomo Metal Mining Co. ...........       153
                                                   --------
                                                      1,120
                                                   --------
Office Equipment & Services (0.2%):
     98     Dai Nippon Printing Co., Ltd. .......     1,567
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
     11     Arabian Oil Co. .....................       194
     76     Teikoku Oil Co. .....................       246
                                                   --------
                                                        440
                                                   --------
Oil & Gas Transmission (0.0%):
      4     Iwatani International Corp. .........        10
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Packaging (0.1%):
     26     Toyo Seikan Kaisha...................  $    582
                                                   --------
Paper Products (0.1%):
      9     Uni-Charm Corp. .....................       369
                                                   --------
Pharmaceuticals (0.5%):
     34     Dai-Ichi Pharmaceuticals.............       528
     36     Eisai Co., Ltd. .....................       709
      7     Kissei Pharmaceutical................       139
     40     Meiji Seika..........................       224
     37     Shionogi & Co. ......................       293
     44     Taisho Pharmaceutical Co. ...........     1,453
                                                   --------
                                                      3,346
                                                   --------
Real Estate (0.3%):
    140     Mitsubishi Estate Co. ...............     1,366
     87     Mitsui Fudosan.......................       704
     32     Tokyo Tatemono Co., Ltd. (c).........        74
                                                   --------
                                                      2,144
                                                   --------
Restaurants (0.0%):
     13     Skylark Co., Ltd. (c)................       279
                                                   --------
Retail (0.4%):
      9     Aoyama Trading Co., Ltd. ............       284
     24     Credit Saison Co., Ltd. .............       501
     37     Daimura, Inc. .......................       181
     30     Hankyu Department Stores.............       199
     25     Isetan Co. ..........................       215
     59     Mitsukoshi Ltd. (b)(c)...............       256
     44     Mycal Corp. .........................       276
     15     Seiyu (b)............................        83
      7     Shimachu Co. ........................       148
     39     Takashimaya Co. .....................       373
     22     Uny Co., Ltd. .......................       331
                                                   --------
                                                      2,847
                                                   --------
Services (0.4%):
     15     Secom................................     1,561
     91     Toppan Printing Co., Ltd. (c)........     1,016
                                                   --------
                                                      2,577
                                                   --------
Steel (0.4%):
     63     Daido Steel Co., Ltd. ...............       100
    364     Kawasaki Steel Corp. ................       680
    777     Nippon Steel Co. ....................     1,804
     16     Tokyo Steel..........................        86
                                                   --------
                                                      2,670
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Storage (0.1%):
     30     Mitsubishi Logistics Corp. ..........  $    337
     39     Mitsui-Soko Co., Ltd. ...............       130
                                                   --------
                                                        467
                                                   --------
Telecommunications (2.1%):
     19     Nippon Comsys Corp. (c)..............       308
      1     Nippon Telegraph & Telephone
              Corp. .............................    15,961
                                                   --------
                                                     16,269
                                                   --------
Telecommunications-Equipment (0.0%):
      5     Uniden Corp. ........................        51
                                                   --------
Textile Products (0.3%):
     31     Gunze Ltd. ..........................        82
     91     Kanebo Ltd. (b)......................       149
     46     Kuraray Co., Ltd. ...................       553
    101     Mitsubishi Rayon Co., Ltd. ..........       288
     42     Nisshinbo Industries.................       191
     22     Onward Kashiyama Co., Ltd. ..........       242
    118     Teijin Ltd. .........................       478
    118     Toyobo Ltd. .........................       178
     18     Wacoal...............................       183
                                                   --------
                                                      2,344
                                                   --------
Transportation & Shipping (0.5%):
      0     East Japan Railway Co. (e)...........     2,330
     31     Kamigumi Co., Ltd. ..................       159
     61     Kawasaki Kisen Kaisha Ltd. ..........       132
    120     Mitsui OSK Lines, Ltd. ..............       258
    135     Nippon Yusen Kabushiki Kaisha........       520
     17     Seino Transportation (c).............       101
                                                   --------
                                                      3,500
                                                   --------
Transportation -- Road & Railroad (0.5%):
     81     Hankyu Corp. ........................       321
     95     Keihin Electric Express Railway......       314
    154     Kinki Nippon Railway (c).............       757
    127     Nagoya Railroad Co. .................       418
     82     Nankai Electric Railway..............       380
    123     Nippon Express Co., Ltd. ............       737
    103     Odakyu Electric Railway..............       345
    116     Tobu Railway Co., Ltd. ..............       329
    131     Tokyu Corp. .........................       330
                                                   --------
                                                      3,931
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Wholesale & International Trade (0.5%):
    165     Marubeni Corp. ......................  $    345
    179     Mitsubishi Corp. (c).................     1,213
    182     Mitsui & Co. (c).....................     1,269
    125     Sumitomo Corp. ......................       914
                                                   --------
                                                      3,741
                                                   --------
Wholesale Distribution (0.0%):
     19     Nagase & Co. ........................        90
                                                   --------
                                                    209,586
                                                   --------
MALAYSIA (0.8%):
Agriculture (0.0%):
    136     Golden Hope Plantations..............       106
    118     Highlands & Lowlands Berhad..........        74
     79     Kuala Lumpur Kepong Berhad...........        97
                                                   --------
                                                        277
                                                   --------
Automotive (0.2%):
    114     Oriental Holdings Berhad.............       281
    857     Tan Chong Motors (b).................       451
                                                   --------
                                                        732
                                                   --------
Banking (0.3%):
    290     Malayan Banking Berhad...............       782
    420     Public Bank Berhad...................       288
    420     RHB Capital Berhad...................       488
                                                   --------
                                                      1,558
                                                   --------
Construction (0.0%):
    148     YTL Corp. Berhad.....................       280
                                                   --------
Diversified (0.0%):
    281     Sime Darby Malaysia..................       332
                                                   --------
Entertainment (0.0%):
    120     Resort World.........................       255
                                                   --------
Food Products & Services (0.0%):
     54     Nestle (Malaysia) Berhad.............       192
                                                   --------
Steel (0.0%):
    146     Malayawata Steel Berhad..............        52
                                                   --------
Telecommunications (0.3%):
    353     Telekom Malaysia.....................     1,187
    288     Tenaga Nasional Berhad...............       597
                                                   --------
                                                      1,784
                                                   --------
Tobacco (0.0%):
     19     Rothmans Pall Mall...................       129
                                                   --------
Transportation (0.0%):
    107     Malaysia Intl. ......................       174
                                                   --------
                                                      5,765
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
MEXICO (0.7%):
Beverages & Tobacco (0.2%):
     11     Compania Cervezas Unidas SA ADR......  $    327
     33     Grupo Continental SA.................        52
    116     Grupo Modelo SA, Series C............       330
                                                   --------
                                                        709
                                                   --------
Brewery (0.0%):
     32     Fomento Economico Mexica UBD.........       126
                                                   --------
Building Products (0.0%):
     13     Apasco SA de CV......................        85
     14     Cemex SA de CV, Series A.............        71
      7     Cemex SA de CV, Series B.............        36
                                                   --------
                                                        192
                                                   --------
Diversified (0.0%):
     32     ALFA SA de CV, Class A...............       134
     65     Desc SA de CV, Series B..............        72
     33     Grupo Carso SA de CV, Series A-1
              (b)................................       150
                                                   --------
                                                        356
                                                   --------
Engineering (0.0%):
     60     Empresas ICA Sociedad Controladora SA
              de CV..............................        66
                                                   --------
Financial Services (0.0%):
     40     Grupo Financiero Banamex Accival SA
              de CV, Class B (b).................       101
    240     Grupo Financiero Bancomer -- O (b)...        86
     33     Grupo Financiero Inbursa SA de CV,
              Class B (b)........................        80
                                                   --------
                                                        267
                                                   --------
Food & Household Products (0.0%):
     85     Kimberly-Clark de Mexico SA de CV,
              Class A............................       347
                                                   --------
Food Products & Services (0.0%):
     22     Empresas La Moderna SA de CV (b).....       123
                                                   --------
Industrial Goods & Services (0.0%):
     76     Grupo Industrial Bimbo SA de CV,
              Series A...........................       169
                                                   --------
Merchandising (0.2%):
    124     Cifra SA de CV, Series C (b).........       223
    209     Cifra SA de CV, Series V (b).........       401
                                                   --------
                                                        624
                                                   --------
Metals & Mining (0.0%):
     33     Grupo Mexico SA, Series B (b)........       141
     32     Industrias Penoles SA, Series CP
              (b)................................        92
                                                   --------
                                                        233
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Mexico, continued:
Retail-General Merchandise (0.0%):
     39     Controladora Comercial Mexicana SA de
              CV (b).............................  $     39
                                                   --------
Retail-Stores/Catalog (0.0%):
     35     Grupo Elektra SA.....................        21
                                                   --------
Telecommunications (0.3%):
     13     Grupo Televisa SA, Series CPO (b)....       290
     83     Telefonos de Mexico SA, Series A.....       330
    300     Telefonos de Mexico SA, Series L.....     1,199
                                                   --------
                                                      1,819
                                                   --------
Transportation -- Shipping (0.0%):
     30     Vitro SA.............................        51
                                                   --------
                                                      5,142
                                                   --------
NETHERLANDS (2.2%):
Airlines (0.0%):
      3     KLM..................................        91
                                                   --------
Appliances & Household Products (0.2%):
     14     Philips Electronics NV...............     1,339
                                                   --------
Banking (0.2%):
     61     ABN AMRO Holding NV..................     1,317
                                                   --------
Beverages & Tobacco (0.1%):
     14     Heineken NV..........................       698
                                                   --------
Broadcasting & Publishing (0.1%):
     37     Elsevier NV..........................       423
                                                   --------
Chemicals (0.1%):
     15     Akzo Nobel NV........................       614
                                                   --------
Energy (0.5%):
     79     Royal Dutch Petroleum................     4,618
                                                   --------
Financial Services (0.3%):
     38     ING Groep NV.........................     2,047
                                                   --------
Food Products & Services (0.3%):
     23     Ahold (Kon) NV.......................       785
     22     Unilever NV CVA......................     1,486
                                                   --------
                                                      2,271
                                                   --------
Insurance (0.2%):
     22     Aegon NV.............................     1,589
                                                   --------
Printing & Publishing (0.0%):
      1     Wolters Kluwer CVA...................        56
                                                   --------
Services (0.1%):
     20     TNT Post Group NV....................       478
                                                   --------
Steel (0.0%):
      1     Kon Hoogovens NV CVA.................        37
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Netherlands, continued:
Telecommunications-Services and Equipment (0.1%):
     20     Koninklijke KPN......................  $    937
                                                   --------
                                                     16,515
                                                   --------
NEW ZEALAND (0.4%):
Appliances & Household Products (0.0%):
     78     Fisher & Paykel......................       246
                                                   --------
Beverages & Tobacco (0.0%):
    125     Lion Nathan Ltd. ....................       300
                                                   --------
Building Products (0.0%):
     89     Fletcher Challenge Building..........       129
                                                   --------
Financial Services (0.0%):
    591     Brierley Investment (b)..............       166
                                                   --------
Forest Products (0.1%):
    268     Carter Holt Harvey...................       321
    136     Fletcher Challenge Forestry (b)......        77
    125     Fletcher Challenge Paper.............        93
                                                   --------
                                                        491
                                                   --------
Oil & Gas (0.0%):
     74     Fletcher Challenge Energy............       200
                                                   --------
Telecommunications (0.3%):
    358     Telecom Corp. of New Zealand Ltd. ...     1,538
                                                   --------
                                                      3,070
                                                   --------
NORWAY (0.8%):
Airlines (0.0%):
     17     SAS Norge ASA, B Shares..............       154
                                                   --------
Banking (0.2%):
    102     Christiania Bank Og Kreditkasse......       365
    117     Den Norske Bank ASA..................       386
                                                   --------
                                                        751
                                                   --------
Computer Software (0.0%):
     25     Merkantildata ASA....................       238
                                                   --------
Engineering (0.0%):
      6     Kvaerner AS Series 'B' (b)...........        99
     12     Kvaerner ASA (b).....................       240
                                                   --------
                                                        339
                                                   --------
Entertainment (0.0%):
     46     NCL Holdings ASA (b)(c)..............       153
                                                   --------
Environmental Services (0.0%):
      7     Tomra Systems ASA....................       248
                                                   --------
Forest Products (0.0%):
      6     Norske Skogsindustrier ASA...........       186
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Norway, continued:
Insurance (0.0%):
     54     Storebrand ASA (b)...................  $    363
                                                   --------
Manufacturing-Consumer Goods (0.2%):
      4     Orkla ASA 'B'........................        49
     27     Orkla ASA, Series A..................       427
                                                   --------
                                                        476
                                                   --------
Medical Equipment & Supplies (0.0%):
     11     Hafslund Ser 'A'.....................        74
     43     Hafslund ASA, Class B................       180
                                                   --------
                                                        254
                                                   --------
Metals & Mining (0.0%):
     15     Elkem ASA............................       260
                                                   --------
Oil & Gas (0.1%):
     18     Petroleum Geo-Services ASA (b).......       274
      7     Smedvig ASA, A Shares................        60
      6     Swedvig ASA, B Shares................        50
                                                   --------
                                                        384
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
     41     Norsk Hydro ASA (c)..................     1,544
                                                   --------
Printing & Publishing (0.0%):
     11     Schibsted ASA........................       126
                                                   --------
Transportation & Shipping (0.0%):
     17     Leif Hoegh & Co. ASA.................       222
                                                   --------
                                                      5,698
                                                   --------
PHILIPPINES (0.6%):
Banking (0.0%):
     33     Security Bank Corp. (b)..............        28
     35     Union Bank Philippines (b)...........        25
                                                   --------
                                                         53
                                                   --------
Banking & Finance (0.1%):
     81     Metropolitan Bank & Trust Co. .......       806
     55     Philippine National Bank.............       149
                                                   --------
                                                        955
                                                   --------
Beverages & Tobacco (0.1%):
    199     San Miguel Corp., Class B............       435
                                                   --------
Building Products (0.0%):
    710     DMCI Holdings, Inc. (b)..............        42
  2,494     Southeast Asia Cement Holdings, Inc.
              (b)................................        36
                                                   --------
                                                         78
                                                   --------
Electronic Components/Instruments (0.0%):
    149     Ionics Circuit, Inc. (b).............        56
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Philippines, continued:
Food Products & Services (0.0%):
    300     Universal Robina Corp. ..............  $     64
                                                   --------
Homebuilders (0.0%):
  1,234     C&P Homes, Inc. (b)..................        40
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
  1,928     Petron Corp. ........................       205
                                                   --------
Real Estate (0.2%):
    920     Ayala Land, Inc. ....................       290
    825     Filinvest Land, Inc. (b).............        93
  3,802     SM Prime Holdings, Inc. .............       860
                                                   --------
                                                      1,243
                                                   --------
Telecommunications (0.2%):
     71     Manila Electric Co., Class B.........       254
     37     Philippine Long Distance Telephone
              Co. ...............................     1,124
                                                   --------
                                                      1,378
                                                   --------
Transportation & Shipping (0.0%):
    137     International Container Terminal
              Services, Inc. (b).................        18
                                                   --------
                                                      4,525
                                                   --------
PORTUGAL (0.6%):
Banking (0.3%):
     27     Banco Comercial Portugues SA.........       704
     14     Banco Espirito Santo e Commerical de
              Lisboa SA, Registered..............       334
     22     BPI-SGPS SA, Registered..............       463
                                                   --------
                                                      1,501
                                                   --------
Beverages & Tobacco (0.0%):
      0     UNICER-Uniao Cervejeira SA (e).......         1
                                                   --------
Building Products (0.0%):
     10     Cimpor-Cimentos de Portugal, SGPS
              SA.................................       253
                                                   --------
Electric Utility (0.1%):
     46     Electricidade de Portugal SA.........       835
                                                   --------
Food & Household Products (0.1%):
     14     Estabelecimentos Jeronimo Martins &
              Filho SA...........................       466
                                                   --------
Industrial Holding Company (0.0%):
      4     Sonae Investimentos SA...............       146
                                                   --------
Retail-General Merchandise (0.0%):
      5     Modelo Continente-Sociedade Gestora
              de Participacoes Sociais SA........       101
                                                   --------
Telecommunications (0.1%):
     25     Portugal Telecom SA..................     1,025
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Portugal, continued:
Transportation (0.0%):
      6     Brisa Auto-Estradas..................  $    260
                                                   --------
                                                      4,588
                                                   --------
SINGAPORE (0.5%):
Automotive (0.0%):
     20     Cycle & Carriage.....................       115
                                                   --------
Banking (0.1%):
     31     Oversea -- Chinese Banking Corp.,
              Ltd. ..............................       259
     38     United Overseas Bank.................       265
                                                   --------
                                                        524
                                                   --------
Conglomerates (0.1%):
    654     United Industries....................       442
                                                   --------
Electrical Equipment (0.0%):
      5     Creative Technology Ltd. ............        65
                                                   --------
Health Care (0.0%):
     52     Parkway Holdings.....................       128
                                                   --------
Machinery & Equipment (0.0%):
     86     Keppel Corp. (b).....................       293
                                                   --------
Printing & Publishing (0.1%):
     44     Singapore Press Hd...................       756
                                                   --------
Real Estate (0.1%):
     38     City Developments Ltd. ..............       243
    106     DBS Land Ltd. .......................       212
                                                   --------
                                                        455
                                                   --------
Telecommunications (0.1%):
    501     Singapore Telecommunications Ltd.
              (c)................................       860
                                                   --------
Transportation & Shipping (0.0%):
    176     Neptune Orient Lines Ltd. (b)........       215
                                                   --------
                                                      3,853
                                                   --------
SOUTH AFRICA (0.5%):
Banking & Finance (0.1%):
     32     Amalgamated Banks of South Africa....       179
      3     Investec Group Ltd. .................       143
     12     Nedcor Ltd. .........................       273
                                                   --------
                                                        595
                                                   --------
Brewery (0.0%):
      1     Edgars Stores........................         9
     33     South African Breweries Ltd. (b).....       291
                                                   --------
                                                        300
                                                   --------
Computer Hardware (0.0%):
     30     Dimension Data Holdings Ltd. (b).....       135
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Africa, continued:
Diversified (0.1%):
      9     Anglovaal Industries Ltd. ...........  $     13
     13     Barlow Ltd. .........................        77
     12     Imperial Holdings Ltd. (b)...........       115
     24     Rembrandt Group Ltd. ................       197
                                                   --------
                                                        402
                                                   --------
Engineering (0.0%):
     31     Murray & Roberts Holdings Ltd. ......        15
                                                   --------
Entertainment (0.0%):
     55     Sun International (South Africa)
              Ltd. ..............................        13
                                                   --------
Food & Household Products (0.0%):
      9     Tiger Oats Ltd. .....................        77
                                                   --------
Forest Products (0.0%):
     11     Nampak Ltd. .........................        31
     13     Sappi Ltd. ..........................        92
                                                   --------
                                                        123
                                                   --------
Industrial Goods & Services (0.0%):
     42     African Oxygen Ltd. .................        61
                                                   --------
Insurance (0.1%):
    342     Firstrand Ltd. ......................       391
      6     Liberty International PLC............        38
     12     Liberty Life Association of Africa
              Ltd. ..............................       154
     33     Metropolitan Life Ltd. ..............        49
                                                   --------
                                                        632
                                                   --------
Metals (0.0%):
      3     Anglogold Ltd. ......................       111
    143     Iscor Ltd. ..........................        45
      4     Western Areas Gold Mining (b)........        13
                                                   --------
                                                        169
                                                   --------
Metals & Mining (0.2%):
     17     DeBeers Centenary AG.................       412
     39     Driefontein Consolidated Ltd. .......       135
      8     Randfontein Estates Gold Mining Co.
              (b)................................        14
     12     Rustenburg Platinum Holdings Ltd. ...       268
                                                   --------
                                                        829
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
     37     Sasol Ltd. ..........................       265
                                                   --------
Printing & Publishing (0.0%):
      8     Nasionale Pers Beperk, Series N......        50
                                                   --------
Retail-Stores/Catalog (0.0%):
     13     Pepkor Ltd. .........................        51
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Africa, continued:
Telecommunications-Services and Equipment (0.0%):
     18     M Web Holdings Ltd. (b)..............  $     75
                                                   --------
                                                      3,792
                                                   --------
SPAIN (3.4%):
Agriculture (0.0%):
      9     Azucarera Ebro Agricolas.............       142
                                                   --------
Automotive (0.0%):
      8     Autopistas Cesa......................        90
                                                   --------
Banking (1.2%):
     56     Argentaria SA (c)....................     1,269
    243     Banco Bilbao Vizcaya.................     3,506
    381     Banco Santander Central
              Hispanoamericano...................     3,968
                                                   --------
                                                      8,743
                                                   --------
Beverages & Tobacco (0.1%):
     24     Tabacalera SA (c)....................       479
                                                   --------
Building Products (0.0%):
      9     Uralita SA...........................        71
                                                   --------
Construction (0.1%):
      4     ACS, Actividades de Construccion y
              Servicios SA.......................       128
      6     Fomento de Construcciones y Contratas
              SA.................................       338
                                                   --------
                                                        466
                                                   --------
Drugs (0.0%):
      1     Fabrica Espanola de Productos
              Quimicos y Farmaceuticos...........        10
                                                   --------
Energy (0.3%):
      1     Aquas de Barcelona...................        73
    100     Repsol SA, Bearer Shares (c).........     2,032
                                                   --------
                                                      2,105
                                                   --------
Engineering (0.0%):
     21     Grupo Dragados SA....................       246
                                                   --------
Food Products & Services (0.0%):
     49     Puleva SA (b)........................        25
     22     Telepizza SA (b)(c)..................       115
                                                   --------
                                                        140
                                                   --------
Gas & Electric Utility (0.6%):
     35     Empresa Nacional de Electricidad
              SA.................................       419
     93     Endesa SA (c)........................     1,992
     89     Iberdrola SA (c).....................     1,356
     32     Union Electric Fenosa SA (c).........       412
                                                   --------
                                                      4,179
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Spain, continued:
Hotels & Lodging (0.0%):
      3     Sol Melia SA.........................  $    114
                                                   --------
Industrial Holding Company (0.1%):
      2     Corporacion Financiara Alba..........       389
                                                   --------
Insurance (0.0%):
     15     Corporacion Mapfre...................       299
                                                   --------
Metals (0.0%):
      8     Acerinox SA..........................       246
                                                   --------
Miscellaneous Materials & Commodities (0.0%):
     13     Viscofan Industra Navarra de
              Envolturas Celulosicas SA..........       147
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
     17     Gas Natural SDG......................     1,221
                                                   --------
Real Estate (0.0%):
      7     Inmobiliaria Metro...................       144
      7     Metrovacesa SA.......................         7
     15     Vallehermoso SA......................       145
                                                   --------
                                                        296
                                                   --------
Telecommunications (0.8%):
    119     Telefonica de Espana (b)(c)..........     5,735
                                                   --------
                                                     25,118
                                                   --------
SWEDEN (1.4%):
Automotive (0.1%):
      2     Volvo AB, A Shares...................        55
     19     Volvo AB, Series B...................       546
                                                   --------
                                                        601
                                                   --------
Banking & Finance (0.2%):
     32     Skandiaviska Enskilda Banken, Class
              A..................................       369
     25     Sparbanken Sverige AB, Swedbank......       351
     34     Svenska Handelsbanken, A Shares......       410
                                                   --------
                                                      1,130
                                                   --------
Computer Hardware (0.0%):
      2     Wm-Data AB, B Shares.................        67
                                                   --------
Consumer Goods & Services (0.0%):
     18     Securitas AB, B Shares...............       272
                                                   --------
Engineering (0.1%):
     32     ABB AB, A Shares.....................       418
     11     ABB AB, B Shares.....................       147
      5     Drott AB.............................        43
      5     Skanska AB, Series B.................       198
                                                   --------
                                                        806
                                                   --------
Forest Products (0.0%):
     14     Svenska Cellulosa AB, Series B.......       355
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Sweden, continued:
Insurance (0.1%):
     27     Skandia Forsakrings AB...............  $    501
                                                   --------
Machinery & Equipment (0.0%):
     11     Atlas Copco AB, Series A.............       304
                                                   --------
Manufacturing-Consumer Goods (0.0%):
     16     Electrolux AB, Series B..............       340
                                                   --------
Metals & Mining (0.0%):
      3     Boliden Limited (b)..................         7
      6     SKF AB, Series B.....................       111
      8     Trelleborg AB, Series B..............        70
                                                   --------
                                                        188
                                                   --------
Office Equipment & Services (0.0%):
      5     Esselte AB, Series B.................        47
      5     Meto AG (b)..........................        23
                                                   --------
                                                         70
                                                   --------
Pharmaceuticals (0.3%):
     33     Astrazeneca PLC (b)..................     1,287
                                                   --------
Retail-Special Line (0.1%):
     39     Hennes & Mauritz B Shs...............       963
                                                   --------
Telecommunications (0.5%):
     97     Telefonaktiebolaget LM Ericsson,
              Series B...........................     3,095
                                                   --------
Telecommunications-Services and Equipment (0.0%):
      5     Netcom AB B (b)......................       172
                                                   --------
                                                     10,151
                                                   --------
SWITZERLAND (1.6%):
Commercial Services (0.1%):
      1     Adecco SA............................       318
      0     Adecco SA, Registered Shares (e).....       188
      0     Societe Generale de Surveillance
              Holdings SA (e)....................       102
                                                   --------
                                                        608
                                                   --------
Diversified (0.1%):
      0     Alusuisse-Lonza Holding AG,
              Registered (e).....................       175
      0     SFR ABB AG (e).......................       385
                                                   --------
                                                        560
                                                   --------
Financial Services (0.4%):
      7     CS Holding AG, Registered............     1,158
      6     Union Bank of Switzerland AG,
              Registered.........................     1,654
                                                   --------
                                                      2,812
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Switzerland, continued:
Food Products & Services (0.2%):
      1     Nestle SA, Registered................  $  1,423
                                                   --------
Insurance (0.2%):
      0     Swiss Reinsurance Co., Registered
              (e)................................       647
      1     Zurich Allied AG.....................       740
                                                   --------
                                                      1,387
                                                   --------
Jewelry (0.0%):
      1     Swatch Group AG, Registered (c)......       164
                                                   --------
Pharmaceuticals (0.5%):
      1     Novartis AG, Bearer..................     2,035
      0     Roche Holding AG (e).................       774
      0     Roche Holding AG, Bearer (e).........     1,521
                                                   --------
                                                      4,330
                                                   --------
Telecommunications (0.1%):
      1     Swisscom AG, Registered..............       531
                                                   --------
                                                     11,815
                                                   --------
THAILAND (0.7%):
Auto Parts (0.0%):
    141     Thairung Union Car Public Co. (b)....       130
                                                   --------
Beverages & Tobacco (0.0%):
      6     Serm Suk Co., Ltd. ..................        30
                                                   --------
Broadcasting/Cable (0.0%):
    307     United Broadcasting (b)..............       208
                                                   --------
Building Products (0.2%):
     31     Siam Cement, Foreign Registered
              Shares (b).........................       941
     73     Tipco Asphalt Co., Ltd. (b)..........       119
                                                   --------
                                                      1,060
                                                   --------
Computer Hardware (0.1%):
    107     K.R. Precision Public Co. (b)........        66
    124     Shinawatra Computer PLC (b)..........       580
                                                   --------
                                                        646
                                                   --------
Construction (0.0%):
    106     Italian-Thai Development Public Ltd.
              (b)................................       275
                                                   --------
Cosmetics/Personal Care (0.0%):
     57     I.C.C. International Pcl.............       139
                                                   --------
Electric Utility (0.0%):
    144     Electricity Generating Public Co.,
              Ltd................................       275
                                                   --------
Electronic Components/Instruments (0.0%):
     70     Hana Microelectronics Co., Ltd.,
              Foreign Registered Shares (b)......       210
                                                   --------
Oil & Gas (0.1%):
     87     PTT Exploration & Production (b).....       657
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Thailand, continued:
Paper Products (0.0%):
    242     Advance Agro Public Co., Ltd. (b)....  $    177
                                                   --------
Printing & Publishing (0.0%):
    189     Nation Multimedia Group PLC (b)......        95
    282     Nation Multimedia Group, Foreign
              Registered Shares (b)..............       159
                                                   --------
                                                        254
                                                   --------
Restaurants (0.0%):
     31     Pizza Co., Ltd. .....................       112
                                                   --------
Telecommunications (0.3%):
  1,103     TelecomAsia Corp., Foreign Registered
              Shares (b).........................     1,113
                                                   --------
                                                      5,286
                                                   --------
TURKEY (0.6%):
Appliances & Household Products (0.0%):
  3,387     Arcelik AS...........................       120
                                                   --------
Automotive (0.0%):
  4,956     Otosan Otomobil Sanayii AS (b).......        80
  4,784     Tofas Turk Otomobil Fabrikas AS
              (b)................................        19
                                                   --------
                                                         99
                                                   --------
Banking & Finance (0.2%):
 84,136     Turkiye Garanti Bankasi AS (b).......       628
                                                   --------
Beverages & Tobacco (0.0%):
    776     Ege Biracilik ve Malt Sanayi AS......        58
                                                   --------
Building Products (0.0%):
  8,467     Akcansa Cimento AS...................        87
  1,967     Cimentas AS (b)......................        47
  3,996     Cimsa Cimento Sanayi ve Ticaret AS...        37
  2,473     Trakya Cam Sanayii...................        19
                                                   --------
                                                        190
                                                   --------
Diversified (0.0%):
  2,219     Alarko Holding (b)...................        41
  1,173     Ihlas Holding (b)....................        31
                                                   --------
                                                         72
                                                   --------
Electrical & Electronic (0.0%):
  1,071     Raks Elektronik (b)..................         3
                                                   --------
Electronics (0.0%):
    939     Vestel Elektronik Sanayi (b).........       102
                                                   --------
Financial Services (0.4%):
 82,463     Turkiye Is Bankasi AS, Class C.......     1,466
      9     Turkiye Is Bankasi, Class B..........        16
 74,023     Yapi ve Kredi Bankasi AS.............     1,070
                                                   --------
                                                      2,552
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Turkey, continued:
Food Products & Services (0.0%):
  1,079     Tat Konserve Sanayii AS..............  $     31
                                                   --------
Forest Products (0.0%):
    569     Kartonsan Karton Sanayi ve Ticaret
              AS.................................        24
                                                   --------
Industrial Goods & Services (0.0%):
  2,275     Kordsa Kord Bezi Sanayi ve Ticaret
              AS.................................        25
                                                   --------
Manufacturing-Capital Goods (0.0%):
  2,833     Turk Demir Dokum Fabrikalari AS......        12
                                                   --------
Metals & Mining (0.0%):
 10,492     Eregli Demir ve Celik Fabrikalari TAS
              (b)................................       147
                                                   --------
Oil & Gas (0.0%):
    888     Turcas Petrolculuk AS................        16
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
  1,125     Aygaz AS.............................       100
                                                   --------
Pharmaceuticals (0.0%):
  7,048     Eczacibasi Ilac Sanayi Ve Ti (b).....        84
                                                   --------
Telecommunications (0.0%):
    124     Cukurova Elektrik AS.................        79
  1,525     Netas-Northern Elektrik
              Telekomunikasyon AS (b)............        32
                                                   --------
                                                        111
                                                   --------
Textile Products (0.0%):
  1,711     Aksa Akrilik Kimya Sanayii AS (b)....        30
                                                   --------
Tire & Rubber (0.0%):
    931     Brisa Bridgestone Sabanci Lastik SAN,
              ve Tic AS..........................        21
  2,157     Goodyear Lastikleri TAS..............        29
                                                   --------
                                                         50
                                                   --------
Wholesale Distribution (0.0%):
    247     Migros Turk TAS......................       307
                                                   --------
                                                      4,761
                                                   --------
UNITED KINGDOM (8.1%):
Aerospace & Military Technology (0.2%):
     81     British Aerospace PLC................       530
     51     Rolls-Royce PLC......................       215
     33     Smiths Industries PLC................       439
                                                   --------
                                                      1,184
                                                   --------
Airlines (0.1%):
     10     BAA PLC..............................        91
     57     British Airways PLC..................       389
                                                   --------
                                                        480
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Appliances & Household Products (0.0%):
     32     EMI Group PLC........................  $    256
                                                   --------
Banking (0.9%):
     55     Abbey National PLC...................     1,022
     53     Barclays PLC.........................     1,551
     31     HSBC Holdings PLC....................     1,099
     65     HSBC Holdings PLC (Hong Kong
              Dollars)...........................     2,313
     34     Royal Bank of Scotland Group PLC.....       682
     11     Schroders............................       216
                                                   --------
                                                      6,883
                                                   --------
Beverages & Tobacco (0.3%):
     53     British American Tobacco PLC.........       497
    133     Diageo PLC...........................     1,389
     50     Scottish & Newcastle PLC.............       524
                                                   --------
                                                      2,410
                                                   --------
Brewery (0.1%):
     36     Bass PLC.............................       519
                                                   --------
Broadcasting/Cable (0.1%):
     64     British Sky Broadcasting Group PLC...       595
                                                   --------
Building Products (0.1%):
     50     Rugby Group PLC......................        89
     96     Tarmac PLC...........................       180
     68     Williams Holdings....................       447
                                                   --------
                                                        716
                                                   --------
Chemicals (0.0%):
     33     Imperial Chemical Industries PLC.....       326
                                                   --------
Computer Software (0.0%):
     10     Misys PLC............................        88
                                                   --------
Conglomerates (0.1%):
     55     Allied Zurich PLC (b)................       691
     26     Lonrho PLC...........................       239
                                                   --------
                                                        930
                                                   --------
Construction (0.0%):
     22     Taylor Woodrow PLC...................        63
                                                   --------
Diversified (0.1%):
    132     Invensys PLC.........................       626
     83     Rentokil Initial PLC.................       323
                                                   --------
                                                        949
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Electric Utility (0.2%):
     79     National Grid........................  $    549
     24     Scottish & Southern Energy PLC.......       243
     56     Scottish Power.......................       482
                                                   --------
                                                      1,274
                                                   --------
Electrical & Electronic (0.2%):
     25     Bowthorpe PLC........................       214
     29     Electrocomponents PLC................       217
    100     General Electric Co., PLC............     1,012
                                                   --------
                                                      1,443
                                                   --------
Energy (0.9%):
    345     British Petroleum Co., PLC...........     6,182
    144     Centrica PLC (b).....................       339
                                                   --------
                                                      6,521
                                                   --------
Engineering (0.0%):
     14     Barratt Developments PLC.............        77
                                                   --------
Financial Services (0.5%):
     79     Halifax PLC..........................       937
    188     Lloyds TSB Group PLC.................     2,536
     43     St. James's Place Capital PLC........       157
                                                   --------
                                                      3,630
                                                   --------
Food & Household Products (0.2%):
     85     Cadbury Schweppes PLC................       540
    100     Unilever PLC.........................       902
                                                   --------
                                                      1,442
                                                   --------
Food Products & Services (0.1%):
      5     Associated British Foods.............        32
      6     Compass Group........................        58
     91     J Sainsbury PLC......................       575
                                                   --------
                                                        665
                                                   --------
Forest Products (0.0%):
     31     Arjo Wiggins Appleton................       109
                                                   --------
Health & Personal Care (0.7%):
    127     Glaxo Wellcome PLC...................     3,514
     47     Zeneca PLC...........................     1,809
                                                   --------
                                                      5,323
                                                   --------
Industrial Holding Company (0.1%):
     47     Hanson PLC...........................       416
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Insurance (0.4%):
     49     Commercial Union PLC.................  $    703
    189     Legal & General Group PLC............       480
     73     Prudential Corp. PLC.................     1,079
     51     Royal & Sun Alliance Insurance Group
              PLC................................       461
                                                   --------
                                                      2,723
                                                   --------
Leisure (0.2%):
     48     Granada Group PLC....................       896
     30     Ladbroke Group PLC...................       118
     31     Rank Group PLC.......................       121
                                                   --------
                                                      1,135
                                                   --------
Machinery & Equipment (0.1%):
     43     GKN PLC..............................       741
                                                   --------
Merchandising (0.0%):
     43     Safeway PLC..........................       172
                                                   --------
Metals & Mining (0.1%):
     89     British Steel PLC....................       228
     43     RTZ Corp., PLC, Registered...........       708
                                                   --------
                                                        936
                                                   --------
Miscellaneous Materials & Commodities (0.0%):
     37     Elementis 1998 PLC...................        61
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
    151     BG PLC...............................       927
     61     LASMO PLC............................       137
     51     Pilkington PLC.......................        70
                                                   --------
                                                      1,134
                                                   --------
Paper Products (0.0%):
     32     Rexam PLC New........................       128
                                                   --------
Pharmaceuticals (0.3%):
    193     SmithKline Beecham PLC...............     2,506
                                                   --------
Printing & Publishing (0.2%):
     20     Pearson..............................       396
     41     Reed International PLC...............       276
     62     Reuters Group........................       814
                                                   --------
                                                      1,486
                                                   --------
Real Estate (0.1%):
     19     British Land Co., PLC................       155
     21     Land Securities PLC..................       281
                                                   --------
                                                        436
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Real Estate Investment Trust (0.0%):
     23     Peninsular & Oriental Steam
              Navigation Co. ....................  $    344
                                                   --------
Retail-General Merchandise (0.1%):
     45     Kingfisher...........................       522
                                                   --------
Retail-Stores/Catalog (0.3%):
     44     Boots Co., PLC.......................       521
     41     Great Universal Stores PLC...........       459
     99     Marks & Spencer PLC..................       576
     23     Next PLC.............................       276
    282     Tesco PLC............................       732
                                                   --------
                                                      2,564
                                                   --------
Telecommunications (1.1%):
    232     British Telecommunications PLC.......     3,869
     91     Cable & Wireless PLC.................     1,161
     44     National Power PLC...................       318
    117     Vodaphone Group PLC..................     2,309
                                                   --------
                                                      7,657
                                                   --------
Textile Products (0.0%):
     24     Courtaulds Textiles PLC..............        63
                                                   --------
Transportation -- Road & Railroad (0.1%):
     21     Railtrack Group PLC..................       424
                                                   --------
                                                     59,331
                                                   --------
  Total Common Stocks (Cost $533,045)               689,826
                                                   --------
CORPORATE BONDS (0.0%):
SPAIN (0.0%):
Banking (0.0%):
 $    1     Banco Santander, 2.00%, 10/01/03.....        32
                                                   --------
  Total Corporate Bonds (Cost $39)                       32
                                                   --------
OPALS (1.2%):
KOREA (0.5%):
     30     Morgan Stanley Composite Index.......     3,858
                                                   --------
TAIWAN (0.7%):
     36     Morgan Stanley Composite Index.......     4,969
                                                   --------
  Total OPALS (Cost $6,826)                           8,827
                                                   --------
PREFERRED STOCKS (0.5%):
BRAZIL (0.3%):
Banking (0.1%):
 33,519     Banco Bradesco SA....................       168
    623     Banco Itau SA........................       318
                                                   --------
                                                        486
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
Brazil, continued:
Beverages & Tobacco (0.0%):
    151     Companhia Cervejaria Brahma..........  $     83
                                                   --------
Electric Utility (0.1%):
 20,012     Centrais Electricas Brasilieras SA...       403
  3,761     Companhia Energetica de Minas
              Gerais.............................        78
                                                   --------
                                                        481
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
  5,931     Petroleo Brasileiro SA...............       914
                                                   --------
Steel (0.0%):
     12     Companhia Vale do Rio Doce, Series
              A..................................       232
                                                   --------
Telecommunications (0.1%):
  3,900     Embratel Participacoes...............        55
  3,900     Tele Centro Sul Participacoes........        43
  5,300     Tele Norte Leste Participacoes (b)...        97
  3,900     Telesp Celular Participacoes.........        41
    441     Telesp Celular SA....................        23
  8,700     Telesp Participacoes SA..............       198
  3,900     Telesudeste Celular (b)..............        22
                                                   --------
                                                        479
                                                   --------
                                                      2,675
                                                   --------
GERMANY (0.1%):
Automotive (0.1%):
     16     Volkswagen...........................       597
                                                   --------
Building Products (0.0%):
      0     Dyckerhoff AG (e)....................       142
                                                   --------
Machinery & Equipment (0.0%):
      5     Rheinmetall AG.......................        81
                                                   --------
Textile Products (0.0%):
      1     Escada AG............................        80
                                                   --------
                                                        900
                                                   --------
ITALY (0.1%):
Automotive (0.1%):
    237     Fiat SpA (b).........................       380
                                                   --------
  Total Preferred Stocks (Cost $3,604)                3,955
                                                   --------
RIGHTS-FOREIGN SECURITIES (0.0%):
ARGENTINA (0.0%):
Banking & Finance (0.0%):
     23     Banco Frances SA (b)(e)..............         0
                                                   --------
BRAZIL (0.0%):
Steel (0.0%):
     11     Companhia Vale do Rio Doce (b)(e)....         0
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
RIGHTS-FOREIGN SECURITIES, CONTINUED:
FRANCE (0.0%):
Construction (0.0%):
      3     Bouygues (b)(c)......................  $      7
                                                   --------
GERMANY (0.0%):
Conglomerates (0.0%):
     18     Preussag AG (b)......................         2
                                                   --------
ITALY (0.0%):
Office Equipment & Services (0.0%):
    451     Olivetti SpA (b).....................        65
                                                   --------
PORTUGAL (0.0%):
Telecommunications (0.0%):
     18     Portugal Telecom SA (b)(e)...........         0
                                                   --------
SPAIN (0.0%):
Drugs (0.0%):
      1     Fabrica Espanola De Productos
              Quimicos (b).......................         1
                                                   --------
Engineering (0.0%):
      8     Autopista (Acesa)....................         4
                                                   --------
                                                          5
                                                   --------
TURKEY (0.0%):
Automotive (0.0%):
  2,734     Tofas Turk Otomobil Fabrikas (b).....         8
                                                   --------
  Total Rights-Foreign Securities (Cost $0)              87
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. TREASURY OBLIGATIONS (0.3%):
U.S. Treasury Bills (0.3%):
 $1,960     9/16/99 (d)..........................     1,941
                                                   --------
  Total U.S. Treasury Obligations (Cost $1,941)       1,941
                                                   --------
INVESTMENT COMPANIES (4.7%):
UNITED STATES (4.7%):
 34,670     One Group Prime Money Market Fund,
              Class I............................  $ 34,670
                                                   --------
  Total Investment Companies (Cost $34,670)          34,670
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (16.8%):
Repurchase Agreements (16.8%):
$114,303    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $3,039 various
              Equity Securities, market value
              $120,652)..........................   114,303
  7,244     Lehman Brothers, 5.00%, 7/6/99
              (Collateralized by $121 various
              Equity Securities, market value
              $7,956)............................     7,244
  2,139     Lehman Brothers, 5.85%, 7/1/99,
              (Collateralized by $2,246 various
              Commercial Papers, 0.00%-5.06%,
              9/20/99 - 10/4/99, market value
              $2,246)............................     2,139
                                                   --------
  Total Short-Term Securities Held as Collateral
    (Cost $123,686)                                 123,686
                                                   --------
Total (Cost $703,811) (a)                          $863,024
                                                   ========

------------

Percentages indicated are based on net assets of $734,421.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of mark to market adjustments for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $9,920. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $189,291
                   Unrealized depreciation......................   (39,998)
                                                                  --------
                   Net unrealized appreciation..................  $149,293
                                                                  ========

(b) Non-income producing securities.
(c) A portion of this security was loaned as of June 30, 1999.
(d) Serves as collateral for futures contracts.
(e) Rounds to less than 1,000.

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

ADR       American Depository Receipt
GDR       Global Depository Receipt

At June 30, 1999, the Fund's open forward currency contracts were as follows:

                                                                                                                  UNREALIZED
                                                   DELIVERY    CONTRACT     CONTRACT     CONTRACT    MARKET     APPRECIATION/
       CURRENCY                                      DATE       PRICE        AMOUNT       VALUE       VALUE     (DEPRECIATION)
       --------                                    --------    --------    ----------    --------    -------    --------------
       Long Contracts:
       British Pound.............................  9/17/99     $0.6266     $    3,982    $ 6,354     $6,286         $ (68)
       Euro......................................  9/17/99      0.9611          4,779      4,972      4,978             6
       Euro......................................  9/30/99      0.9600          4,111      4,282      4,286             4
       Japanese Yen..............................  9/09/99     118.504      3,110,500     26,247     25,963          (284)
                                                                                         -------     -------        -----
       Total Long Contracts......................                                        $41,855     $41,513        $(342)
                                                                                         =======     =======        =====
       Short Contracts:
       British Pound.............................  9/17/99      0.6329          2,569      4,058      4,055             3
       Euro......................................  9/17/99      0.9649          2,931      3,037      3,053           (15)
       Euro......................................  9/30/99      0.9642          2,574      2,670      2,684           (14)
       Japanese Yen..............................  9/09/99     119.744      1,357,400     11,336     11,330             5
                                                                                         -------     -------        -----
       Total Short Contracts.....................                                        $21,101     $21,122        $ (21)
                                                                                         =======     =======        =====

At June 30, 1999, the Fund's open futures contracts were as follows:

                                                                CURRENT
NUMBER OF                                             OPEN      MARKET
CONTRACTS               CONTRACT TYPE               POSITIONS    VALUE
---------               -------------               ---------   -------
   166     Long Nikkei 225, September 1999 Futures   $14,441    $14,737
   35      Long CAC 40, September 1999 Futures         1,568      1,597
   14      Long DAX, September 1999 Futures            1,895      1,886
   22      Long FTSE 100, September 1999 Futures       1,427      1,396
                                                     -------    -------
                                                     $19,331    $19,616
                                                     =======    =======

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (94.8%):
ARGENTINA (1.2%):
Banking & Finance (0.2%):
     199    Banco De Galicia Bue, Class B........  $  1,039
      52    Banco Frances Rio SA.................       345
                                                   --------
                                                      1,384
                                                   --------
Beverages & Tobacco (0.0%):
       0    Buenos Aires Embottelladora SA, Class
              B (b)(e)...........................         0
                                                   --------
Construction (0.1%):
     291    Astra Cia Argentin (b)...............       524
                                                   --------
Energy (0.0%):
       0    Comercial Del Plata (b)(e)...........         0
                                                   --------
Metals & Mining (0.1%):
      38    Siderar SA, Class A..................       119
     489    Siderca SA...........................       655
                                                   --------
                                                        774
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
     300    Perez Companc SA.....................     1,739
                                                   --------
Telecommunications (0.5%):
     966    Telefonica de Argentina SA, Class
              B..................................     3,099
                                                   --------
                                                      7,520
                                                   --------
AUSTRALIA (1.6%):
Banking (0.4%):
      40    Australia & New Zealand Banking Group
              Ltd. ..............................       294
      85    National Australia Bank Ltd. ........     1,411
     131    Westpac Banking Corp., Ltd. (c)......       847
                                                   --------
                                                      2,552
                                                   --------
Beverages & Tobacco (0.0%):
      25    Coca-Cola Amatil Ltd. ...............       100
                                                   --------
Broadcasting & Publishing (0.1%):
      91    News Corp., Ltd. (b).................       774
                                                   --------
Building Products (0.0%):
      80    CSR Ltd. ............................       229
                                                   --------
Chemicals (0.1%):
      84    Orica Ltd. ..........................       458
                                                   --------
Containers & Packaging (0.0%):
      51    Amcor Ltd. ..........................       281
                                                   --------
Electric Integrated (0.0%):
     175    Contact Energy (b)...................       284
                                                   --------
Food Products & Services (0.0%):
      55    Goodman Fielder Ltd. ................        49
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Australia, continued:
Metals (0.1%):
     109    MIM Holdings Ltd. ...................  $     78
      36    Rio Tinto Ltd. ......................       588
                                                   --------
                                                        666
                                                   --------
Metals & Mining (0.4%):
     104    Broken Hill Proprietary Co., Ltd. ...     1,209
      82    Santos Ltd. .........................       270
     182    WMC Ltd. ............................       781
                                                   --------
                                                      2,260
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
     100    Oil Search Ltd. (b)..................       148
                                                   --------
Real Estate (0.1%):
       1    General Property Trust...............         2
      45    Lend Lease Corp. ....................       612
                                                   --------
                                                        614
                                                   --------
Retail-Stores/Catalog (0.1%):
      47    Coles Myer Ltd. .....................       273
      23    Woolworth Ltd. ......................        77
                                                   --------
                                                        350
                                                   --------
Services (0.1%):
      14    Brambles Industries Ltd. ............       356
                                                   --------
Telecommunications-Services and Equipment (0.2%):
     430    Cable & Wireless Optus Ltd. (b)......       979
                                                   --------
                                                     10,100
                                                   --------
BELGIUM (1.6%):
Banking (0.2%):
      24    Kredietbank NV.......................     1,405
                                                   --------
Chemicals (0.3%):
      29    Solvay SA............................     1,901
                                                   --------
Construction (0.0%):
       2    Glaverbel Mecansa....................       141
                                                   --------
Electric Utility (0.2%):
       8    Tractebel Investment Capital.........     1,175
                                                   --------
Industrial Holding Company (0.1%):
       3    Groupe Bruxelles Lambert SA..........       552
                                                   --------
Insurance (0.4%):
      71    Fortis...............................     2,243
                                                   --------
Merchandising (0.1%):
       1    Bekaert SA...........................       398
       2    Delhaize-Le Lion SA..................       153
                                                   --------
                                                        551
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Belgium, continued:
Metals & Mining (0.0%):
       8    Union Miniere Group..................  $    318
                                                   --------
Telecommunications-Services and Equipment (0.3%):
       7    Electrabel SA........................     2,152
                                                   --------
                                                     10,438
                                                   --------
BRAZIL (1.6%):
Electric Utility (0.2%):
      77    Centrais Eletricas Brasileiras ADR...       775
       8    Centrais Geradoras do Sul do Brasil
              ADR................................        31
      30    Companhia Energetica de Minas Gerais
              ADR................................       633
                                                   --------
                                                      1,439
                                                   --------
Financial Services (0.2%):
      62    Unibanco Holdings GDR................     1,492
                                                   --------
Food Products & Services (0.1%):
      20    Pao De Acucar GDR....................       374
                                                   --------
Industrial Holding Company (0.1%):
      20    Aracruz Celulose ADR.................       429
                                                   --------
Metals & Mining (0.1%):
      21    Compania Vale do Rio Doce ADR........       417
                                                   --------
Oil & Gas Exploration, Production & Services (0.1%):
      56    Petroleo Brasileiro ADR..............       862
                                                   --------
Paper Products (0.0%):
       8    Klabin Fabricadora ADR (b)...........        40
                                                   --------
Steel (0.0%):
       6    Sider Nacional ADR...................       158
                                                   --------
Telecommunications (0.0%):
      57    Telecomunicacoes Brasileiras ADR
              (b)................................         4
                                                   --------
Telecommunications-Services and Equipment (0.8%):
      28    Globo Cabo SA ADR (b)................       119
      57    Telecomunicacoes Brasileiras SA......     5,140
                                                   --------
                                                      5,259
                                                   --------
                                                     10,474
                                                   --------
CHILE (0.4%):
Airlines (0.0%):
      10    Lan Chile Sponsored ADR..............        72
                                                   --------
Electric Utility (0.0%):
      10    Gener SA ADR.........................       178
                                                   --------
Financial Services (0.0%):
      14    Banco Santander ADR..................       217
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Chile, continued:
Gas & Electric Utility (0.1%):
      27    Enersis SA ADR.......................  $    622
                                                   --------
Telecommunications (0.3%):
      50    Telecomunicaciones de Chile SA ADR...     1,237
                                                   --------
                                                      2,326
                                                   --------
DENMARK (1.7%):
Banking & Finance (0.4%):
      17    Danske Bank..........................     1,817
      12    Unidanmark A/S, Class A..............       783
                                                   --------
                                                      2,600
                                                   --------
Beverages & Tobacco (0.0%):
       7    Carlsberg A/S, Class B...............       288
                                                   --------
Commercial Services (0.1%):
       8    ISS International Service System A/S,
              Class B (b)........................       431
                                                   --------
Environmental Services (0.1%):
       7    Ratin A/S, Class B...................       814
                                                   --------
Food Products & Services (0.1%):
      10    Danisco A/S..........................       445
                                                   --------
Pharmaceuticals (0.3%):
      20    Novo Nordisk A/S, Class B............     2,153
                                                   --------
Security Services (0.0%):
       3    Falck A/S............................       246
                                                   --------
Transportation & Shipping (0.7%):
       0    D/S 1912, Class B (e)................     1,508
       0    D/S Svendborg A/S, Class B (e).......     2,478
                                                   --------
                                                      3,986
                                                   --------
                                                     10,963
                                                   --------
FINLAND (8.3%):
Banking & Finance (0.4%):
     396    Merita Ltd., Class A.................     2,250
                                                   --------
Construction (0.1%):
      17    Metra AB, Class B....................       362
                                                   --------
Consumer Goods & Services (0.0%):
      11    Amer Group, Class A..................       158
                                                   --------
Forest Products (0.8%):
       9    Rauma OY.............................       103
     169    UPM-Kymmene Corp. ...................     5,213
                                                   --------
                                                      5,316
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Finland, continued:
Insurance (0.2%):
      16    Pohjola Insurance Group, Class B.....  $    816
      24    Sampo Insurance Co. .................       707
                                                   --------
                                                      1,523
                                                   --------
Machinery & Equipment (0.1%):
       5    Kone Corp., Class B..................       674
                                                   --------
Metals (0.1%):
      60    Outokumpo OY, Class A................       672
                                                   --------
Retail (0.2%):
      62    Kesko................................       835
      15    Stockmann Oyj, Class A...............       304
       3    Stockmann Oyj, Class B...............        38
                                                   --------
                                                      1,177
                                                   --------
Telecommunications (0.3%):
     100    Sonera Group Oyj.....................     2,186
                                                   --------
Telecommunications-Services and Equipment (6.1%):
     440    Nokia (Ab)...........................    38,587
                                                   --------
                                                     52,905
                                                   --------
FRANCE (7.6%):
Automotive (0.2%):
       6    PSA Peugeot..........................       903
       4    Valeo SA.............................       290
                                                   --------
                                                      1,193
                                                   --------
Banking (0.8%):
      17    Banque Nationale de Paris............     1,404
      10    Paribas..............................     1,145
       9    Societe Generale.....................     1,600
                                                   --------
                                                      4,149
                                                   --------
Banking & Finance (0.0%):
       2    Dexia France.........................       206
                                                   --------
Beverages & Tobacco (0.3%):
       6    LVMH (Moet Hennessy Louis Vuitton)...     1,875
       4    Pernod Ricard........................       259
                                                   --------
                                                      2,134
                                                   --------
Broadcasting/Cable (0.1%):
       2    Canal Plus...........................       444
                                                   --------
Building Products (0.1%):
       1    Imetal SA............................       163
       7    Lafarge SA...........................       620
                                                   --------
                                                        783
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
Chemicals (0.3%):
       7    L'Air Liquide, Registered (b)........  $  1,080
      23    Rhone-Poulenc SA.....................     1,048
                                                   --------
                                                      2,128
                                                   --------
Defense (0.0%):
       7    Thomson CSF (c)......................       242
                                                   --------
Diversified (0.4%):
      34    Vivendi (c)..........................     2,756
                                                   --------
Electrical & Electronic (0.5%):
      15    Alcatel Alsthom......................     2,070
       2    Legrand SA...........................       397
       9    Schneider SA.........................       495
                                                   --------
                                                      2,962
                                                   --------
Energy (1.4%):
      16    Elf Aquitane SA......................     2,359
      45    Total SA, Class B (b)................     5,781
                                                   --------
                                                      8,140
                                                   --------
Food & Household Products (0.0%):
       2    Eridania Beghin-Say SA (c)...........       231
                                                   --------
Food Products & Services (0.3%):
       8    Groupe Danone........................     2,040
                                                   --------
Health & Personal Care (0.6%):
       4    L'OREAL..............................     2,588
      28    Sanofi Synthelabo SA (b).............     1,179
                                                   --------
                                                      3,767
                                                   --------
Industrial Goods & Services (0.1%):
      18    Michelin, Class B, Registered........       740
                                                   --------
Industrial Holding Company (0.3%):
      10    Lyonnaise des Eaux SA................     1,786
                                                   --------
Insurance (0.5%):
      26    AXA SA...............................     3,112
                                                   --------
Leisure (0.2%):
       6    Accor SA.............................     1,555
                                                   --------
Merchandising (0.6%):
      15    Carrefour SA.........................     2,273
       6    Pinault-Printemps-Redo SA............     1,073
       1    Promodes (c).........................       744
                                                   --------
                                                      4,090
                                                   --------
Metals (Non-ferrous) (0.1%):
      27    Usinor (c)...........................       402
                                                   --------
Office Equipment & Services (0.0%):
       4    BIC (a)..............................       222
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
Oil & Gas (0.2%):
       7    Compagnie de Saint Gobain............  $  1,081
                                                   --------
Telecommunications-Services and Equipment (0.6%):
      53    France Telecom (c)...................     4,040
                                                   --------
                                                     48,203
                                                   --------
GERMANY (7.1%):
Airlines (0.1%):
      34    Lufthansa AG.........................       620
                                                   --------
Automotive (0.8%):
      34    DaimlerChrysler......................     2,983
      30    Volkswagen AG NPV....................     1,915
                                                   --------
                                                      4,898
                                                   --------
Banking (1.0%):
      50    Bayer AG.............................     2,071
      19    Bayerische Vereinsbank AG............     1,224
      38    Deutsche Bank AG.....................     2,337
      30    Dresdner Bank AG.....................     1,174
                                                   --------
                                                      6,806
                                                   --------
Business Service (0.3%):
       5    SAP AG...............................     1,663
                                                   --------
Chemicals (0.3%):
      37    BASF AG..............................     1,606
                                                   --------
Conglomerates (0.7%):
      28    Metro AG.............................     1,763
      32    VEBA AG..............................     1,911
       2    Viag AG..............................       939
                                                   --------
                                                      4,613
                                                   --------
Construction (0.1%):
      11    Hochtief AG..........................       520
                                                   --------
Cosmetics/Personal Care (0.1%):
       6    Beiersdorf AG, Series ABC............       412
                                                   --------
Diversified (0.3%):
      29    Man AG -- Vorzugsaktien..............       658
      26    Preussag AG..........................     1,396
                                                   --------
                                                      2,054
                                                   --------
Electrical & Electronic (0.4%):
      36    Siemens AG...........................     2,776
                                                   --------
Engineering (0.7%):
      28    Mannesmann AG........................     4,226
                                                   --------
Health Care (0.1%):
       6    Schering AG..........................       603
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
Insurance (0.9%):
      15    Allianz AG...........................  $  4,314
       7    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered Shares
              (c)................................     1,260
                                                   --------
                                                      5,574
                                                   --------
Machinery & Equipment (0.1%):
       1    Linde AG.............................       334
                                                   --------
Manufacturing Miscellaneous (0.1%):
      25    Thyssen Krupp AG (b).................       540
                                                   --------
Reinsurance (0.2%):
       7    Muenchener Rueckversicherungs AG
              (b)................................     1,249
                                                   --------
Telecommunications (0.9%):
     133    Deutsche Telekom AG (b)..............     5,570
      18    RWE AG...............................       855
                                                   --------
                                                      6,425
                                                   --------
                                                     44,919
                                                   --------
HONG KONG (1.4%):
Banking (0.2%):
     101    Hang Seng Bank.......................     1,127
                                                   --------
Banking & Finance (0.0%):
      69    Wing Lung Bank.......................       267
                                                   --------
Business Service (0.0%):
     101    Wharf Holdings.......................       315
                                                   --------
Conglomerates (0.1%):
      91    Swire Pacific Ltd., Class A..........       448
                                                   --------
Electric Utility (0.0%):
      21    Hong Kong Electric...................        67
                                                   --------
Gas Utility (0.1%):
     314    Hong Kong & China Gas................       455
                                                   --------
Industrial Holding Company (0.3%):
     191    Hutchison Whampoa Ltd. ..............     1,729
                                                   --------
Investment Company (0.1%):
      97    CLP Holdings.........................       470
                                                   --------
Real Estate (0.4%):
     129    Cheung Kong (Holdings)...............     1,147
      62    Hysan Development....................        94
      86    New World Development Co. ...........       257
     131    Sun Hung Kai Properties Ltd. ........     1,192
                                                   --------
                                                      2,690
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
Telecommunications (0.2%):
     588    Hong Kong Telecommunications Ltd. ...  $  1,527
                                                   --------
                                                      9,095
                                                   --------
IRELAND (4.0%):
Banking (1.5%):
     471    Allied Irish Banks PLC (b)...........     6,198
     192    Bank Of Ireland (Dublin Listing).....     3,220
                                                   --------
                                                      9,418
                                                   --------
Construction (1.2%):
     417    CRH PLC (b)..........................     7,389
                                                   --------
Financial Services (0.3%):
     207    Irish Life & Permanent PLC (b).......     2,192
                                                   --------
Food Products & Services (0.4%):
     237    Greencore Group (b)..................       734
     163    Kerry Group, Class A (b).............     1,928
                                                   --------
                                                      2,662
                                                   --------
Industrial Goods & Services (0.4%):
   1,121    Smufit (Jefferson) Group (b).........     2,630
                                                   --------
Media (0.2%):
     276    Independent Newspapers PLC (b).......     1,326
                                                   --------
                                                     25,617
                                                   --------
ITALY (1.9%):
Banking (0.4%):
      80    Banca Commerciale Italiana...........       584
     222    Credito Italiano SpA.................       975
      79    Instituto Bancario San Paolo di
              Torino.............................     1,082
                                                   --------
                                                      2,641
                                                   --------
Broadcasting & Publishing (0.2%):
     177    Mediaset SpA (c).....................     1,573
                                                   --------
Insurance (0.4%):
      58    Assicurazioni Generali...............     2,010
     200    Istituto Nazionale delle
              Assicurazioni (c)..................       464
                                                   --------
                                                      2,474
                                                   --------
Oil & Gas (0.2%):
     166    Ente Nazionale Idrocarburi SpA
              (ENI)..............................       991
                                                   --------
Real Estate (0.0%):
     200    Unione Immobiliare...................        89
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Italy, continued:
Telecommunications (0.7%):
     300    Telecom Italia Mobile SpA di Risp
              (Non-convertible) (c)..............  $  1,791
     270    Telecom Italia SpA (c)...............     2,807
                                                   --------
                                                      4,598
                                                   --------
                                                     12,366
                                                   --------
JAPAN (14.3%):
Airlines (0.1%):
     110    Japan Airlines (c)...................       364
                                                   --------
Appliances & Household Products (1.8%):
     217    Matsushita Electric Industrial Co.,
              Ltd. ..............................     4,213
     154    Sanyo Electric Co. ..................       626
      63    Sharp Corp. (c)......................       744
      52    Sony Corp. (c).......................     5,552
                                                   --------
                                                     11,135
                                                   --------
Automotive (1.5%):
      74    Honda Motor Co., Ltd. ...............     3,136
     186    Toyota Motor Corp. ..................     5,886
                                                   --------
                                                      9,022
                                                   --------
Banking (1.3%):
     114    Asahi Bank Ltd. .....................       546
     156    Bank of Tokyo -- Mitsubishi..........     2,221
     155    Dai-Ichi Kangyo Bank.................       999
     144    Fuji Bank Ltd. (c)...................     1,004
     106    Industrial Bank of Japan.............       841
     127    Sakura Bank Ltd. ....................       482
     150    Sumitomo Bank........................     1,860
      97    Tokai Bank (c).......................       553
                                                   --------
                                                      8,506
                                                   --------
Basic Industry (0.0%):
      40    Sekisui Chemical Co., Ltd. ..........       232
                                                   --------
Building Products (0.1%):
      19    Tostem Corp. ........................       365
                                                   --------
Chemicals (1.2%):
     140    Asahi Chemical Industry Co., Ltd. ...       776
      82    Dainippon Ink & Chemicals, Inc. .....       279
      32    Shin-Etsu Chemical Co. ..............     1,071
     135    Sumitomo Chemical Co. (c)............       619
      90    Takeda Chemical Industries...........     4,172
     147    Toray Industries, Inc. (c)...........       736
                                                   --------
                                                      7,653
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Construction (0.4%):
      60    Daiwa House Industry Co., Ltd. ......  $    631
     157    Sekisui House Ltd. (c)...............     1,694
                                                   --------
                                                      2,325
                                                   --------
Consumer Goods & Services (0.0%):
      40    Toto Ltd. ...........................       309
                                                   --------
Data Processing & Reproduction (0.7%):
     178    Fujitsu Ltd. (c).....................     3,581
      75    Ricoh................................     1,032
                                                   --------
                                                      4,613
                                                   --------
Distribution (0.1%):
     167    Itochu Corp. (b).....................       415
                                                   --------
Electrical & Electronic (0.3%):
      17    Kyocera Corp. .......................       997
     125    Mitsubishi Electric Corp. ...........       480
      36    Omron Corp. .........................       625
                                                   --------
                                                      2,102
                                                   --------
Electronic Components/Instruments (0.5%):
      15    Fanuc Co., Ltd. .....................       806
     233    Hitachi Ltd. (c).....................     2,184
                                                   --------
                                                      2,990
                                                   --------
Energy (0.1%):
     120    Nippon Oil Co. ......................       506
                                                   --------
Engineering (0.0%):
      35    Obayashi Corp. ......................       176
                                                   --------
Financial Services (0.6%):
     149    Daiwa Securities Co., Ltd. ..........       985
      50    Mitsubishi Trust & Banking Co. ......       486
     127    Nomura Securities Co. (c)............     1,486
       7    Orix Corp. ..........................       625
                                                   --------
                                                      3,582
                                                   --------
Food & Household Products (0.1%):
      74    Ajinomoto Co., Inc. .................       844
                                                   --------
Gas & Electric Utility (0.7%):
      59    Kansai Electric Power Co., Inc. .....     1,123
     271    Osaka Gas Co. .......................       920
     102    Tokyo Electric Power.................     2,160
     137    Tokyo Gas Co., Ltd. .................       337
                                                   --------
                                                      4,540
                                                   --------
Health & Personal Care (0.2%):
      58    Sankyo Co., Ltd. ....................     1,462
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Industrial Goods & Services (0.4%):
      78    Bridgestone Corp. (c)................  $  2,359
      20    Denso Corp. .........................       406
                                                   --------
                                                      2,765
                                                   --------
Machinery & Equipment (0.4%):
      70    Komatsu Ltd. (c).....................       447
     136    Kubota Corp. ........................       407
     247    Mitsubishi Heavy Industries Ltd. ....     1,002
      83    Sumitomo Heavy Industries Ltd. (b)...       185
      10    Tokyo Electron Ltd. (c)..............       678
                                                   --------
                                                      2,719
                                                   --------
Manufacturing-Consumer Goods (0.5%):
      69    Canon, Inc. (c)......................     1,984
      36    Fuji Photo Film Co., Ltd. (c)........     1,362
                                                   --------
                                                      3,346
                                                   --------
Merchandising (0.8%):
      38    ITO-Yokado Co., Ltd. ................     2,543
      28    Seven-Eleven Japan Ltd. .............     2,744
                                                   --------
                                                      5,287
                                                   --------
Office Equipment & Services (0.2%):
      74    Dai Nippon Printing Co., Ltd. .......     1,183
                                                   --------
Packaging (0.1%):
      15    Toyo Seikan Kaisha...................       337
                                                   --------
Pharmaceuticals (0.3%):
     117    Dai-Ichi Pharmaceuticals.............     1,815
                                                   --------
Real Estate (0.2%):
     153    Mitsubishi Estate Co. ...............     1,493
                                                   --------
Retail (0.1%):
      78    Mycal Corp. .........................       490
                                                   --------
Steel (0.2%):
     341    Nippon Steel Co. ....................       792
     262    Sumitomo Metal Industries (b)........       327
                                                   --------
                                                      1,119
                                                   --------
Telecommunications (1.1%):
       1    Nippon Telegraph & Telephone
              Corp. .............................     6,920
                                                   --------
Transportation & Shipping (0.0%):
       0    East Japan Railway Co. (e)...........       204
                                                   --------
Transportation -- Road & Railroad (0.1%):
      89    Hankyu Corp. ........................       353
     148    Tokyu Corp. .........................       373
                                                   --------
                                                        726
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Wholesale & International Trade (0.2%):
     208    Marubeni Corp. ......................  $    435
      78    Mitsubishi Corp. ....................       528
      74    Sumitomo Corp. ......................       541
                                                   --------
                                                      1,504
                                                   --------
                                                     91,049
                                                   --------
MEXICO (4.4%):
Beverages & Tobacco (0.6%):
      33    Fomento Economico Mexicano SA de CV
              ADR................................     1,333
     873    Grupo Modelo SA, Series C............     2,485
                                                   --------
                                                      3,818
                                                   --------
Building Products (0.4%):
      50    Apasco SA de CV......................       327
     384    Cemex SA de CV, Series A.............     1,890
      50    Cemex SA de CV, Series CPO...........       244
                                                   --------
                                                      2,461
                                                   --------
Diversified (0.4%):
     160    ALFA SA de CV, Class A...............       661
     646    Desc SA de CV, Series B..............       711
     229    Grupo Carso SA de CV, Series A-1
              (b)................................     1,060
                                                   --------
                                                      2,432
                                                   --------
Financial Services (0.3%):
     334    Grupo Financiero Banamex-AC, Series O
              (b)................................       842
   2,257    Grupo Financiero Bancomer, Series
              O..................................       812
     109    Grupo Financiero Inbursa SA de CV,
              Class B (b)........................       263
                                                   --------
                                                      1,917
                                                   --------
Food & Household Products (0.3%):
     485    Kimberly-Clark de Mexico SA de CV,
              Class A............................     1,977
                                                   --------
Food Products & Services (0.1%):
     154    Empresas La Moderna SA de CV (b).....       861
                                                   --------
Industrial Goods & Services (0.2%):
     609    Grupo Industrial Bimbo SA de CV,
              Series A...........................     1,355
                                                   --------
Merchandising (0.3%):
   1,135    Cifra SA de CV, Series V (b).........     2,177
                                                   --------
Metals & Mining (0.2%):
     203    Grupo Mexico SA, Series B (b)........       862
     104    Industrias Penoles SA, Series CP
              (b)................................       301
                                                   --------
                                                      1,163
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Mexico, continued:
Telecommunications (1.6%):
      99    Grupo Televisa SA, Series CPO (b)....  $  2,215
   1,940    Telefonos de Mexico SA, Series L.....     7,752
                                                   --------
                                                      9,967
                                                   --------
                                                     28,128
                                                   --------
NETHERLANDS (4.9%):
Airlines (0.0%):
      10    KLM..................................       284
                                                   --------
Banking (0.4%):
     115    ABN AMRO Holding NV (c)..............     2,484
                                                   --------
Beverages & Tobacco (0.2%):
      20    Heineken NV..........................     1,018
                                                   --------
Broadcasting & Publishing (0.1%):
      74    Elsevier NV..........................       863
                                                   --------
Chemicals (0.2%):
      35    Akzo Nobel NV........................     1,471
                                                   --------
Construction (0.0%):
      11    Hollandsche Benton...................       135
                                                   --------
Distribution (0.0%):
       6    Buhrmann NV (Post Cons)..............        96
                                                   --------
Electronic Components/Instruments (0.4%):
      25    Koninklijke Philips Electronic NV....     2,438
                                                   --------
Energy (1.6%):
     147    Royal Dutch Petroleum................     8,633
      17    Royal Dutch Petroleum, NY Registered
              Shares.............................     1,012
                                                   --------
                                                      9,645
                                                   --------
Financial Services (0.7%):
      72    ING Groep NV.........................     3,904
                                                   --------
Food Products & Services (0.8%):
      38    Ahold (Kon) NV.......................     1,309
      51    Unilever NV CVA......................     3,436
                                                   --------
                                                      4,745
                                                   --------
Office Equipment & Services (0.0%):
       6    Oce..................................       155
                                                   --------
Printing & Publishing (0.1%):
      22    Wolters Kluwer CVA...................       879
                                                   --------
Services (0.1%):
      40    TNT Post Groep NV....................       954
                                                   --------
Steel (0.0%):
       4    Kon Hoogovens NV CVA.................       201
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Netherlands, continued:
Telecommunications-Services and Equipment (0.3%):
      40    Koninklijke KPN......................  $  1,886
                                                   --------
                                                     31,158
                                                   --------
NEW ZEALAND (1.0%):
Beverages & Tobacco (0.1%):
     270    Lion Nathan Ltd. ....................       647
                                                   --------
Building Products (0.1%):
     262    Fletcher Challenge Building..........       381
                                                   --------
Forest Products (0.0%):
     225    Fletcher Challenge Paper.............       168
                                                   --------
Telecommunications (0.4%):
     595    Telecom Corp. of New Zealand Ltd. ...     2,554
                                                   --------
Telecommunications-Services and Equipment (0.4%):
      55    Tele Danmark As, Series B............     2,696
                                                   --------
                                                      6,446
                                                   --------
NORWAY (1.8%):
Banking (0.1%):
      70    Christiania Bank OG Kreditkasse......       252
     155    Den Norske Bank ASA..................       512
                                                   --------
                                                        764
                                                   --------
Computer Software (0.1%):
      70    Merkantildata ASA....................       676
                                                   --------
Forest Products (0.1%):
      23    Norske Skogsindustrier, Class A
              (c)................................       858
                                                   --------
Insurance (0.2%):
     160    Storebrand ASA (b)...................     1,075
                                                   --------
Manufacturing-Consumer Goods (0.3%):
     113    Orkla ASA, Series A..................     1,758
                                                   --------
Medical Equipment & Supplies (0.0%):
      30    Hafslund, Class A....................       200
                                                   --------
Oil & Gas (0.1%):
      47    Petroleum Geo-Services ASA (b).......       705
                                                   --------
Oil & Gas Exploration, Production & Services (0.6%):
      16    Aker ASA, Class B....................       219
      70    Norsk Hydro ASA (c)..................     2,628
      30    Smedvig, Class A.....................       278
                                                   --------
                                                      3,125
                                                   --------
Pharmaceuticals (0.2%):
     220    Nycomed Amersham PLC, Class B........     1,566
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Norway, continued:
Transportation & Shipping (0.1%):
      21    Bergesen Dy As, Class A..............  $    311
      18    Leif Hoegh & Co., ASA................       234
                                                   --------
                                                        545
                                                   --------
                                                     11,272
                                                   --------
SINGAPORE (2.1%):
Airlines (0.3%):
     209    Singapore Airlines (Alien Market)....     1,989
                                                   --------
Automotive (0.1%):
     102    Cycle & Carriage.....................       587
                                                   --------
Banking (0.6%):
      67    Development Bank Singapore (Alien
              Market) (c)........................       815
     193    Oversea -- Chinese Banking Corp.,
              Ltd. ..............................     1,605
     224    United Overseas Bank (Alien
              Market)............................     1,569
                                                   --------
                                                      3,989
                                                   --------
Beverages & Tobacco (0.1%):
      87    Fraser & Neave.......................       388
                                                   --------
Distribution (0.0%):
      80    Inchcape Motors Ltd. ................       129
                                                   --------
Diversified (0.2%):
     281    Keppel Corp. ........................       956
                                                   --------
Electrical & Electronic (0.0%):
      75    Elec & Eltek International Co.,
              Ltd. ..............................       293
                                                   --------
Electrical Equipment (0.0%):
       5    Creative Technology Ltd. ............        65
                                                   --------
Electronic Components/Instruments (0.2%):
     150    Venture Manufacturing................     1,154
                                                   --------
Real Estate (0.3%):
     171    City Developments Ltd. ..............     1,092
     358    DBS Land Ltd. .......................       715
                                                   --------
                                                      1,807
                                                   --------
Telecommunications (0.3%):
   1,118    Singapore Telecommunications Ltd.
              (c)................................     1,918
                                                   --------
Telecommunications-Services and Equipment (0.0%):
     270    MMI Holdings Ltd. ...................       246
                                                   --------
                                                     13,521
                                                   --------
SOUTH KOREA (1.0%):
Banking (0.2%):
      84    Hana Bank............................     1,234
                                                   --------
Electric Integrated (0.2%):
      33    Kepco Korea Electric Power...........     1,359
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Korea, continued:
Electronic Components/Instruments (0.6%):
      10    Samsung Display Devices..............  $    558
      29    Samsung Electronics..................     3,160
                                                   --------
                                                      3,718
                                                   --------
                                                      6,311
                                                   --------
SPAIN (6.0%):
Automotive (0.1%):
      55    Autopistas Cesa......................       649
                                                   --------
Banking (2.1%):
     371    Banco Bilbao Vizcaya.................     5,353
     589    Banco Santander Central Hispano
              Americano SA.......................     6,135
      89    Corporacion Bancaria de Espana SA
              (c)................................     2,017
                                                   --------
                                                     13,505
                                                   --------
Beverages & Tobacco (0.1%):
      37    Tabacalera SA (c)....................       757
                                                   --------
Construction (0.1%):
      16    Fomento de Construcciones y Contratas
              SA.................................       896
                                                   --------
Gas & Electric Utility (1.1%):
     182    Endesa SA (c)........................     3,874
     139    Iberdrola SA (c).....................     2,111
      64    Union Electric Fenosa SA (c).........       840
                                                   --------
                                                      6,825
                                                   --------
Insurance (0.1%):
      17    Corporacion Mapfre...................       346
                                                   --------
Machinery & Equipment (0.1%):
      26    Zardoya-Otis.........................       664
                                                   --------
Oil & Gas Exploration, Production & Services (0.8%):
      25    Gas Natural SDG......................     1,850
     157    Repsol SA (c)........................     3,199
                                                   --------
                                                      5,049
                                                   --------
Real Estate (0.0%):
      29    Vallehermoso SA......................       281
                                                   --------
Steel (0.1%):
      13    Acerinox SA, Registered..............       384
                                                   --------
Telecommunications (1.4%):
     186    Telefonica de Espana (b)(c)..........     8,977
                                                   --------
Transportation (0.0%):
      55    Autopistas Concesionaria Espanola SA-
              Bonus Shares.......................        32
                                                   --------
                                                     38,365
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
SWEDEN (1.8%):
Automotive (0.2%):
      33    Volvo AB, Series B...................  $    957
                                                   --------
Banking & Finance (0.2%):
      99    Svenska Handelsdanken, Class A.......     1,188
                                                   --------
Engineering (0.1%):
      67    ABB AB, Class A......................       891
                                                   --------
Insurance (0.0%):
      15    Skandia Forsakring...................       281
                                                   --------
Medical-Drugs (0.3%):
      48    Astrazeneca (b)......................     1,865
                                                   --------
Paper Products (0.0%):
       5    Mo Och Domsjo Ab, Series B...........       116
                                                   --------
Retail-General Merchandise (0.3%):
      68    Hennes & Mauritz AB, Series B........     1,680
                                                   --------
Telecommunications (0.7%):
     145    Telefonaktiebolaget LM Ericsson,
              Series B (c).......................     4,647
                                                   --------
                                                     11,625
                                                   --------
SWITZERLAND (3.5%):
Building Products (0.1%):
       1    Holderbank Financiera Glarus
              Bearer.............................       659
                                                   --------
Diversified (0.2%):
       0    Alusuisse-Lonza Holding AG,
              Registered (e).....................       289
       1    SFR ABB AG...........................       814
                                                   --------
                                                      1,103
                                                   --------
Fertilizers (0.0%):
       1    Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG.................................       104
                                                   --------
Financial Services (0.8%):
      10    CS Holding AG, Registered............     1,648
      11    Union Bank of Switzerland AG,
              Registered.........................     3,226
                                                   --------
                                                      4,874
                                                   --------
Food Products & Services (0.5%):
       2    Nestle SA, Registered................     3,377
                                                   --------
Insurance (0.4%):
       0    Swiss Reinsurance Corp., Registered
              (e)................................        57
       4    Zurich Allied AG, Registered.........     2,328
                                                   --------
                                                      2,385
                                                   --------
Jewelry (0.0%):
       0    Swatch Group, Bearer (e).............       111
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Switzerland, continued:
Pharmaceuticals (1.5%):
       3    Novartis AG, Registered..............  $  4,586
       0    Roche Holding AG, Bearer (e).........     4,964
                                                   --------
                                                      9,550
                                                   --------
                                                     22,163
                                                   --------
UNITED KINGDOM (15.6%):
Aerospace & Military Technology (0.3%):
      84    British Aerospace PLC................       550
     127    Rolls-Royce PLC......................       539
      43    Smiths Industries PLC................       568
                                                   --------
                                                      1,657
                                                   --------
Airlines (0.1%):
      84    British Airways PLC..................       575
                                                   --------
Appliances & Household Products (0.1%):
      51    EMI Group PLC........................       410
                                                   --------
Banking (2.1%):
      72    Abbey National PLC...................     1,340
     116    Barclays PLC.........................     3,368
     162    HSBC Holdings PLC....................     5,758
      88    HSBC Holdings PLC, Class A...........     3,134
                                                   --------
                                                     13,600
                                                   --------
Beverages & Tobacco (0.8%):
     109    British American Tobacco PLC.........     1,019
      25    Coca-Cola Beverage (b)...............        52
     373    Diageo PLC...........................     3,891
      31    Imperial Tobacco.....................       343
                                                   --------
                                                      5,305
                                                   --------
Brewery (0.2%):
      97    Bass PLC.............................     1,414
                                                   --------
Broadcasting/Cable (0.2%):
      94    British Sky Broadcasting Group PLC...       870
      86    Carlton Communications...............       716
                                                   --------
                                                      1,586
                                                   --------
Building Products (0.1%):
      27    RMC Group............................       428
                                                   --------
Chemicals (0.2%):
      40    BOC Group............................       793
      77    Imperial Chemical Industries PLC.....       764
                                                   --------
                                                      1,557
                                                   --------
Construction (0.0%):
     110    Taylor Woodrow PLC...................       316
                                                   --------
Electric Utility (0.0%):
      22    Scottish Power.......................       193
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Electrical & Electronic (0.4%):
     227    General Electric Co., PLC............  $  2,297
                                                   --------
Energy (1.4%):
     433    British Petroleum Co., PLC...........     7,745
      58    Thames Water Ord.....................       925
                                                   --------
                                                      8,670
                                                   --------
Financial Services (0.8%):
     364    Lloyds TSB Group, PLC................     4,925
                                                   --------
Food Products & Services (0.7%):
      58    Associated British Foods.............       381
     110    Cadbury Schweppes PLC................       702
     187    J Sainsbury PLC......................     1,177
     232    Unilever PLC.........................     2,100
                                                   --------
                                                      4,360
                                                   --------
Health & Personal Care (1.3%):
     221    Glaxo Wellcome PLC...................     6,134
      58    Zeneca PLC...........................     2,229
                                                   --------
                                                      8,363
                                                   --------
Industrial Holding Company (0.1%):
      69    Hanson Trust PLC.....................       606
                                                   --------
Insurance (0.9%):
     109    Allied Zurich PLC....................     1,364
     197    Prudential Corp. PLC.................     2,918
     161    Royal & Sun Alliance Insurance Group
              PLC................................     1,448
                                                   --------
                                                      5,730
                                                   --------
Leisure (0.4%):
      81    Granada Group PLC (b)................     1,515
     200    Ladbroke Group PLC...................       792
      89    Rank Group PLC.......................       353
                                                   --------
                                                      2,660
                                                   --------
Manufacturing Miscellaneous (0.2%):
     208    Siebe PLC............................       984
                                                   --------
Merchandising (0.1%):
     157    Safeway PLC..........................       629
                                                   --------
Metals & Mining (0.3%):
     233    British Steel PLC....................       600
      96    Rio Tinto PLC........................     1,593
                                                   --------
                                                      2,193
                                                   --------
Oil & Gas Exploration, Production & Services (0.3%):
     285    BG PLC...............................     1,742
                                                   --------
Pharmaceuticals (0.7%):
     351    SmithKline Beecham PLC...............     4,557
                                                   --------

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Printing & Publishing (0.4%):
      40    Reed International PLC...............  $    269
     151    Reuters Group........................     1,984
                                                   --------
                                                      2,253
                                                   --------
Real Estate (0.1%):
     103    Mepc Ord.............................       837
                                                   --------
Retail (0.2%):
      97    Kingfisher PLC.......................     1,115
      24    Selfridges Ord.......................        99
                                                   --------
                                                      1,214
                                                   --------
Retail-Stores/Catalog (0.6%):
      62    Boots Co., PLC.......................       743
      68    Great Universal Stores PLC...........       765
     212    Marks & Spencer PLC..................     1,233
     475    Tesco PLC............................     1,231
                                                   --------
                                                      3,972
                                                   --------
Telecommunications (2.6%):
     429    British Telecommunications PLC.......     7,163
     180    Cable & Wireless PLC.................     2,285
     229    Centrica PLC (b).....................       540
      79    National Power PLC...................       577
     282    Vodaphone Group PLC..................     5,579
                                                   --------
                                                     16,144
                                                   --------
                                                     99,177
                                                   --------
UNITED STATES (0.0%):
Oil & Gas Exploration, Production & Services (0.0%):
       4    Transocean Offshore Inc. ............       105
                                                   --------
  Total Common Stocks                               604,246
                                                   --------
PREFERRED STOCKS (0.5%):
AUSTRALIA (0.1%):
Broadcasting & Publishing (0.1%):
      70    News Corp., Ltd. ....................       536
                                                   --------
BRAZIL (0.0%):
Telecommunications-Services and Equipment (0.0%):
     966    Telesp Tel Sao Paulo Npv.............       115
                                                   --------
GERMANY (0.4%):
Business Service (0.3%):
       4    SAP AG...............................     1,590
                                                   --------
Telecommunications (0.1%):
      10    RWE AG...............................       341
                                                   --------
                                                      1,931
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
NETHERLANDS (0.0%):
Food Products & Services (0.0%):
      57    Unilever NV (b)......................  $    306
                                                   --------
  Total Preferred Stocks                              2,888
                                                   --------
RIGHTS-FOREIGN SECURITIES (0.0%):
ARGENTINA (0.0%):
Banking & Finance (0.0%):
      52    Banco Frances SA (b).................         0
                                                   --------
SWITZERLAND (0.0%):
Building Products (0.0%):
       1    Holderbank Fn Glarus (b).............         8
                                                   --------
  Total Rights-Foreign Securities                         8
                                                   --------
WARRANTS (0.0%):
THAILAND (0.0%):
Banking (0.0%):
      28    Siam Commercial Bank, Expire 12/31/02
              (b)................................        12
                                                   --------
  Total Warrants                                         12
                                                   --------
U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Bills (0.2%):
 $ 1,200    9/30/99 (d)..........................     1,207
                                                   --------
  Total U.S. Treasury Obligations                     1,207
                                                   --------
INVESTMENT COMPANIES (1.8%):
UNITED STATES (1.8%):
  11,576    One Group Prime Money Market Fund,
              Class I............................    11,576
                                                   --------
  Total Investment Companies                         11,576
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL (7.8%):
Repurchase Agreements (7.8%):
 $ 2,896    Lehman Brothers, 5.00%, 7/6/99
              (Collateralized by $48 various
              Equity Securities, market value
              $3,181)............................     2,896
     855    Lehman Brothers, 5.85%, 7/1/99
              (Collateralized by $898 various
              Commercial Papers,
              0.00 - 5.06%, 9/20/99 - 10/4/99,
              market value $898).................       855
  45,697    Lehman Brothers, 6.25%, 7/1/99,
              (Collateralized by $1,215 various
              Equity Securities, market value
              $48,235)...........................    45,697
                                                   --------
    Total Short-Term Securities Held as
    Collateral                                       49,448
                                                   --------
  Total (Cost $488,926) (a)                        $669,385
                                                   ========

Continued

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1999
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $636,693.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of mark to market adjustments for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,833. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $221,692
                   Unrealized depreciation......................   (43,066)
                                                                  --------
                   Net unrealized appreciation..................  $178,626
                                                                  ========

(b) Non-income producing securities.

(c) A portion of this security was loaned as of June 30, 1999.

(d) Serves as collateral for futures contracts.

(e) Rounds to less than 1,000.

ADR            American Depository Receipt
GDR            Global Depository Receipt

At June 30, 1999, the Fund's open forward currency contracts were as follows:

                                                                                                                 UNREALIZED
                                                   DELIVERY    CONTRACT    CONTRACT     CONTRACT    MARKET     APPRECIATION/
       CURRENCY                                      DATE       PRICE       AMOUNT       VALUE       VALUE     (DEPRECIATION)
       --------                                    --------    --------    ---------    --------    -------    --------------
       Short Contracts:
       Japanese Yen..............................   7/6/99     $109.89     $(549,450)   $(5,000)    $(4,542)       $  458
       Japanese Yen..............................  7/13/99      106.92      (534,600)    (5,000)    (4,423)           577
                                                                                        --------    -------        ------
       Total short contracts.....................                                       $(10,000)   $(8,965)       $1,035
                                                                                        ========    =======        ======

                                                                                                 CURRENT
                       NUMBER OF                                                      OPEN       MARKET
                       CONTRACTS                   CONTRACT TYPE                    POSITIONS     VALUE
                       ---------                   -------------                    ---------    -------
                          150       Topix, September 1999.......................     $16,479     $17,437

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1999
(Amounts in Thousands, except per share amounts)

                                                             SMALL CAP   SMALL CAP    MID CAP      MID CAP     DIVERSIFIED
                                                              GROWTH       VALUE       GROWTH       VALUE        MID CAP
                                                               FUND        FUND         FUND         FUND         FUND
                                                             ---------   ---------   ----------   ----------   -----------
ASSETS:
Investments, at value......................................  $170,915    $273,318    $1,628,284   $1,217,106   $1,263,832
Repurchase agreements, at cost.............................     7,002         745        62,829       11,707       11,741
                                                             --------    --------    ----------   ----------   ----------
Total (cost $161,292; $255,057; $1,400,771; $1,143,118;
 $914,899; respectively)...................................   177,917     274,063     1,691,113    1,228,813    1,275,573
Cash.......................................................        --          --             1           --           --
Interest and dividends receivable..........................        85         153           764          929          413
Receivable for capital shares issued.......................       155          50         1,795          108           93
Receivable from brokers for investments sold...............    17,477       9,732       113,564      146,381           --
Net receivable for variation margin on futures contracts...        --          --           486           --           --
Unamortized organization costs.............................        --           8            --           --           --
Prepaid expenses and other assets..........................         2           2            14           12            7
                                                             --------    --------    ----------   ----------   ----------
TOTAL ASSETS...............................................   195,636     284,008     1,807,737    1,376,243    1,276,086
                                                             --------    --------    ----------   ----------   ----------
LIABILITIES:
Dividends payable..........................................        --          --            --          538           --
Payable to brokers for investments purchased...............    21,980       4,671       130,374      110,643           --
Payable for capital shares redeemed........................        59          37           408          185           89
Payable for return of collateral received for securities on
 loan......................................................     9,920       2,460       186,737       41,882       38,795
Accrued expenses and other payables:
 Investment advisory fees..................................        93         126           863          710          587
 Administration fees.......................................        17          30           194          159          141
 12b-1 Fees................................................        25          17           311          125          121
 Other.....................................................        80          24           477          354          468
                                                             --------    --------    ----------   ----------   ----------
TOTAL LIABILITIES..........................................    32,174       7,365       319,364      154,596       40,201
                                                             --------    --------    ----------   ----------   ----------
NET ASSETS:
Capital....................................................   136,287     269,406     1,018,010    1,045,603      754,179
Undistributed (distributions in excess) of net investment
 income....................................................        --           1            --          (17)          --
Accumulated undistributed net realized gains (losses) from
 investment, options and futures transactions..............    10,550     (11,770)      179,447       90,366      121,032
Net unrealized appreciation (depreciation) from
 investments, futures and options..........................    16,625      19,006       290,916       85,695      360,674
                                                             --------    --------    ----------   ----------   ----------
NET ASSETS.................................................  $163,462    $276,643    $1,488,373   $1,221,647   $1,235,885
                                                             ========    ========    ==========   ==========   ==========
NET ASSETS
 Class I...................................................  $130,974    $246,712    $1,164,884   $1,057,827   $  987,059
 Class A...................................................    22,081      26,592       159,292      122,392      242,528
 Class B...................................................    10,278       3,320       147,600       41,380        6,283
 Class C...................................................       129          19        16,597           48           15
                                                             --------    --------    ----------   ----------   ----------
Total......................................................  $163,462    $276,643    $1,488,373   $1,221,647   $1,235,885
                                                             ========    ========    ==========   ==========   ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
 Class I...................................................    12,335      17,305        46,005       71,101       44,665
 Class A...................................................     2,081       1,894         6,368        8,200       11,044
 Class B...................................................     1,002         243         6,236        2,796          614
 Class C...................................................        12           1           663            3            1
                                                             --------    --------    ----------   ----------   ----------
Total......................................................    15,430      19,443        59,272       82,100       56,324
                                                             ========    ========    ==========   ==========   ==========
Net Asset Value
 Class I Offering and redemption price per share...........  $  10.62    $  14.26    $    25.32   $    14.88   $    22.10
                                                             ========    ========    ==========   ==========   ==========
 Class A Redemption price per share........................  $  10.61    $  14.04    $    25.02   $    14.93   $    21.96
                                                             ========    ========    ==========   ==========   ==========
   Maximum sales charge....................................      5.25%       5.25%         5.25%        5.25%        5.25%
                                                             ========    ========    ==========   ==========   ==========
   Maximum offering price per share (100%/(100% -- maximum
    sales charge) of net asset value adjusted to nearest
    cent)..................................................  $  11.20    $  14.82    $    26.41   $    15.76   $    23.18
                                                             ========    ========    ==========   ==========   ==========
 Class B Offering price per share (a)......................  $  10.26    $  13.63    $    23.67   $    14.80   $    10.23
                                                             ========    ========    ==========   ==========   ==========
 Class C Offering price per share (a)......................  $  10.43    $  13.60    $    25.04   $    14.80   $    10.23
                                                             ========    ========    ==========   ==========   ==========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1999
(Amounts in Thousands, except per share amounts)

                                                               LARGE        LARGE
                                                                CAP          CAP         EQUITY     DIVERSIFIED
                                                               GROWTH       VALUE        INCOME       EQUITY       BALANCED
                                                                FUND         FUND         FUND         FUND          FUND
                                                             ----------   ----------   ----------   -----------   -----------
ASSETS:
Investments, at value......................................  $4,146,374   $1,190,424   $1,490,045   $2,547,218     $573,157
Repurchase agreements, at cost.............................     24,857        6,080        12,517       24,112       11,459
                                                             ----------   ----------   ----------   ----------     --------
Total (cost $2,719,875; $928,958; $911,774; $1,957,473;
 $524,113; respectively)...................................  4,171,231    1,196,504     1,502,562    2,571,330      584,616
Interest and dividends receivable..........................      3,010        1,311         2,424        1,579        2,522
Receivable for capital shares issued.......................      2,306          319           578        1,526        1,143
Receivable from brokers for investments sold...............    165,527       72,238         6,650           --            6
Net receivable for variation margin on futures contracts...      3,256           --            --          525          475
Prepaid expenses and other assets..........................         19            8            11           14            4
                                                             ----------   ----------   ----------   ----------     --------
TOTAL ASSETS...............................................  4,345,349    1,270,380     1,512,225    2,574,974      588,766
                                                             ----------   ----------   ----------   ----------     --------
LIABILITIES:
Dividends payable..........................................         --          521         1,090           --          998
Payable to brokers for investments purchased...............    110,172       91,508           822           --           --
Payable for capital shares redeemed........................        835           53           450          296          296
Payable for return of collateral received for securities on
 loan......................................................    103,376       27,378        54,959       81,403       38,192
Options written, at value (premiums received $661).........         --          619            --           --           --
Accrued expenses and other payables:
 Investment advisory fees..................................      2,229          679           702        1,411          241
 Administration fees.......................................        513          154           136          303           71
 12b-1 Fees................................................      1,145           49           379          235          404
 Other.....................................................        914          273           412          588          247
                                                             ----------   ----------   ----------   ----------     --------
TOTAL LIABILITIES..........................................    219,184      121,234        58,950       84,236       40,449
                                                             ----------   ----------   ----------   ----------     --------
NET ASSETS:
Capital....................................................  2,265,868      813,049       836,615    1,742,683      465,576
Undistributed (distributions in excess) of net investment
 income....................................................         --           83           114           --           53
Accumulated undistributed net realized gains (losses) from
 investment, options and futures transactions..............    402,723       68,426        25,758      132,905       21,015
Net unrealized appreciation (depreciation) from
 investments, futures and options..........................  1,457,574      267,588       590,788      615,150       61,673
                                                             ----------   ----------   ----------   ----------     --------
NET ASSETS.................................................  $4,126,165   $1,149,146   $1,453,275   $2,490,738     $548,317
                                                             ==========   ==========   ==========   ==========     ========
NET ASSETS
 Class I...................................................  $3,052,897   $1,095,686   $1,120,181   $2,089,940     $229,008
 Class A...................................................    447,234       28,448       135,420      340,736       80,819
 Class B...................................................    617,706       24,877       197,016       52,004      238,490
 Class C...................................................      8,328          135           658        8,058           --
                                                             ----------   ----------   ----------   ----------     --------
Total......................................................  $4,126,165   $1,149,146   $1,453,275   $2,490,738     $548,317
                                                             ==========   ==========   ==========   ==========     ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
 Class I...................................................    116,746       60,555        45,726      137,619       16,205
 Class A...................................................     16,652        1,560         5,539       22,477        5,715
 Class B...................................................     23,832        1,363         8,042        3,474       16,793
 Class C...................................................        324            7            27          535           --
                                                             ----------   ----------   ----------   ----------     --------
Total......................................................    157,554       63,485        59,334      164,105       38,713
                                                             ==========   ==========   ==========   ==========     ========
Net Asset Value
 Class I Offering and redemption price per share...........  $   26.15    $   18.09    $    24.50   $    15.19     $  14.13
                                                             ==========   ==========   ==========   ==========     ========
 Class A Redemption price per share........................  $   26.86    $   18.24    $    24.45   $    15.16     $  14.14
                                                             ==========   ==========   ==========   ==========     ========
   Maximum sales charge....................................       5.25%        5.25%         5.25%        5.25%        5.25%
                                                             ==========   ==========   ==========   ==========     ========
   Maximum offering price per share (100%/(100% -- maximum
    sales charge) of net asset value adjusted to nearest
    cent)..................................................  $   28.35    $   19.25    $    25.80   $    16.00     $  14.92
                                                             ==========   ==========   ==========   ==========     ========
 Class B Offering price per share (a)......................  $   25.92    $   18.25    $    24.50   $    14.97     $  14.20
                                                             ==========   ==========   ==========   ==========     ========
 Class C Offering price per share (a)......................  $   25.71    $   18.24    $    24.51   $    15.06
                                                             ==========   ==========   ==========   ==========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1999
(Amounts in Thousands, except per share amounts)

                                                                              MARKET
                                                                EQUITY       EXPANSION     INTERNATIONAL      DIVERSIFIED
                                                                INDEX          INDEX          EQUITY         INTERNATIONAL
                                                                 FUND          FUND         INDEX FUND           FUND
                                                              ----------     ---------     -------------     -------------
ASSETS:
Investments, at value.......................................  $3,267,582      $30,486        $739,338          $619,937
Repurchase agreements, at cost..............................      31,199          496         123,686            49,448
                                                              ----------      -------        --------          --------
Total (cost $1,854,395; $26,179; $703,811; $488,926;
 respectively)..............................................   3,298,781       30,982         863,024           669,385
Cash........................................................          --          115              --                --
Foreign currency, at value (cost $8,054)....................          --           --              --             7,996
Interest and dividends receivable...........................       3,329           19           3,427             2,076
Receivable for capital shares issued........................       7,943            3           1,323                30
Receivable from brokers for investments sold................          --           21          29,634             6,420
Receivable for forward foreign currency contracts...........          --           --              --             1,035
Net receivable for variation margin on futures contracts....         325           --              --                --
Tax reclaim receivable......................................          --           --             825             1,008
Prepaid expenses and other assets...........................          18           --               6                 4
                                                              ----------      -------        --------          --------
TOTAL ASSETS................................................   3,310,396       31,140         898,239           687,954
                                                              ----------      -------        --------          --------
LIABILITIES:
Foreign currency overdraft, at value (cost $1,054)..........          --           --           1,042                --
Dividends payable...........................................       1,388           13              --                --
Payable to brokers for investments purchased................          --           --          37,006               496
Payable for capital shares redeemed.........................         543           --             115               161
Payable for return of collateral received for securities on
 loan.......................................................     123,454        1,641         123,686            49,448
Payable for forward foreign currency contracts..............          --           --             363                --
Net payable for variation margin on futures contracts.......          --           --              51               235
Accrued expenses and other payables:
 Investment advisory fees...................................         367            1             325               440
 Administration fees........................................         237            3              99                76
 12b-1 Fees.................................................       1,274           --              54                14
 Other......................................................       1,042            7           1,077               391
                                                              ----------      -------        --------          --------
TOTAL LIABILITIES...........................................     128,305        1,665         163,818            51,261
                                                              ----------      -------        --------          --------
NET ASSETS:
Capital.....................................................   1,712,254       19,390         579,138           464,587
Undistributed (distributions in excess) of net investment
 income.....................................................         173            1          (5,588)            1,819
Accumulated undistributed net realized gains (losses) from
 investment, options and futures transactions...............      24,450        5,281           1,785           (12,188)
Net unrealized appreciation (depreciation) from investments, futures, options and translation of assets and liabilities
 in foreign currencies......................................   1,445,214        4,803         159,086           182,475
                                                              ----------      -------        --------          --------
NET ASSETS..................................................  $3,182,091      $29,475        $734,421          $636,693
                                                              ==========      =======        ========          ========
NET ASSETS
 Class I....................................................  $1,855,947      $28,871        $657,902          $599,310
 Class A....................................................     732,325          277          55,691            34,900
 Class B....................................................     534,777          309          18,489             2,478
 Class C....................................................      59,042           18           2,339                 5
                                                              ----------      -------        --------          --------
Total.......................................................  $3,182,091      $29,475        $734,421          $636,693
                                                              ==========      =======        ========          ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
 Class I....................................................      58,386        2,715          35,318            39,623
 Class A....................................................      23,041           26           2,981             2,315
 Class B....................................................      16,861           29           1,033               176
 Class C....................................................       1,859            1             126                --(b)
                                                              ----------      -------        --------          --------
Total.......................................................     100,147        2,771          39,458            42,114
                                                              ==========      =======        ========          ========
Net Asset Value
 Class I Offering and redemption price per share............  $    31.79      $ 10.63        $  18.63          $  15.13
                                                              ==========      =======        ========          ========
 Class A Redemption price per share.........................  $    31.78      $ 10.63        $  18.68          $  15.08
                                                              ==========      =======        ========          ========
   Maximum sales charge.....................................        5.25%        5.25%           5.25%             5.25%
                                                              ==========      =======        ========          ========
   Maximum offering price per share (100%/(100% -- maximum
    sales charge) of net asset value adjusted to nearest
    cent)...................................................  $    33.54      $ 11.22        $  19.72          $  15.92
                                                              ==========      =======        ========          ========
 Class B Offering price per share (a).......................  $    31.72      $ 10.74        $  17.89          $  14.08
                                                              ==========      =======        ========          ========
 Class C Offering price per share (a).......................  $    31.76      $ 10.57        $  18.55          $  14.08
                                                              ==========      =======        ========          ========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

(b) Amount is less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                                    SMALL CAP              SMALL CAP              MID CAP
                                                     GROWTH                  VALUE                 GROWTH
                                                      FUND                   FUND                   FUND
                                                   -----------   -----------------------------   ----------
                                                   YEAR ENDED      SIX MONTHS      YEAR ENDED    YEAR ENDED
                                                    JUNE 30,     ENDED JUNE 30,   DECEMBER 31,    JUNE 30,
                                                      1999            1999            1998          1999
                                                   -----------   --------------   ------------   ----------
INVESTMENT INCOME:
Interest income..................................    $   536        $     55        $    183      $    437
Dividend income..................................        802             765           1,141         6,665
Income from securities lending...................         77               2              --           420
                                                     -------        --------        --------      --------
Total Income.....................................      1,415             822           1,324         7,522
                                                     -------        --------        --------      --------
EXPENSES:
Investment advisory fees.........................        992             987           2,004         8,646
Administration fees..............................        218             215             429         1,897
12b-1 fees (Class A).............................         64              40              72           408
12b-1 fees (Class B).............................         88              16              32         1,086
12b-1 fees (Class C).............................          1              --(a)           --            55
Custodian and accounting fees....................         30              14              67            73
Legal and audit fees.............................          6              13              35            19
Trustees' fees and expenses......................          1               4              --            13
Transfer agent fees..............................        134              81             113           669
Registration and filing fees.....................         63              77              29           141
Printing costs...................................         11              20               8           106
Amortization of deferred organization costs......         --               7              15            --
Other............................................          2               1              --            15
                                                     -------        --------        --------      --------
Total expenses before waivers....................      1,610           1,475           2,804        13,128
Less waivers.....................................        (59)           (119)             --          (117)
                                                     -------        --------        --------      --------
Net Expenses.....................................      1,551           1,356           2,804        13,011
                                                     -------        --------        --------      --------
Net Investment Income (Loss).....................       (136)           (534)         (1,480)       (5,489)
                                                     -------        --------        --------      --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from investment,
  option and future transactions.................     11,042          (8,680)          5,058       253,940
Net change in unrealized appreciation
  (depreciation) from investments, options and
  futures........................................     (9,010)         (6,643)        (21,720)       73,586
                                                     -------        --------        --------      --------
Net realized/unrealized gains (losses) from
  investments, options and futures...............      2,032         (15,323)        (16,662)      327,526
                                                     -------        --------        --------      --------
Change in net assets resulting from operations...    $ 1,896        $(15,857)       $(18,142)     $322,037
                                                     =======        ========        ========      ========

---------------
(a) Amount is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                          MID CAP              DIVERSIFIED            LARGE CAP    LARGE CAP
                                           VALUE                 MID CAP                GROWTH       VALUE
                                            FUND                  FUND                   FUND         FUND
                                         ----------   -----------------------------   ----------   ----------
                                         YEAR ENDED     SIX MONTHS      YEAR ENDED    YEAR ENDED   YEAR ENDED
                                          JUNE 30,    ENDED JUNE 30,   DECEMBER 31,    JUNE 30,     JUNE 30,
                                            1999           1999            1998          1999         1999
                                         ----------   --------------   ------------   ----------   ----------
INVESTMENT INCOME:
Interest income........................   $    767       $    316        $    546      $  1,563     $    932
Dividend income........................     15,287          4,459           8,678        24,630       17,722
Income from securities lending.........        130             15              --           357          156
                                          --------       --------        --------      --------     --------
Total Income...........................     16,184          4,790           9,224        26,550       18,810
                                          --------       --------        --------      --------     --------
EXPENSES:
Investment advisory fees...............      6,469          3,987           6,833        19,303        6,650
Administration fees....................      1,419            926           1,708         4,340        1,459
12b-1 fees (Class A)...................        218            364             681           997           69
12b-1 fees (Class B)...................        379             31              59         4,013          187
12b-1 fees (Class C)...................         --(a)          --(a)           --            28           --(a)
Custodian and accounting fees..........         46             35             149           100           43
Legal and audit fees...................         18             34              59            53           12
Trustees' fees and expenses............          8             22              --            25           12
Transfer agent fees....................        260            502           1,107         1,312          139
Registration and filing fees...........         52             98             134           166           68
Printing costs.........................         73            106              36           263           94
Other..................................          9              1             166            24           16
                                          --------       --------        --------      --------     --------
Total expenses before waivers..........      8,951          6,106          10,932        30,624        8,749
Less waivers...........................        (92)          (476)             --          (285)         (20)
                                          --------       --------        --------      --------     --------
Net Expenses...........................      8,859          5,630          10,932        30,339        8,729
                                          --------       --------        --------      --------     --------
Net Investment Income (Loss)...........      7,325           (840)         (1,708)       (3,789)      10,081
                                          --------       --------        --------      --------     --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from
  investment, option and future
  transactions.........................    134,821        121,086          68,220       440,956       76,731
Net change in unrealized appreciation
  (depreciation) from investments,
  options and futures..................    (60,099)       (27,196)        (17,121)      199,952       72,181
                                          --------       --------        --------      --------     --------
Net realized/unrealized gains (losses)
  from investments, options and
  futures..............................     74,722         93,890          51,099       640,908      148,912
                                          --------       --------        --------      --------     --------
Change in net assets resulting from
  operations...........................   $ 82,047       $ 93,050        $ 49,391      $637,119     $158,993
                                          ========       ========        ========      ========     ========

---------------
(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                                           EQUITY     DIVERSIFIED                  EQUITY
                                                           INCOME       EQUITY       BALANCED      INDEX
                                                            FUND         FUND          FUND         FUND
                                                         ----------   -----------   ----------   ----------
                                                         YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                          JUNE 30,     JUNE 30,      JUNE 30,     JUNE 30,
                                                            1999         1999          1999         1999
                                                         ----------   -----------   ----------   ----------
INVESTMENT INCOME:
Interest income........................................   $  1,469     $  1,618      $11,846      $    969
Dividend income........................................     23,271       14,991        3,301        25,247
Income from securities lending.........................        146          192          137           292
                                                          --------     --------      -------      --------
Total Income...........................................     24,886       16,801       15,284        26,508
                                                          --------     --------      -------      --------
EXPENSES:
Investment advisory fees...............................      7,939        8,977        2,893         5,423
Administration fees....................................      1,742        1,999          723         2,932
12b-1 fees (Class A)...................................        421          547          222         1,311
12b-1 fees (Class B)...................................      1,759          357        1,640         4,135
12b-1 fees (Class C)...................................          8           35           --           231
Custodian and accounting fees..........................         55           54           58           100
Legal and audit fees...................................         28           36            9            40
Trustees' fees and expenses............................         12           12            5            18
Transfer agent fees....................................        573          446          382         1,322
Registration and filing fees...........................        101           99           93           163
Printing costs.........................................        119          122           45           220
Other..................................................         13           10            6            17
                                                          --------     --------      -------      --------
Total expenses before waivers..........................     12,770       12,694        6,076        15,912
Less waivers...........................................       (869)        (156)        (498)       (4,283)
                                                          --------     --------      -------      --------
Net Expenses...........................................     11,901       12,538        5,578        11,629
                                                          --------     --------      -------      --------
Net Investment Income..................................     12,985        4,263        9,706        14,879
                                                          --------     --------      -------      --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
  OPTIONS AND FUTURES:
Net realized gains (losses) from investment, option and
  future transactions..................................     43,431      136,825       36,794        51,142
Net change in unrealized appreciation (depreciation)
  from investments, options and futures................     67,316      106,078       10,119       316,773
                                                          --------     --------      -------      --------
Net realized/unrealized gains (losses) from
  investments, options and futures.....................    110,747      242,903       46,913       367,915
                                                          --------     --------      -------      --------
Change in net assets resulting from operations.........   $123,732     $247,166      $56,619      $382,794
                                                          ========     ========      =======      ========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                                     MARKET                 INTERNATIONAL            DIVERSIFIED
                                                    EXPANSION                  EQUITY               INTERNATIONAL
                                                   INDEX FUND                INDEX FUND                 FUND
                                        ---------------------------------   -------------   -----------------------------
                                          SIX MONTHS     JULY 31, 1998 TO    YEAR ENDED       SIX MONTHS      YEAR ENDED
                                        ENDED JUNE 30,     DECEMBER 31,       JUNE 30,      ENDED JUNE 30,   DECEMBER 31,
                                             1999            1998(a)            1999             1999            1998
                                        --------------   ----------------   -------------   --------------   ------------
INVESTMENT INCOME:
Interest income.......................     $     7            $    1           $   241         $   213         $  1,164
Dividend income.......................         151               131            12,356           8,905           11,984
Income from securities lending........           1                --               857              73               --
Foreign tax withholding...............          --                --            (1,399)         (1,003)            (946)
                                           -------            ------           -------         -------         --------
Total Income..........................         159               132            12,055           8,188           12,202
                                           -------            ------           -------         -------         --------
EXPENSES:
Investment advisory fees..............          27                46             3,504           2,436            4,578
Administration fees...................          20                15             1,035             483              858
12b-1 fees (Class A)..................          --(b)             --(b)            110              57               99
12b-1 fees (Class B)..................           1                --(b)            146              12               23
12b-1 fees (Class C)..................          --(b)             --                 7              --(b)            --
Custodian and accounting fees.........          18                18               547             233              540
Legal and audit fees..................           5                15                 9              17               69
Trustees' fees and expenses...........          --(b)             --(b)              6               9               --
Transfer agent fees...................           5                --(b)            149              70              122
Registration and filing fees..........          47                18                83              73               61
Printing costs........................           2                 2                50              44               16
Amortization of deferred organization
  costs...............................          --                --                --              --               13
Other.................................          --                --                 9               1               --
                                           -------            ------           -------         -------         --------
Total expenses before waivers.........         125               114             5,655           3,435            6,379
Less waivers..........................         (31)              (41)              (31)            (93)              --
Less expense reimbursement from
  Investment Advisor..................         (21)              (16)               --              --               --
                                           -------            ------           -------         -------         --------
Net Expenses..........................          73                57             5,624           3,342            6,379
                                           -------            ------           -------         -------         --------
Net Investment Income.................          86                75             6,431           4,846            5,823
                                           -------            ------           -------         -------         --------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS, OPTIONS AND
  FUTURES:
Net realized gains (losses) from
  investment, option and future
  transactions........................       5,281             1,751            38,944          14,091          (17,985)
Net change in unrealized appreciation
  (depreciation) from investments,
  options and futures.................      (4,171)              524            25,206          32,957           97,612
                                           -------            ------           -------         -------         --------
Net realized/unrealized gains (losses)
  from investments, options and
  futures.............................       1,110             2,275            64,150          47,048           79,627
                                           -------            ------           -------         -------         --------
Change in net assets resulting from
  operations..........................     $ 1,196            $2,350           $70,581         $51,894         $ 85,450
                                           =======            ======           =======         =======         ========

---------------
(a) Commencement of operations.

(b) Amount is less than $1,000.
See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                       SMALL CAP GROWTH FUND              SMALL CAP VALUE FUND
                                                       ---------------------    -----------------------------------------
                                                         YEAR         YEAR      SIX MONTHS        YEAR           YEAR
                                                        ENDED        ENDED         ENDED         ENDED          ENDED
                                                       JUNE 30,     JUNE 30,     JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                         1999         1998         1999           1998           1997
                                                       --------     --------    -----------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss).....................  $   (136)    $   (163)    $   (534)      $ (1,480)      $   (819)
    Net realized gains (losses) from investment,
      option and future transactions.................    11,042       21,421       (8,680)         5,058         23,580
    Net change in unrealized appreciation
      (depreciation) from investments, options and
      futures........................................    (9,010)       1,800       (6,643)       (21,720)        23,978
                                                       --------     --------     --------       --------       --------
Change in net assets resulting from operations.......     1,896       23,058      (15,857)       (18,142)        46,739
                                                       --------     --------     --------       --------       --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income.......................        --           --           --             (8)            --(a)
    From net realized gains from investment
      transactions...................................   (11,315)      (9,265)      (1,455)        (7,930)       (21,480)
    In excess of net realized gains from investment
      transactions...................................        --           --           --         (1,315)            --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.......................        --           --           --             --(a)          --(a)
    From net realized gains from investment
      transactions...................................    (2,155)      (1,939)        (168)          (918)        (1,940)
    In excess of net realized gains from investment
      transactions...................................        --           --           --           (152)            --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net realized gain from investment
      transactions...................................      (932)        (521)         (21)          (114)          (141)
    In excess of net realized gains from investment
      transactions...................................        --           --           --            (19)            --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net realized gain from investment
      transactions...................................        (6)          --(a)        --             --             --
                                                       --------     --------     --------       --------       --------
Change in net assets from shareholder
  distributions......................................   (14,408)     (11,725)      (1,644)       (10,456)       (23,561)
                                                       --------     --------     --------       --------       --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued......................    66,893       59,655       59,827        151,638         96,893
    Proceeds from shares issued in Marquis
      acquisition....................................     3,669           --           --             --             --
    Dividends reinvested.............................    13,015       10,295        1,446          5,721         13,802
    Cost of shares redeemed..........................   (52,845)     (35,493)     (80,114)       (57,318)       (24,979)
                                                       --------     --------     --------       --------       --------
Change in net assets from share transactions.........    30,732       34,457      (18,841)       100,041         85,716
                                                       --------     --------     --------       --------       --------
Change in net assets.................................    18,220       45,790      (36,342)        71,443        108,894
NET ASSETS:
    Beginning of period..............................   145,242       99,452      312,985        241,542        132,648
                                                       --------     --------     --------       --------       --------
    End of period....................................  $163,462     $145,242     $276,643       $312,985       $241,542
                                                       ========     ========     ========       ========       ========
SHARE TRANSACTIONS:
    Issued...........................................     7,121        4,975        4,421          9,468          6,096
    Issued in Marquis acquisition....................       376           --           --             --             --
    Reinvested.......................................     1,382          946          111            380            852
    Redeemed.........................................    (5,525)      (2,939)      (5,968)        (3,876)        (1,653)
                                                       --------     --------     --------       --------       --------
Change in shares.....................................     3,354        2,982       (1,436)         5,972          5,295
                                                       ========     ========     ========       ========       ========

------------

(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                MID CAP GROWTH FUND          MID CAP VALUE FUND
                                                              ------------------------    ------------------------
                                                                 YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED
                                                               JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                                 1999          1998          1999          1998
                                                              ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................  $  (5,489)    $  (3,938)    $   7,325     $   5,151
    Net realized gains (losses) from investment, option and
      future transactions...................................    253,940       140,625       134,821       141,237
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures.................     73,586        99,487       (60,099)        9,794
                                                              ----------    ----------    ----------    ---------
Change in net assets resulting from operations..............    322,037       236,174        82,047       156,182
                                                              ----------    ----------    ----------    ---------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income..............................         --            --        (7,181)       (4,991)
    From net realized gains from investment transactions....   (108,930)      (80,645)      (88,001)      (91,826)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................         --            --          (204)         (169)
    From net realized gains from investment transactions....    (13,351)       (7,223)       (4,201)       (4,398)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................         --            --            42            (7)
    From net realized gain from investment transactions.....    (12,611)       (7,104)       (4,305)       (3,742)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net realized gain from investment transactions.....       (277)           --(a)         --            --
                                                              ----------    ----------    ----------    ---------
Change in net assets from shareholder distributions.........   (135,169)      (94,972)     (103,850)     (105,133)
                                                              ----------    ----------    ----------    ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................    342,385       305,038       191,063       153,275
    Proceeds from shares issued in Marquis acquisition......     38,617            --       136,943            --
    Proceeds from shares issued in Pegasus acquisition......         --            --       431,541            --
    Proceeds from shares issued in conversion...............         --        57,769            --            --
    Dividends reinvested....................................     86,045        63,284        78,554        54,080
    Cost of shares redeemed.................................   (222,108)     (215,417)     (288,860)     (170,905)
                                                              ----------    ----------    ----------    ---------
Change in net assets from share transactions................    244,939       210,674       549,241        36,450
                                                              ----------    ----------    ----------    ---------
Change in net assets........................................    431,807       351,876       527,438        87,499
NET ASSETS:
    Beginning of period.....................................  1,056,566       704,690       694,209       606,710
                                                              ----------    ----------    ----------    ---------
    End of period...........................................  $1,488,373    $1,056,566    $1,221,647    $ 694,209
                                                              ==========    ==========    ==========    =========
SHARE TRANSACTIONS:
    Issued..................................................     16,176        14,578        11,829         9,189
    Issued in Marquis acquisition...........................      1,962            --         9,923            --
    Issued in Pegasus acquisition...........................         --            --        32,183            --
    Issued in conversion....................................         --         3,113            --            --
    Reinvested..............................................      4,452         3,314         5,557         3,435
    Redeemed................................................    (10,484)      (10,127)      (18,477)      (10,296)
                                                              ----------    ----------    ----------    ---------
Change in shares............................................     12,106        10,878        41,015         2,328
                                                              ==========    ==========    ==========    =========

------------

(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                                                         LARGE CAP GROWTH
                                                                   DIVERSIFIED MID CAP FUND                    FUND
                                                           ----------------------------------------   -----------------------
                                                           SIX MONTHS       YEAR           YEAR          YEAR         YEAR
                                                             ENDED         ENDED          ENDED         ENDED        ENDED
                                                            JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,     JUNE 30,
                                                              1999          1998           1997          1999         1998
                                                           ----------   ------------   ------------   ----------   ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss).........................  $    (840)    $   (1,708)    $       76    $   (3,789)  $      983
    Net realized gains (losses) from investment, option
      and future transactions............................    121,086         68,219         75,612       440,956      278,531
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures..............    (27,196)       (17,120)       143,184       199,952      237,485
                                                           ----------    ----------     ----------    ----------   ----------
Change in net assets resulting from operations...........     93,050         49,391        218,872       637,119      516,999
                                                           ----------    ----------     ----------    ----------   ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income...........................         --             --            (76)           --       (1,456)
    From net realized gains from investment
      transactions.......................................     (2,582)       (52,983)       (56,801)     (158,144)    (167,063)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income...........................         --             --             --            --          (14)
    In excess of net investment income...................         --             --             --            --          (44)
    From net realized gains from investment
      transactions.......................................       (720)       (18,434)       (15,608)      (20,892)     (20,430)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net realized gain from investment
      transactions.......................................        (37)          (819)          (431)      (31,268)     (24,184)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net realized gain from investment
      transactions.......................................         --             --             --           (70)          (4)
                                                           ----------    ----------     ----------    ----------   ----------
Change in net assets from shareholder distributions......     (3,339)       (72,236)       (72,916)     (210,374)    (213,195)
                                                           ----------    ----------     ----------    ----------   ----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued..........................     84,924        265,283        340,893       740,186      343,977
    Proceeds from shares issued in Pegasus acquisition...         --             --             --     1,040,465           --
    Proceeds from shares issued in conversion............         --        206,155             --       162,412       81,659
    Dividends reinvested.................................      3,305         61,242         60,564       168,755      119,823
    Cost of shares redeemed..............................   (214,699)      (278,845)      (275,037)     (403,026)    (259,677)
                                                           ----------    ----------     ----------    ----------   ----------
Change in net assets from share transactions.............   (126,470)       253,835        126,420     1,708,792      285,782
                                                           ----------    ----------     ----------    ----------   ----------
Change in net assets.....................................    (36,759)       230,990        272,376     2,135,537      589,586
NET ASSETS:
    Beginning of period..................................  1,272,644      1,041,654        769,278     1,990,628    1,401,042
                                                           ----------    ----------     ----------    ----------   ----------
    End of period........................................  $1,235,885    $1,272,644     $1,041,654    $4,126,165   $1,990,628
                                                           ==========    ==========     ==========    ==========   ==========
SHARE TRANSACTIONS:
    Issued...............................................      4,370         13,255         17,219        30,955       17,372
    Issued in Pegasus acquisition........................         --             --             --        40,807           --
    Issued in conversion.................................         --         10,206             --         6,735        4,595
    Reinvested...........................................         65          3,119          2,933         8,406        6,450
    Redeemed.............................................    (10,790)       (13,870)       (13,870)      (16,769)     (12,865)
                                                           ----------    ----------     ----------    ----------   ----------
Change in shares.........................................     (6,355)        12,710          6,282        70,134       15,552
                                                           ==========    ==========     ==========    ==========   ==========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                               LARGE CAP VALUE FUND         EQUITY INCOME FUND
                                                              -----------------------    ------------------------
                                                                 YEAR         YEAR          YEAR          YEAR
                                                                ENDED         ENDED        ENDED         ENDED
                                                               JUNE 30,     JUNE 30,      JUNE 30,      JUNE 30,
                                                                 1999         1998          1999          1998
                                                              ----------    ---------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................  $   10,081    $  10,029    $   12,985    $  10,905
    Net realized gains (losses) from investment, option and
      future transactions...................................      76,731       71,328        43,431       76,585
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures.................      72,181       66,164        67,316       98,696
                                                              ----------    ---------    ----------    ---------
Change in net assets resulting from operations..............     158,993      147,521       123,732      186,186
                                                              ----------    ---------    ----------    ---------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income..............................      (9,801)      (9,741)      (10,930)      (9,093)
    From net realized gains from investment transactions....     (50,121)     (41,719)      (47,232)     (62,899)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................        (176)        (177)       (1,362)      (1,122)
    From net realized gains from investment transactions....      (1,030)      (1,000)       (8,323)      (9,117)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................         (63)         (70)         (736)        (521)
    From net realized gain from investment transactions.....      (1,092)        (700)      (12,186)     (10,250)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................          --(a)        --            (3)          (2)
    From net realized gain from investment transactions.....          --           --           (59)         (11)
                                                              ----------    ---------    ----------    ---------
Change in net assets from shareholder distributions.........     (62,283)     (53,407)      (80,831)     (93,015)
                                                              ----------    ---------    ----------    ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................     301,087      145,236       108,058      175,771
    Proceeds from shares issued in Pegasus acquisition......          --           --       520,041           --
    Proceeds from shares issued in conversion...............          --           --            --       70,389
    Dividends reinvested....................................      40,415       24,049        50,383       36,266
    Cost of shares redeemed.................................    (114,568)    (148,173)     (244,276)    (206,930)
                                                              ----------    ---------    ----------    ---------
Change in net assets from share transactions................     226,934       21,112       434,206       75,496
                                                              ----------    ---------    ----------    ---------
Change in net assets........................................     323,644      115,226       477,107      168,667
NET ASSETS:
    Beginning of period.....................................     825,502      710,276       976,168      807,501
                                                              ----------    ---------    ----------    ---------
    End of period...........................................  $1,149,146    $ 825,502    $1,453,275    $ 976,168
                                                              ==========    =========    ==========    =========
SHARE TRANSACTIONS:
    Issued..................................................      18,354        9,198         4,774        7,871
    Issued in Pegasus acquisition...........................          --           --        22,262           --
    Issued in conversion....................................          --           --            --        3,342
    Reinvested..............................................       2,692        1,586         2,328        1,690
    Redeemed................................................      (6,990)      (9,357)      (10,586)      (9,166)
                                                              ----------    ---------    ----------    ---------
Change in shares............................................      14,056        1,427        18,778        3,737
                                                              ==========    =========    ==========    =========

------------

(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                              DIVERSIFIED EQUITY FUND       BALANCED FUND
                                                              -----------------------    --------------------
                                                                 YEAR         YEAR         YEAR        YEAR
                                                                ENDED         ENDED       ENDED       ENDED
                                                               JUNE 30,     JUNE 30,     JUNE 30,    JUNE 30,
                                                                 1999         1998         1999        1998
                                                              ----------    ---------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................  $    4,263    $   3,666    $  9,706    $  5,521
    Net realized gains (losses) from investment, option and
      future transactions...................................     136,825       72,571      36,794      15,512
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures.................     106,078       92,392      10,119      19,656
                                                              ----------    ---------    --------    --------
Change in net assets resulting from operations..............     247,166      168,629      56,619      40,689
                                                              ----------    ---------    --------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income..............................      (4,039)      (3,380)     (5,594)     (2,881)
    From net realized gains from investment transactions....     (39,245)     (54,060)    (11,900)    (10,063)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................        (325)        (243)     (1,473)     (1,102)
    From net realized gains from investment transactions....      (5,119)      (6,125)     (3,890)     (3,738)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................          --           (2)     (2,613)     (1,516)
    From net realized gain from investment transactions.....      (1,734)      (1,479)     (9,427)     (6,134)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................          --           --(a)       --          --
    From net realized gain from investment transactions.....        (106)          --(a)       --          --
                                                              ----------    ---------    --------    --------
Change in net assets from shareholder distributions.........     (50,568)     (65,289)    (34,897)    (25,434)
                                                              ----------    ---------    --------    --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................     338,053      244,292     192,649     116,110
    Proceeds from shares issued in Marquis acquisition......          --           --     141,641          --
    Proceeds from shares issued in Pegasus acquisition......   1,497,085           --          --          --
    Dividends reinvested....................................      39,325       30,601      21,646      16,312
    Cost of shares redeemed.................................    (317,898)    (129,318)    (99,997)    (47,271)
                                                              ----------    ---------    --------    --------
Change in net assets from share transactions................   1,556,565      145,575     255,939      85,151
                                                              ----------    ---------    --------    --------
Change in net assets........................................   1,753,163      248,915     277,661     100,406
NET ASSETS:
    Beginning of period.....................................     737,575      488,660     270,656     170,250
                                                              ----------    ---------    --------    --------
    End of period...........................................  $2,490,738    $ 737,575    $548,317    $270,656
                                                              ==========    =========    ========    ========
SHARE TRANSACTIONS:
    Issued..................................................      24,525       19,945      14,080       8,804
    Issued in Marquis acquisition...........................          --           --      10,802          --
    Issued in Pegasus acquisition...........................     104,067           --          --          --
    Reinvested..............................................       3,242        2,642       1,634       1,278
    Redeemed................................................     (22,334)     (10,452)     (7,372)     (3,607)
                                                              ----------    ---------    --------    --------
Change in shares............................................     109,500       12,135      19,144       6,475
                                                              ==========    =========    ========    ========

------------

(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                 EQUITY INDEX FUND         MARKET EXPANSION INDEX FUND
                                                              ------------------------    ------------------------------
                                                                 YEAR          YEAR       SIX MONTHS     JULY 31, 1998
                                                                ENDED         ENDED         ENDED              TO
                                                               JUNE 30,      JUNE 30,      JUNE 30,       DECEMBER 31,
                                                                 1999          1998          1999           1998(a)
                                                              ----------    ----------    ----------    ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)............................  $   14,879    $   10,625     $    86          $    76
    Net realized gains (losses) from investment, option and
      future transactions...................................      51,142        26,070       5,281            1,751
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures.................     316,773       216,751      (4,171)             524
                                                              ----------    ----------     -------          -------
Change in net assets resulting from operations..............     382,794       253,446       1,196            2,351
                                                              ----------    ----------     -------          -------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income..............................     (10,744)       (7,794)        (88)             (73)
    From net realized gains from investment transactions....     (22,635)      (14,824)       (712)          (1,035)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................      (3,111)       (1,688)         --(b)            --(b)
    From net realized gains from investment transactions....      (8,189)       (3,454)         (1)              (1)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................        (876)       (1,052)         --(b)            --
    From net realized gain from investment transactions.....     (12,709)       (5,722)         (1)              --(b)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................         (63)           (3)         --(b)            --
    From net realized gain from investment transactions.....        (354)           (1)         --               --
                                                              ----------    ----------     -------          -------
Change in net assets from shareholder distributions.........     (58,681)      (34,538)       (802)          (1,109)
                                                              ----------    ----------     -------          -------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.............................     634,070       453,171       4,180            1,424
    Proceeds from shares issued in Pegasus acquisition......   1,102,256            --          --               --
    Proceeds from shares issued in conversion...............     273,174            --          --           26,440
    Dividends reinvested....................................      37,787        16,587         620              893
    Cost of shares redeemed.................................    (434,087)     (191,744)     (3,233)          (2,485)
                                                              ----------    ----------     -------          -------
Change in net assets from share transactions................   1,613,200       278,014       1,567           26,272
                                                              ----------    ----------     -------          -------
Change in net assets........................................   1,937,313       496,922       1,961           27,514
NET ASSETS:
    Beginning of period.....................................   1,244,778       747,856      27,514               --
                                                              ----------    ----------     -------          -------
    End of period...........................................  $3,182,091    $1,244,778     $29,475          $27,514
                                                              ==========    ==========     =======          =======
SHARE TRANSACTIONS:
    Issued..................................................      21,941        18,855         416              144
    Issued in Pegasus acquisition...........................      36,590            --          --               --
    Issued in conversion....................................       9,509            --          --            2,644
    Reinvested..............................................       1,444           719          63               91
    Redeemed................................................     (15,182)       (8,031)       (323)            (264)
                                                              ----------    ----------     -------          -------
Change in shares............................................      54,302        11,543         156            2,615
                                                              ==========    ==========     =======          =======

------------

(a) Commencement of operations.
(b) Amount is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                        INTERNATIONAL EQUITY
                                                             INDEX FUND             DIVERSIFIED INTERNATIONAL FUND
                                                        --------------------   ----------------------------------------
                                                          YEAR        YEAR     SIX MONTHS       YEAR           YEAR
                                                          ENDED      ENDED       ENDED         ENDED          ENDED
                                                        JUNE 30,    JUNE 30,    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                          1999        1998        1999          1998           1997
                                                        ---------   --------   ----------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)......................  $   6,431   $  6,397    $  4,846     $   5,823       $  4,872
    Net realized gains (losses) from investment,
      option and future transactions..................     38,944        172      14,091       (17,985)        (7,365)
    Net change in unrealized appreciation
      (depreciation) from investments, options and
      futures.........................................     25,206     43,167      32,957        97,612         22,818
                                                        ---------   --------    --------     ---------       --------
Change in net assets resulting from operations........     70,581     49,736      51,894        85,450         20,325
                                                        ---------   --------    --------     ---------       --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income........................    (13,132)      (623)         --        (5,812)        (4,474)
    In excess of net investment income................         --         --          --        (2,146)            --
    From net realized gains from investment
      transactions....................................    (27,653)   (12,040)         --            --             --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income........................       (479)        (4)         --          (390)          (159)
    In excess of net investment income................         --         --          --          (144)            --
    From net realized gains from investment
      transactions....................................     (1,113)      (435)         --            --             --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income........................       (205)        --          --           (16)            (7)
    In excess of net investment income................         --         --          --            (6)            --
    From net realized gain from investment
      transactions....................................       (701)      (301)         --            --             --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income........................         (7)        --          --            --             --
    From net realized gain from investment
      transactions....................................        (17)        --(a)        --           --             --
                                                        ---------   --------    --------     ---------       --------
Change in net assets from shareholder distributions...    (43,307)   (13,403)         --        (8,514)        (4,640)
                                                        ---------   --------    --------     ---------       --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................    347,533    200,947      48,719       137,042        163,776
    Proceeds from shares issued in Marquis
      acquisition.....................................      1,666         --          --            --             --
    Proceeds from shares issued in conversion.........         --         --          --            --         25,851
    Dividends reinvested..............................      5,682      8,154         378         2,500          1,648
    Cost of shares redeemed...........................   (271,961)   (93,751)    (80,596)     (116,633)       (92,471)
                                                        ---------   --------    --------     ---------       --------
Change in net assets from share transactions..........     82,920    115,350     (31,499)       22,909         98,804
                                                        ---------   --------    --------     ---------       --------
Change in net assets..................................    110,194    151,683      20,395        99,845        114,489
NET ASSETS:
    Beginning of period...............................    624,227    472,544     616,298       516,453        401,964
                                                        ---------   --------    --------     ---------       --------
    End of period.....................................  $ 734,421   $624,227    $636,693     $ 616,298       $516,453
                                                        =========   ========    ========     =========       ========
SHARE TRANSACTIONS:
    Issued............................................     19,609     11,868       3,387        10,549         13,765
    Issued in Marquis acquisition.....................         96         --          --            --             --
    Issued in conversion..............................         --         --          --            --          2,160
    Reinvested........................................        334        539          27           193            134
    Redeemed..........................................    (15,340)    (5,635)     (5,576)       (9,020)        (7,595)
                                                        ---------   --------    --------     ---------       --------
Change in shares......................................      4,699      6,772      (2,162)        1,722          8,464
                                                        =========   ========    ========     =========       ========

------------

(a) Amount is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                        FOR THE YEAR ENDED JUNE 30, 1999
(Amounts in Thousands)

                                                                  MID CAP        INTERNATIONAL
                                                                  GROWTH         EQUITY INDEX
                                                                   FUND              FUND
                                                                -----------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Total net investment income............................    $    (5,489)      $     6,431
Adjustments to reconcile net investment income to net cash
  provided (used) by operating activities:
     Purchases of investments...............................     (3,802,458)       (1,513,839)
     Proceeds from disposition of investment securities.....      3,785,522         1,471,626
     Decrease (increase) in investments purchased with cash
      collateral from securities lending....................         19,225           (31,325)
     Decrease (increase) in dividends and interest
      receivable............................................           (337)           (1,137)
     Increase (decrease) in payable for return of collateral
      received from securities lending......................        (19,225)           31,325
     Increase (decrease) in accrued expenses................            671             4,318
     Net amortization/accretion from investments............              1                33
                                                                -----------       -----------
     Net cash provided (used) by operating activities.......        (22,090)          (32,568)
                                                                -----------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from shares issued............................        379,697           347,941
     Payment of shares redeemed.............................       (222,438)         (272,066)
     Cash distributions paid................................       (135,169)(a)       (43,307)(b)
                                                                -----------       -----------
     Net cash provided (used) by financing activities.......        (22,090)           32,568
                                                                -----------       -----------
Net increase (decrease) in cash.............................             --                --
Cash:
     Beginning balance......................................              1                --
                                                                -----------       -----------
     Ending balance.........................................    $         1       $        --
                                                                ===========       ===========

------------

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $86,045.

(b) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $5,682.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1999

1. ORGANIZATION:

   The One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Small Cap Growth Fund (previously named the Small Capitalization Fund), the Small Cap Value Fund (previously named the Pegasus Small Cap Opportunity Fund), the Mid Cap Growth Fund (previously named the Growth Opportunities Fund), Mid Cap Value Fund (previously named the Disciplined Value Fund), the Diversified Mid Cap Fund (previously named the Pegasus Mid Cap Opportunity Fund), the Large Cap Growth Fund (previously named the Large Company Growth Fund), the Large Cap Value Fund (previously named the Large Company Value Fund), the Equity Income Fund (previously named the Income Equity Fund), the Diversified Equity Fund (previously named the Value Growth Fund), the Balanced Fund (previously named the Asset Allocation Fund), the Equity Index Fund, the Market Expansion Index Fund (previously named the Pegasus Market Expansion Index Fund), the International Equity Index Fund and the Diversified International Fund (previously named the Pegasus International Equity Fund), (individually a "Fund", collectively the "Funds") only. Each Fund is a diversified mutual fund.

   The Trust entered into an Agreement and Plan of Reorganization (the "Marquis Agreement") with the Marquis Family of Funds ("Marquis"), a Massachusetts business trust. Pursuant to the Marquis Agreement, all of the assets and liabilities of each Marquis Fund transferred to a Fund of the One Group on August 10, 1998 in exchange for shares of the corresponding Fund of the One Group.

   The Trust entered into an Agreement and Plan of Reorganization (the "Pegasus Agreement") with the Pegasus Funds ("Pegasus"), a Massachusetts business trust. Pursuant to the Pegasus Agreement, all of the assets and liabilities of each Pegasus Fund transferred to a Fund of the One Group on March 22, 1999 in exchange for shares of the corresponding Fund of the One Group. Subsequent to the reorganization, the fiscal period year changed from December 31 to June 30 for the Small Cap Value Fund, Diversified Mid Cap Fund, Market Expansion Index Fund and Diversified International Fund. Therefore the most recent period presented for the statements of operations, statements of changes in net assets and financial highlights for those Funds present the results for the six months ended June 30, 1999. Capital and share transactions for the periods prior to March 22, 1999 represent the predecessor fund.

   The Funds' investment objectives are as follows:

                   FUND                                              OBJECTIVE
                   ----                                              ---------
      Small Cap Growth Fund                 Seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies.

      Small Cap Value Fund                  Seeks long-term capital growth primarily by investing
                                             primarily in equity securities of companies with small
                                             capitalizations.

      Mid Cap Growth Fund                   Seeks growth of capital and secondarily, current income by investing primarily in equity securities.

      Mid Cap Value Fund                    Seeks capital appreciation with the secondary goal of
                                             achieving current income by investing primarily in equity
                                             securities.

      Diversified Mid Cap Fund              Seeks long-term capital growth by investing primarily in
                                             equity securities of companies with intermediate
                                             capitalizations.

      Large Cap Growth Fund                 Seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

                   FUND                                              OBJECTIVE
                   ----                                              ---------
      Large Cap Value Fund                  Seeks capital appreciation with the incidental goal of
                                             achieving current income by investing primarily in equity
                                             securities.

      Equity Income Fund                    Seeks current income through regular payment of dividends
                                             with the secondary goal of achieving capital appreciation
                                             by investing primarily in equity securities.

      Diversified Equity Fund               Seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of
                                             current income.

      Balanced Fund                         Seeks to provide total return while preserving capital.

      Equity Index Fund                     Seeks investment results that correspond to the aggregate
                                             price and dividend performance of securities in the
                                             Standard & Poor's 500 Composite Stock Price Index ("S&P
                                             500").

      Market Expansion Index Fund           Seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common
                                             stocks in the small and mid-capitalization equity markets, as represented by a market capitalization weighted
                                             combination of the Standard & Poor's Small Cap 600 Index
                                             ("S&P Small Cap 600") and the Standard & Poor's Mid Cap 400
                                             Index ("S&P Mid Cap 400").

      International Equity Index Fund       Seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index.

      Diversified International Fund        Seeks long-term capital growth by investing primarily in
                                             equity securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Fair Value Committee which is
Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

     comprised of members from Banc One Investment Advisors Corporation (the "Advisor") and The One Group Services Company (the "Administrator") under the direction of the Board of Trustees.

     FOREIGN CURRENCY TRANSLATION

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

     WRITTEN OPTIONS

     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

     FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

     INDEXED SECURITIES

     The Balanced Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     SECURITIES LENDING

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of cash, such securities, shares, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 1999, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                      MARKET          MARKET         MARKET
                                                       VALUE          VALUE           VALUE
                                                      OF CASH      OF NON-CASH      OF LOANED
                                                    COLLATERAL      COLLATERAL     SECURITIES
                                                    -----------    ------------    -----------
   Small Cap Growth Fund..........................   $  9,920        $     --       $  9,918
   Small Cap Value Fund...........................      2,460              --          2,459
   Mid Cap Growth Fund............................    186,737              --        186,693
   Mid Cap Value Fund.............................     41,882              --         41,873
   Diversified Mid Cap Fund.......................     38,795              --         38,786
   Large Cap Growth Fund..........................    103,376              --        103,356
   Large Cap Value Fund...........................     27,378              --         27,373
   Equity Income Fund.............................     54,959              --         54,950
   Diversified Equity Fund........................     81,402              --         81,383
   Balanced Fund..................................     38,192          30,168         67,104
   Equity Index Fund..............................    123,454              --        123,430
   Market Expansion Index Fund....................      1,641              --          1,641
   International Equity Index Fund................    123,686              --        123,061
   Diversified International Fund.................     49,448              --         49,198

     The loaned securities were fully collateralized by cash and U.S. Government securities, equities, corporate bonds and commercial paper as of June 30, 1999.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly for the Funds except for the International Equity Index Fund which declares and pays dividends, if any, at least annually. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     FEDERAL INCOME TAXES

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-nine series and five classes of shares: Class I, Class A, Class B, Class C and Service Class (Prior to November 1, 1998, Class I was known as Fiduciary Class). Currently, the Trust consists of forty-nine active funds. The Funds are each authorized to issue Class I, Class A, Class B and Class C shares. Class A shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Fund's prospectus. Certain redemptions of Class B and Class C shares are subject to contingent deferred sales charges in accordance with the Fund's prospectus. As of June 30, 1999, there were no shareholders in Class C of the Balanced Fund. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in fund shares for the periods noted:

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                            SMALL CAP                       SMALL CAP
                                                           GROWTH FUND                      VALUE FUND
                                                       -------------------   ----------------------------------------
                                                         YEAR       YEAR     SIX MONTHS       YEAR           YEAR
                                                        ENDED      ENDED       ENDED         ENDED          ENDED
                                                       JUNE 30,   JUNE 30,    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                         1999       1998        1999          1998           1997
                                                       --------   --------   ----------   ------------   ------------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued.........................  $42,905    $50,388     $ 54,182      $128,376       $ 78,450
 Proceeds from shares issued in Marquis
   acquisition.......................................    2,300         --           --            --             --
 Dividends reinvested................................    9,999      7,886        1,259         4,636         12,027
 Cost of shares redeemed.............................  (30,329)   (30,812)     (70,359)      (49,084)       (21,125)
                                                       --------   --------    --------      --------       --------
 Change in net assets from Class I Share
   transactions......................................  $24,875    $27,462     $(14,918)     $ 83,928       $ 69,352
                                                       ========   ========    ========      ========       ========
CLASS A SHARES:
 Proceeds from shares issued.........................  $20,005    $ 4,568     $  5,172      $ 20,319       $ 16,824
 Proceeds from shares issued in Marquis
   acquisition.......................................      898         --           --            --             --
 Dividends reinvested................................    2,086      1,888          167           953          1,651
 Cost of shares redeemed.............................  (19,798)    (3,978)      (8,832)       (7,795)        (3,825)
                                                       --------   --------    --------      --------       --------
 Change in net assets from Class A Share
   transactions......................................  $ 3,191    $ 2,478     $ (3,493)     $ 13,477       $ 14,650
                                                       ========   ========    ========      ========       ========
CLASS B SHARES:
 Proceeds from shares issued.........................  $ 3,882    $ 4,606     $    455      $  2,943       $  1,619
 Proceeds from shares issued in Marquis
   acquisition.......................................      471         --           --            --             --
 Dividends reinvested................................      924        521           20           132            125
 Cost of shares redeemed.............................   (2,647)      (703)        (923)         (439)           (29)
                                                       --------   --------    --------      --------       --------
 Change in net assets from Class B Share
   transactions......................................  $ 2,630    $ 4,424     $   (448)     $  2,636       $  1,715
                                                       ========   ========    ========      ========       ========
CLASS C SHARES:
 Proceeds from shares issued.........................  $   101    $    93     $     18
 Dividends reinvested................................        6         --(a)        --
 Cost of shares redeemed.............................      (71)        --           --
                                                       --------   --------    --------
 Change in net assets from Class C Share
   transactions......................................  $    36    $    93     $     18
                                                       ========   ========    ========
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued..............................................    4,687      4,210        4,005         8,012          4,974
 Issued in Marquis acquisition.......................      235         --           --            --             --
 Reinvested..........................................    1,059        724           97           305            741
 Redeemed............................................   (3,188)    (2,551)      (5,222)       (3,323)        (1,400)
                                                       --------   --------    --------      --------       --------
 Change in Class I Shares............................    2,793      2,383       (1,120)        4,994          4,315
                                                       ========   ========    ========      ========       ========
CLASS A SHARES:
 Issued..............................................    2,006        374          380         1,271          1,022
 Issued in Marquis acquisition.......................       92         --           --            --             --
 Reinvested..........................................      222        173           13            65            103
 Redeemed............................................   (2,039)      (329)        (675)         (522)          (252)
                                                       --------   --------    --------      --------       --------
 Change in Class A Shares............................      281        218         (282)          814            873
                                                       ========   ========    ========      ========       ========
CLASS B SHARES:
 Issued..............................................      417        384           35           186            100
 Issued in Marquis acquisition.......................       49         --           --            --             --
 Reinvested..........................................      100         49            1             9              8
 Redeemed............................................     (291)       (59)         (71)          (31)            (2)
                                                       --------   --------    --------      --------       --------
 Change in Class B Shares............................      275        374          (35)          164            106
                                                       ========   ========    ========      ========       ========
CLASS C SHARES:
 Issued..............................................       11          7            1
 Reinvested..........................................        1         --(a)        --
 Redeemed............................................       (7)        --           --
                                                       --------   --------    --------
 Change in Class C Shares............................        5          7            1
                                                       ========   ========    ========

------------
(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                                     MID CAP                 MID CAP
                                                                   GROWTH FUND             VALUE FUND
                                                              ---------------------   ---------------------
                                                                YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED
                                                              JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                                                1999        1998        1999        1998
                                                              ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued................................  $ 203,550   $ 203,143   $ 160,195   $ 137,992
 Proceeds from shares issued in Marquis acquisition.........     33,494          --     109,518          --
 Proceeds from shares issued in Pegasus acquisition.........         --          --     328,403          --
 Proceeds from shares issued in conversion..................         --      57,769          --          --
 Dividends reinvested.......................................     60,220      49,055      69,817      45,915
 Cost of shares redeemed....................................   (152,763)   (189,297)   (220,903)   (158,657)
                                                              ---------   ---------   ---------   ---------
 Change in net assets from Class I Share transactions.......  $ 144,501   $ 120,670   $ 447,030   $  25,250
                                                              =========   =========   =========   =========
CLASS A SHARES:
 Proceeds from shares issued................................  $  79,035   $  56,011   $  23,415   $   8,085
 Proceeds from shares issued in Marquis acquisition.........      2,987          --      15,353          --
 Proceeds from shares issued in Pegasus acquisition.........         --          --      99,254          --
 Dividends reinvested.......................................     13,000       7,158       4,468       4,444
 Cost of shares redeemed....................................    (48,657)    (19,911)    (56,125)     (9,149)
                                                              ---------   ---------   ---------   ---------
 Change in net assets from Class A Share transactions.......  $  46,365   $  43,258   $  86,365   $   3,380
                                                              =========   =========   =========   =========
CLASS B SHARES:
 Proceeds from shares issued................................  $  45,055   $  44,814   $   7,406   $   7,198
 Proceeds from shares issued in Marquis acquisition.........      2,136          --      12,072          --
 Proceeds from shares issued in Pegasus acquisition.........         --          --       3,884          --
 Dividends reinvested.......................................     12,547       7,071       4,269       3,721
 Cost of shares redeemed....................................    (19,465)     (6,203)    (11,832)     (3,099)
                                                              ---------   ---------   ---------   ---------
 Change in net assets from Class B Share transactions.......  $  40,273   $  45,682   $  15,799   $   7,820
                                                              =========   =========   =========   =========
CLASS C SHARES:
 Proceeds from shares issued................................  $  14,745   $   1,070   $      47
 Dividends reinvested.......................................        278          --(a)        --(a)
 Cost of shares redeemed....................................     (1,223)         (6)         --(a)
                                                              ---------   ---------   ---------
 Change in net assets from Class C Share transactions.......  $  13,800   $   1,064   $      47
                                                              =========   =========   =========
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued.....................................................      9,697       9,733      10,483       8,280
 Issued in Marquis acquisition..............................      1,696          --       7,937          --
 Issued in Pegasus acquisition..............................         --          --      24,507          --
 Issued in conversion.......................................         --       3,113          --          --
 Reinvested.................................................      3,104       2,574       4,933       2,926
 Redeemed...................................................     (7,089)     (8,883)    (14,319)     (9,567)
                                                              ---------   ---------   ---------   ---------
 Change in Class I Shares...................................      7,408       6,537      33,541       1,639
                                                              =========   =========   =========   =========
CLASS A SHARES:
 Issued.....................................................      3,639       2,614       1,004         481
 Issued in Marquis acquisition..............................        152          --       1,109          --
 Issued in Pegasus acquisition..............................         --          --       7,385          --
 Reinvested.................................................        663         365         310         277
 Redeemed...................................................     (2,364)       (940)     (3,347)       (544)
                                                              ---------   ---------   ---------   ---------
 Change in Class A Shares...................................      2,090       2,039       6,461         214
                                                              =========   =========   =========   =========
CLASS B SHARES:
 Issued.....................................................      2,187       2,183         339         428
 Issued in Marquis acquisition..............................        114          --         877          --
 Issued in Pegasus acquisition..............................         --          --         291          --
 Reinvested.................................................        671         375         314         232
 Redeemed...................................................       (978)       (304)       (811)       (185)
                                                              ---------   ---------   ---------   ---------
 Change in Class B Shares...................................      1,994       2,254       1,010         475
                                                              =========   =========   =========   =========
CLASS C SHARES:
 Issued.....................................................        653          48           3
 Reinvested.................................................         14          --(a)        --(a)
 Redeemed...................................................        (53)         --(a)        --(a)
                                                              ---------   ---------   ---------
 Change in Class C Shares...................................        614          48           3
                                                              =========   =========   =========

------------
(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                                                                        LARGE CAP
                                                               DIVERSIFIED MID CAP FUND                GROWTH FUND
                                                       ----------------------------------------   ----------------------
                                                       SIX MONTHS       YEAR           YEAR          YEAR        YEAR
                                                         ENDED         ENDED          ENDED         ENDED        ENDED
                                                        JUNE 30,    DECEMBER 31,   DECEMBER 31,    JUNE 30,    JUNE 30,
                                                          1999          1998           1997          1999        1998
                                                       ----------   ------------   ------------   ----------   ---------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued.........................  $  61,324     $ 164,165      $ 207,175     $  283,311   $ 181,645
 Proceeds from shares issued in Pegasus
   acquisition.......................................         --            --             --        899,987          --
 Proceeds from shares issued in conversion...........         --       206,155             --        162,412      81,659
 Dividends reinvested................................      2,562        42,744         46,221        117,120      75,483
 Cost of shares redeemed.............................   (137,780)     (215,552)      (253,407)      (234,012)   (208,952)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in net assets from Class I Share
   transactions......................................  $ (73,894)    $ 197,512      $     (11)    $1,228,818   $ 129,835
                                                       =========     =========      =========     ==========   =========
CLASS A SHARES:
 Proceeds from shares issued.........................  $  23,402     $  97,258      $ 130,159     $  167,751   $  57,440
 Proceeds from shares issued in Pegasus
   acquisition.......................................         --            --             --        133,163          --
 Dividends reinvested................................        707        17,695         13,954         20,453      20,287
 Cost of shares redeemed.............................    (75,470)      (62,548)       (21,536)      (119,384)    (33,812)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in net assets from Class A Share
   transactions......................................  $ (51,361)    $  52,405      $ 122,577     $  201,983   $  43,915
                                                       =========     =========      =========     ==========   =========
CLASS B SHARES:
 Proceeds from shares issued.........................  $     185     $   3,861      $   3,558     $  281,642   $ 104,460
 Proceeds from shares issued in Pegasus
   acquisition.......................................         --            --             --          7,315          --
 Dividends reinvested................................         36           803            389         31,112      24,050
 Cost of shares redeemed.............................     (1,449)         (746)           (93)       (49,320)    (16,913)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in net assets from Class B Share
   transactions......................................  $  (1,228)    $   3,918      $   3,854     $  270,749   $ 111,597
                                                       =========     =========      =========     ==========   =========
CLASS C SHARES:
 Proceeds from shares issued.........................  $      13                                  $    7,482   $     432
 Dividends reinvested................................         --                                          70           3
 Cost of shares redeemed.............................         --                                        (310)         --
                                                       ---------                                  ----------   ---------
 Change in net assets from Class C Share
   transactions......................................  $      13                                  $    7,242   $     435
                                                       =========                                  ==========   =========

SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued..............................................      3,182         8,188         10,476         12,073       9,422
 Issued in Pegasus acquisition.......................         --            --             --         35,419          --
 Issued in conversion................................         --        10,206             --          6,735       4,595
 Reinvested..........................................         30         2,142          2,224          5,881       4,107
 Redeemed............................................     (6,810)      (10,665)       (12,783)        (9,885)    (10,404)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in Class I Shares............................     (3,598)        9,871            (83)        50,223       7,720
                                                       =========     =========      =========     ==========   =========

CLASS A SHARES:
 Issued..............................................      1,167         4,701          6,413          6,770       2,777
 Issued in Pegasus acquisition.......................         --            --             --          5,098          --
 Reinvested..........................................         31           892            672            983       1,060
 Redeemed............................................     (3,826)       (3,124)        (1,078)        (4,733)     (1,625)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in Class A Shares............................     (2,628)        2,469          6,007          8,118       2,212
                                                       =========     =========      =========     ==========   =========

CLASS B SHARES:
 Issued..............................................         20           366            330         11,800       5,151
 Issued in Pegasus acquisition.......................         --            --             --            290          --
 Reinvested..........................................          4            85             37          1,539       1,283
 Redeemed............................................       (154)          (81)            (9)        (2,138)       (836)
                                                       ---------     ---------      ---------     ----------   ---------
 Change in Class B Shares............................       (130)          370            358         11,491       5,598
                                                       =========     =========      =========     ==========   =========
CLASS C SHARES:
 Issued..............................................          1                                         312          22
 Reinvested..........................................         --                                           3          --(a)
 Redeemed............................................         --                                         (13)         --
                                                       ---------                                  ----------   ---------
 Change in Class C Shares............................          1                                         302          22
                                                       =========                                  ==========   =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                                   LARGE CAP                EQUITY
                                                                   VALUE FUND             INCOME FUND
                                                              --------------------   ---------------------
                                                                YEAR       YEAR        YEAR        YEAR
                                                               ENDED       ENDED       ENDED       ENDED
                                                              JUNE 30,   JUNE 30,    JUNE 30,    JUNE 30,
                                                                1999       1998        1999        1998
                                                              --------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued................................  $257,159   $ 126,127   $  42,420   $  58,578
 Proceeds from shares issued in Pegasus acquisition.........       --           --     505,408          --
 Proceeds from shares issued in conversion..................       --           --          --      70,389
 Dividends reinvested.......................................   38,150       22,134      28,320      15,841
 Cost of shares redeemed....................................  (84,610)    (132,244)   (182,394)   (171,640)
                                                              --------   ---------   ---------   ---------
 Change in net assets from Class I Share transactions.......  $210,699   $  16,017   $ 393,754   $ (26,832)
                                                              ========   =========   =========   =========
CLASS A SHARES:
 Proceeds from shares issued................................  $33,730    $  11,457   $  24,665   $  40,534
 Proceeds from shares issued in Pegasus acquisition.........       --           --      11,551          --
 Dividends reinvested.......................................    1,116        1,150       9,250       9,837
 Cost of shares redeemed....................................  (24,553)     (13,864)    (31,094)    (21,803)
                                                              --------   ---------   ---------   ---------
 Change in net assets from Class A Share transactions.......  $10,293    $  (1,257)  $  14,372   $  28,568
                                                              ========   =========   =========   =========
CLASS B SHARES:
 Proceeds from shares issued................................  $10,060    $   7,652   $  40,461   $  75,943
 Proceeds from shares issued in Pegasus acquisition.........       --           --       3,082          --
 Dividends reinvested.......................................    1,149          765      12,751      10,575
 Cost of shares redeemed....................................   (5,399)      (2,065)    (30,054)    (13,487)
                                                              --------   ---------   ---------   ---------
 Change in net assets from Class B Share transactions.......  $ 5,810    $   6,352   $  26,240   $  73,031
                                                              ========   =========   =========   =========
CLASS C SHARES:
 Proceeds from shares issued................................  $   138                $     512   $     716
 Dividends reinvested.......................................       --(a)                    62          13
 Cost of shares redeemed....................................       (6)                    (734)         --
                                                              --------               ---------   ---------
 Change in net assets from Class C Share transactions.......  $   132                $    (160)  $     729
                                                              ========               =========   =========
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued.....................................................   15,673        8,011       1,902       2,678
 Issued in Pegasus acquisition..............................       --           --      21,634          --
 Issued in conversion.......................................       --           --          --       3,342
 Reinvested.................................................    2,544        1,462       1,316         736
 Redeemed...................................................   (5,136)      (8,381)     (7,868)     (7,605)
                                                              --------   ---------   ---------   ---------
 Change in Class I Shares...................................   13,081        1,092      16,984        (849)
                                                              ========   =========   =========   =========
CLASS A SHARES:
 Issued.....................................................    2,073          712       1,094       1,796
 Issued in Pegasus acquisition..............................       --           --         496          --
 Reinvested.................................................       73           75         424         459
 Redeemed...................................................   (1,522)        (849)     (1,370)       (966)
                                                              --------   ---------   ---------   ---------
 Change in Class A Shares...................................      624          (62)        644       1,289
                                                              ========   =========   =========   =========
CLASS B SHARES:
 Issued.....................................................      601          475       1,757       3,365
 Issued in Pegasus acquisition..............................       --           --         132          --
 Reinvested.................................................       75           49         585         494
 Redeemed...................................................     (332)        (127)     (1,318)       (595)
                                                              --------   ---------   ---------   ---------
 Change in Class B Shares...................................      344          397       1,156       3,264
                                                              ========   =========   =========   =========
CLASS C SHARES:
 Issued.....................................................        7                       21          32
 Reinvested.................................................       --(a)                     3           1
 Redeemed...................................................       --(a)                   (30)         --
                                                              --------               ---------   ---------
 Change in Class C Shares...................................        7                       (6)         33
                                                              ========               =========   =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                                   DIVERSIFIED
                                                                   EQUITY FUND            BALANCED FUND
                                                              ----------------------   -------------------
                                                                 YEAR        YEAR        YEAR       YEAR
                                                                ENDED        ENDED      ENDED      ENDED
                                                               JUNE 30,    JUNE 30,    JUNE 30,   JUNE 30,
                                                                 1999        1998        1999       1998
                                                              ----------   ---------   --------   --------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued................................  $  244,173   $ 203,642   $36,925    $ 30,168
 Proceeds from shares issued in Marquis acquisition.........          --          --   131,827          --
 Proceeds from shares issued in Pegasus acquisition.........   1,221,365          --        --          --
 Dividends reinvested.......................................      32,229      22,920     4,716       4,088
 Cost of shares redeemed....................................    (204,131)   (117,078)  (62,537)    (30,385)
                                                              ----------   ---------   --------   --------
 Change in net assets from Class I Share transactions.......  $1,293,636   $ 109,484   $110,931   $  3,871
                                                              ==========   =========   ========   ========
CLASS A SHARES:
 Proceeds from shares issued................................  $   69,391   $  26,868   $31,853    $ 19,947
 Proceeds from shares issued in Marquis acquisition.........          --          --     4,842          --
 Proceeds from shares issued in Pegasus acquisition.........     265,416          --        --          --
 Dividends reinvested.......................................       5,259       6,201     5,175       4,728
 Cost of shares redeemed....................................    (104,515)    (10,432)  (13,842)     (8,491)
                                                              ----------   ---------   --------   --------
 Change in net assets from Class A Share transactions.......  $  235,551   $  22,637   $28,028    $ 16,184
                                                              ==========   =========   ========   ========
CLASS B SHARES:
 Proceeds from shares issued................................  $   17,518   $  12,570   $123,871   $ 65,995
 Proceeds from shares issued in Marquis acquisition.........          --          --     4,972          --
 Proceeds from shares issued in Pegasus acquisition.........      10,304          --        --          --
 Dividends reinvested.......................................       1,731       1,480    11,755       7,496
 Cost of shares redeemed....................................      (8,289)     (1,805)  (23,618)     (8,395)
                                                              ----------   ---------   --------   --------
 Change in net assets from Class B Share transactions.......  $   21,264   $  12,245   $116,980   $ 65,096
                                                              ==========   =========   ========   ========
CLASS C SHARES:
 Proceeds from shares issued................................  $    6,971   $   1,212
 Dividends reinvested.......................................         106          --(a)
 Cost of shares redeemed....................................        (963)         (3)
                                                              ----------   ---------
 Change in net assets from Class C Share transactions.......  $    6,114   $   1,209
                                                              ==========   =========
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued.....................................................      18,009      16,681     2,761       2,320
 Issued in Marquis acquisition..............................          --          --    10,055          --
 Issued in Pegasus acquisition..............................      84,872          --        --          --
 Reinvested.................................................       2,658       1,984       360         322
 Redeemed...................................................     (14,566)     (9,458)   (4,598)     (2,330)
                                                              ----------   ---------   --------   --------
 Change in Class I Shares...................................      90,973       9,207     8,578         312
                                                              ==========   =========   ========   ========
CLASS A SHARES:
 Issued.....................................................       4,832       2,167     2,324       1,513
 Issued in Marquis acquisition..............................          --          --       379          --
 Issued in Pegasus acquisition..............................      18,470          --        --          --
 Reinvested.................................................         431         531       390         370
 Redeemed...................................................      (7,220)       (847)   (1,030)       (645)
                                                              ----------   ---------   --------   --------
 Change in Class A Shares...................................      16,513       1,851     2,063       1,238
                                                              ==========   =========   ========   ========
CLASS B SHARES:
 Issued.....................................................       1,175       1,005     8,995       4,971
 Issued in Marquis acquisition..............................          --          --       368          --
 Issued in Pegasus acquisition..............................         725          --        --          --
 Reinvested.................................................         144         127       884         586
 Redeemed...................................................        (473)       (147)   (1,744)       (632)
                                                              ----------   ---------   --------   --------
 Change in Class B Shares...................................       1,571         985     8,503       4,925
                                                              ==========   =========   ========   ========
CLASS C SHARES:
 Issued.....................................................         509          92
 Reinvested.................................................           9          --(a)
 Redeemed...................................................         (75)         --(a)
                                                              ----------   ---------
 Change in Class C Shares...................................         443          92
                                                              ==========   =========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                                                           MARKET EXPANSION
                                                                EQUITY INDEX FUND             INDEX FUND
                                                              ----------------------   -------------------------
                                                                 YEAR        YEAR      SIX MONTHS     JULY 31,
                                                                ENDED        ENDED       ENDED        1998 TO
                                                               JUNE 30,    JUNE 30,     JUNE 30,    DECEMBER 31,
                                                                 1999        1998         1999        1998(a)
                                                              ----------   ---------   ----------   ------------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued................................  $  174,081   $ 190,730    $ 3,525       $ 1,396
 Proceeds from shares issued in Pegasus acquisition.........     749,135          --         --            --
 Proceeds from shares issued in conversion..................     273,174          --         --        26,440
 Dividends reinvested.......................................      12,878       4,908        619           893
 Cost of shares redeemed....................................    (203,117)   (132,565)    (3,116)       (2,485)
                                                              ----------   ---------    -------       -------
 Change in net assets from Class I Share transactions.......  $1,006,151   $  63,073    $ 1,028       $26,244
                                                              ==========   =========    =======       =======

CLASS A SHARES:
 Proceeds from shares issued................................  $  254,473   $ 115,183    $   234       $    28
 Proceeds from shares issued in Pegasus acquisition.........     346,768          --         --            --
 Dividends reinvested.......................................      10,991       4,949         --(b)         --(b)
 Cost of shares redeemed....................................    (167,505)    (34,893)        --(b)         --
                                                              ----------   ---------    -------       -------
 Change in net assets from Class A Share transactions.......  $  444,727   $  85,239    $   234       $    28
                                                              ==========   =========    =======       =======

CLASS B SHARES:
 Proceeds from shares issued................................  $  151,543   $ 144,112    $   405       $    --(b)
 Proceeds from shares issued in Pegasus acquisition.........       6,353          --         --            --
 Dividends reinvested.......................................      13,505       6,727          1            --(b)
 Cost of shares redeemed....................................     (59,306)    (24,214)      (117)           --
                                                              ----------   ---------    -------       -------
 Change in net assets from Class B Share transactions.......  $  112,095   $ 126,625    $   289       $    --
                                                              ==========   =========    =======       =======

CLASS C SHARES:
 Proceeds from shares issued................................  $   53,973   $   3,146    $    16
 Dividends reinvested.......................................         413           3         --(b)
 Cost of shares redeemed....................................      (4,159)        (72)        --(b)
                                                              ----------   ---------    -------
 Change in net assets from Class C Share transactions.......  $   50,227   $   3,077    $    16
                                                              ==========   =========    =======
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued.....................................................       6,096       8,081        352           141
 Issued in Pegasus acquisition..............................      24,863          --         --         2,644
 Issued in conversion.......................................       9,509          --         --            --
 Reinvested.................................................         503         212         63            91
 Redeemed...................................................      (7,304)     (5,630)      (312)         (264)
                                                              ----------   ---------    -------       -------
 Change in Class I Shares...................................      33,667       2,663        103         2,612
                                                              ==========   =========    =======       =======
CLASS A SHARES:
 Issued.....................................................       8,685       4,740         23             3
 Issued in Pegasus acquisition..............................      11,516          --         --            --
 Reinvested.................................................         412         213         --(b)         --(b)
 Redeemed...................................................      (5,621)     (1,415)        --(b)         --
                                                              ----------   ---------    -------       -------
 Change in Class A Shares...................................      14,992       3,538         23             3
                                                              ==========   =========    =======       =======
CLASS B SHARES:
 Issued.....................................................       5,293       5,913         40            --(b)
 Issued in Pegasus acquisition..............................         211          --         --            --
 Reinvested.................................................         514         294         --(b)         --(b)
 Redeemed...................................................      (2,116)       (984)       (11)           --
                                                              ----------   ---------    -------       -------
 Change in Class B Shares...................................       3,902       5,223         29            --(b)
                                                              ==========   =========    =======       =======
CLASS C SHARES:
 Issued.....................................................       1,867         121          1
 Reinvested.................................................          15          --(b)       --(b)
 Redeemed...................................................        (141)         (2)        --(b)
                                                              ----------   ---------    -------
 Change in Class C Shares...................................       1,741         119          1
                                                              ==========   =========    =======

------------

(a) Commencement of operations.
(b) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999
(Amounts in Thousands)

                                                       INTERNATIONAL EQUITY                 DIVERSIFIED
                                                            INDEX FUND                   INTERNATIONAL FUND
                                                       --------------------   ----------------------------------------
                                                         YEAR        YEAR     SIX MONTHS       YEAR           YEAR
                                                         ENDED      ENDED       ENDED         ENDED          ENDED
                                                       JUNE 30,    JUNE 30,    JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                                         1999        1998        1999          1998           1997
                                                       ---------   --------   ----------   ------------   ------------
CAPITAL TRANSACTIONS:

CLASS I SHARES:
 Proceeds from shares issued.........................  $ 148,687   $172,750    $ 25,895     $ 109,588       $144,397
 Proceeds from shares issued in Marquis
   acquisition.......................................      1,093        --           --            --             --
 Proceeds from shares issued in conversion...........         --        --           --            --         25,851
 Dividends reinvested................................      3,210     7,260          245         2,089          1,489
 Cost of shares redeemed.............................   (104,900)  (77,664)     (44,735)     (101,966)       (89,222)
                                                       ---------   --------    --------     ---------       --------
 Change in net assets from Class I Share
   transactions......................................  $  48,090   $102,346    $(18,595)    $   9,711       $ 82,515
                                                       =========   ========    ========     =========       ========
CLASS A SHARES:
 Proceeds from shares issued.........................  $ 189,671   $23,709     $ 22,419     $  26,637       $ 18,568
 Proceeds from shares issued in Marquis
   acquisition.......................................        305        --           --            --             --
 Dividends reinvested................................      1,546       536          128           391            152
 Cost of shares redeemed.............................   (163,287)  (13,917)     (35,203)      (14,357)        (3,048)
                                                       ---------   --------    --------     ---------       --------
 Change in net assets from Class A Share
   transactions......................................  $  28,235   $10,328     $(12,656)    $  12,671       $ 15,672
                                                       =========   ========    ========     =========       ========
CLASS B SHARES:
 Proceeds from shares issued.........................  $   6,916   $ 4,365     $    400     $     818       $    812
 Proceeds from shares issued in Marquis
   acquisition.......................................        268        --           --            --             --
 Dividends reinvested................................        902       358            5            19              7
 Cost of shares redeemed.............................     (3,621)   (2,165)        (658)         (310)          (202)
                                                       ---------   --------    --------     ---------       --------
 Change in net assets from Class B Share
   transactions......................................  $   4,465   $ 2,558     $   (253)    $     527       $    617
                                                       =========   ========    ========     =========       ========
CLASS C SHARES:
 Proceeds from shares issued.........................  $   2,259   $   123     $      5
 Dividends reinvested................................         24        --(a)        --
 Cost of shares redeemed.............................       (153)       (5)          --
                                                       ---------   --------    --------
 Change in net assets from Class C Share
   transactions......................................  $   2,130   $   118     $      5
                                                       =========   ========    ========
SHARE TRANSACTIONS:

CLASS I SHARES:
 Issued..............................................      8,534    10,217        1,809         8,439         12,175
 Issued in Marquis acquisition.......................         63        --           --            --             --
 Issued in conversion................................         --        --           --            --          2,160
 Reinvested..........................................        188       481           18           162            120
 Redeemed............................................     (6,114)   (4,685)      (3,100)       (7,899)        (7,329)
                                                       ---------   --------    --------     ---------       --------
 Change in Class I Shares............................      2,671     6,013       (1,273)          702          7,126
                                                       =========   ========    ========     =========       ========
CLASS A SHARES:
 Issued..............................................     10,538     1,376        1,550         2,044          1,520
 Issued in Marquis acquisition.......................         17        --           --            --             --
 Reinvested..........................................         90        34            9            30             12
 Redeemed............................................     (9,001)     (816)      (2,428)       (1,095)          (248)
                                                       ---------   --------    --------     ---------       --------
 Change in Class A Shares............................      1,644       594         (869)          979          1,284
                                                       =========   ========    ========     =========       ========
CLASS B SHARES:
 Issued..............................................        410       268           28            65             70
 Issued in Marquis acquisition.......................         16        --           --            --             --
 Reinvested..........................................         55        24           --(a)          1              1
 Redeemed............................................       (216)     (134)         (48)          (26)           (18)
                                                       ---------   --------    --------     ---------       --------
 Change in Class B Shares............................        265       158          (20)           40             53
                                                       =========   ========    ========     =========       ========
CLASS C SHARES:
 Issued..............................................        127         7           --(a)
 Reinvested..........................................          1        --(a)        --
 Redeemed............................................         (9)       --(a)        --
                                                       ---------   --------    --------
 Change in Class C Shares............................        119         7           --(a)
                                                       =========   ========    ========

------------

(a) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average net assets on the first $1.5 billion, 0.70% of the average net assets on the next $ 500 million and 0.65% of the average net assets over $2 billion of the Small Cap Growth Fund, the Mid Cap Growth, the Mid Cap Value Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Small Cap Value Fund and the Diversified Mid Cap Fund; 0.65% of the average daily net assets of the Balanced Fund; 0.30% of the average daily net assets of the Equity Index Fund; 0.35% of the average daily net assets of the Market Expansion Index Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.80% of the average daily net assets of the Diversified International Fund.

   Prior to March 22, 1999 the Pegasus Funds and First Chicago NBD Investment Management Company ("FCNIMCO") were parties to an investment advisory agreement under which the Advisor was entitled to a fee, computed daily and paid monthly, at an annual rate of 0.70% of the average net assets of the Small Cap Value Fund; 0.60% of the average net assets of the Diversified Mid Cap Fund; 0.25% of the average net assets of the Market Expansion Index Fund; and 0.80% of the average net assets of the Diversified International Fund.

   Independence International Associates, Inc. ("IIA"), an indirect subsidiary of John Hancock Mutual Life Insurance Company, manages the investment portfolio of the International Equity Index Fund subject to the supervision of the Advisor pursuant to a Sub-Advisory Agreement with the Advisor. For its services, IIA is paid a fee by the Advisor, computed daily and paid monthly, at the annual rate of 0.275% of average daily net assets up to $10 million, 0.225% of average daily net assets over $10 million up to $25 million, 0.195% of net assets over $25 million up to $50 million, 0.125% of the average daily net assets over $50 million up to $100 million and 0.060% of the average daily net assets over $100 million.

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund, the Government Money Market Fund and the Institutional Prime Money Market Fund (the "Institutional Money Market Funds"); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   Prior to March 22, 1999 FCNIMCO and BISYS Fund Services ("Co-Administrators") were parties to a Co-Administration agreement under which the Co-Administrators were entitled to a fee, computed daily and paid monthly, at an annual rate of 0.15% of the average net assets of the Small Cap Value Fund, the Diversified Mid Cap Fund, the Market Expansion Index Fund, and the Diversified International Fund.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the funds and 1.00% of the average daily net assets of the Class B shares and Class C shares of each of the funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

   services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Class I shares of each fund are offered without distribution fees. For the year ended June 30, 1999, the Distributor received $11,610,443 from commissions earned on sales of Class A shares and redemption of Class B shares and Class C shares, of which, the Distributor re-allowed $9,802,106 to affiliated broker-dealers of the funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the year ended June 30, 1999, fees in the following amounts were waived (amounts in thousands):

                                                               INVESTMENT                       12b-1 FEES
                                                              ADVISORY FEES   ADMINISTRATION      WAIVED
                                                                 WAIVED         FEES WAIVED      CLASS A
                                                              -------------   ---------------   ----------
   Small Cap Growth Fund....................................     $    5           $   36           $ 18
   Small Cap Value Fund*....................................        105                8              6
   Mid Cap Growth Fund......................................         --               --            117
   Mid Cap Value Fund.......................................         30               --             62
   Diversified Mid Cap Fund*................................        418               --             58
   Large Cap Growth Fund....................................         --               --            285
   Large Cap Value Fund.....................................         --               --             20
   Equity Income Fund.......................................        542              207            120
   Diversified Equity Fund..................................         --               --            156
   Balanced Fund............................................        411               23             64
   Equity Index Fund........................................      2,882            1,026            375
   Market Expansion Index Fund*.............................         27                4             --
   International Equity Index Fund..........................         --               --             31
   Diversified International Fund*..........................         66               18              9

------------
* Amounts are for six months ended June 30, 1999

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) for the year ended June 30, 1999 were as follows (amounts in thousands):

                                                     PURCHASES       SALES
                                                     ----------    ----------
Small Cap Growth Fund..............................  $  179,892    $  157,417
Small Cap Value Fund*..............................     141,290       170,533
Mid Cap Growth Fund................................   1,661,099     1,631,268
Mid Cap Value Fund.................................     985,254     1,122,720
Diversified Mid Cap Fund*..........................     280,832       398,729
Large Cap Growth Fund..............................   2,437,117     2,284,799
Large Cap Value Fund...............................     556,695       351,990
Equity Income Fund.................................     174,110       292,547
Diversified Equity Fund............................     742,033       627,617
Balanced Fund......................................     451,151       358,572
Equity Index Fund..................................     295,724        97,585
Market Expansion Index Fund*.......................       9,332         9,270
International Equity Index Fund....................     240,576       211,843
Diversified International Fund*....................      17,743        45,242

------------
* Amounts are for six months ended June 30, 1999

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as options, futures, indexed securities and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

   The following is a summary of option activity for the year ended June 30, 1999 by the Funds (amounts in thousands):

                                                                          LARGE CAP VALUE FUND
                                                                       --------------------------
                                                                       SHARES SUBJECT
                                                                        TO CONTRACT      PREMIUMS
                                                                       --------------    --------
         COVERED CALL OPTIONS
         Balance at beginning of period..............................         100        $    97
         Options written.............................................       1,170          2,340
         Options expired.............................................      (1,000)        (1,402)
         Options exercised...........................................        (220)          (374)
         Options split...............................................          25
                                                                           ------        -------
         Options outstanding at end of period........................          75        $   661
                                                                           ======        =======

                                                                         LARGE CAP GROWTH FUND
                                                                       --------------------------
                                                                       SHARES SUBJECT
                                                                        TO CONTRACT      PREMIUMS
                                                                       --------------    --------
         PURCHASED CALL OPTIONS
         Balance at beginning period.................................          --        $    --
         Options Purchased...........................................       5,490          8,410
         Options Sold................................................        (490)        (8,171)
         Options Expired.............................................      (5,000)          (239)
                                                                           ------        -------
         Options outstanding at end of period........................          --        $    --
                                                                           ======        =======

                                                                          LARGE CAP VALUE FUND
                                                                       --------------------------
                                                                       SHARES SUBJECT
                                                                        TO CONTRACT      PREMIUMS
                                                                       --------------    --------
         COVERED CALL OPTIONS
         Options outstanding at end of period consist of:
         IBM, $220, 7/21/99..........................................        50            $525
         Motorola, $95, 7/19/99......................................        25              94

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

7. CONVERSION OF COMMON TRUST FUNDS:

   The net assets of certain common trust funds managed by FCNIMCO were exchanged in a tax-free conversion for Class I shares of the corresponding Funds. The transactions were accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of dates, shares issued, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date:

                                                                                 NET ASSET
                                                                                   VALUE
                                                          SHARES   NET ASSETS    PER SHARE      UNREALIZED
                                                          ISSUED   CONVERTED       ISSUED      APPRECIATION
                                                          ------   ----------   ------------   ------------
   December 12, 1997
   Diversified International Fund.......................   2,160    $ 25,851       $11.97        $ 5,338
   June 19, 1998
   Diversified Mid Cap Fund.............................     740      14,935        20.19          7,648
   July 31, 1998
   Diversified Mid Cap Fund.............................   9,466     191,220        20.20         57,931
   Market Expansion Index Fund..........................   2,644      26,440        10.00          8,449
   February 21, 1999
   Equity Index Fund....................................   9,509     273,174        28.73        151,207
   Large Cap Growth Fund................................   6,735     162,412        24.11         98,725

   On December 19, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for Class I shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                 NET ASSET
                                                                                   VALUE
                                                          SHARES   NET ASSETS    PER SHARE      UNREALIZED
                                                          ISSUED   CONVERTED       ISSUED      APPRECIATION
                                                          ------   ----------   ------------   ------------
   Equity Income Fund...................................   3,342    $70,389        $21.06        $23,821
   Large Cap Growth Fund................................   4,595     81,659         17.77         33,084
   Mid Cap Growth Fund..................................   3,113     57,769         18.56         15,137

8. MARQUIS REORGANIZATION:

   The Trust entered an agreement and plan of reorganization and liquidation ("the Marquis Reorganization") with the Marquis Family of Funds (the "Marquis Funds") pursuant to which all of the assets and liabilities of each Marquis Fund transferred to a fund of the One Group in exchange for shares of the corresponding fund of the One Group. The Marquis Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on August 10, 1998 following approval by shareholders of the Marquis Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

   share issued and unrealized appreciation immediately before and after the Marquis Reorganization (amounts in thousands except per share amounts):

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      MARQUIS
                                                                      BALANCED              BALANCED           BALANCED
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          12,183                21,074             31,876
         Net assets...........................................        $141,641              $276,845           $418,486
         Net asset value:
           Class I............................................              --                 13.11              13.11
           Class A............................................           11.62                 13.12              13.12
           Class B............................................           11.69                 13.17              13.17
         Unrealized appreciation..............................          14,690                25,535             40,225

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      MARQUIS               MID CAP            MID CAP
                                                                    VALUE EQUITY             VALUE              VALUE
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          10,265                46,635             56,558
         Net assets...........................................        $136,943              $643,645           $780,588
         Net asset value:
           Class I............................................              --                 13.80              13.80
           Class A............................................           13.34                 13.84              13.84
           Class B............................................           13.38                 13.76              13.76
         Unrealized appreciation..............................          16,925                47,342             64,267

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      MARQUIS               MID CAP            MID CAP
                                                                   GROWTH EQUITY             GROWTH             GROWTH
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          2,556                 50,864              52,826
         Net assets...........................................        $38,617               $998,973          $1,037,590
         Net asset value:
           Class I............................................             --                  19.76               19.76
           Class A............................................          15.11                  19.59               19.59
           Class B............................................          14.96                  18.71               18.71
         Unrealized appreciation..............................          7,181                133,789             140,970

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      MARQUIS                SMALL              SMALL
                                                                SMALL CAPITALIZATION       CAP GROWTH         CAP GROWTH
                                                                    EQUITY FUND               FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................            402                 13,518             13,894
         Net assets...........................................         $3,669               $132,213           $135,882
         Net asset value:
           Class I............................................             --                   9.80               9.80
           Class A............................................           9.15                   9.77               9.77
           Class B............................................           9.04                   9.56               9.56
         Unrealized appreciation (depreciation)...............           (290)                13,114             12,824

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      MARQUIS            INTERNATIONAL      INTERNATIONAL
                                                                   INTERNATIONAL          EQUITY INDEX       EQUITY INDEX
                                                                    EQUITY FUND               FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................            154                 35,324             35,420
         Net assets...........................................         $1,666               $615,179           $616,845
         Net asset value:
           Class I............................................             --                  17.43              17.43
           Class A............................................          10.84                  17.44              17.44
           Class B............................................          10.75                  16.79              16.79
         Unrealized appreciation (depreciation)...............            (10)                77,441             77,431

9. PEGASUS REORGANIZATION:

   The Trust entered an agreement and plan of reorganization and liquidation ("the Pegasus Reorganization") with the Pegasus Family of Funds (the "Pegasus Funds") pursuant to which all of the assets and liabilities of each Pegasus Fund transferred to a fund of the One Group in exchange for shares of the corresponding Fund of the One Group. The Pegasus Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on March 22, 1999 following approval by shareholders of the Pegasus Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation immediately before and after the Pegasus Reorganization (amounts in thousands except per share amounts):

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                 PEGASUS SMALL CAP         SMALL CAP          SMALL CAP
                                                                    OPPORTUNITY              VALUE              VALUE
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          21,113                    --             21,113
         Net assets...........................................        $265,568                    --           $265,568
         Net asset value:
           Class I............................................           12.60                    --              12.60
           Class A............................................           12.42                    --              12.42
           Class B............................................           12.06                    --              12.06
         Unrealized appreciation..............................         (27,398)                   --            (27,398)

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                 PEGASUS INTRINSIC        DISCIPLINED          MID CAP
                                                                       VALUE                 VALUE              VALUE
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          35,077                56,933              89,116
         Net assets...........................................        $431,541              $762,902          $1,194,443
         Net asset value:
           Class I............................................           12.36                 13.40               13.40
           Class A............................................           12.35                 13.44               13.44
           Class B............................................            8.44                 13.34               13.34
         Unrealized appreciation..............................          20,796                 5,804              26,600

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                  PEGASUS MID CAP         DIVERSIFIED        DIVERSIFIED
                                                                    OPPORTUNITY             MID CAP            MID CAP
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................           60,666                    --             60,666
         Net assets...........................................       $1,158,396                    --         $1,158,396
         Net asset value:
           Class I............................................            19.23                    --              19.23
           Class A............................................            19.12                    --              19.12
           Class B............................................             8.93                    --               8.93
         Unrealized appreciation..............................          279,698                    --            279,698

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      PEGASUS            LARGE COMPANY        LARGE CAP
                                                                       GROWTH                GROWTH             GROWTH
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................           57,006               112,233            153,039
         Net assets...........................................       $1,040,465            $2,857,472         $3,897,937
         Net asset value:
           Class I............................................            18.26                 25.41              25.41
           Class A............................................            18.20                 26.12              26.12
           Class B............................................            17.71                 25.25              25.25
         Unrealized appreciation..............................          440,128             1,159,202          1,599,331

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      PEGASUS
                                                                       EQUITY                INCOME             EQUITY
                                                                       INCOME                EQUITY             INCOME
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          48,278                 40,743             63,004
         Net assets...........................................        $520,041             $  951,505         $1,471,546
         Net asset value:
           Class I............................................           10.77                  23.36              23.36
           Class A............................................           10.81                  23.31              23.31
           Class B............................................           10.81                  23.35              23.35
           Class C............................................              --                  23.36              23.36
         Unrealized appreciation..............................          44,636                480,939            525,575

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                      PEGASUS                VALUE           DIVERSIFIED
                                                                   GROWTH & VALUE            GROWTH             EQUITY
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................           99,661                63,546            167,613
         Net assets...........................................       $1,497,085            $  913,820         $2,410,905
         Net asset value:
           Class I............................................            15.11                 14.39              14.39
           Class A............................................            15.10                 14.37              14.37
           Class B............................................             8.08                 14.21              14.21
           Class C............................................               --                 14.30              14.30
         Unrealized appreciation..............................          339,726               252,416            592,142

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                   PEGASUS EQUITY            EQUITY             EQUITY
                                                                       INDEX                 INDEX              INDEX
                                                                        FUND                  FUND               FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................           41,635                60,792             97,382
         Net assets...........................................       $1,102,256            $1,830,394         $2,932,650
         Net asset value:
           Class I............................................            26.59                 30.13              30.13
           Class A............................................            26.58                 30.10              30.10
           Class B............................................            15.21                 30.07              30.07
           Class C............................................               --                 30.11              30.11
         Unrealized appreciation..............................          533,510               747,825          1,281,335

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

                                                                                                                AFTER
                                                                          BEFORE REORGANIZATION             REORGANIZATION
                                                                -----------------------------------------   --------------
                                                                   PEGASUS MARKET            MARKET             MARKET
                                                                     EXPANSION             EXPANSION          EXPANSION
                                                                     INDEX FUND            INDEX FUND         INDEX FUND
                                                                --------------------   ------------------   --------------
         Shares...............................................          2,480                    --              2,480
         Net assets...........................................        $23,239                    --            $23,239
         Net asset value:
           Class I............................................           9.37                    --               9.37
           Class A............................................           9.37                    --               9.37
           Class B............................................           9.32                    --               9.32
         Unrealized appreciation..............................          4,213                    --              4,213

                                                                                                           AFTER
                                                                       BEFORE REORGANIZATION           REORGANIZATION
                                                                ------------------------------------   --------------
                                                                      PEGASUS           DIVERSIFIED     DIVERSIFIED
                                                                INTERNATIONAL EQUITY   INTERNATIONAL   INTERNATIONAL
                                                                        FUND               FUND             FUND
                                                                --------------------   -------------   --------------
         Shares...............................................           43,389                 --           43,389
         Net assets...........................................       $  626,584                 --       $  626,584
         Net asset value:
           Class I............................................            14.45                 --            14.45
           Class A............................................            14.40                 --            14.40
           Class B............................................            13.47                 --            13.47
         Unrealized appreciation..............................          166,871                 --          166,871

10. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

    A Special Meeting of Shareholders of the One Group Mutual Funds was held on May 17, 1999. At the meeting, shareholders voted and approved the following proposals:

    1. To elect the Board of Trustees of the One Group Mutual Funds.

                                                                                                 BROKER
                            FUND NAME                          FOR        AGAINST    ABSTAIN    NON-VOTE
                            ---------                      -----------    -------    -------    --------
         Small Cap Growth Fund...........................   11,938,906      --        10,260      --
         Mid Cap Growth Fund.............................   49,270,768      --        99,549      --
         Mid Cap Value Fund..............................   52,969,533      --        44,219      --
         Large Cap Growth Fund...........................   95,204,165      --       187,184      --
         Large Cap Value Fund............................   56,293,013      --        16,281      --
         Equity Income Fund..............................   35,319,474      --        46,683      --
         Diversified Equity Fund.........................   56,993,364      --        48,654      --
         Balanced Fund...................................   27,260,765      --        77,100      --
         Equity Index Fund...............................   47,912,441      --       141,782      --
         International Equity Index Fund.................   35,862,485      --        16,386      --

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

   2. To ratify the selection of independent accountants.

                                                                                                 BROKER
                            FUND NAME                          FOR        AGAINST    ABSTAIN    NON-VOTE
                            ---------                      -----------    -------    -------    --------
         Small Cap Growth Fund...........................   11,936,586     4,599       7,981      --
         Mid Cap Growth Fund.............................   49,216,452    24,357     129,507      --
         Mid Cap Value Fund..............................   52,953,636    38,776      21,339      --
         Large Cap Growth Fund...........................   95,084,767    82,328     224,252      --
         Large Cap Value Fund............................   56,289,434     1,130      18,730      --
         Equity Income Fund..............................   35,226,208    32,814     107,135      --
         Diversified Equity Fund.........................   56,891,314    12,333     138,370      --
         Balanced Fund...................................   27,080,842    97,567     159,456      --
         Equity Index Fund...............................   47,781,811    47,018     225,393      --
         International Equity Index Fund.................   35,855,977     2,141      20,752      --

   3. To approve a change to a fundamental investment restriction by eliminating language which prohibits the One Group Mutual Funds from participating on a joint or a joint and several basis in any trading account in securities.

                                                                                                BROKER
                           FUND NAME                         FOR        AGAINST    ABSTAIN     NON-VOTE
                           ---------                     -----------    -------    -------    ----------
         Small Cap Growth Fund.........................   11,238,806      8,305     16,875       685,181
         Mid Cap Growth Fund...........................   42,864,862     47,958     83,546     6,373,951
         Mid Cap Value Fund............................   49,817,819     79,698     38,289     3,077,946
         Large Cap Growth Fund.........................   81,571,974    139,352    267,201    13,412,822
         Large Cap Value Fund..........................   55,298,098     16,596     14,881       979,719
         Equity Income Fund............................   28,974,764     69,655    120,774     6,200,964
         Diversified Equity Fund.......................   53,092,567     28,023    163,736     3,757,692
         Balanced Fund.................................   17,688,647    135,748    162,552     9,350,918
         Equity Index Fund.............................   33,863,444    111,680    221,908    13,857,191
         International Equity Index Fund...............   34,609,736     12,627     25,541     1,230,967

11. FEDERAL TAX INFORMATION (UNAUDITED):

    The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 1999 (amounts in thousands):

                                     FUND                                 AMOUNT
                                     ----                                --------
         Small Cap Growth Fund.......................................    $ 11,117
         Small Cap Value Fund*.......................................       1,645
         Mid Cap Growth Fund.........................................     120,718
         Mid Cap Value Fund..........................................      71,096
         Diversified Mid Cap Fund*...................................       3,177
         Large Cap Growth Fund.......................................     157,700
         Large Cap Value Fund........................................      41,791
         Equity Income Fund..........................................      66,354
         Diversified Equity Fund.....................................      30,731
         Balanced Fund...............................................      22,027
         Equity Index Fund...........................................      41,714
         Market Expansion Index Fund*................................         688
         International Equity Index Fund.............................      29,484
         Diversified International Fund*.............................           0

------------
* Amounts for six months ended June 30, 1999.

Continued

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1999

  On June 30, 1999 the following funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                     FUND                                 2006       2007       TOTAL
                                     ----                                -------    -------    -------
         Small Cap Value Fund........................................    $    --    $11,564    $11,564
         Mid Cap Value Fund..........................................      6,250         --      6,250
         Diversified International Fund..............................     12,177         --     12,177

Capital losses and currency losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2000 (amounts in thousands):

                                     FUND                                AMOUNT
                                     ----                                ------
         International Equity Index Fund.............................    $4,946

ELIGIBLE DISTRIBUTIONS:

The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

                                     FUND                                AMOUNT
                                     ----                                -------
         Small Cap Growth Fund.......................................         --%
         Small Cap Value Fund*.......................................         --%
         Mid Cap Growth Fund.........................................       4.84%
         Mid Cap Value Fund..........................................      27.38%
         Diversified Mid Cap Fund*...................................         --%
         Large Cap Growth Fund.......................................      32.74%
         Large Cap Value Fund........................................      60.10%
         Equity Income Fund..........................................     100.00%
         Diversified Equity Fund.....................................      35.28%
         Balanced Fund...............................................      15.60%
         Equity Index Fund...........................................      18.23%
         Market Expansion Index Fund*................................      59.02%
         International Equity Index Fund.............................         --%
         Diversified International Fund*.............................         --%

------------
* Amounts for six months ended June 30, 1999.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          SMALL CAP GROWTH FUND
                                                               -------------------------------------------
                                                                             CLASS I SHARES
                                                               -------------------------------------------
                                                                                                 MARCH 26,
                                                                     YEAR ENDED JUNE 30,          1996 TO
                                                               -------------------------------   JUNE 30,
                                                                 1999        1998       1997     1996 (a)
                                                               --------    --------    -------   ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................    $  12.05    $  10.94    $ 10.75    $ 10.00
                                                               --------    --------    -------    -------
Investment Activities:
  Net investment income (loss).............................          --          --      (0.02)        --
  Net realized and unrealized gains (losses) from
    investments............................................       (0.24)       2.44       1.31       0.78
                                                               --------    --------    -------    -------
    Total from Investment Activities.......................       (0.24)       2.44       1.29       0.78
                                                               --------    --------    -------    -------
Distributions:
  Net realized gains.......................................       (1.19)      (1.33)     (1.10)     (0.03)
                                                               --------    --------    -------    -------
    Total Distributions....................................       (1.19)      (1.33)     (1.10)     (0.03)
                                                               --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD.............................    $  10.62    $  12.05    $ 10.94    $ 10.75
                                                               ========    ========    =======    =======
Total Return...............................................       (0.72)%     23.58%     13.44%     13.39%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........................    $130,974    $114,951    $78,318    $83,371
  Ratio of expenses to average net assets..................        1.06%       1.06%      1.02%      0.96%(d)
  Ratio of net investment income to average net assets.....        0.00%      (0.05)%    (0.16)%    (0.16)%(d)
  Ratio of expenses to average net assets*.................        1.09%       1.09%      1.12%      1.05%(d)
  Ratio of net investment income to average net assets*....       (0.03)%     (0.08)%    (0.26)%    (0.25)%(d)
  Portfolio turnover (e)...................................      127.83%      83.77%     92.01%     59.57%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of the One Group.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   SMALL CAP GROWTH FUND
                                             ------------------------------------------------------------------
                                                                       CLASS A SHARES
                                             ------------------------------------------------------------------
                                                                             SEVEN MONTHS        YEAR ENDED
                                                  YEAR ENDED JUNE 30,           ENDED           NOVEMBER 30,
                                             -----------------------------     JUNE 30,      ------------------
                                              1999       1998       1997       1996 (a)       1995       1994
                                             -------    -------    -------   ------------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $ 12.02    $ 10.94    $ 10.73     $ 11.50       $  9.36    $ 10.11
                                             -------    -------    -------     -------       -------    -------
Investment Activities:
  Net investment income (loss)...........      (0.02)     (0.03)     (0.04)      (0.07)        (0.04)     (0.04)
  Net realized and unrealized gains
    (losses) from investments............      (0.20)      2.44       1.35        1.40          2.35      (0.63)
                                             -------    -------    -------     -------       -------    -------
    Total from Investment Activities.....      (0.22)      2.41       1.31        1.33          2.31      (0.67)
                                             -------    -------    -------     -------       -------    -------
Distributions:
  Net realized gains.....................      (1.19)     (1.33)     (1.10)     (2.10)         (0.17)     (0.08)
                                             -------    -------    -------     -------       -------    -------
    Total Distributions..................      (1.19)     (1.33)     (1.10)     (2.10)         (0.17)     (0.08)
                                             -------    -------    -------     -------       -------    -------
NET ASSET VALUE, END OF PERIOD...........    $ 10.61    $ 12.02    $ 10.94     $ 10.73       $ 11.50    $  9.36
                                             =======    =======    =======     =======       =======    =======
Total Return (Excludes Sales Charge).....      (0.53)%    23.28%     13.52%       12.85%(b)    25.07%     (6.66)%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......    $22,081    $21,634    $17,299     $18,356       $95,467    $77,540
  Ratio of expenses to average net
    assets...............................       1.31%      1.31%      1.27%       1.05%(c)      1.03%      1.00%
  Ratio of net investment income to
    average net assets...................      (0.24)%    (0.31)%    (0.41)%     (0.33)%(c)    (0.36)%    (0.38)%
  Ratio of expenses to average net
    assets*..............................       1.44%      1.44%      1.45%       1.07%(c)      1.03%      1.00%
  Ratio of net investment income to
    average net assets*..................      (0.37)%    (0.44)%    (0.59)%     (0.35)%(c)    (0.36)%    (0.38)%
  Portfolio turnover (d).................     127.83%     83.77%     92.01%      59.57%        65.00%     51.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 SMALL CAP GROWTH FUND
                                    -------------------------------------------------------------------------------
                                                                    CLASS B SHARES
                                    -------------------------------------------------------------------------------
                                                                        SEVEN MONTHS       YEAR       SEPTEMBER 12,
                                           YEAR ENDED JUNE 30,             ENDED          ENDED          1994 TO
                                    ---------------------------------     JUNE 30,     NOVEMBER 30,   NOVEMBER 30,
                                     1999          1998         1997      1996 (a)         1995         1994 (b)
                                    -------       ------       ------   ------------   ------------   -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $ 11.79       $10.84       $10.72      $11.56         $ 9.47         $10.40
                                    -------       ------       ------      ------         ------         ------
Investment Activities:
  Net investment income
    (loss)......................      (0.06)       (0.03)       (0.10)      (0.06)         (0.07)         (0.01)
  Net realized and unrealized
    gains (losses) from
    investments.................      (0.28)        2.31         1.32        1.35           2.33          (0.92)
                                    -------       ------       ------      ------         ------         ------
    Total from Investment
       Activities...............      (0.34)        2.28         1.22        1.29           2.26          (0.93)
                                    -------       ------       ------      ------         ------         ------
Distributions:
  Net realized gains............      (1.19)       (1.33)       (1.10)      (2.13)         (0.17)            --
                                    -------       ------       ------      ------         ------         ------
    Total Distributions.........      (1.19)       (1.33)       (1.10)      (2.13)         (0.17)            --
                                    -------       ------       ------      ------         ------         ------
NET ASSET VALUE, END OF PERIOD..    $ 10.26       $11.79       $10.84      $10.72         $11.56         $ 9.47
                                    =======       ======       ======      ======         ======         ======
Total Return (Excludes Sales
  Charge).......................      (1.69)%      22.24%       12.74%      12.47%(c)      24.21%         (9.08)%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000).......................    $10,278       $8,567       $3,835      $2,545         $1,814         $  231
  Ratio of expenses to average
    net assets..................       2.06%        2.06%        2.02%       1.87%(d)       1.78%          1.75%(d)
  Ratio of net investment income
    to average net assets.......      (1.00)%      (1.02)%      (1.16)%     (1.10)%(d)     (1.16)%        (0.90)%(d)
  Ratio of expenses to average
    net assets*.................       2.09%        2.09%        2.12%       1.92%(d)       1.78%          1.75%(d)
  Ratio of net investment income
    to average net assets*......      (1.03)%      (1.05)%      (1.26)%     (1.15)%(d)     (1.16)%        (0.90)%(d)
  Portfolio turnover (e)........     127.83%       83.77%       92.01%      59.57%         65.00%         51.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to $10.00 effective March 26, 1996.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               SMALL CAP GROWTH FUND
                                                               ----------------------
                                                                   CLASS C SHARES
                                                               ----------------------
                                                                 YEAR     NOVEMBER 4,
                                                                ENDED       1997 TO
                                                               JUNE 30,    JUNE 30,
                                                                 1999      1998 (a)
                                                               --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.97      $13.03
                                                                ------      ------
Investment Activities:
  Net investment income (loss)..............................     (0.08)      (0.02)
  Net realized and unrealized gains (losses) from
     investments............................................     (0.27)       0.29
                                                                ------      ------
     Total from Investment Activities.......................     (0.35)       0.27
                                                                ------      ------
Distributions:
  Net realized gains........................................     (1.19)      (1.33)
                                                                ------      ------
     Total Distributions....................................     (1.19)      (1.33)
                                                                ------      ------
NET ASSET VALUE, END OF PERIOD..............................    $10.43      $11.97
                                                                ======      ======
Total Return (Excludes Sales Charge)........................     (1.75)%      3.08%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $  129      $   90
  Ratio of expenses to average net assets...................      2.06%       2.05%(c)
  Ratio of net investment income to average net assets......     (1.02)%      (0.85)%(c)
  Ratio of expenses to average net assets*..................      2.09%       2.07%(c)
  Ratio of net investment income to average net assets*.....     (1.05)%     (0.87)%(c)
  Portfolio turnover (d)....................................    127.83%      83.77%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SMALL CAP VALUE FUND
                                                   -----------------------------------------------------------
                                                                         CLASS I SHARES
                                                   -----------------------------------------------------------
                                                   SIX MONTHS                                     JANUARY 27,
                                                     ENDED          YEAR ENDED DECEMBER 31,         1995 TO
                                                    JUNE 30,     ------------------------------   DECEMBER 31,
                                                      1999         1998       1997       1996       1995 (a)
                                                   ----------    --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........     $  15.02     $  16.22   $  13.80   $  12.19     $ 10.00
                                                    --------     --------   --------   --------     -------
Investment Activities:
  Net investment income (loss).................        (0.02)       (0.07)     (0.05)     (0.01)       0.06
  Net realized and unrealized gains (losses)
    from investments...........................        (0.66)       (0.60)      4.24       3.13        2.44
                                                    --------     --------   --------   --------     -------
    Total from Investment Activities...........        (0.68)       (0.67)      4.19       3.12        2.50
                                                    --------     --------   --------   --------     -------
Distributions:
  Net investment income........................           --           --         --         --       (0.06)
  In excess of net investment income...........           --           --         --      (0.01)         --
  Net realized gains...........................        (0.08)       (0.46)     (1.77)     (1.50)      (0.25)
  In excess of net realized gains..............           --        (0.07)        --         --          --
                                                    --------     --------   --------   --------     -------
    Total Distributions........................        (0.08)       (0.53)     (1.77)     (1.51)      (0.31)
                                                    --------     --------   --------   --------     -------
NET ASSET VALUE, END OF PERIOD.................     $  14.26     $  15.02   $  16.22   $  13.80     $ 12.19
                                                    ========     ========   ========   ========     =======
Total Return...................................        (4.48)%(b)    (4.11)%    30.60%    25.63%      25.08%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)............     $246,712     $276,754   $217,908   $125,840     $92,926
  Ratio of expenses to average net assets......         0.94%(c)     0.94%      0.93%      0.88%       0.85%(c)
  Ratio of net investment income to average net
    assets.....................................        (0.35)%(c)    (0.48)%    (0.43)%    (0.04)%      0.59%(c)
  Ratio of expenses to average net assets*.....         1.03%(c)     0.94%      0.93%      1.02%       1.09%(c)
  Ratio of net investment income to average net
    assets*....................................        (0.44)%(c)    (0.48)%    (0.43)%    (0.18)%      0.35%(c)
  Portfolio turnover (d).......................        50.90%       42.39%     58.29%     93.82%      38.89%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     SMALL CAP VALUE FUND
                                                  ----------------------------------------------------------
                                                                        CLASS A SHARES
                                                  ----------------------------------------------------------
                                                  SIX MONTHS                                    JANUARY 27,
                                                    ENDED         YEAR ENDED DECEMBER 31,         1995 TO
                                                   JUNE 30,     ----------------------------    DECEMBER 31,
                                                     1999        1998       1997       1996       1995 (a)
                                                  ----------    -------    -------    ------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $ 14.81      $ 16.03    $ 13.70    $12.20       $10.00
                                                   -------      -------    -------    ------       ------
Investment Activities:
  Net investment income (loss)................       (0.05)       (0.10)     (0.06)    (0.02)        0.02
  Net realized and unrealized gains (losses)
    from investments..........................       (0.64)       (0.59)      4.16      3.02         2.45
                                                   -------      -------    -------    ------       ------
    Total from Investment Activities..........       (0.69)       (0.69)      4.10      3.00         2.47
                                                   -------      -------    -------    ------       ------
Distributions:
  Net investment income.......................          --           --         --        --        (0.02)
  Net realized gains..........................       (0.08)       (0.46)     (1.77)    (1.50)       (0.25)
  In excess of net realized gains.............          --        (0.07)        --        --           --
                                                   -------      -------    -------    ------       ------
    Total Distributions.......................       (0.08)       (0.53)     (1.77)    (1.50)       (0.27)
                                                   -------      -------    -------    ------       ------
NET ASSET VALUE, END OF PERIOD................     $ 14.04      $ 14.81    $ 16.03    $13.70       $12.20
                                                   =======      =======    =======    ======       ======
Total Return (Excludes Sales Charge)..........        (4.61)%(b)   (4.29)%   30.16%    24.59%       24.80%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........     $26,592      $32,217    $21,836    $6,697       $  672
  Ratio of expenses to average net assets.....        1.17%(c)     1.19%      1.18%     1.13%        1.25%(c)
  Ratio of net investment income to average
    net assets................................       (0.58)%(c)   (0.73)%    (0.68)%   (0.29)%       0.19%(c)
  Ratio of expenses to average net assets*....        1.29%(c)     1.19%      1.18%     1.24%        2.56%(c)
  Ratio of net investment income to average
    net assets*...............................       (0.70)%(c)   (0.73)%    (0.68)%   (0.40)%      (1.12)%(c)
  Portfolio turnover (d)......................       50.90%       42.39%     58.29%    93.82%       38.89%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         SMALL CAP VALUE FUND
                                                         -----------------------------------------------------
                                                                            CLASS B SHARES
                                                         -----------------------------------------------------
                                                         SIX MONTHS                               JANUARY 27,
                                                           ENDED       YEAR ENDED DECEMBER 31,      1995 TO
                                                          JUNE 30,     ------------------------   DECEMBER 31,
                                                            1999        1998     1997     1996      1995 (a)
                                                         ----------    ------   ------   ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.................      $14.41      $15.74   $13.58   $12.12      $10.00
                                                           ------      ------   ------   ------      ------
Investment Activities:
  Net investment income..............................       (0.11)      (0.17)   (0.07)   (0.04)     (0.03)
  Net realized and unrealized gains (losses) from
    investments......................................       (0.59)      (0.63)    4.00     3.00        2.40
                                                           ------      ------   ------   ------      ------
    Total from Investment Activities.................       (0.70)      (0.80)    3.93     2.96        2.37
                                                           ------      ------   ------   ------      ------
Distributions:
  Net realized gains.................................       (0.08)      (0.46)   (1.77)   (1.50)     (0.25)
  In excess of net realized gains....................          --       (0.07)      --       --          --
                                                           ------      ------   ------   ------      ------
    Total Distributions..............................       (0.08)      (0.53)   (1.77)   (1.50)     (0.25)
                                                           ------      ------   ------   ------      ------
NET ASSET VALUE, END OF PERIOD.......................      $13.63      $14.41   $15.74   $13.58      $12.12
                                                           ======      ======   ======   ======      ======
Total Return (Excludes Sales Charge).................       (4.81)%(b)  (5.11)%  29.17%   24.42%      23.76%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..................      $3,320      $4,014   $1,799   $  110      $   15
  Ratio of expenses to average net assets............        1.94%(c)    1.94%    1.93%    1.88%       2.00%(c)
  Ratio of net investment income to average net
    assets...........................................       (1.34)%(c)  (1.48)%  (1.43)%  (1.04)%     (0.51)%(c)
  Ratio of expenses to average net assets*...........        2.02%(c)    1.94%    1.93%    3.04%       9.52%(c)
  Ratio of net investment income to average net
    assets*..........................................       (1.42)%(c)  (1.48)%  (1.43)%  (2.20)%     (8.03)%(c)
  Portfolio turnover (d).............................       50.90%      42.39%   58.29%   93.82%      38.89%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                SMALL CAP VALUE FUND
                                                                --------------------
                                                                   CLASS C SHARES
                                                                --------------------
                                                                     MARCH 22,
                                                                      1999 TO
                                                                      JUNE 30,
                                                                      1999 (a)
                                                                --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $12.07
                                                                       ------
Investment Activities:
  Net realized and unrealized gains (losses) from
     investments............................................             1.53
                                                                       ------
     Total from Investment Activities.......................             1.53
                                                                       ------
Distributions:
     Total Distributions....................................               --
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $13.60
                                                                       ======
Total Return (Excludes Sales Charge)........................            12.68%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................           $   19
  Ratio of expenses to average net assets...................             1.94%(c)
  Ratio of net investment income to average net assets......            (1.13)%(c)
  Ratio of expenses to average net assets*..................             2.11%(c)
  Ratio of net investment income to average net assets*.....            (1.30)%(c)
  Portfolio turnover (d)....................................            50.90%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          MID CAP GROWTH FUND
                                                         ------------------------------------------------------
                                                                             CLASS I SHARES
                                                         ------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                         ------------------------------------------------------
                                                            1999        1998       1997       1996       1995
                                                         ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $    22.51   $  19.46   $  18.81   $  18.40   $  15.96
                                                         ----------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss).......................         (0.07)     (0.07)      0.25       0.20       0.06
  Net realized and unrealized gains (losses) from
    investments......................................          5.58       5.70       3.59       3.83       2.98
                                                         ----------   --------   --------   --------   --------
    Total from Investment Activities.................          5.51       5.63       3.84       4.03       3.04
                                                         ----------   --------   --------   --------   --------
Distributions:
  Net investment income..............................            --         --      (0.25)     (0.20)     (0.06)
  In excess of net investment income.................            --         --      (0.02)        --         --
  Net realized gains.................................         (2.70)     (2.58)     (2.92)     (3.42)     (0.54)
                                                         ----------   --------   --------   --------   --------
    Total Distributions..............................         (2.70)     (2.58)     (3.19)     (3.62)     (0.60)
                                                         ----------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......................    $    25.32   $  22.51   $  19.46   $  18.81   $  18.40
                                                         ==========   ========   ========   ========   ========
Total Return.........................................         28.39%     31.11%     22.75%     24.63%     19.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..................    $1,164,884   $868,901   $623,911   $532,525   $413,518
  Ratio of expenses to average net assets............          0.99%      1.00%      0.99%      1.00%      0.98%
  Ratio of net investment income to average net
    assets...........................................         (0.35)%    (0.36)%     1.32%      1.15%      0.38%
  Ratio of expenses to average net assets*...........          0.99%      1.00%      0.99%      1.01%      0.98%
  Ratio of net investment income to average net
    assets*..........................................         (0.35)%    (0.36)%     1.32%      1.14%      0.38%
  Portfolio turnover (a).............................        141.46%    158.43%    301.35%    435.30%    132.63%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            MID CAP GROWTH FUND
                                                              ------------------------------------------------
                                                                               CLASS A SHARES
                                                              ------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                              ------------------------------------------------
                                                                1999      1998      1997      1996      1995
                                                              --------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $  22.36   $ 19.37   $ 18.76   $ 18.36   $ 15.93
                                                              --------   -------   -------   -------   -------
Investment Activities:
  Net investment income (loss)............................       (0.10)    (0.08)     0.21      0.17      0.02
  Net realized and unrealized gains (losses) from
    investments...........................................        5.46      5.65      3.58      3.80      2.98
                                                              --------   -------   -------   -------   -------
    Total from Investment Activities......................        5.36      5.57      3.79      3.97      3.00
                                                              --------   -------   -------   -------   -------
Distributions:
  Net investment income...................................          --        --     (0.24)    (0.15)    (0.01)
  In excess of net investment income......................          --        --     (0.02)       --     (0.02)
  Net realized gains......................................       (2.70)    (2.58)    (2.92)    (3.42)    (0.54)
                                                              --------   -------   -------   -------   -------
    Total Distributions...................................       (2.70)    (2.58)    (3.18)    (3.57)    (0.57)
                                                              --------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD............................    $  25.02   $ 22.36   $ 19.37   $ 18.76   $ 18.36
                                                              ========   =======   =======   =======   =======
Total Return (Excludes Sales Charge)......................       27.87%    30.95%    22.52%    24.32%    19.50%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......................    $159,292   $95,647   $43,370   $28,052   $11,178
  Ratio of expenses to average net assets.................        1.24%     1.25%     1.25%     1.25%     1.23%
  Ratio of net investment income to average net assets....       (0.60)%   (0.60)%    0.92%     0.90%     0.12%
  Ratio of expenses to average net assets*................        1.34%     1.35%     1.34%     1.36%     1.33%
  Ratio of net investment income to average net assets*...       (0.70)%   (0.70)%    0.83%     0.79%     0.02%
  Portfolio turnover (a)..................................      141.46%   158.43%   301.35%   435.30%   132.63%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             MID CAP GROWTH FUND
                                                               -----------------------------------------------
                                                                               CLASS B SHARES
                                                               -----------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                                               -----------------------------------------------
                                                                 1999      1998      1997      1996      1995
                                                               --------   -------   -------   -------   ------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $  21.44   $ 18.82   $ 18.43   $ 18.14   $15.85
                                                               --------   -------   -------   -------   ------
Investment Activities:
  Net investment income (loss).............................       (0.18)    (0.15)     0.11      0.09    (0.07)
  Net realized and unrealized gains (losses) from
    investments............................................        5.11      5.35      3.44      3.69     2.90
                                                               --------   -------   -------   -------   ------
    Total from Investment Activities.......................        4.93      5.20      3.55      3.78     2.83
                                                               --------   -------   -------   -------   ------
Distributions:
  Net investment income....................................          --        --     (0.22)    (0.07)      --
  In excess of net investment income.......................          --        --     (0.02)       --       --
  Net realized gains.......................................       (2.70)    (2.58)    (2.92)    (3.42)   (0.54)
                                                               --------   -------   -------   -------   ------
    Total Distributions....................................       (2.70)    (2.58)    (3.16)    (3.49)   (0.54)
                                                               --------   -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD.............................    $  23.67   $ 21.44   $ 18.82   $ 18.43   $18.14
                                                               ========   =======   =======   =======   ======
Total Return (Excludes Sales Charge).......................       26.96%    29.79%    21.73%    23.53%   18.47%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........................    $147,600   $90,930   $37,409   $12,910   $2,787
  Ratio of expenses to average net assets..................        1.99%     2.00%     2.00%     2.00%    1.98%
  Ratio of net investment income to average net assets.....       (1.35)%   (1.35)%    0.01%     0.15%   (0.63)%
  Ratio of expenses to average net assets*.................        1.99%     2.00%     2.00%     2.01%    1.98%
  Ratio of net investment income to average net assets*....       (1.35)%   (1.35)%    0.01%     0.14%   (0.63)%
  Portfolio turnover (a)...................................      141.46%   158.43%   301.35%   435.30%  132.63%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  MID CAP GROWTH FUND
                                                                ------------------------
                                                                     CLASS C SHARES
                                                                ------------------------
                                                                  YEAR       NOVEMBER 4,
                                                                 ENDED         1997 TO
                                                                JUNE 30,      JUNE 30,
                                                                  1999        1998 (a)
                                                                --------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 22.42        $ 21.47
                                                                -------        -------
Investment Activities:
  Net investment income (loss)..............................      (0.15)         (0.04)
  Net realized and unrealized gains (losses) from
    investments.............................................       5.47           2.77
                                                                -------        -------
    Total from Investment Activities........................       5.32           2.73
                                                                -------        -------
Distributions:
  Net realized gains........................................      (2.70)         (1.78)
                                                                -------        -------
    Total Distributions.....................................      (2.70)         (1.78)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 25.04        $ 22.42
                                                                =======        =======
Total Return (Excludes Sales Charge)........................      27.57%         14.27%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $16,597        $ 1,088
  Ratio of expenses to average net assets...................       1.99%          2.01%(c)
  Ratio of net investment income to average net assets......      (1.32)%        (1.31)%(c)
  Portfolio turnover (d)....................................     141.46%        158.43%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       MID CAP VALUE FUND
                                                     ------------------------------------------------------
                                                                         CLASS I SHARES
                                                     ------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                     ------------------------------------------------------
                                                        1999        1998       1997       1996       1995
                                                     ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $    16.90   $  15.65   $  14.69   $  13.20   $  11.90
                                                     ----------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss).....................        0.13       0.14       0.22       0.29       0.28
  Net realized and unrealized gains (losses) from
    investments....................................        0.24       3.99       2.57       2.27       1.57
                                                     ----------   --------   --------   --------   --------
    Total from Investment Activities...............        0.37       4.13       2.79       2.56       1.85
                                                     ----------   --------   --------   --------   --------
Distributions:
  Net investment income............................       (0.13)     (0.14)     (0.22)     (0.29)     (0.27)
  Net realized gains...............................       (2.26)     (2.74)     (1.61)     (0.78)     (0.28)
                                                     ----------   --------   --------   --------   --------
    Total Distributions............................       (2.39)     (2.88)     (1.83)     (1.07)     (0.55)
                                                     ----------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.....................  $    14.88   $  16.90   $  15.65   $  14.69   $  13.20
                                                     ==========   ========   ========   ========   ========
Total Return.......................................        3.82%     28.27%     20.56%     20.10%     16.03%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................  $1,057,827   $634,672   $562,302   $522,474   $448,530
  Ratio of expenses to average net assets..........        0.95%      0.96%      0.98%      0.99%      1.00%
  Ratio of net investment income to average net
    assets.........................................        0.94%      0.85%      1.52%      2.04%      2.21%
  Ratio of expenses to average net assets*.........        0.96%      0.96%      0.98%      1.00%      1.10%
  Ratio of net investment income to average net
    assets*........................................        0.93%      0.85%      1.52%      2.03%      2.11%
  Portfolio turnover (a)...........................      115.65%    106.41%     92.66%     90.55%    176.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          MID CAP VALUE FUND
                                                           ------------------------------------------------
                                                                            CLASS A SHARES
                                                           ------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                           ------------------------------------------------
                                                             1999      1998      1997      1996      1995
                                                           --------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  16.93   $ 15.68   $ 14.72   $ 13.22   $ 11.91
                                                           --------   -------   -------   -------   -------
Investment Activities:
  Net investment income (loss)...........................      0.09      0.10      0.19      0.25      0.24
  Net realized and unrealized gains (losses) from
    investments..........................................      0.26      3.99      2.57      2.28      1.59
                                                           --------   -------   -------   -------   -------
    Total from Investment Activities.....................      0.35      4.09      2.76      2.53      1.83
                                                           --------   -------   -------   -------   -------
Distributions:
  Net investment income..................................     (0.09)    (0.10)    (0.19)    (0.25)    (0.24)
  Net realized gains.....................................     (2.26)    (2.74)    (1.61)    (0.78)    (0.26)
  In excess of net realized gains........................        --        --        --        --     (0.02)
                                                           --------   -------   -------   -------   -------
    Total Distributions..................................     (2.35)    (2.84)    (1.80)    (1.03)    (0.52)
                                                           --------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........................  $  14.93   $ 16.93   $ 15.68   $ 14.72   $ 13.22
                                                           ========   =======   =======   =======   =======
Total Return (Excludes Sales Charge).....................      3.70%    27.90%    20.21%    19.80%    15.43%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................  $122,392   $29,443   $23,909   $20,838   $13,560
  Ratio of expenses to average net assets................      1.21%     1.21%     1.23%     1.24%     1.26%
  Ratio of net investment income to average net assets...      0.28%     0.60%     1.26%     1.79%     1.99%
  Ratio of expenses to average net assets*...............      1.31%     1.31%     1.31%     1.35%     1.36%
  Ratio of net investment income to average net
    assets*..............................................      0.18%     0.50%     1.18%     1.68%     1.89%
  Portfolio turnover (a).................................    115.65%   106.41%    92.66%    90.55%   176.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          MID CAP VALUE FUND
                                                            -----------------------------------------------
                                                                            CLASS B SHARES
                                                            -----------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                            -----------------------------------------------
                                                             1999      1998      1997      1996      1995
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $ 16.85   $ 15.64   $ 14.69   $ 13.19   $ 11.90
                                                            -------   -------   -------   -------   -------
Investment Activities:
  Net investment income (loss)............................       --     (0.02)     0.08      0.15      0.15
  Net realized and unrealized gains (losses) from
    investments...........................................     0.22      3.98      2.55      2.27      1.58
                                                            -------   -------   -------   -------   -------
    Total from Investment Activities......................     0.22      3.96      2.63      2.42      1.73
                                                            -------   -------   -------   -------   -------
Distributions:
  Net investment income...................................    (0.01)    (0.01)    (0.07)    (0.14)    (0.15)
  In excess of net investment income......................       --        --        --        --     (0.01)
  Net realized gains......................................    (2.26)    (2.74)    (1.61)    (0.78)    (0.28)
                                                            -------   -------   -------   -------   -------
    Total Distributions...................................    (2.27)    (2.75)    (1.68)    (0.92)    (0.44)
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD............................  $ 14.80   $ 16.85   $ 15.64   $ 14.69   $ 13.19
                                                            =======   =======   =======   =======   =======
Total Return (Excludes Sales Charge)......................     2.76%    26.97%    19.19%    18.93%    14.92%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......................  $41,380   $30,094   $20,499   $16,305   $11,222
  Ratio of expenses to average net assets.................     1.95%     1.96%     1.98%     1.99%     2.00%
  Ratio of net investment income to average net assets....    (0.25)%   (0.15)%    0.51%     1.04%     1.26%
  Ratio of expenses to average net assets*................     1.96%     1.96%     1.98%     2.00%     2.01%
  Ratio of net investment income to average net assets*...    (0.26)%   (0.15)%    0.51%     1.03%     1.25%
  Portfolio turnover (a)..................................   115.65%   106.41%    92.66%    90.55%   176.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND
                                                              ------------------
                                                                CLASS C SHARES
                                                              ------------------
                                                                  MARCH 22,
                                                                   1999 TO
                                                                   JUNE 30,
                                                                   1999 (a)
                                                              ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $13.34
                                                                    ------
Investment Activities:
  Net realized and unrealized gains (losses) from
     investments............................................          1.46
                                                                    ------
     Total from Investment Activities.......................          1.46
                                                                    ------
Distributions:
     Total Distributions....................................            --
                                                                    ------
NET ASSET VALUE, END OF PERIOD..............................        $14.80
                                                                    ======
Total Return (Excludes Sales Charge)........................         10.98%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................        $   48
  Ratio of expenses to average net assets...................          1.95%(c)
  Ratio of net investment income to average net assets......         (0.44)%(c)
  Ratio of expenses to average net assets*..................          1.96%(c)
  Ratio of net investment income to average net assets*.....         (0.45)%(c)
  Portfolio turnover (d)....................................        115.65%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED MID CAP FUND
                                            --------------------------------------------------------------------
                                                                       CLASS I SHARES
                                            --------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30,      ----------------------------------------------------
                                                1999          1998       1997       1996       1995       1994
                                            ------------    --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  20.46      $  20.93   $  17.61   $  15.15   $  13.34   $  14.49
                                              --------      --------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss)............       (0.01)        (0.01)      0.01       0.04       0.06       0.07
  Net realized and unrealized gains
    (losses) from investments.............        1.70          0.93       4.88       3.74       2.57      (0.54)
                                              --------      --------   --------   --------   --------   --------
    Total from Investment Activities......        1.69          0.92       4.89       3.78       2.63      (0.47)
                                              --------      --------   --------   --------   --------   --------
Distributions:
  Net investment income...................          --            --      (0.01)     (0.04)     (0.06)     (0.07)
  Net realized gains......................       (0.05)        (1.39)     (1.56)     (1.28)     (0.76)     (0.49)
  In excess of net realized gains.........          --            --         --         --         --      (0.02)
  Return of Capital.......................          --            --         --         --         --      (0.10)
                                              --------      --------   --------   --------   --------   --------
    Total Distributions...................       (0.05)        (1.39)     (1.57)     (1.32)     (0.82)     (0.68)
                                              --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD............    $  22.10      $  20.46   $  20.93   $  17.61   $  15.15   $  13.34
                                              ========      ========   ========   ========   ========   ========
Total Return..............................        8.32%(a)      4.61%     27.91%     25.03%     19.88%     (3.27)%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......    $987,059      $987,256   $803,670   $677,608   $579,094   $460,673
  Ratio of expenses to average net
    assets................................        0.90%(b)      0.90%      0.84%      0.81%      0.89%      0.90%
  Ratio of net investment income to
    average net assets....................       (0.09)%(b)    (0.08)%     0.05%      0.24%      0.37%      0.53%
  Ratio of expenses to average net
    assets*...............................        0.97%(b)      0.90%      0.84%      0.81%      0.89%      0.90%
  Ratio of net investment income to
    average net assets*...................       (0.16)%(b)    (0.08)%     0.05%      0.24%      0.37%      0.53%
  Portfolio turnover (c)..................       23.53%        26.89%     37.54%(d)    34.87%    53.55%    37.51%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               DIVERSIFIED MID CAP FUND
                                           -----------------------------------------------------------------
                                                                    CLASS A SHARES
                                           -----------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                     YEAR ENDED DECEMBER 31,
                                             JUNE 30,      -------------------------------------------------
                                               1999          1998       1997      1996      1995      1994
                                           ------------    --------   --------   -------   -------   -------
NET ASSET VALUE BEGINNING OF PERIOD......    $  20.35      $  20.89   $  17.61   $ 15.15   $ 13.34   $ 14.49
                                             --------      --------   --------   -------   -------   -------
Investment Activities:
  Net investment income (loss)...........       (0.04)        (0.07)     (0.03)     0.02      0.06      0.07
  Net realized and unrealized gains
    (losses) from investments............        1.70          0.92       4.87      3.74      2.57     (0.54)
                                             --------      --------   --------   -------   -------   -------
    Total from Investment Activities.....        1.66          0.85       4.84      3.76      2.63     (0.47)
                                             --------      --------   --------   -------   -------   -------
Distributions:
  Net investment income..................          --            --         --     (0.02)    (0.06)    (0.07)
  Net realized gains.....................       (0.05)        (1.39)     (1.56)    (1.28)    (0.76)    (0.49)
  In excess of net realized gains........          --            --         --        --        --     (0.02)
  Return of Capital......................          --            --         --        --        --     (0.10)
                                             --------      --------   --------   -------   -------   -------
    Total Distributions..................       (0.05)        (1.39)     (1.56)    (1.30)    (0.82)    (0.68)
                                             --------      --------   --------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........    $  21.96      $  20.35   $  20.89   $ 17.61   $ 15.15   $ 13.34
                                             ========      ========   ========   =======   =======   =======
Total Return (Excludes Sales Charge).....        8.21%(a)      4.30%     27.56%    24.91%    19.88%    (3.27)%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......    $242,528      $278,279   $234,020   $91,516   $71,858   $64,326
  Ratio of expenses to average net
    assets...............................        1.10%(b)      1.15%      1.09%     0.93%     0.89%     0.90%
  Ratio of net investment income to
    average net assets...................       (0.30)%(b)    (0.33)%    (0.20)%    0.12%     0.37%     0.53%
  Ratio of expenses to average net
    assets*..............................        1.22%(b)      1.15%      1.09%     0.93%     0.89%     0.90%
  Ratio of net investment income to
    average net assets*..................       (0.42)%(b)    (0.33)%    (0.20)%    0.12%     0.37%     0.53%
  Portfolio turnover (c).................       23.53%        26.89%     37.54%(d)   34.87%   53.55%   37.51%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       DIVERSIFIED MID CAP FUND
                                                           ------------------------------------------------
                                                                            CLASS B SHARES
                                                           ------------------------------------------------
                                                           SIX MONTHS        YEAR ENDED      SEPTEMBER 23,
                                                              ENDED         DECEMBER 31,        1996 TO
                                                            JUNE 30,      ----------------    DECEMBER 31,
                                                              1999         1998      1997       1996 (a)
                                                           -----------    ------    ------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................      $ 9.55       $10.58    $ 9.57       $10.00
                                                             ------       ------    ------       ------
Investment Activities:
  Net investment income (loss).........................       (0.07)       (0.09)    (0.03)          --
  Net realized and unrealized gains (losses) from
    investments........................................        0.80         0.45      2.60         0.79
                                                             ------       ------    ------       ------
    Total from Investment Activities...................        0.73         0.36      2.57         0.79
                                                             ------       ------    ------       ------
  Distributions:
  Net investment income................................          --           --        --        (0.01)
  Net realized gains...................................       (0.05)       (1.39)    (1.56)       (1.21)
                                                             ------       ------    ------       ------
    Total Distributions................................       (0.05)       (1.39)    (1.56)       (1.22)
                                                             ------       ------    ------       ------
NET ASSET VALUE, END OF PERIOD.........................      $10.23       $ 9.55    $10.58       $ 9.57
                                                             ======       ======    ======       ======
Total Return (Excludes Sales Charge)...................        7.76%(b)     3.79%    27.10%        7.94%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....................      $6,283       $7,108    $3,965       $  154
  Ratio of expenses to average net assets..............        1.88%(c)     1.90%     1.84%        1.81%(c)
  Ratio of net investment income to average net
    assets.............................................       (1.08)%(c)   (1.08)%   (0.95)%          (0.59)%(c)
  Ratio of expenses to average net assets*.............        1.95%(c)     1.90%     1.84%        1.81%(c)
  Ratio of net investment income to average net
    assets*............................................       (1.15)%(c)   (1.08)%   (0.95)%          (0.59)%(c)
  Portfolio turnover (d)...............................       23.53%       26.89%    37.54%(e)      34.87%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                DIVERSIFIED MID CAP FUND
                                                                ------------------------
                                                                     CLASS C SHARES
                                                                ------------------------
                                                                       MARCH 22,
                                                                        1999 TO
                                                                        JUNE 30,
                                                                        1999 (a)
                                                                ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................             $ 8.93
                                                                         ------
Investment Activities:
  Net realized and unrealized gains (losses) from
    investments.............................................               1.30
                                                                         ------
    Total from Investment Activities........................               1.30
                                                                         ------
Distributions:
                                                                         ------
    Total Distributions.....................................                 --
                                                                         ------
NET ASSET VALUE, END OF PERIOD..............................             $10.23
                                                                         ======
Total Return (Excludes Sales Charge)........................               14.56%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................             $   15
  Ratio of expenses to average net assets...................               1.88%(c)
  Ratio of net investment income to average net assets......              (1.20)%(c)
  Ratio of expenses to average net assets*..................               1.99%(c)
  Ratio of net investment income to average net assets*.....              (1.31)%(c)
  Portfolio turnover (d)....................................              23.53%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             LARGE CAP GROWTH FUND
                                         --------------------------------------------------------------
                                                                 CLASS I SHARES
                                         --------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                                         --------------------------------------------------------------
                                            1999          1998          1997         1996        1995
                                         ----------    ----------    ----------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...  $    22.71    $    19.44    $    15.44    $  13.47    $  11.32
                                         ----------    ----------    ----------    --------    --------
Investment Activities:
  Net investment income (loss).........          --          0.04          0.12        0.18        0.20
  Net realized and unrealized gains
     (losses) from investments.........        5.80          6.13          4.79        2.14        3.04
                                         ----------    ----------    ----------    --------    --------
     Total from Investment
       Activities......................        5.80          6.17          4.91        2.32        3.24
                                         ----------    ----------    ----------    --------    --------
Distributions:
  Net investment income................          --         (0.02)        (0.11)      (0.18)      (0.20)
  Net realized gains...................       (2.36)        (2.88)        (0.80)      (0.17)      (0.89)
                                         ----------    ----------    ----------    --------    --------
     Total Distributions...............       (2.36)        (2.90)        (0.91)      (0.35)      (1.09)
                                         ----------    ----------    ----------    --------    --------
NET ASSET VALUE, END OF PERIOD.........  $    26.15    $    22.71    $    19.44    $  15.44    $  13.47
                                         ==========    ==========    ==========    ========    ========
Total Return...........................       28.78%        35.75%        33.11%      17.36%      21.85%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....  $3,052,729    $1,510,521    $1,142,864    $745,986    $531,595
  Ratio of expenses to average net
     assets............................        0.96%         0.99%         0.99%       0.96%       1.00%
  Ratio of net investment income to
     average net assets................        0.07%         0.21%         0.69%       1.20%       1.72%
  Ratio of expenses to average net
     assets*...........................        0.96%         0.99%         0.99%       0.99%       1.00%
  Ratio of net investment income to
     average net assets*...............        0.07%         0.21%         0.69%       1.17%       1.72%
  Portfolio turnover (a)...............       86.34%       117.34%        57.17%      35.51%      14.22%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               LARGE CAP GROWTH FUND
                                               ------------------------------------------------------
                                                                   CLASS A SHARES
                                               ------------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                                               ------------------------------------------------------
                                                 1999        1998        1997       1996       1995
                                               --------    --------    --------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  23.32    $  19.92    $  15.83    $ 13.83    $ 11.62
                                               --------    --------    --------    -------    -------
Investment Activities:
  Net investment income (loss)...............     (0.07)      (0.01)       0.08       0.14       0.17
  Net realized and unrealized gains (losses)
     from investments........................      5.97        6.30        4.88       2.17       3.10
                                               --------    --------    --------    -------    -------
     Total from Investment Activities........      5.90        6.29        4.96       2.31       3.27
                                               --------    --------    --------    -------    -------
Distributions:
  Net investment income......................        --          --       (0.07)     (0.14)     (0.16)
  In excess of net investment income.........        --       (0.01)         --         --      (0.01)
  Net realized gains.........................     (2.36)      (2.88)      (0.80)     (0.17)     (0.89)
                                               --------    --------    --------    -------    -------
     Total Distributions.....................     (2.36)      (2.89)      (0.87)     (0.31)     (1.06)
                                               --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD...............  $  26.86    $  23.32    $  19.92    $ 15.83    $ 13.83
                                               ========    ========    ========    =======    =======
Total Return (Excludes Sales Charge).........     28.43%      35.43%      32.57%     16.85%     21.52%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........  $447,209    $199,052    $125,910    $75,114    $27,428
  Ratio of expenses to average net assets....      1.21%       1.24%       1.24%      1.21%      1.26%
  Ratio of net investment income to average
     net assets..............................     (0.43)%     (0.04)%      0.44%      0.95%      1.49%
  Ratio of expenses to average net assets*...      1.31%       1.34%       1.32%      1.34%      1.36%
  Ratio of net investment income to average
     net assets*.............................     (0.53)%     (0.14)%      0.36%      0.82%      1.39%
  Portfolio turnover (a).....................     86.34%     117.34%      57.17%     35.51%     14.22%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE CAP GROWTH FUND
                                                      -----------------------------------------------------
                                                                         CLASS B SHARES
                                                      -----------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                      -----------------------------------------------------
                                                        1999        1998        1997       1996       1995
                                                      --------    --------    --------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD................  $  22.73    $  19.61    $  15.63    $ 13.63    $11.47
                                                      --------    --------    --------    -------    ------
Investment Activities:
  Net investment income (loss)......................     (0.09)      (0.10)      (0.04)      0.05      0.09
  Net realized and unrealized gains (losses) from
    investments.....................................      5.64        6.10        4.82       2.17      3.06
                                                      --------    --------    --------    -------    ------
    Total from Investment Activities................      5.55        6.00        4.78       2.22      3.15
                                                      --------    --------    --------    -------    ------
Distributions:
  Net investment income.............................        --          --          --      (0.05)    (0.09)
  In excess of net investment income................        --          --          --         --     (0.01)
  Net realized gains................................     (2.36)      (2.88)      (0.80)     (0.17)    (0.89)
                                                      --------    --------    --------    -------    ------
    Total Distributions.............................     (2.36)      (2.88)      (0.80)     (0.22)    (0.99)
                                                      --------    --------    --------    -------    ------
NET ASSET VALUE, END OF PERIOD......................  $  25.92    $  22.73    $  19.61    $ 15.63    $13.63
                                                      ========    ========    ========    =======    ======
Total Return (Excludes Sales Charge)................     27.54%      34.39%      31.74%     16.41%    20.65%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).................  $617,672    $280,563    $132,268    $56,261    $6,918
  Ratio of expenses to average net assets...........      1.96%       1.99%       2.00%      1.96%     2.01%
  Ratio of net investment income to average net
    assets..........................................     (0.98)%     (0.80)%     (0.33)%     0.20%     0.74%
  Ratio of expenses to average net assets*..........      1.96%       1.99%       2.00%      1.99%     2.01%
  Ratio of net investment income to average net
    assets*.........................................     (0.98)%     (0.80)%     (0.33)%     0.17%     0.74%
  Portfolio turnover (a)............................     86.34%     117.34%      57.17%     35.51%    14.22%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  LARGE CAP GROWTH FUND
                                                                --------------------------
                                                                      CLASS C SHARES
                                                                --------------------------
                                                                    YEAR       NOVEMBER 4,
                                                                   ENDED         1997 TO
                                                                  JUNE 30,      JUNE 30,
                                                                    1999        1998 (a)
                                                                ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $22.57        $ 18.98
                                                                   ------        -------
Investment Activities:
  Net investment income (loss)..............................        (0.04)         (0.06)
  Net realized and unrealized gains (losses) from
     investments............................................         5.54           4.99
                                                                   ------        -------
     Total from Investment Activities.......................         5.50           4.93
                                                                   ------        -------
Distributions:
  Net realized gains........................................        (2.36)         (1.34)
                                                                   ------        -------
     Total Distributions....................................        (2.36)         (1.34)
                                                                   ------        -------
NET ASSET VALUE, END OF PERIOD..............................       $25.71        $ 22.57
                                                                   ======        =======
Total Return (Excludes Sales Charge)........................        27.52%         27.63%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................       $8,328        $   492
  Ratio of expenses to average net assets...................         1.95%          1.98%(c)
  Ratio of net investment income to average net assets......        (0.94)%          (0.87)%(c)
  Portfolio turnover (d)....................................        86.34%        117.34%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      LARGE CAP VALUE FUND
                                                     ------------------------------------------------------
                                                                         CLASS I SHARES
                                                     ------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                     ------------------------------------------------------
                                                        1999        1998       1997       1996       1995
                                                     ----------   --------   --------   --------   --------
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................  $    16.70   $  14.79   $  12.83   $  12.87   $  11.34
                                                     ----------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss).....................        0.18       0.21       0.27       0.31       0.31
  Net realized and unrealized gains (losses) from
    investments....................................        2.44       2.84       3.01       1.20       2.18
                                                     ----------   --------   --------   --------   --------
    Total from Investment Activities...............        2.62       3.05       3.28       1.51       2.49
                                                     ----------   --------   --------   --------   --------
Distributions:
  Net investment income............................       (0.18)     (0.21)     (0.26)     (0.31)     (0.32)
  Net realized gains...............................       (1.05)     (0.93)     (1.06)     (1.24)     (0.64)
                                                     ----------   --------   --------   --------   --------
    Total Distributions............................       (1.23)     (1.14)     (1.32)     (1.55)     (0.96)
                                                     ----------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD....................................  $    18.09   $  16.70   $  14.79   $  12.83   $  12.87
                                                     ==========   ========   ========   ========   ========
Total Return.......................................       17.26%     21.46%     27.10%     12.71%     23.42%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................  $1,095,686   $792,649   $686,156   $584,527   $365,376
  Ratio of expenses to average net assets..........        0.95%      0.95%      0.97%      0.97%      1.00%
  Ratio of net investment income to average net
    assets.........................................        1.15%      1.34%      1.99%      2.43%      2.74%
  Ratio of expenses to average net assets*.........        0.95%      0.95%      0.97%      0.98%      1.01%
  Ratio of net investment income to average net
    assets*........................................        1.15%      1.34%      1.99%      2.42%      2.73%
  Portfolio turnover (a)...........................       40.69%     47.35%     77.05%    186.84%    203.13%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          LARGE CAP VALUE FUND
                                                              ---------------------------------------------
                                                                             CLASS A SHARES
                                                              ---------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                              ---------------------------------------------
                                                               1999      1998      1997      1996     1995
                                                              -------   -------   -------   ------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 16.77   $ 14.85   $ 12.87   $12.89   $11.34
                                                              -------   -------   -------   ------   ------
Investment Activities:
  Net investment income (loss)..............................     0.14      0.18      0.23     0.27     0.28
  Net realized and unrealized gains (losses) from
    investments.............................................     2.52      2.84      3.04     1.22     2.20
                                                              -------   -------   -------   ------   ------
    Total from Investment Activities........................     2.66      3.02      3.27     1.49     2.48
                                                              -------   -------   -------   ------   ------
Distributions:
  Net investment income.....................................    (0.14)    (0.17)    (0.23)   (0.27)   (0.27)
  In excess of net investment income........................       --        --        --       --    (0.02)
  Net realized gains........................................    (1.05)    (0.93)    (1.06)   (1.24)   (0.64)
                                                              -------   -------   -------   ------   ------
    Total Distributions.....................................    (1.19)    (1.10)    (1.29)   (1.51)   (0.93)
                                                              -------   -------   -------   ------   ------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 18.24   $ 16.77   $ 14.85   $12.87   $12.89
                                                              =======   =======   =======   ======   ======
Total Return (Excludes Sales Charge)........................    17.39%    21.14%    26.90%   12.40%   22.64%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................  $28,448   $15,699   $14,832   $9,380   $3,481
  Ratio of expenses to average net assets...................     1.20%     1.20%     1.22%    1.22%    1.25%
  Ratio of net investment income to average net assets......     0.90%     1.10%     1.72%    2.18%    2.52%
  Ratio of expenses to average net assets*..................     1.30%     1.30%     1.31%    1.33%    1.37%
  Ratio of net investment income to average net assets*.....     0.80%     1.00%     1.63%    2.07%    2.41%
  Portfolio turnover (a)....................................    40.69%    47.35%    77.05%  186.84%  203.13%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          LARGE CAP VALUE FUND
                                                              --------------------------------------------
                                                                             CLASS B SHARES
                                                              --------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                              --------------------------------------------
                                                               1999      1998      1997     1996     1995
                                                              -------   -------   ------   ------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 16.84   $ 14.95   $12.98   $12.96   $11.41
                                                              -------   -------   ------   ------   ------
Investment Activities:
  Net investment income (loss)..............................     0.03      0.07     0.14     0.18     0.17
  Net realized and unrealized gains (losses) from
    investments.............................................     2.48      2.84     3.04     1.26     2.19
                                                              -------   -------   ------   ------   ------
    Total from Investment Activities........................     2.51      2.91     3.18     1.44     2.36
                                                              -------   -------   ------   ------   ------
Distributions:
  Net investment income.....................................    (0.05)    (0.09)   (0.15)   (0.18)   (0.17)
  Net realized gains........................................    (1.05)    (0.93)   (1.06)   (1.24)   (0.64)
                                                              -------   -------   ------   ------   ------
    Total Distributions.....................................    (1.10)    (1.02)   (1.21)   (1.42)   (0.81)
                                                              -------   -------   ------   ------   ------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 18.25   $ 16.84   $14.95   $12.98   $12.96
                                                              =======   =======   ======   ======   ======
Total Return (Excludes Sales Charge)........................    16.30%    20.18%   25.86%   11.95%   22.28%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................  $24,877   $17,154   $9,288   $4,135   $  861
  Ratio of expenses to average net assets...................     1.95%     1.95%    1.97%    1.97%    2.00%
  Ratio of net investment income to average net assets......     0.15%     0.33%    0.96%    1.43%    1.74%
  Ratio of expenses to average net assets*..................     1.95%     1.95%    1.97%    1.98%    2.01%
  Ratio of net investment income to average net assets*.....     0.15%     0.33%    0.96%    1.42%    1.72%
  Portfolio turnover (a)....................................    40.69%    47.35%   77.05%  186.84%  203.13%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               LARGE CAP VALUE FUND
                                                               --------------------
                                                                  CLASS C SHARES
                                                               --------------------
                                                                    MARCH 22,
                                                                     1999 TO
                                                                     JUNE 30,
                                                                     1999(a)
                                                               --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................          $16.96
                                                                      ------
Investment Activities:
  Net investment income (loss)..............................            0.03
  Net realized and unrealized gains (losses) from
    investments.............................................            1.28
                                                                      ------
    Total from Investment Activities........................            1.31
                                                                      ------
Distributions:
  Net investment income.....................................           (0.03)
                                                                      ------
    Total Distributions.....................................           (0.03)
                                                                      ------
NET ASSET VALUE,
  END OF PERIOD.............................................          $18.24
                                                                      ======
Total Return (Excludes Sales Charge)........................            7.74%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................          $  135
  Ratio of expenses to average net assets...................            1.95%(c)
  Ratio of net investment income to average net assets......            0.34%(c)
  Portfolio turnover (d)....................................           40.69%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         EQUITY INCOME FUND
                                                       ------------------------------------------------------
                                                                           CLASS I SHARES
                                                       ------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                       ------------------------------------------------------
                                                          1999        1998       1997       1996       1995
                                                       ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...............    $    24.07   $  21.93   $  17.65   $  15.13   $  13.22
                                                       ----------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss).....................          0.31       0.32       0.36       0.40       0.40
  Net realized and unrealized gains (losses) from
    investments....................................          2.11       4.36       4.89       3.22       2.28
                                                       ----------   --------   --------   --------   --------
    Total from Investment Activities...............          2.42       4.68       5.25       3.62       2.68
                                                       ----------   --------   --------   --------   --------
Distributions:
  Net investment income............................         (0.31)     (0.31)     (0.36)     (0.40)    (0.40)
  Net realized gains...............................         (1.68)     (2.23)     (0.61)     (0.70)    (0.37)
                                                       ----------   --------   --------   --------   --------
    Total Distributions............................         (1.99)     (2.54)     (0.97)     (1.10)    (0.77)
                                                       ----------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.....................    $    24.50   $  24.07   $  21.93   $  17.65   $  15.13
                                                       ==========   ========   ========   ========   ========
Total Return.......................................         11.29%     23.18%     30.90%     24.53%     21.04%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................    $1,120,181   $691,878   $649,007   $321,827   $170,919
  Ratio of expenses to average net assets..........          0.91%      1.00%      1.00%      0.98%      1.01%
  Ratio of net investment income to average net
    assets.........................................          1.40%      1.39%      1.91%      2.44%      2.85%
  Ratio of expenses to average net assets*.........          0.98%      1.00%      1.00%      1.01%      1.01%
  Ratio of net investment income to average net
    assets*........................................          1.33%      1.39%      1.91%      2.41%      2.85%
  Portfolio turnover (a)...........................         16.22%     14.64%     28.18%     14.92%      4.03%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           EQUITY INCOME FUND
                                                            -------------------------------------------------
                                                                             CLASS A SHARES
                                                            -------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                            -------------------------------------------------
                                                              1999       1998      1997      1996      1995
                                                            --------   --------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $  24.04   $  21.90   $ 17.64   $ 15.11   $ 13.20
                                                            --------   --------   -------   -------   -------

Investment Activities:
  Net investment income (loss)..........................        0.27       0.25      0.31      0.38      0.03
  Net realized and unrealized gains (losses) from
    investments.........................................        2.08       4.37      4.87      3.20      2.29
                                                            --------   --------   -------   -------   -------
    Total from Investment Activities....................        2.35       4.62      5.18      3.58      2.32
                                                            --------   --------   -------   -------   -------
Distributions:
  Net investment income.................................       (0.26)     (0.25)    (0.31)    (0.35)    (0.03)
  In excess of net investment income....................          --         --        --        --     (0.01)
  Net realized gains....................................       (1.68)     (2.23)    (0.61)    (0.70)    (0.37)
                                                            --------   --------   -------   -------   -------
    Total Distributions                                        (1.94)     (2.48)    (0.92)    (1.05)    (0.41)
                                                            --------   --------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..........................    $  24.45   $  24.04   $ 21.90   $ 17.64   $ 15.11
                                                            ========   ========   =======   =======   =======
Total Return (Excludes Sales Charge)....................       10.94%     22.91%    30.39%    24.23%    20.79%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....................    $135,420   $117,682   $78,976   $44,284   $13,793
  Ratio of expenses to average net assets...............        1.18%      1.25%     1.25%     1.23%     1.26%
  Ratio of net investment income to average net
    assets..............................................        1.17%      1.15%     1.65%     2.19%     2.61%
  Ratio of expenses to average net assets*..............        1.34%      1.35%     1.34%     1.36%     1.36%
  Ratio of net investment income to average net
    assets*.............................................        1.01%      1.05%     1.56%     2.06%     2.51%
  Portfolio turnover (a)................................       16.22%     14.64%    28.18%    14.92%     4.03%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            EQUITY INCOME FUND
                                                             ------------------------------------------------
                                                                              CLASS B SHARES
                                                             ------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                             ------------------------------------------------
                                                               1999       1998      1997      1996      1995
                                                             --------   --------   -------   -------   ------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  24.08   $  21.95   $ 17.68   $ 15.14   $13.23
                                                             --------   --------   -------   -------   ------
Investment Activities:
  Net investment income (loss)...........................        0.09       0.26      0.17      0.24     0.26
  Net realized and unrealized gains (losses) from
    investments..........................................        2.10       4.36      4.89      3.23     2.29
                                                             --------   --------   -------   -------   ------
    Total from Investment Activities.....................        2.19       4.62      5.06      3.47     2.55
                                                             --------   --------   -------   -------   ------
Distributions:
  Net investment income..................................       (0.09)     (0.26)    (0.18)    (0.23)   (0.25)
  In excess of net investment income.....................          --         --        --        --    (0.02)
  Net realized gains.....................................       (1.68)     (2.23)    (0.61)    (0.70)   (0.37)
                                                             --------   --------   -------   -------   ------
    Total Distributions..................................       (1.77)     (2.49)    (0.79)    (0.93)   (0.64)
                                                             --------   --------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD...........................    $  24.50   $  24.08   $ 21.95   $ 17.68   $15.14
                                                             ========   ========   =======   =======   ======
Total Return (Excludes Sales Charge).....................       10.18%     21.97%    29.48%    23.41%   19.91%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................    $197,016   $165,813   $79,518   $29,169   $3,468
  Ratio of expenses to average net assets................        1.93%      1.99%     2.00%     1.98%    2.01%
  Ratio of net investment income to average net assets...        0.40%      0.39%     0.89%     1.44%    1.88%
  Ratio of expenses to average net assets*...............        1.99%      1.99%     2.00%     2.01%    2.02%
  Ratio of net investment income to average net
    assets*..............................................        0.34%      0.39%     0.89%     1.41%    1.87%
  Portfolio turnover (a).................................       16.22%     14.64%    28.18%    14.92%    4.03%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 EQUITY INCOME FUND
                                                               ----------------------
                                                                   CLASS C SHARES
                                                               ----------------------
                                                                 YEAR     NOVEMBER 4,
                                                                ENDED       1997 TO
                                                               JUNE 30,    JUNE 30,
                                                                 1999      1998 (a)
                                                               --------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $24.08      $21.40
                                                                ------      ------
Investment Activities:
  Net investment income (loss)..............................      0.10        0.06
  Net realized and unrealized gains (losses) from
     investments............................................      2.11        3.39
                                                                ------      ------
     Total from Investment Activities.......................      2.21        3.45
                                                                ------      ------
Distributions:
  Net investment income.....................................     (0.10)      (0.07)
  Net realized gains........................................     (1.68)      (0.70)
                                                                ------      ------
     Total Distributions....................................     (1.78)      (0.77)
                                                                ------      ------
NET ASSET VALUE, END OF PERIOD..............................    $24.51      $24.08
                                                                ======      ======
Total Return (Excludes Sales Charge)........................     10.24%      16.57%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $  658      $  795
  Ratio of expenses to average net assets...................      1.94%       1.98%(c)
  Ratio of net investment income to average net assets......      0.36%       0.38%(c)
  Ratio of expenses to average net assets*..................      1.99%       1.98%(c)
  Ratio of net investment income to average net assets*.....      0.31%       0.38%(c)
  Portfolio turnover (d)....................................     16.22%      14.64%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       DIVERSIFIED EQUITY FUND
                                                             --------------------------------------------
                                                                            CLASS I SHARES
                                                             --------------------------------------------
                                                                                                MARCH 26,
                                                                   YEAR ENDED JUNE 30,           1996 TO
                                                             --------------------------------   JUNE 30,
                                                                1999        1998       1997     1996 (a)
                                                             ----------   --------   --------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $    13.51   $  11.51   $  10.39   $  10.00
                                                             ----------   --------   --------   --------
Investment Activities:
  Net investment income (loss)...........................          0.05       0.08       0.11       0.03
  Net realized and unrealized gains (losses) from
    investments..........................................          2.52       3.36       2.85       0.39
                                                             ----------   --------   --------   --------
    Total from Investment Activities.....................          2.57       3.44       2.96       0.42
                                                             ----------   --------   --------   --------
Distributions:
  Net investment income..................................         (0.05)     (0.08)     (0.11)     (0.03)
  Net realized gains.....................................         (0.84)     (1.36)     (1.73)        --
                                                             ----------   --------   --------   --------
    Total Distributions..................................         (0.89)     (1.44)     (1.84)     (0.03)
                                                             ----------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...........................    $    15.19   $  13.51   $  11.51   $  10.39
                                                             ==========   ========   ========   ========
Total Return.............................................         20.72%     32.26%     31.97%     10.49%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................    $2,089,940   $630,340   $430,837   $191,212
  Ratio of expenses to average net assets................          0.95%      0.98%      0.98%      0.95%(d)
  Ratio of net investment income to average net assets...          0.42%      0.66%      1.06%      1.13%(d)
  Ratio of expenses to average net assets*...............          0.95%      0.98%      1.00%      1.04%(d)
  Ratio of net investment income to average net
    assets*..............................................          0.42%      0.66%      1.04%      1.04%(d)
  Portfolio turnover (e).................................         50.82%     62.37%    113.17%     65.21%

------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of the One Group Mutual Funds.
(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    DIVERSIFIED EQUITY FUND
                                                ----------------------------------------------------------------
                                                                         CLASS A SHARES
                                                ----------------------------------------------------------------
                                                                                SEVEN
                                                                                MONTHS           YEAR ENDED
                                                    YEAR ENDED JUNE 30,         ENDED           NOVEMBER 30,
                                                ----------------------------   JUNE 30,      -------------------
                                                  1999      1998      1997     1996 (a)        1995       1994
                                                --------   -------   -------   --------      --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........    $  13.50   $ 11.50   $ 10.39   $ 11.15       $   9.00   $  10.02
                                                --------   -------   -------   -------       --------   --------
Investment Activities:
  Net investment income (loss)..............        0.02      0.05      0.09      0.94           0.12       0.13
  Net realized and unrealized gains (losses)
    from investments........................        2.51      3.36      2.83      0.08           2.44      (0.56)
                                                --------   -------   -------   -------       --------   --------
    Total from Investment Activities........        2.53      3.41      2.92      1.02           2.56      (0.43)
                                                --------   -------   -------   -------       --------   --------
Distributions:
  Net investment income.....................       (0.03)    (0.05)    (0.08)    (0.94)         (0.12)     (0.14)
  In excess of net investment income........          --        --        --     (0.01)            --         --
  Net realized gains........................       (0.84)    (1.36)    (1.73)    (0.83)         (0.29)     (0.45)
                                                --------   -------   -------   -------       --------   --------
    Total Distributions.....................       (0.87)    (1.41)    (1.81)    (1.78)         (0.41)     (0.59)
                                                --------   -------   -------   -------       --------   --------
NET ASSET VALUE, END OF PERIOD..............    $  15.16   $ 13.50   $ 11.50   $ 10.39       $  11.15   $   9.00
                                                ========   =======   =======   =======       ========   ========
Total Return (Excludes Sales Charge)........       20.36%    31.96%    31.53%    10.40%(b)      29.57%     (4.32)%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........    $340,736   $80,500   $47,306   $35,984       $217,978   $173,198
  Ratio of expenses to average net assets...        1.20%     1.23%     1.23%     0.97%(c)       0.95%      0.96%
  Ratio of net investment income to average
    net assets..............................        0.10%     0.40%     0.83%     0.85%(c)       1.25%      1.34%
  Ratio of expenses to average net
    assets*.................................        1.30%     1.33%     1.34%     1.05%(c)       0.95%      0.96%
  Ratio of net investment income to average
    net assets*.............................        0.00%     0.30%     0.72%     0.77%(c)       1.25%      1.35%
  Portfolio turnover (d)....................       50.82%    62.37%   113.17%    65.21%         77.00%     53.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               DIVERSIFIED EQUITY FUND
                                         --------------------------------------------------------------------
                                                                    CLASS B SHARES
                                         --------------------------------------------------------------------
                                                                        SEVEN
                                                                        MONTHS                   SEPTEMBER 9,
                                             YEAR ENDED JUNE 30,        ENDED      YEAR ENDED      1994 TO
                                         ---------------------------   JUNE 30,   NOVEMBER 30,   NOVEMBER 30,
                                          1999      1998      1997     1996 (a)       1995         1994 (b)
                                         -------   -------   -------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $ 13.40   $ 11.47   $ 10.39    $11.16       $ 9.01         $ 9.85
                                         -------   -------   -------    ------       ------         ------
Investment Activities:
  Net investment income (loss).......      (0.07)    (0.02)     0.01      0.91         0.05           0.02
  Net realized and unrealized gains
    (losses) from investments........       2.48      3.31      2.82      0.07         2.46          (0.84)
                                         -------   -------   -------    ------       ------         ------
    Total from Investment
       Activities....................       2.41      3.29      2.83      0.98         2.51          (0.82)
                                         -------   -------   -------    ------       ------         ------
Distributions:
  Net investment income..............         --        --     (0.02)    (0.91)       (0.07)         (0.02)
  In excess of net investment
    income...........................         --        --        --     (0.01)          --             --
  Net realized gains.................      (0.84)    (1.36)    (1.73)    (0.83)       (0.29)            --
                                         -------   -------   -------    ------       ------         ------
    Total Distributions..............      (0.84)    (1.36)    (1.75)    (1.75)       (0.36)         (0.02)
                                         -------   -------   -------    ------       ------         ------
NET ASSET VALUE, END OF PERIOD.......    $ 14.97   $ 13.40   $ 11.47    $10.39       $11.16         $ 9.01
                                         =======   =======   =======    ======       ======         ======

Total Return (Excludes Sales
  Charge)............................      19.52%    30.89%    30.52%     9.96%(c)     28.74%        (8.31)%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)............................    $52,004   $25,501   $10,517    $4,673       $2,923         $  412
  Ratio of expenses to average net
    assets...........................       1.96%     1.98%     1.98%     1.86%(d)      1.70%         1.71%(d)
  Ratio of net investment income to
    average net assets...............      (0.80)%   (0.35)%    0.07%     0.13%(d)      0.38%         0.76%(d)
  Ratio of expenses to average net
    assets*..........................       1.96%     1.98%     2.00%     1.94%(d)      1.70%         1.71%(d)
  Ratio of net investment income to
    average net assets*..............      (0.80)%   (0.35)%    0.05%     0.05%(d)      0.38%         0.76%(d)
  Portfolio turnover (e).............      50.82%    62.37%   113.17%    65.21%       77.00%         53.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of the One Group, the Paragon Value Growth Fund became the Value Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              DIVERSIFIED EQUITY FUND
                                                              ------------------------
                                                                   CLASS C SHARES
                                                              ------------------------
                                                                YEAR      NOVEMBER 4,
                                                                ENDED       1997 TO
                                                              JUNE 30,      JUNE 30,
                                                                1999        1998 (a)
                                                              ---------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $13.47        $11.76
                                                               ------        ------
  Investment Activities:
  Net investment income (loss)..............................    (0.03)           --
  Net realized and unrealized gains (losses) from
     investments............................................     2.46          2.35
                                                               ------        ------
     Total from Investment Activities.......................     2.43          2.35
                                                               ------        ------
Distributions:
  Net investment income.....................................       --         (0.01)
  Net realized gains........................................    (0.84)        (0.63)
                                                               ------        ------
     Total Distributions....................................    (0.84)        (0.64)
                                                               ------        ------
NET ASSET VALUE, END OF PERIOD..............................   $15.06        $13.47
                                                               ======        ======
Total Return (Excludes Sales Charge)........................    19.57%        20.87%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $8,058        $1,234
  Ratio of expenses to average net assets...................     1.96%         1.99%(c)
  Ratio of net investment income to average net assets......    (0.57)%       (0.43)%(c)
  Portfolio turnover (d)....................................    50.82%        62.37%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 BALANCED FUND
                                                             -----------------------------------------------------
                                                                                CLASS I SHARES
                                                             -----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                             -----------------------------------------------------
                                                               1999        1998       1997       1996       1995
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  13.80    $  12.98    $ 11.71    $ 10.73    $  9.64
                                                             --------    --------    -------    -------    -------
Investment Activities:
  Net investment income (loss)...........................        0.34        0.40       0.43       0.41       0.38
  Net realized and unrealized gains (losses) from
    investments..........................................        1.28        2.24       1.81       1.16       1.12
                                                             --------    --------    -------    -------    -------
    Total from Investment Activities.....................        1.62        2.64       2.24       1.57       1.50
                                                             --------    --------    -------    -------    -------
Distributions:
  Net investment income..................................       (0.34)      (0.39)     (0.43)     (0.41)     (0.37)
  Net realized gains.....................................       (0.95)      (1.43)     (0.54)     (0.18)     (0.04)
                                                             --------    --------    -------    -------    -------
    Total Distributions..................................       (1.29)      (1.82)     (0.97)     (0.59)     (0.41)
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...........................    $  14.13    $  13.80    $ 12.98    $ 11.71    $ 10.73
                                                             ========    ========    =======    =======    =======
Total Return.............................................       12.74%      22.12%     20.16%     14.87%     16.06%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................    $229,008    $105,243    $94,971    $50,323    $37,658
  Ratio of expenses to average net assets................        0.85%       0.85%      0.80%      0.94%      1.06%
  Ratio of net investment income to average net assets...        2.59%       3.03%      3.55%      3.58%      3.72%
  Ratio of expenses to average net assets*...............        0.95%       1.03%      1.00%      1.19%      1.31%
  Ratio of net investment income to average net
    assets*..............................................        2.49%       2.85%      3.35%      3.33%      3.47%
  Portfolio turnover (a).................................       85.81%      46.04%     80.96%     73.38%    115.36%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  BALANCED FUND
                                                               ---------------------------------------------------
                                                                                 CLASS A SHARES
                                                               ---------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                               ---------------------------------------------------
                                                                1999       1998       1997       1996       1995
                                                               -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $ 13.81    $ 13.00    $ 11.72    $ 10.74    $  9.65
                                                               -------    -------    -------    -------    -------
Investment Activities:
  Net investment income (loss).............................       0.31       0.36       0.39       0.37       0.35
  Net realized and unrealized gains (losses) from
    investments............................................       1.28       2.24       1.83       1.16       1.13
                                                               -------    -------    -------    -------    -------
    Total from Investment Activities.......................       1.59       2.60       2.22       1.53       1.48
                                                               -------    -------    -------    -------    -------
Distributions:
  Net investment income....................................      (0.31)     (0.36)     (0.40)     (0.37)     (0.34)
  In excess of net investment income.......................         --         --         --         --      (0.01)
  Net realized gains.......................................      (0.95)     (1.43)     (0.54)     (0.18)     (0.04)
                                                               -------    -------    -------    -------    -------
    Total Distributions....................................      (1.26)     (1.79)     (0.94)     (0.55)     (0.39)
                                                               -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.............................    $ 14.14    $ 13.81    $ 13.00    $ 11.72    $ 10.74
                                                               =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge).......................      12.45%     21.71%     19.85%     14.48%     15.76%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........................    $80,819    $50,456    $31,379    $17,849    $ 4,745
  Ratio of expenses to average net assets..................       1.10%      1.10%      1.05%      1.19%      1.31%
  Ratio of net investment income to average net assets.....       2.33%      2.77%      3.30%      3.33%      3.57%
  Ratio of expenses to average net assets*.................       1.30%      1.38%      1.34%      1.54%      1.66%
  Ratio of net investment income to average net assets*....       2.13%      2.49%      3.01%      2.98%      3.22%
  Portfolio turnover (a)...................................      85.81%     46.04%     80.96%     73.38%    115.36%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 BALANCED FUND
                                                             -----------------------------------------------------
                                                                                CLASS B SHARES
                                                             -----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                             -----------------------------------------------------
                                                               1999        1998       1997       1996       1995
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  13.87    $  13.04    $ 11.76    $ 10.76    $  9.67
                                                             --------    --------    -------    -------    -------
Investment Activities:
  Net investment income (loss)...........................        0.21        0.26       0.30       0.28       0.27
  Net realized and unrealized gains (losses) from
    investments..........................................        1.28        2.26       1.83       1.18       1.14
                                                             --------    --------    -------    -------    -------
    Total from Investment Activities.....................        1.49        2.52       2.13       1.46       1.41
                                                             --------    --------    -------    -------    -------
Distributions:
  Net investment income..................................       (0.21)      (0.26)     (0.31)     (0.28)     (0.27)
  In excess of net investment income.....................          --          --         --         --      (0.01)
  Net realized gains.....................................       (0.95)      (1.43)     (0.54)     (0.18)     (0.04)
                                                             --------    --------    -------    -------    -------
    Total Distributions..................................       (1.16)      (1.69)     (0.85)     (0.46)     (0.32)
                                                             --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...........................    $  14.20    $  13.87    $ 13.04    $ 11.76    $ 10.76
                                                             ========    ========    =======    =======    =======
Total Return (Excludes Sales Charge).....................       11.59%      20.95%     18.90%     13.79%     14.90%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......................    $238,490    $114,957    $43,900    $18,575    $ 3,019
  Ratio of expenses to average net assets................        1.85%       1.85%      1.81%      1.94%      2.07%
  Ratio of net investment income to average net assets...        1.58%       2.01%      2.54%      2.58%      2.77%
  Ratio of expenses to average net assets*...............        1.95%       2.03%      2.01%      2.19%      2.31%
  Ratio of net investment income to average net
    assets*..............................................        1.48%       1.83%      2.34%      2.33%      2.52%
  Portfolio turnover (a).................................       85.81%      46.04%     80.96%     73.38%    115.36%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         EQUITY INDEX FUND
                                                       ------------------------------------------------------
                                                                           CLASS I SHARES
                                                       ------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                       ------------------------------------------------------
                                                          1999        1998       1997       1996       1995
                                                       ----------   --------   --------   --------   --------
NET ASSET VALUE,
  BEGINNING OF PERIOD..............................    $    27.16   $  21.80   $  16.66   $  14.03   $  11.59
                                                       ----------   --------   --------   --------   --------
Investment Activities:
  Net investment income (loss).....................          0.31       0.33       0.35       0.33       0.32
  Net realized and unrealized gains (losses) from
    investments....................................          5.54       5.98       5.27       3.16       2.59
                                                       ----------   --------   --------   --------   --------
    Total from Investment Activities...............          5.85       6.31       5.62       3.49       2.91
                                                       ----------   --------   --------   --------   --------
Distributions:
  Net investment income............................         (0.30)     (0.32)     (0.33)     (0.33)    (0.29)
  In excess of net investment income...............            --         --         --      (0.01)    (0.02)
  Net realized gains...............................         (0.92)     (0.63)     (0.15)     (0.52)    (0.16)
                                                       ----------   --------   --------   --------   --------
    Total Distributions............................         (1.22)     (0.95)     (0.48)     (0.86)    (0.47)
                                                       ----------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD....................................    $    31.79   $  27.16   $  21.80   $  16.66   $  14.03
                                                       ==========   ========   ========   ========   ========
Total Return.......................................         22.50%     29.73%     34.30%     25.47%     25.79%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)................    $1,855,947   $671,422   $480,819   $321,058   $234,895
  Ratio of expenses to average net assets..........          0.35%      0.35%      0.30%      0.30%      0.33%
  Ratio of net investment income to average net
    assets.........................................          1.14%      1.37%      1.87%      2.18%      2.57%
  Ratio of expenses to average net assets*.........          0.57%      0.62%      0.61%      0.59%      0.66%
  Ratio of net investment income to average net
    assets*........................................          0.92%      1.10%      1.56%      1.89%      2.24%
  Portfolio turnover (a)...........................          5.37%      4.32%      5.81%      9.08%      2.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           EQUITY INDEX FUND
                                                            ------------------------------------------------
                                                                             CLASS A SHARES
                                                            ------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                                            ------------------------------------------------
                                                              1999       1998      1997      1996      1995
                                                            --------   --------   -------   -------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................    $  27.15   $  21.81   $ 16.67   $ 14.02   $11.59
                                                            --------   --------   -------   -------   ------
Investment Activities:
  Net investment income (loss)..........................        0.22       0.26      0.29      0.27     0.29
  Net realized and unrealized gains (losses) from
    investments.........................................        5.56       5.97      5.28      3.18     2.58
                                                            --------   --------   -------   -------   ------
    Total from Investment Activities....................        5.78       6.23      5.57      3.45     2.87
                                                            --------   --------   -------   -------   ------
Distributions:
  Net investment income.................................       (0.23)     (0.26)    (0.28)    (0.27)   (0.28)
  In excess of net investment income....................          --         --        --     (0.01)      --
  Net realized gains....................................       (0.92)     (0.63)    (0.15)    (0.52)   (0.16)
                                                            --------   --------   -------   -------   ------
    Total Distributions.................................       (1.15)     (0.89)    (0.43)    (0.80)   (0.44)
                                                            --------   --------   -------   -------   ------
NET ASSET VALUE,
  END OF PERIOD.........................................    $  31.78   $  27.15   $ 21.81   $ 16.67   $14.02
                                                            ========   ========   =======   =======   ======
Total Return (Excludes Sales Charge)....................       22.22%     29.33%    33.94%    25.16%   25.43%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....................    $732,325   $218,518   $98,338   $32,186   $3,003
  Ratio of expenses to average net assets...............        0.60%      0.60%     0.55%     0.55%    0.56%
  Ratio of net investment income to average net
    assets..............................................        0.79%      1.11%     1.59%     1.93%    2.38%
  Ratio of expenses to average net assets*..............        0.92%      0.96%     0.95%     0.94%    1.01%
  Ratio of net investment income to average net
    assets*.............................................        0.47%      0.75%     1.19%     1.54%    1.94%
  Portfolio turnover (a)................................        5.37%      4.32%     5.81%     9.08%    2.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            EQUITY INDEX FUND
                                                            -------------------------------------------------
                                                                             CLASS B SHARES
                                                            -------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                            -------------------------------------------------
                                                              1999       1998       1997      1996      1995
                                                            --------   --------   --------   -------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................    $  27.13   $  21.80   $  16.68   $ 14.05   $11.61
                                                            --------   --------   --------   -------   ------
Investment Activities:
  Net investment income (loss)..........................        0.04       0.10       0.16      0.16     0.18
  Net realized and unrealized gains (losses) from
    investments.........................................        5.53       5.97       5.27      3.16     2.61
                                                            --------   --------   --------   -------   ------
    Total from Investment Activities....................        5.57       6.07       5.43      3.32     2.79
                                                            --------   --------   --------   -------   ------
Distributions:
  Net investment income.................................       (0.06)     (0.11)     (0.16)    (0.16)   (0.19)
  In excess of net investment income....................          --         --         --     (0.01)      --
  Net realized gains....................................       (0.92)     (0.63)     (0.15)    (0.52)   (0.16)
                                                            --------   --------   --------   -------   ------
    Total Distributions.................................       (0.98)     (0.74)     (0.31)    (0.69)   (0.35)
                                                            --------   --------   --------   -------   ------
NET ASSET VALUE,
  END OF PERIOD.........................................    $  31.72   $  27.13   $  21.80   $ 16.68   $14.05
                                                            ========   ========   ========   =======   ======
Total Return (Excludes Sales Charge)....................       21.32%     28.47%     32.93%    24.05%   24.58%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....................    $534,777   $351,624   $168,699   $38,538   $1,408
  Ratio of expenses to average net assets...............        1.35%      1.35%      1.30%     1.30%    1.34%
  Ratio of net investment income to average net
    assets..............................................        0.12%      0.36%      0.83%     1.18%    1.60%
  Ratio of expenses to average net assets*..............        1.57%      1.61%      1.61%     1.59%    1.67%
  Ratio of net investment income to average net
    assets*.............................................       (0.10)%     0.10%      0.52%     0.89%    1.27%
  Portfolio turnover (a)................................        5.37%      4.32%      5.81%     9.08%    2.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 EQUITY INDEX FUND
                                                               ----------------------
                                                                   CLASS C SHARES
                                                               ----------------------
                                                                 YEAR     NOVEMBER 4,
                                                                ENDED       1997 TO
                                                               JUNE 30,    JUNE 30,
                                                                 1999      1998 (a)
                                                               --------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................   $ 27.14      $22.60
                                                               -------      ------
Investment Activities:
  Net investment income (loss)..............................      0.07        0.07
  Net realized and unrealized gains (losses) from
     investments............................................      5.55        4.67
                                                               -------      ------
     Total from Investment Activities.......................      5.62        4.74
                                                               -------      ------
Distributions:
  Net investment income.....................................     (0.08)      (0.08)
  Net realized gains........................................     (0.92)      (0.12)
                                                               -------      ------
     Total Distributions....................................     (1.00)      (0.20)
                                                               -------      ------
NET ASSET VALUE,
  END OF PERIOD.............................................   $ 31.76      $27.14
                                                               =======      ======
Total Return (Excludes Sales Charge)........................     21.52%      21.07%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $59,042      $3,214
  Ratio of expenses to average net assets...................      1.35%       1.35%(c)
  Ratio of net investment income to average net assets......      0.11%       0.27%(c)
  Ratio of expenses to average net assets*..................      1.57%       1.60%(c)
  Ratio of net investment income to average net assets*.....     (0.11)%      0.02%(c)
  Portfolio turnover (d)....................................      5.37%       4.32%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  MARKET EXPANSION INDEX
                                                                           FUND
                                                                --------------------------
                                                                      CLASS I SHARES
                                                                --------------------------
                                                                SIX MONTHS      JULY 31,
                                                                  ENDED         1998 TO
                                                                 JUNE 30,     DECEMBER 31,
                                                                   1999         1998 (a)
                                                                ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.52        $ 10.00
                                                                 -------        -------
Investment Activities:
  Net investment income (loss)..............................        0.03           0.03
  Net realized and unrealized gains (losses) from
    investments.............................................        0.40           0.93
                                                                 -------        -------
    Total from Investment Activities........................        0.43           0.96
                                                                 -------        -------
Distributions:
  Net investment income.....................................       (0.03)         (0.03)
  Net realized gains........................................       (0.29)         (0.41)
                                                                 -------        -------
    Total Distributions.....................................       (0.32)         (0.44)
                                                                 -------        -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.63        $ 10.52
                                                                 =======        =======
Total Return................................................         4.54%(b)         9.91%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $28,871        $27,483
  Ratio of expenses to average net assets...................        0.57%(c)          0.56%(c)
  Ratio of net investment income to average net assets......        0.68%(c)          0.75%(c)
  Ratio of expenses to average net assets*..................        0.97%(c)          1.12%(c)
  Ratio of net investment income to average net assets*.....        0.28%(c)          0.19%(c)
  Portfolio turnover (d)....................................       36.50%         20.18%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  MARKET EXPANSION INDEX
                                                                           FUND
                                                                --------------------------
                                                                      CLASS A SHARES
                                                                --------------------------
                                                                SIX MONTHS      JULY 31,
                                                                  ENDED         1998 TO
                                                                 JUNE 30,     DECEMBER 31,
                                                                   1999         1998 (a)
                                                                ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.53         $10.00
                                                                  ------         ------
Investment Activities:
  Net investment income (loss)..............................        0.03             --
  Net realized and unrealized gains (losses) from
    investments.............................................        0.39           0.95
                                                                  ------         ------
    Total from Investment Activities........................        0.42           0.95
                                                                  ------         ------
Distributions:
  Net investment income.....................................       (0.03)         (0.01)
  Net realized gains........................................       (0.29)         (0.41)
                                                                  ------         ------
    Total Distributions.....................................       (0.32)         (0.42)
                                                                  ------         ------
NET ASSET VALUE, END OF PERIOD..............................      $10.63         $10.53
                                                                  ======         ======
Total Return (Excludes Sales Charge)........................        4.39%(b)          9.30%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................      $  277         $   30
  Ratio of expenses to average net assets...................        0.85%(c)          0.77%(c)
  Ratio of net investment income to average net assets......        0.43%(c)          0.47%(c)
  Ratio of expenses to average net assets*..................        1.42%(c)          1.24%(c)
  Ratio of net investment income to average net assets*.....       (0.14)%(c)         0.00%(c)
  Portfolio turnover (d)....................................       36.50%         20.18%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  MARKET EXPANSION INDEX
                                                                           FUND
                                                                --------------------------
                                                                      CLASS B SHARES
                                                                --------------------------
                                                                SIX MONTHS      JULY 31,
                                                                  ENDED         1998 TO
                                                                 JUNE 30,     DECEMBER 31,
                                                                   1999         1998 (a)
                                                                ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.49         $10.00
                                                                  ------         ------
  Investment Activities:
  Net investment income (loss)..............................        0.02          (0.02)
  Net realized and unrealized gains (losses) from
    investments.............................................        0.54           0.92
                                                                  ------         ------
    Total from Investment Activities........................        0.56           0.90
                                                                  ------         ------
  Distributions:
  Net investment income.....................................       (0.02)            --
  Net realized gains........................................       (0.29)         (0.41)
                                                                  ------         ------
    Total Distributions.....................................       (0.31)         (0.41)
                                                                  ------         ------
NET ASSET VALUE, END OF PERIOD..............................      $10.74         $10.49
                                                                  ======         ======
Total Return (Excludes Sales Charge)........................        5.75%(b)          9.85%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................      $  309      $         --(c)
  Ratio of expenses to average net assets...................        1.60%(d)          1.87%(d)
  Ratio of net investment income to average net assets......       (0.34)%(d)        (0.59)%(d)
  Ratio of expenses to average net assets*..................        2.13%(d)          2.14%(d)
  Ratio of net investment income to average net assets*.....       (0.87)%(d)        (0.86)%(d)
  Portfolio turnover (e)....................................       36.50%         20.18%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Amount is less than $1,000.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              MARKET EXPANSION INDEX
                                                                       FUND
                                                              ----------------------
                                                                  CLASS C SHARES
                                                              ----------------------
                                                                    MARCH 22,
                                                                     1999 TO
                                                                     JUNE 30,
                                                                     1999 (a)
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $ 9.32
                                                                      ------
Investment Activities:
  Net investment income (loss)..............................            0.02
  Net realized and unrealized gains (losses) from
    investments.............................................            1.25
                                                                      ------
    Total from Investment Activities........................            1.27
                                                                      ------
Distributions:
  Net investment income.....................................           (0.02)
                                                                      ------
    Total Distributions.....................................           (0.02)
                                                                      ------
NET ASSET VALUE, END OF PERIOD..............................          $10.57
                                                                      ======
Total Return (Excludes Sales Charge)........................           13.64%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................          $   18
  Ratio of expenses to average net assets...................            1.58%(c)
  Ratio of net investment income to average net assets......           (0.33)%(c)
  Ratio of expenses to average net assets*..................            2.17%(c)
  Ratio of net investment income to average net assets*.....           (0.92)%(c)
  Portfolio turnover (d)....................................           36.50%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      INTERNATIONAL EQUITY INDEX FUND
                                                          --------------------------------------------------------
                                                                               CLASS I SHARES
                                                          --------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                          --------------------------------------------------------
                                                            1999        1998        1997        1996        1995
                                                          --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..................    $  17.97    $  16.89    $  15.17    $  13.93    $  13.46
                                                          --------    --------    --------    --------    --------
Investment Activities:
  Net investment income (loss)........................        0.19        0.21        0.15        0.11        0.13
  Net realized and unrealized gains (losses) from
    investments.......................................        1.71        1.32        2.02        1.43        0.46
                                                          --------    --------    --------    --------    --------
    Total from Investment Activities..................        1.90        1.53        2.17        1.54        0.59
                                                          --------    --------    --------    --------    --------
Distributions:
  Net investment income...............................       (0.39)      (0.02)      (0.17)      (0.16)      (0.08)
  In excess of net investment income..................          --          --       (0.13)      (0.02)         --
  Net realized gains..................................       (0.85)      (0.43)      (0.15)      (0.12)      (0.04)
                                                          --------    --------    --------    --------    --------
    Total Distributions...............................       (1.24)      (0.45)      (0.45)      (0.30)      (0.12)
                                                          --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD........................    $  18.63    $  17.97    $  16.89    $  15.17    $  13.93
                                                          ========    ========    ========    ========    ========
Total Return..........................................       11.27%       9.54%      14.64%      11.22%       4.20%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...................    $657,902    $586,741    $449,949    $347,790    $218,299
  Ratio of expenses to average net assets.............        0.85%       0.88%       0.86%       0.97%       1.04%
  Ratio of net investment income to average net
    assets............................................        1.03%       1.29%       1.00%       1.04%       1.25%
  Ratio of expenses to average net assets*............        0.85%       0.88%       0.86%       1.00%       1.04%
  Ratio of net investment income to average net
    assets*...........................................        1.03%       1.29%       1.00%       1.01%       1.25%
  Portfolio turnover (a)..............................       33.99%       9.90%       9.61%       6.28%       4.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         INTERNATIONAL EQUITY INDEX FUND
                                                                --------------------------------------------------
                                                                                  CLASS A SHARES
                                                                --------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                                --------------------------------------------------
                                                                 1999       1998       1997       1996       1995
                                                                -------    -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 17.99    $ 16.92    $ 15.16    $ 13.92    $13.49
                                                                -------    -------    -------    -------    ------
Investment Activities:
  Net investment income (loss)..............................       0.29       0.19       0.11       0.14      0.12
  Net realized and unrealized gains (losses) from
    investments.............................................       1.60       1.31       2.03       1.40      0.43
                                                                -------    -------    -------    -------    ------
    Total from Investment Activities........................       1.89       1.50       2.14       1.54      0.55
                                                                -------    -------    -------    -------    ------
Distributions:
  Net investment income.....................................      (0.35)        --      (0.13)     (0.16)    (0.08)
  In excess of net investment income........................         --         --      (0.10)     (0.02)       --
  Net realized gains........................................      (0.85)     (0.43)     (0.15)     (0.12)    (0.04)
                                                                -------    -------    -------    -------    ------
    Total Distributions.....................................      (1.20)     (0.43)     (0.38)     (0.30)    (0.12)
                                                                -------    -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD..............................    $ 18.68    $ 17.99    $ 16.92    $ 15.16    $13.92
                                                                =======    =======    =======    =======    ======
Total Return (Excludes Sales Charge)........................      11.21%      9.34%     14.31%     11.20%     3.87%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $55,691    $24,060    $12,562    $10,789    $5,028
  Ratio of expenses to average net assets...................       1.10%      1.13%      1.11%      1.22%     1.28%
  Ratio of net investment income to average net assets......       1.06%      1.11%      0.73%      0.79%     1.09%
  Ratio of expenses to average net assets*..................       1.20%      1.23%      1.19%      1.35%     1.38%
  Ratio of net investment income to average net assets*.....       0.96%      1.01%      0.65%      0.66%     0.99%
  Portfolio turnover (a)....................................      33.99%      9.90%      9.61%      6.28%     4.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         INTERNATIONAL EQUITY INDEX FUND
                                                                -------------------------------------------------
                                                                                 CLASS B SHARES
                                                                -------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                                -------------------------------------------------
                                                                 1999       1998       1997       1996      1995
                                                                -------    -------    -------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 17.33    $ 16.44    $ 14.79    $13.73    $13.40
                                                                -------    -------    -------    ------    ------
Investment Activities:
  Net investment income (loss)..............................       0.10       0.08       0.09      0.03      0.03
  Net realized and unrealized gains (losses) from
    investments.............................................       1.55       1.24       1.86      1.32      0.41
                                                                -------    -------    -------    ------    ------
    Total from Investment Activities........................       1.65       1.32       1.95      1.35      0.44
                                                                -------    -------    -------    ------    ------
Distributions:
  Net investment income.....................................      (0.24)        --      (0.08)    (0.15)    (0.07)
  In excess of net investment income........................         --         --      (0.07)    (0.02)       --
  Net realized gains........................................      (0.85)     (0.43)     (0.15)    (0.12)    (0.04)
                                                                -------    -------    -------    ------    ------
    Total Distributions.....................................      (1.09)     (0.43)     (0.30)    (0.29)    (0.11)
                                                                -------    -------    -------    ------    ------
NET ASSET VALUE, END OF PERIOD..............................    $ 17.89    $ 17.33    $ 16.44    $14.79    $13.73
                                                                =======    =======    =======    ======    ======
Total Return (Excludes Sales Charge)........................      10.15%      8.48%     13.37%     9.97%     3.17%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $18,489    $13,307    $10,033    $5,856    $3,687
  Ratio of expenses to average net assets...................       1.83%      1.88%      1.86%     1.97%     2.04%
  Ratio of net investment income to average net assets......       0.10%      0.26%      0.08%     0.04%     0.25%
  Ratio of expenses to average net assets*..................       1.83%      1.88%      1.86%     2.00%     2.04%
  Ratio of net investment income to average net assets*.....       0.10%      0.26%      0.08%     0.01%     0.25%
  Portfolio turnover (a)....................................      33.99%      9.90%      9.61%     6.28%     4.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 INTERNATIONAL EQUITY
                                                                      INDEX FUND
                                                                -----------------------
                                                                    CLASS C SHARES
                                                                -----------------------
                                                                  YEAR      NOVEMBER 4,
                                                                 ENDED        1997 TO
                                                                JUNE 30,     JUNE 30,
                                                                  1999       1998 (a)
                                                                --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $17.91       $15.70
                                                                 ------       ------
Investment Activities:
  Net investment income (loss)..............................       0.30         0.06
  Net realized and unrealized gains (losses) from
    investments.............................................       1.51         2.45
                                                                 ------       ------
    Total from Investment Activities........................       1.81         2.51
                                                                 ------       ------
Distributions:
  Net investment income.....................................      (0.32)          --
  Net realized gains........................................      (0.85)       (0.30)
                                                                 ------       ------
    Total Distributions.....................................      (1.17)       (0.30)
                                                                 ------       ------
NET ASSET VALUE, END OF PERIOD..............................     $18.55       $17.91
                                                                 ======       ======
Total Return (Excludes Sales Charge)........................      10.78%       16.34%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $2,339       $  119
  Ratio of expenses to average net assets...................       1.86%        1.87%(c)
  Ratio of net investment income to average net assets......       0.73%        2.88%(c)
  Portfolio turnover (d)....................................      33.99%        9.90%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                DIVERSIFIED INTERNATIONAL FUND
                                            ----------------------------------------------------------------------
                                                                        CLASS I SHARES
                                            ----------------------------------------------------------------------
                                            SIX MONTHS                                                DECEMBER 3,
                                              ENDED                YEAR ENDED DECEMBER 31,              1994 TO
                                             JUNE 30,     -----------------------------------------   DECEMBER 31,
                                               1999         1998       1997       1996       1995       1994 (a)
                                            ----------    --------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $  13.93     $  12.14   $  11.79   $  11.05   $  10.01     $ 10.00
                                             --------     --------   --------   --------   --------     -------
Investment Activities:
  Net investment income (loss)............       0.11         0.14       0.10       0.11       0.10        0.01
  Net realized and unrealized gains
    (losses) from investments.............       1.09         1.85       0.37       0.74       1.05          --
                                             --------     --------   --------   --------   --------     -------
    Total from Investment Activities......       1.20         1.99       0.47       0.85       1.15        0.01
                                             --------     --------   --------   --------   --------     -------
Distributions:
  Net investment income...................         --        (0.15)     (0.12)     (0.11)     (0.11)         --
  Net realized gains......................         --        (0.05)        --         --         --          --
                                             --------     --------   --------   --------   --------     -------
    Total Distributions...................         --        (0.20)     (0.12)     (0.11)     (0.11)         --
                                             --------     --------   --------   --------   --------     -------
NET ASSET VALUE, END OF PERIOD............   $  15.13     $  13.93   $  12.14   $  11.79   $  11.05     $ 10.01
                                             ========     ========   ========   ========   ========     =======
Total Return..............................       8.61%(c)    16.43%      3.98%      7.90%     11.47%       1.26%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......   $599,310     $569,522   $487,986   $389,997   $106,300     $36,545
  Ratio of expenses to average net
    assets................................       1.06%(b)     1.09%      1.10%      1.10%      1.16%       1.15%(b)
  Ratio of net investment income to
    average net assets....................       1.59%(b)     1.04%      1.05%      1.01%      1.43%       1.18%(b)
  Ratio of expenses to average net
    assets*...............................       1.09%(b)     1.09%      1.10%      1.10%      1.24%       1.92%(b)
  Ratio of net investment income to
    average net assets*...................       1.56%(b)     1.04%      1.05%      1.01%      1.35%       0.41%(b)
  Portfolio turnover (d)..................       2.96%        8.50%      3.56%      6.37%      2.09%       0.30%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           DIVERSIFIED INTERNATIONAL FUND
                                                -----------------------------------------------------
                                                                   CLASS A SHARES
                                                -----------------------------------------------------
                                                SIX MONTHS
                                                  ENDED               YEAR ENDED DECEMBER 31,
                                                 JUNE 30,     ---------------------------------------
                                                   1999        1998       1997       1996       1995
                                                ----------    -------    -------    -------    ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.........................   $ 13.89      $ 12.11    $ 11.77    $ 11.05    $10.01
                                                 -------      -------    -------    -------    ------
Investment Activities:
  Net investment income (loss)................      0.08         0.11       0.07       0.10      0.10
  Net realized and unrealized gains (losses)
     from investments.........................      1.11         1.84       0.36       0.72      1.05
                                                 -------      -------    -------    -------    ------
     Total from Investment Activities.........      1.19         1.95       0.43       0.82      1.15
                                                 -------      -------    -------    -------    ------
Distributions:
  Net investment income.......................        --        (0.13)     (0.09)     (0.10)    (0.11)
  In excess of net investment income..........        --        (0.04)        --         --        --
                                                 -------      -------    -------    -------    ------
     Total Distributions......................        --        (0.17)     (0.09)     (0.10)    (0.11)
                                                 -------      -------    -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD...............................   $ 15.08      $ 13.89    $ 12.11    $ 11.77    $11.05
                                                 =======      =======    =======    =======    ======
Total Return (Excludes Sales Charge)..........      8.57%(a)    16.12%      3.69%      7.50%    11.47%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........   $34,900      $44,232    $26,703    $10,836    $  988
  Ratio of expenses to average net assets.....      1.29%(b)     1.34%      1.35%      1.23%     1.16%
  Ratio of net investment income to average
     net assets...............................      1.25%(b)     0.79%      0.80%      0.88%     1.43%
  Ratio of expenses to average net assets*....      1.37%(b)     1.34%      1.35%      1.23%     1.24%
  Ratio of net investment income to average
     net assets*..............................      1.17%(b)     0.79%      0.80%      0.88%     1.35%
  Portfolio turnover (c)......................      2.96%        8.50%      3.56%(d)    6.37%    2.09%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) The Portfolio Turnover Percentage was adjusted for a conversion of assets from First National Bank of Chicago's International Equity Common Trust Fund, which took place during 1997. The Fund's securities purchases were appropriately reduced by the fair market value of the asset transfer approximating $20 million.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                DIVERSIFIED INTERNATIONAL FUND
                                                         ---------------------------------------------
                                                                        CLASS B SHARES
                                                         ---------------------------------------------
                                                         SIX MONTHS       YEAR ENDED       AUGUST 24,
                                                           ENDED         DECEMBER 31,       1996 TO
                                                          JUNE 30,     ----------------   DECEMBER 31,
                                                            1999        1998      1997      1996 (a)
                                                         ----------    ------    ------   ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD..................................    $13.01      $11.37    $11.08      $10.84
                                                           ------      ------    ------      ------
Investment Activities:
  Net investment income (loss).........................      0.03        0.01      0.01        0.04
  Net realized and unrealized gains (losses) from
     investments.......................................      1.04        1.74      0.34        0.24
                                                           ------      ------    ------      ------
     Total from Investment Activities..................      1.07        1.75      0.35        0.28
                                                           ------      ------    ------      ------
Distributions:
  Net investment income................................        --       (0.08)    (0.06)      (0.04)
  In excess of net investment income...................        --       (0.03)       --          --
                                                           ------      ------    ------      ------
     Total Distributions...............................        --       (0.11)    (0.06)      (0.04)
                                                           ------      ------    ------      ------
NET ASSET VALUE,
  END OF PERIOD........................................    $14.08      $13.01    $11.37      $11.08
                                                           ======      ======    ======      ======
Total Return (Excludes Sales Charge)...................      8.22%(b)   15.43%     2.90%       2.62%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....................    $2,478      $2,545    $1,763      $1,131
  Ratio of expenses to average net assets..............      2.05%(c)    2.09%     2.10%       2.05%(c)
  Ratio of net investment income to average net
     assets............................................      0.57%(c)    0.04%     0.05%       0.75%(c)
  Ratio of expenses to average net assets*.............      2.08%(c)    2.09%     2.10%       2.05%(c)
  Ratio of net investment income to average net
     assets*...........................................      0.54%(c)    0.04%     0.05%       0.75%(c)
  Portfolio turnover (d)...............................      2.96%       8.50%     3.56%       6.37%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              DIVERSIFIED INTERNATIONAL FUND
                                                              ------------------------------
                                                                      CLASS C SHARES
                                                              ------------------------------
                                                                        MARCH 22,
                                                                         1999 TO
                                                                         JUNE 30,
                                                                         1999(a)
                                                              ------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................              $13.47
                                                                          ------
Investment Activities:
  Net realized and unrealized gains (losses) from
     investments............................................                0.61
                                                                          ------
     Total from Investment Activities.......................                0.61
                                                                          ------
Distributions:
     Total Distributions....................................                  --
                                                                          ------
NET ASSET VALUE,
  END OF PERIOD.............................................              $14.08
                                                                          ======
Total Return (Excludes Sales Charge)........................                4.53%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................              $    5
  Ratio of expenses to average net assets...................                2.00%(c)
  Ratio of net investment income to average net assets......                1.58%(c)
  Portfolio turnover (d)....................................                2.96%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 1999

To the Shareholders and Board of Trustees of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Fund (formerly the Small Capitalization Fund), the Small Cap Value Fund (formerly the Pegasus Small Cap Opportunity Fund), the Mid Cap Growth Fund (formerly the Growth Opportunities Fund), the Mid Cap Value Fund (formerly the Disciplined Value Fund), the Diversified Mid Cap Fund (formerly the Pegasus Mid Cap Opportunity Fund), the Large Cap Growth Fund (formerly the Large Company Growth Fund), the Large Cap Value Fund (formerly the Large Company Value Fund), the Equity Income Fund (formerly the Income Equity Fund), the Diversified Equity Fund (formerly the Value Growth Fund), the Balanced Fund (formerly the Asset Allocation Fund), the Equity Index Fund, the Market Expansion Fund (formerly the Pegasus Market Expansion Fund), the International Equity Index Fund and the Diversified International Fund (formerly the Pegasus International Equity Fund) (fourteen series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations for each of the periods presented, the changes in each of their net assets for each of the periods presented, the cash flows of the International Mid Cap Growth Fund and the Equity Index Fund for the year then ended and the financial highlights for each of the periods presented (other than those statements of operations, statements of changes in net assets and financial highlights that have been audited by other independent accountants), in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Small Cap Value Fund, the Diversified Mid Cap Fund, the Market Expansion Fund and the Diversified International Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 20, 1999

                 (This page has been left blank intentionally.)

Important Customer Information.

Please Read:

Shares of One Group:

- are not deposits or obligations of, or guaranteed by, BANK ONE CORPORATION or its affiliates

- are not insured or guaranteed by the FDIC or by any other governmental agency or government-sponsored agency of the federal government or any state

- are subject to investment risks, including possible loss of the principal amount invested.

Banc One Investment Advisors Corporation, a registered investment advisor and an indirect subsidiary of BANK ONE CORPORATION, serves as an investment advisor to One Group, for which it receives advisory fees. One Group is distributed by The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, which is not affiliated with BANK ONE CORPORATION and is not a bank. Contact us at our web site address: www.onegroup.com or e-mail us at onegroup@onegroup.com.

For more complete information on any of One Group Funds, including management fees and expenses, you may obtain a prospectus from The One Group Services Company. Read the prospectus carefully before investing.




BANC ONE
INVESTMENT
ADVISORS
CORPORATION

[BANK ONE LOGO]


                                                             TOG-F-038-AN (8/99)